UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04416

PNC Funds

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices) (Zip code)

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

ANNUAL REPORT

May 31, 2010

PNC Equity Funds

PNC FUNDS

PNC EQUITY FUNDS ANNUAL REPORT

EQUITY FUNDS

Balanced Allocation Fund International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Small Cap Core Fund Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund S&P 500 Index Fund

Small Cap Core Fund

OTHER PNC FUNDS

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Maryland Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

Tax Exempt Limited Maturity Bond Fund

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

TA B L E O F C O N T E N T S
Message from the Co-Chairmen	1
Message from the President	2
	Fund Overviews	Financial Highlights	Schedules of Investments
Balanced Allocation Fund	8	39	50
International Equity Fund	12	40	58
Large Cap Core Equity Fund	16	41	63
Large Cap Growth Fund	18	42	66
Large Cap Value Fund	20	43	69
Mid Cap Value Fund	22	44	72
Multi-Factor Small Cap Core Fund	24	45	74
Multi-Factor Small Cap Growth Fund	24	46	77
Multi-Factor Small Cap Value Fund	25	47	80
S&P 500 Index Fund	30	48	83
Small Cap Core Fund	32	49	89
Explanation of Expense Tables	34
Trustees and Officers of the Trust	36
Report of Independent Registered Public Accounting Firm	38
Investment Abbreviations and Definitions			92
Statements of Assets and Liabilities			94
Statements of Operations			100
Statements of Changes in Net Assets			104
Notes to Financial Statements			108
Notice to Shareholders			124
Proxy Voting and Quarterly Schedules of Investments			125

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Equity Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds maybe obtained by calling your investment professional, calling 1-800-622FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

	NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC, a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser to PNC Funds, for which it receives an investment advisory fee. Shares of PNC Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PNC Capital Advisors, LLC and is not a bank.

©2010 The PNC Financial Services Group, Inc. All rights reserved.

P N C E q u i t y F u n d s

M E S S A G E F R O M T H E C O - C H A I R M E N

JULY 2010

Dear Shareholders:

We are pleased to provide you with important annual financial information about PNC Funds, the newly combined fund family comprising the former Allegiant Funds and PNC Funds Inc., as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2010, total assets of PNC Funds increased from $8.9 to $9.1 billion, primarily as a result of the fund combinations and market gains offset by shareholder outflows.

Your Board of Trustees, which now comprises certain Board members from both legacy fund families, extends a welcome to our new shareholders and looks forward to continuing to serve you.

We encourage investors who have questions about their investments to call Shareholder Services at 800-622-FUND (3863) or visit our website at pncfunds.com.

Sincerely,

John R. Murphy	Robert D. Neary
Co-Chairman	Co-Chairman

1

P N C E q u i t y F u n d s

A M E S S A G E F R O M T H E P R E S I D E N T

“Economic conditions markedly improved during the 12 months ended May 31, 2010 compared to the one year prior.…”

Dear Shareholders:

We are pleased to present this annual report for the PNC Equity Funds which provides a detailed review of the markets, the portfolios and our management strategies.

The 12 months ended May 31, 2010, were especially eventful times for the PNC Equity Funds.

	•	Each of the PNC Equity Funds generated solid positive double-digit absolute gains during the annual period.
•

We continue to enhance our array of investment options. Effective September 30, 2009, PNC Capital Advisors, LLC, a Delaware limited liability company, was formed as a result of the merger of PNC Capital Advisors, Inc., investment adviser to PNC Funds, Inc., with its affiliate Allegiant Asset Management Company. In so doing, PNC Capital Advisors, LLC assumed the responsibility of investment adviser for the PNC Equity Funds as we increasingly drew on the proven experience of several of the portfolio managers from the predecessor investment advisers. In addition, we maintained our strong business relationships with top-line asset managements, such as GE Asset Management, Inc. and Polaris Capital Management, LLC.

•

After receiving shareholder approval, the reorganization of portfolios of PNC Funds, Inc. into their respective acquiring Allegiant Fund occurred on February 1, 2010; and effective February 8, 2010, each investment portfolio of the Allegiant Funds was re-named as a PNC investment portfolio. For example, Allegiant International Equity Fund was re-named PNC International Equity Fund.

•

We continue to believe that by offering the opportunity to diversify your investments among an array of equity, taxable and tax-exempt fixed income and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, PNC Equity Funds’ portfolio managers discuss the management of their respective Funds over the annual period. The conversations highlight key factors influencing recent performance of the Funds. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12-month period, especially given the dramatic shift in conditions from one year prior.

Economic Review

Economic conditions markedly improved during the 12 months ended May 31, 2010, compared to the one year prior. Real Gross Domestic Product (“GDP”) had declined 5.7% in the first quarter of 2009, but then decreased a comparatively modest 0.7% in the second quarter of 2009 before increasing 2.2% and 5.6% in the third and fourth quarters of 2009, respectively. U.S. GDP grew 3.0% in the first quarter of 2010, and most economists are anticipating positive growth in the second quarter of 2010 as well.

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

The increase in real GDP in the first quarter of 2010 primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports and nonresidential fixed investment that were partly offset by negative contributions from state and local government spending and residential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased. That said, the deceleration in real GDP in the first quarter compared to the prior quarter primarily reflected decelerations in private inventory investment

2

and in exports, a downturn in residential fixed investment, a larger decrease in state and local government spending, and a deceleration in nonresidential fixed investment that were partly offset by an acceleration in PCE and a deceleration in imports.

Several indicators supported GDP growth expectations for the second quarter of 2010. For example, sales at U.S. retailers fell in May for the first time in eight months, but this was due primarily to weak gasoline prices, the end of a home buyer tax credit that had boosted sales of building materials, and the winding down of incentives like tax rebates to buy energy-efficient appliances. Core retail sales, which correspond most closely with the consumer spending component of the government’s gross domestic product report, actually rose 0.1% after dropping 0.2% in April. Sales from nonstore retailers, which include online purchases, rose a healthy 2% in May, and were up 15.6% from the same period the previous year. There were also modest gains in sales by furniture stores, grocery stores and health and personal care stores, among others. Further, a jump in consumer sentiment during the last three months ended May 31, 2010 tempered fears of a slowing economic recovery. There were also indications that the economic recovery was on solid footing on the business side. The Commerce Department said business inventories hit a 10-month high in April 2010 (latest data available), while sales were at their highest level since October 2008. Inventories are a key component of gross domestic product changes over the business cycle and the rebuilding of merchandise stock from record low levels is one of the key drivers of the economy’s recovery.

Also on the positive side, inflation remained of little concern, at least for now. Oil prices rose from just over $66 per barrel at the end of May 2009 to just under $74 per barrel at the end of May 2010. Due primarily to the resultant sharp increase in energy prices overall, the Consumer Price Index rose at an annualized rate of 2.0% at the end of the annual period. Core inflation, which excludes food and energy prices, grew at just a 0.9% annualized rate, well below the 2.0% average annual increase over the past 10 years and matching April 2010 for the lowest annual increase in 44 years.

Still weighing on the economy was ongoing weakness in the labor market. The unemployment rate edged down to 9.7% in May 2010, having reached a 26 1/2 year high of 10.2% in October 2009, and total nonfarm payroll employment grew by 431,000 in May 2010. However, there were still approximately 15 million Americans unemployed. Also, the increase in employment overall reflected the hiring of 411,000 temporary employees to work on Census 2010, according to the U.S. Bureau of Labor Statistics. Private-sector employment changed little, with an increase of 41,000 jobs in May.

Equities

Virtually all of the major U.S. equity indices enjoyed robust double-digit gains during the 12 months ended May 31, 2010, as the equity market rally that began in early March 2009 continued with investors factoring into stock prices the prospects for economic recovery. This is not to say that the period was without volatility.

“Still weighing on the economy was ongoing weakness in the labor market.”

Through September, several big themes drove the equity market. Positive statements about the recession likely being over from Federal Reserve Board (the “Fed”) Chairman Ben Bernanke contributed some optimism. Investors appeared to agree that massive economic stimulus programs and packages had been put in place and that stimulus should be allowed to work its way through the

Commentary provided by PNC Capital Advisors, LLC as of May 1, 2010

3

PNC Equity Funds

A MESSAGE FROM THE PRESIDENT

“Virtually all of the major U.S. equity indices enjoyed robust double-digit gains during the 12 months ended May 31, 2010,.”

financial system. The popular “cash for clunkers” program helped spur auto sales and managed to get consumers to spend. A falling dollar boosted commodity stocks and the stocks of companies doing a majority of their business outside the United States. Financial stocks continued to recover from the crushing they had absorbed into March. Technology’s strength continued. Some outliers bottomed and rebounded sharply. On the downside, while Wall Street staged a robust rally, concerns about Main Street remained.

Equities closed out the final quarter of 2009 on a high note, brushing off a weak October and fears at the end of November that losses in the small emirate of Dubai could imperil the nascent economic rebound, to post solid gains as investors welcomed improving economic growth. Indeed, economic data, while mixed, displayed positive trends on several key fronts during the quarter. The housing market continued to show signs of life, as sales of existing homes were up from their lows of one year prior. The manufacturing sector, which was hit particularly hard in the downturn, also staged a rebound. Another positive sign for the recovery was solid corporate earnings, which largely outpaced analyst estimates. The biggest areas of concern remained those around the consumer and the persistently high unemployment rate.

After slipping again in January, the equity market advanced robustly through April 2010. The equity market’s gains were supported primarily by strong corporate earnings overall and a better than expected contribution from consumers to the recovering economy. Further, the U.S. dollar strengthened, the major beneficiary of concerns surrounding the euro. May, however, saw significant equity market declines. Indeed, it was the worst month for the S&P 500® Index since February 2009, as economic worries heightened, a North Korean general threatened “all out war,” a cut in Spain’s debt rating by Fitch followed on the heels of Greece’s much-headlined debt troubles, and oil continued to leak into the Gulf region.

In all, mid-cap stocks within the U.S. equity market performed best (Russell Midcap® Value Index), followed closely behind by small-cap stocks (Russell 2000® Index). Large-cap stocks also generated double-digit gains (Russell 1000® Index), but lagged a bit further behind. Value stocks outperformed growth stocks across the capitalization spectrum (Russell 1000® Value Index versus Russell 1000® Growth Index).

International equity markets overall, as measured by the MSCI EAFE® Index, posted positive but far more modest gains than the U.S. equity markets. Consumer staples was the best performing sector, followed by industrials and materials. Utilities and energy generated negative returns for the annual period. Australia, Sweden and Singapore were the best performing individual country markets within the MSCI EAFE® Index. Not surprisingly, Greece was by far the worst performing market. Several other peripheral European markets, including Italy, Portugal, Spain, Finland, Ireland and Austria, also posted negative returns for the annual period. The emerging equity markets as a whole significantly outperformed the developed equity markets on a relative basis during the 12 months ended May 31, 2010, posting returns more in line with those of the U.S. equity market.

Fixed Income

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

As the annual period unfolded, the financial panic that had dominated in months prior subsided and a strong rally in “riskier” assets started, especially in credit-related products such as high-yield and investment-grade corporate bonds. Attractive valuations, a willingness to increase risk as early signs of economic recovery grew more evident, and massive amounts of liquidity caused

4

spreads, or the difference in yields between non-Treasury and comparable-duration Treasury securities, to tighten dramatically. Investor confidence was also buoyed by accommodative monetary policy and the commitment of the Fed to maintain the targeted federal funds rate at its near-zero level for an extended period. (It should be noted that while many investors migrated from money market funds to longer-duration assets via short- to intermediate-term taxable and tax-exempt bond funds during the annual period in search of higher yields, investing in bond funds does involve greater risk than investing in money market funds. For example, if interest rates rise, bond fund values could decline.)

While virtually all non-Treasury sectors outperformed Treasuries for the annual period overall, U.S. Treasury securities still generated positive returns. For the annual period overall, two-year Treasury yields fell 0.21% to 0.76%, 10-year Treasury yields dropped 0.40% to 3.31%, and 30-year Treasury yields declined 0.33% to 4.22%.

High-yield corporate bonds overall were the best performers within the Barclays Capital U.S. Aggregate Bond Index, boosted primarily by a combination of attractive valuations, increased perception of reduced systemic risk and the growing belief that the recession is over. Commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment grade corporate bonds also generated strong excess returns over U.S. Treasuries. Mortgage-backed securities also outperformed Treasuries but more modestly, as the Fed ended its purchase program on March 31, 2010, thereby withdrawing major buyer support. Overall, lower-quality issues dramatically outperformed higher-quality issues and, in general, longer maturities (that is, those bonds with maturities of ten years or more) outperformed shorter maturities.

The tax-exempt bond market overall modestly outpaced the taxable fixed income markets for the annual period, boosted primarily by strong technicals, as the introduction of the Build America Bond (BAB) program diminished supply while demand for tax-exempt municipal bonds increased. Late in the first quarter of 2009 evidence of a decrease in the rate of economic contraction was increasingly visible. These are the so-called “green shoots” seen in a variety of economic indicators in the U.S. and abroad. Second quarter real GDP is now expected to be “less bad” than the first quarter, contracting at around a 2.5 percent annualized rate. While the slower rate of contraction is a hopeful sign that better conditions will follow later in the year, it looks good now only in comparison to the truly awful preceding quarters.

Money Markets

Compared to the prior fiscal year, the annual period ended May 31, 2010 was much less “exciting” and eventful, with the Fed maintaining the targeted federal funds rate near zero and thus driving the dominant theme in the taxable and tax-exempt money markets — that is, low yields.

Our View Ahead

In our view, the U.S. economy is moving from recovery to slow expansion and the liquidity and credit crises have abated. Thus, we look for U.S. economic growth in the 2.5% to 3.5% range during calendar year 2010. Assuming this growth rate materializes, after falling by nearly 6% from peak output in 2007 to the trough in mid-2009, domestic GDP will have nearly regained its former peak by the end of 2010.

“Overall, lower-quality issues dramatically outperformed higher-quality issues,.”
We believe economic growth is likely to appear stronger as the lagged effects of massive monetary and fiscal stimulus continue to work through the system, and we see a release of pent up demand	Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

5

PNC Equity Funds

A MESSAGE FROM THE PRESIDENT

“Virtually all of the major U.S. equity indices enjoyed robust double-digit gains during the 12 months ended May 31, 2010,.”

from what was an unusually harsh winter for much of the country. The various consumer and housing stimulus measures may indeed have the desired effect over the short term. Moreover, the increase in corporate profitability witnessed during the annual period overall often leads to capital spending, a reversal of what we saw during the Great Recession. Additionally, the industrial side of the economy has enjoyed a strong recovery with production rising since last spring. Also, on the positive side, labor markets remain weak, but appear to be stabilizing. The targeted federal funds rate is expected to remain below 1% through late 2010.

We maintain a positive outlook on U.S. large cap equity markets, as operating profits for companies in the S&P 500® Index are estimated to grow approximately 30% for 2010. The price/forward earnings ratio of 13.0x has rebounded from compressed levels and was, at the end of May, in line with historical averages.

Fixed income markets were fairly valued at the end of the annual period but remained vulnerable to quick sentiment changes. Unfortunately, in our view, 2011 will likely see a rise in tax rates as certain Bush-era tax cuts expire, which will likely lead to a concomitant slowdown in consumer spending. Unless employment rises strongly in the interim, the tax increases will diminish real disposable income in aggregate, so there is little doubt Congress will debate reversing or postponing the tax cut expiration. Given the markets waning appetite for government debt relative to non-government debt, this may provoke a negative reaction in the bond market. We have witnessed just this past spring what markets can do to usually sacrosanct government debt if profligate governments indefinitely postpone fiscal sensibility, and hence, lose credibility with their investors. Interest rates on Treasury securities could be vulnerable to sharp, unanticipated increases notwithstanding the economic fundamentals.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. By staying invested in assets allocated based on your individual goals, you mitigated the effects of the severe correction seen during the prior fiscal year and successfully participated in the upside of strong rallies, such as that seen in the equity markets and non-Treasury fixed income sectors during the annual period ended May 31, 2010.

We also commend you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

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PNC Equity Funds

BALANCED ALLOCATION FUND OVERVIEW

May 31, 2010

Edward A. Johnson

Portfolio Manager

Gordon A. Johnson

Managing Director

Mark McClone

Managing Director

Hitesh C. Patel

Managing Director

Douglas J. Roman

Managing Director

Martin C. Schulz

Managing Director

How did the financial markets perform over the last year?

Both equity and fixed income markets experienced volatility during the last 12 months, but overall generated strong positive returns. The S&P 500® Index(2) was up 20.99% for the one-year period ended May 31, 2010 and the Barclays U.S. Aggregate Bond Index(3) was up 8.42% for the same one-year period.

Balanced investors benefited from allocations to equities, especially those with small cap allocations, as these equity market segments significantly outpaced large cap stocks during the one-year period. Within fixed income, those with higher allocations to spread, or non-Treasury, sectors benefited, as these fixed income market segments outpaced U.S. Treasuries during the one-year period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2010, the Balanced Allocation Fund returned 9.64% to C shares investors(1) and 11.92% to I shares investors. The Fund’s benchmark, a 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index blend(4), returned 16.12%. The Average Mixed-Asset Target Allocation Moderate Peer(5) returned 15.80% during the period. The Fund underperformed its benchmark for the one-year period primarily as a result of manager value vs. non style-specific benchmarks, i.e. the value added — or not — by the managers of the Fund’s underlying funds. To a lesser extent, minor asset allocation also detracted from the Fund’s results. Major asset allocation contributed positively, albeit modestly, to the Fund’s annual performance.

The Fund was allocated, on average, approximately 65% to equities, 33% to fixed income and 2% to cash during the annual period. Overall, this asset allocation contributed positively to the Fund’s results. The Fund’s overweighted exposure to equities and underweighted allocation to fixed income relative to the blended benchmark particularly helped performance, as the S&P 500® Index outperformed the Barclays U.S. Aggregate Bond Index during the fiscal year. The Fund’s modest exposure to cash hurt results, as the Citigroup 3-Month T-Bill Index(8) underperformed the Barclays U.S. Aggregated Bond Index for the annual period.

Within the Fund’s equity allocation, the Fund was allocated, on average, 35% to large cap, 12% to small cap, 12% to international and 6% to emerging markets. The small cap allocation helped, as the Russell 2000® Index(11) outpaced the S&P 500® Index during the annual period. Exposure to emerging market equities also boosted results, as the MSCI Emerging Markets Index(9) outperformed the S&P 500® Index. However, the allocation to developed international equities hurt, as the MSCI EAFE® Index(10) lagged the S&P 500® Index during the annual period.

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

As measured by manager value vs. non style-specific benchmark indices, large-cap value and large-cap growth both underperformed the S&P 500® Index, small-cap core underperformed the Russell 2000® Index, and international equity value lagged the MSCI EAFE® Index. Partially offsetting these detractors was fixed income, which outperformed the Barclays U.S. Aggregate Bond Index, and international equity growth, which outperformed the MSCI EAFE® Index.

What are your thoughts going into the next 12 months? How is the Fund positioned?

In our view, the worst of the recession likely has passed, and while the economic outlook generally looks brighter, we anticipate ongoing variability among sectors of the economy. For example, consumer sentiment remains weak, though retail sales have improved recently. Industrial production and capacity utilization continue to move higher, and there appears to be some stabilization in the housing sector. While we have not seen significant turnaround in the unemployment rate, jobless claims are improving and mass layoffs have curtailed. We remain concerned about rising taxes and inflation in the face of a growing U.S. federal deficit, but believe GDP will grow at a rate of approximately 3% for calendar year 2010.

Given this economic backdrop and our view that U.S. Treasury yields will likely move higher given massive amounts of federal debt being issued, we believe fixed income has less attractive opportunities than equities over the next year or so. Thus, we intend to maintain the Fund’s underweight in fixed income held at the end of the annual period. We believe the Fund’s overweight to equities held at the end of May is justified by the stronger economic data and by expectations for rising corporate profitability. While developed international equity markets

8

lagged the U.S. equity market during the annual period, we continue to believe that emerging markets will remain the epicenter of global economic growth in the near term. Thus, the Fund remained overweight international equities, particularly emerging markets, at the end of May 2010.

Portfolio Holdings
Asset Allocation		Holdings Summary
Equity Funds	62.1%	Domestic Common Stocks	42.9%
Fixed Income Funds	37.9	Exchange Traded Funds	12.1
	100.0%	Corporate Bonds	9.9
The table on the right presents portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned.		U.S. Treasury Obligations	7.1
		Foreign Common Stocks	7.1
		U.S. Government Agency Mortgage-Backed Obligations	6.8
		Affiliated Money Market Fund	5.2
		Collateralized Mortgage Obligations	3.7
		Asset Backed Securities	2.9
		Commercial Mortgage-Backed Securities	1.2
		U.S. Government Agency Obligations	1.1
		Preferred Stocks	0.0
			100.0%

Average Annual Total Returns as of 5/31/10(7)
	Date of Inception	1 Year	3 Years	5 years	10 years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/10/98	11.92%	-4.76%	1.83%	1.64%	3.02%	N/A	N/A	1.03%	1.03%
Class A Shares	7/31/98	6.24%	-6.54%	0.59%	0.91%	2.36%	4.75%	N/A	1.32%	1.32%
Class C Shares	4/20/00	9.64%	-5.70%	0.85%	0.64%	2.01%	N/A	1.00%	2.03%	2.03%
Average Mixed-Asset Target Allocation Moderate Peer(5)		15.80%	-3.32%	2.20%	2.57%	3.17%	N/A	N/A	N/A	N/A
60/40 Hybrid of the S&P 500® Index/Barclays U.S. Aggregate Bond Index		16.12%	-2.26%	2.62%	2.41%	3.57%	N/A	N/A	N/A	N/A
Barclays U.S. Aggregate Bond Index		8.42%	6.88%	5.33%	6.52%	5.93%	N/A	N/A	N/A	N/A
S&P 500® Index		20.99%	-8.69%	0.31%	-0.82%	1.43%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

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PNC Equity Funds

BALANCED ALLOCATION FUND OVERVIEW

May 31, 2010

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

The Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(4)	The 60/40 Hybrid of S&P 500® Index and Barclays U.S. Aggregate Bond index is a blend of 60% S&P 500® Daily Reinvest Index and 40% Barclays U.S. Aggregate Bond Index, as calculated by the Adviser.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

(6)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(7)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(8)

The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(9)

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”) is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(10)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”), an unmanaged index comprised of more than 1,000 equity securities of foreign companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(11)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

The indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

10

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PNC Equity Funds

INTERNATIONAL EQUITY FUND OVERVIEW

May 31, 2010

Martin C. Schulz, J.D. Managing Director, International Equity

How did international equities perform over the last year?

The MSCI EAFE® Index(2) was up 6.61% for the one-year period ended May 31, 2010. International equity markets were driven higher by optimism about economic recovery in the U.S. and around the world and by corporate profits generally surprising to the upside. Further, credit markets continued to display improved liquidity, while interest rates remained at low levels. At the same time, international equity market returns were somewhat muted compared to U.S. equity market returns, as debt troubles in Greece and other peripheral European countries, including Spain, Portugal and Ireland, dominated during the second half of the fiscal year. China’s move to stem liquidity growth also served as a headwind. European equities were among the weakest performers, as sovereign default worries, the potential cost of a Greek bailout, a sinking euro, U.K. electoral uncertainty, and disruption from a six-day ban on air travel caused by an Icelandic volcanic ash cloud piled onto already sluggish GDP growth estimates. Emerging markets have remained the lynchpin of growth for the world economy over the last 12 months and have outperformed developed markets; with the MSCI EM Index up nearly 23%, leading the S&P 500® by almost 200bps and the MSCI EAFE® Index by over 1600bps, which does not comprise developing markets.

During the annual period overall, currency had a more significant impact on equity market returns for U.S. investors than usual. The international equity markets actually performed better as measured in local currencies. However, because of the weakness of the euro, yen and other major developed market currencies during the one-year period, international equity market returns as measured in U.S. dollars were muted. Remember, as the value of the U.S. dollar relative to other major currencies increases, the dollar value of foreign investments typically decreases and vice versa.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2010, the International Equity Fund returned 9.03% to C shares investors(1) and 11.09% to I shares investors. The Fund’s benchmark, the MSCI EAFE® Index, returned 6.61%. The Average International Multi-Cap Growth Peer (3) returned 11.69% during the period.

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Effective individual security selection within the value and growth portions of the Fund was the greatest contributor to the Fund’s outperformance of its benchmark index. Top-down sector and country allocation decisions overall also contributed positively, but to a far more modest degree.

Security selection was most effective within the consumer discretionary, materials, industrials and information technology sectors. Having overweighted exposure relative to the MSCI EAFE® Index in materials and industrials, which each outpaced the benchmark, and underweighted allocations to energy and utilities, which lagged the benchmark, also boosted Fund results. Only partially offsetting these positive factors was the detracting effect of weaker stock selection in telecommunication services. There were no major detractors from a sector allocation perspective.

From a country perspective, individual security selection was most effective within Finland, followed by Ireland and Germany. Underweighted allocations to and stock selection within France, Italy and Japan also proved beneficial to the Fund’s results. On the other hand, an overweighted allocation to Ireland, which lost ground during the annual period amid sovereign debt concerns, detracted from Fund results. Also hurting Fund performance was weaker stock selection in Australia and Switzerland and having a position, though modest, in Thailand, which performed poorly. The Fund had an average weight of 11.6% in emerging market stocks over the one year period and these positions were additive to returns over the time period. Particularly, the Fund’s allocation to Brazil was up over 37% and an allocation to India was up 29%.

What are your thoughts going into the next 12 months? How is the Fund positioned?

We believe that economic recovery will continue, albeit more slowly in the developed markets than in the emerging markets. At the same time, we believe the international equity market will continue to climb a wall of worry over the near term.

We remain bullish longer term, particularly on Asia. Thus, we are likely to maintain the Fund’s overweight in Asia ex-Japan where, in our view, earnings growth prospects remain comparatively

12

more sustainable, fiscal and monetary policy flexibility are expected to support returns, and the domestic demand backdrop looks more resilient in keeping with our domestic portfolio theme. European debt issues, governmental overreach, an onset of global monetary tightening, near-term deflationary forces in the developed markets and mid-term inflationary pressures particularly in the developing markets, and Chinese fiscal and monetary tightening are the major risks, we believe, to the international equity markets. We continue to search for companies with strong earnings growth, high quality balance sheets and strong management teams with a clearly defined growth strategy and the ability to take advantage of global economic recovery.

The table below presents portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

Portfolio Holdings
United Kingdom	17.4%
Japan	13.9
Germany	9.2
Switzerland	8.2
Sweden	5.1
France	5.0
China	3.3
Australia	3.1
Twenty-six other countries	30.0
Affiliated Money Market Fund	4.8
100.0%

Average Annual Total Returns as of 5/31/10(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/1/97	11.09%	-11.19%	3.14%	-0.43%	3.00%	N/A	N/A	1.24%	1.24%
Class A Shares	8/1/97	4.70%	-13.07%	1.72%	-1.26%	2.26%	5.50%	N/A	1.54%	1.54%
Class C Shares	1/5/00	9.03%	-12.04%	2.16%	-1.35%	2.05%	N/A	1.00%	2.24%	2.24%
Average International Multi- Cap Core Peer(3)(6)		8.25%	-11.54%	2.44%	2.63%	4.03%	N/A	N/A	N/A	N/A
Average International Multi- Cap Growth Peer(3)(6)		11.69%	-11.06%	3.38%	0.62%	3.87%	N/A	N/A	N/A	N/A
MSCI EAFE® Index		6.61%	-12.99%	1.39%	0.67%	2.39%	N/A	N/A	N/A	N/A

*

Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

** Expenses	shown gross of waivers, reimbursements and payment by affiliate, where applicable.
*** Expenses	shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

13

PNC Equity Funds

INTERNATIONAL EQUITY FUND OVERVIEW

May 31, 2010

(2)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE®”) of more than 1,000 equity securities of foreign companies is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(6)	During the fiscal year ended May 31, 2010, the Fund’s Lipper category changed from International Multi-Cap Core Peer to International Multi-Cap Growth Peer.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

14

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PNC Equity Funds

LARGE CAP CORE EQUITY FUND OVERVIEW

May 31, 2010

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Core/Growth

How did large cap stocks perform over the last year?

The S&P 500® Index(2) was up 20.99% for the one-year period ended May 31, 2010. All ten sectors within S&P 500® Index generated positive returns, led by consumer discretionary, industrials and information technology. Energy, telecommunication services, utilities and health care produced positive returns as well during the annual period but significantly lagged the Index on a relative basis.

During the fiscal year ended May 31, 2010, the Large Cap Core Equity Fund returned 15.48% to C shares investors(1) and 18.68% to I shares investors. The Fund’s benchmark, the S&P 500® Index, returned 20.99%. The Average Large-Cap Core Peer(3) returned 18.63% during the period.

What factors impacted the Fund’s performance?

The Large Cap Core Equity Fund underperformed its benchmark index for the one-year period due to both security selection and sector allocation decisions. An underweighted allocation to and individual stock selection within financials detracted most. Security selection within consumer discretionary and industrials also hurt. These factors were only partially offset by the positive contributions of an overweighted allocation to and strong stock selection within information technology and effective stock selection within materials.

The biggest positive contributors to returns included Apple, Dolby Laboratories and Coach. The biggest detractors from performance included Bank of America, General Electric and Merck. Also, not holding a position in the strongly-performing Hewlett-Packard detracted from Fund results during the annual period.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Looking forward, we believe that large cap core equities can continue posting strong returns but that these returns will not be uniform across all sectors or all companies. In our view, those companies with strong fundamental stories will likely enjoy the biggest gains. Given this anticipated emphasis on fundamentals, we intend to stay true to our process, which includes investing in a diversified portfolio of growth-oriented large cap common stocks and combining disciplined portfolio construction with flexible security selection. We invest a large portion of the Fund in companies with market capitalization similar to the S&P 500® Index. We utilize a systematic, disciplined investment process when selecting individual securities, focusing on a combination of fundamental and technical factors, such as the quality of the company’s management team, industry position, business model and historical growth rates to help identify appropriate investments for the Fund. We may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The table below presents portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

	Portfolio Holdings
	Information Technology	20.6%
	Financials	15.0
	Consumer Discretionary	12.5
	Industrials	12.0
	Healthcare	10.9
	Consumer Staples	10.0
	Energy	9.1
	Materials	2.9
	Utilities	2.7
	Telecommunication Services	2.4
	Exchange Traded Fund	1.6
	Affiliated Money Market Fund	0.3
		100.0%

16

Average Annual Total Returns as of 5/31/10 (5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/1/97	18.68%	-10.43%	-1.74%	-1.41%	2.67%	N/A	N/A	1.52%	0.94%
Class A Shares	8/1/97	10.97%	-12.60%	-3.24%	-2.29%	1.89%	5.50%	N/A	1.82%	1.24%
Class C Shares	1/20/00	15.48%	-11.57%	-2.84%	-2.43%	1.63%	N/A	1.00%	2.52%	1.94%
Average Large-Cap Core Peer(3)(6)		18.63%	-8.70%	0.14%	-0.56%	2.62%	N/A	N/A	N/A	N/A
Average Large-Cap Growth Peer(3)(6)		18.51%	-6.41%	0.71%	-2.94%	2.16%	N/A	N/A	N/A	N/A
S&P 500® Index		20.99%	-8.69%	0.31%	-0.82%	2.81%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.
** Expenses	shown gross of waivers, reimbursements and payment by affiliate, where applicable.
*** Expenses	shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely-used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(6)	During the fiscal year ending May 31, 2010, the Fund’s Lipper category changed from Large-Cap Growth Peer to Large-Cap Core Peer.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

17

PNC Equity Funds

LARGE CAP GROWTH FUND OVERVIEW

May 31, 2010

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Core/Growth

How did large cap growth stocks perform over the last year?

The Russell 1000® Growth Index(2) was up 21.59% for the one-year period ended May 31, 2010. Nine of the ten sectors within Russell 1000® Growth Index generated positive returns, led by consumer discretionary, industrials and information technology. Energy was the only sector to generate negative returns during the one-year period; utilities and materials produced positive returns but significantly lagged the Index as well. Large growth stocks underperformed large value stocks for the period as a whole.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2010, the Large Cap Growth Fund returned 14.07% to C shares investors(1) and 16.31% to I shares investors. The Fund’s benchmark, the Russell 1000® Growth Index, returned 21.59%. The Average Large-Cap Growth Peer(3) returned 18.51% during the period.

The Large Cap Growth Fund underperformed its benchmark index for the one-year period due primarily to individual security selection. Security selection within industrials, health care, financials, and information technology detracted most. These factors were only partially offset by the positive contributions of an overweighted allocation to information technology and effective stock selection within telecommunication services, energy and utilities. Having an underweighted exposure to utilities, the second worst performing sector in the Russell 1000® Growth Index during the annual period, also helped.

The biggest positive contributors to returns included Dolby Laboratories, Apple and priceline.com. The biggest detractors from performance included St. Jude Medical, Medtronic and Brocade Communication Systems. Holding underweighted positions in a number of strong-performing stocks also hurt results during the annual period. These included Hewlett-Packard, Microsoft and Amazon.com.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Looking forward, we believe that large cap growth equities can continue posting strong returns but that these returns will not be uniform across all sectors or all companies. In our view, those companies with strong fundamental stories will likely enjoy the biggest gains. Given this anticipated emphasis on fundamentals, we intend to stay true to our process, which includes investing in a diversified portfolio of growth-oriented large cap common stocks and combining disciplined portfolio construction with flexible security selection. We invest a large portion of the Fund in companies with market capitalization similar to the Russell 1000® Growth Index. We utilize a systematic, disciplined investment process when selecting individual securities, focusing on a combination of fundamental and technical factors, such as the quality of the company’s management team, industry position, business model and historical growth rates to help identify appropriate investments for the Fund. We may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The table below presents portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

	Portfolio Holdings
	Information Technology	33.9%
	Healthcare	15.0
	Consumer Staples	14.2
	Consumer Discretionary	12.8
	Industrials	11.6
	Financials	4.0
	Energy	3.1
	Materials	3.1
	Affiliated Money Market Fund	2.3
		100.0%

18

Average Annual Total Returns as of 5/31/10 (5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/20/89	16.31%	-10.75%	-2.20%	-4.47%	5.79%	N/A	N/A	1.10%	0.98%
Class A Shares	4/15/91	9.58%	-12.64%	-3.54%	-5.26%	5.23%	5.50%	N/A	1.40%	1.28%
Class C Shares	1/27/00	14.07%	-11.62%	-3.14%	-5.38%	4.97%	N/A	1.00%	2.10%	1.98%
Average Large-Cap Growth Peer(3)(6)		18.51%	-6.41%	0.71%	-2.94%	7.38%	N/A	N/A	N/A	N/A
Average Multi-Cap Growth Peer(3)(6)		22.74%	-6.47%	2.08%	-1.48%	8.21%	N/A	N/A	N/A	N/A
Russell 1000® Growth Index		21.59%	-5.61%	1.45%	-3.90%	7.20%	N/A	N/A	N/A	N/A

*

Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
*** Expenses	shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(6)

During the fiscal year ending May 31, 2010, the Fund’s Lipper category changed from Multi-Cap Growth Peer to Large-Cap Growth Peer. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

19

PNC Equity Funds

LARGE CAP VALUE FUND OVERVIEW

May 31, 2010

D. Andrew Shipman, CFA Portfolio Manager, Large Cap Value

How did large cap value stocks perform over the last year?

The Russell 1000® Value Index(2) was up 22.98% for the one-year period ended May 31, 2010. All ten sectors of the Russell 1000® Value Index generated positive returns, led by consumer discretionary, industrials, materials and information technology. Telecommunication services, energy, utilities and health care each produced solid positive returns but lagged the Index on a relative basis. Large value stocks outperformed large growth stocks for the period as a whole.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2010, the Large Cap Value Fund returned 8.11% to C shares investors(1) and 10.25% to I shares investors. The Fund’s benchmark, the Russell 1000® Value Index, returned 22.98%. The Average Large-Cap Value Peer(3) returned 19.12% during the period.

The Large Cap Value Fund underperformed its benchmark index for the one-year period due to both security selection and sector allocation decisions. Also, the Fund’s emphasis on stocks with the largest capitalizations and on higher quality fundamentals was a headwind through much of the annual period, as those names within the Russell 1000® Value Index with comparatively smaller capitalizations and of lower quality enjoyed better absolute performance.

Underweighted allocations to, and individual stock selection within financials, industrials and consumer discretionary detracted most. Each of these equity sectors outpaced the Russell 1000® Value Index during the annual period. While having an underweighted exposure to the weaker utilities sector proved prudent, stock selection within the sector hurt. Conversely, stock selection within health care and consumer staples boosted the Fund’s results, but was slightly more than offset by the detracting effect of overweighted allocations to these sectors, which each lagged the Russell 1000® Value Index during the annual period.

The most significant individual contributors to performance included Cablevision Systems, Time Warner, INVESCO, Time Warner Cable and EMC. The biggest detractors included Bank of America, National Oilwell Varco, Weyerhaeuser and Caterpillar. Also, not holding positions in several strongly-performing stocks detracted from Fund results during the annual period. These included Ford Motor, Home Depot, Walt Disney, Occidental Petroleum and Boeing.

What are your thoughts going into the next 12 months? How is the Fund positioned?

In our opinion, the U.S. equity market remained at the end of May 2010 an overbought, overvalued and overly bullish market — even with the correction seen during the last weeks of the annual period. Another facet of the market is the extremely short-term focus of its participants. Rotation between industries and sectors has been evident on a regular basis, and sell-offs have proved temporary. In other words, we have been experiencing a momentum market.

Going forward, rising interest expense for corporations and less favorable mortgage rates for consumers may slow the recovery in deleveraging. This, coupled with the end of the U.S. Treasury’s purchase of mortgage-backed securities, leads to heightened uncertainty for the housing market. There has also been surprisingly little focus on the potential for option-ARM (adjustable rate mortgage) and negative amortization mortgage reset later in 2010 at much higher and unaffordable levels. Given this backdrop, we intend to remain focused on higher quality, larger cap companies with strong cash flows and stable balance sheets.

The table below presents portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

	Portfolio Holdings
	Financials	24.1%
	Energy	18.0
	Industrials	11.6
	Healthcare	9.3
	Consumer Staples	8.0
	Consumer Discretionary	7.7
	Information Technology	6.2
	Utilities	5.5
	Telecommunication Services	4.4
	Affiliated Money Market Fund	3.1
	Materials	2.1
		100.0%

20

Average Annual Total Returns as of 5/31/10(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/1/94	10.25%	-12.67%	-0.52%	2.48%	6.58%	N/A	N/A	0.91%	0.91%
Class A Shares	8/22/94	3.83%	-14.54%	-1.90%	1.63%	5.92%	5.50%	N/A	1.21%	1.21%
Class C Shares	1/27/00	8.11%	-13.52%	-1.48%	1.49%	5.56%	N/A	1.00%	1.91%	1.91%
Average Large-Cap Value Peer(3)		19.12%	-10.89%	-0.57%	1.91%	7.29%	N/A	N/A	N/A	N/A
Russell 1000® Value Index		22.98%	-11.32%	-0.28%	2.49%	8.49%	N/A	N/A	N/A	N/A

*

Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 companies that have lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

21

PNC Equity Funds

MID CAP VALUE FUND OVERVIEW

May 31, 2010

Michael E. Santelli, CFA, CPA Managing Director, Mid Cap Value Equity

How did mid cap value stocks perform over the last year?

The Russell Midcap® Value Index(2) was up 37.62% for the one-year period ended May 31, 2010. All ten sectors of the Russell Midcap® Value Index generated positive double-digit returns, led by consumer discretionary, financials and materials. Energy, utilities and consumer staples lagged the Index on a relative basis.

Mid cap stocks overall had the strongest performance within the U.S. equity market during the one-year period, faring slightly better than small cap stocks and significantly outpacing large cap stocks, as measured by the Russell 1000, Mid Cap and 2000 indices. Mid cap value stocks in particular were the best performing segment within the U.S. equity market during the annual period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2010, the Mid Cap Value Fund returned 22.33% to C shares investors(1) and 24.64% to I shares investors. The Fund’s benchmark, the Russell Midcap® Value Index, returned 37.62%. The Average Mid-Cap Value Peer(3) returned 32.07% during the period.

The Mid Cap Value Fund underperformed its benchmark index for the one-year period due to both security selection and sector allocation decisions. Also, the Fund’s emphasis on higher quality stocks and on the more traditionally defensive sectors was a headwind through much of the annual period, as lower quality stocks, i.e. those with weak balance sheets, within the Russell Midcap® Value Index and the more cyclical, or economically-sensitive, sectors enjoyed better absolute performance.

An underweighted allocation to and individual stock selection within financials detracted most. Having an underweighted exposure to the strongly-performing consumer discretionary also hurt, though this was partially offset by effective stock selection within the sector. Further, having an overweighted allocation to information technology, which lagged the Russell Midcap® Value Index, detracted as did individual stock selection within the sector. On the positive side, individual stock selection was particularly strong in health care, consumer staples and industrials.

The most significant contributors to performance included Esterline Technologies, Hasbro, J.M. Smucker, Spirit Aerosystems Holdings and Assurant. The biggest individual detractors from returns included Investment Technology Group, Verigy and Noble.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Our philosophy remains unchanged. We believe that over the long term, markets recognize true value, even if in the short run there may be significant deviations around true value. In our view, short-term volatility provides us with long-term opportunity. We continue seeking to build a portfolio of companies trading at a discount to intrinsic value with a margin of safety. We favor those companies that focus on increasing intrinsic value over time. To find companies trading at a discount to intrinsic value, our team focuses on five drivers: sales growth, margins, asset turns, cost of capital and competitive advantage. We believe the recent trend that has benefited lower quality stocks may well reverse by the end of 2010 and that the markets will return to rewarding stocks based on underlying fundamentals.

The table below presents portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

	Portfolio Holdings
	Financials	27.2%
	Energy	14.8
	Consumer Staples	14.0
	Information Technology	12.5
	Utilities	9.8
	Consumer Discretionary	7.3
	Industrials	6.8
	Healthcare	5.3
Investments in mid-sized companies present greater risk of loss than investments in large companies.	Affiliated Money Market Fund	2.3
		100.0%

22

Average Annual Total Returns as of 5/31/10 (5)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/1/02	24.64%	-10.72%	2.10%	6.86%	N/A	N/A	1.05%	1.05%
Class A Shares	7/1/02	17.38%	-12.60%	0.69%	5.77%	5.50%	N/A	1.35%	1.35%
Class C Shares	6/2/03	22.33%	-11.59%	1.13%	5.82%	N/A	1.00%	2.05%	2.05%
Average Mid-Cap Value Peer(3)		32.07%	-7.95%	2.46%	6.31%	N/A	N/A	N/A	N/A
Russell Midcap® Value Index		37.62%	-8.39%	2.65%	7.30%	N/A	N/A	N/A	N/A

*

Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

** Expenses	shown gross of waivers, reimbursements and payment by affiliate, where applicable.
*** Expenses	shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell Midcap® Value Index, an unmanaged index comprised of securities which have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

23

PNC Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2010

Hitesh C. Patel, PhD Managing Director, Structured Equity

How did small cap core, small cap growth and small cap value equities perform over the last year?

Small cap stocks only slightly lagged mid cap stocks overall and significantly outperformed large cap stocks for the year, when comparing the Russell 2000®(1) , Russell 1000®(2) and Russell Midcap®(3) indices.

The Russell 2000® Index(1) was up 33.64% for the one-year period ended May 31, 2010. All ten sectors of the Russell 2000® Index generated positive returns, with nine sectors generating double-digit gains. Consumer discretionary, materials and information technology led the way. Telecommunication services, energy and utilities lagged the Index on a relative basis.

The Russell 2000® Growth Index(4) was up 30.54% for the one-year period ended May 31, 2010. Nine of the ten sectors of the Russell 2000® Growth Index generated positive returns, with eight sectors generating double-digit gains. Consumer discretionary, materials and information technology led the way. Telecommunication services was the only sector to generate negative returns. Utilities and energy produced positive returns but also lagged the Index on a relative basis.

The Russell 2000® Value Index(5) was up 36.63% for the one-year period ended May 31, 2010, with small cap value stocks generating the second-best performance within the U.S. equity market. All ten sectors of the Russell 2000® Value Index generated positive double-digit returns, led by consumer discretionary and materials. Energy, telecommunication services and consumer staples lagged the Index on a relative basis.

What factors impacted the Funds’ performance?

During much of the annual period, beta was the single best predictor of one-month forward performance, better than any fundamental, valuation or investor sentiment factor we look at within our alpha model. During the second half of the annual period, we also saw momentum factors as well as sales/price ratios move up the rankings as more predictive factors. Net margin measures generally disappointed.

Overall, the PNC Multi-Factor Funds underperformed their respective benchmarks due to lower beta, higher overall market capitalization, higher return on equity and higher price/book measures. Performance within the Russell 2000® indices were dominated through much of the annual period by the higher beta, lower market capitalization, lower valuation and lower quality stocks.

PNC Multi-Factor Small Cap Core Fund

During the fiscal year ended May 31, 2010, the Multi-Factor Small Cap Core Fund returned 20.47% to A shares investors(6) and 27.90% to I shares investors. The Fund’s benchmark, the Russell 2000® Index(1), returned 33.64%. The Average Small-Cap Core Peer (7) returned 31.93% during the period.

The Multi-Factor Small Cap Core Fund underperformed its benchmark index for the one-year period due primarily to individual security selection. Sector allocation overall added positively to performance. Security selection within consumer discretionary, financials and industrials detracted most, although this was partially offset by effective weighting decisions within each of these sectors. Overweighted allocations to and strong stock selection within information technology and materials boosted Fund results most.

The biggest positive contributors to performance included Cirrus Logic, OMNOVA Solutions, Buckeye Technologies, Par Pharmaceutical and AAR. The greatest detractors from performance included Matrixx Initiatives, Western Refining, Tutor Perini, Delek U.S. Holdings and Sykes Enterprises.

Investments in mid-sized and small companies present greater risk of loss than investments in large companies.

PNC Multi-Factor Small Cap Growth Fund

Effective close of business July 24, 2009, PNC Small Cap Growth Fund and PNC Multi-Factor Mid Cap Growth Fund merged into PNC Multi-Factor Small Cap Growth Fund.

During the fiscal year ended May 31, 2010, the Multi-Factor Small Cap Growth Fund returned 23.28% to C shares investors(6) and 25.10% to I shares investors. The Fund’s benchmark, the Russell 2000® Growth Index(4), returned 30.54%. The Average Small-Cap Growth Peer(7) returned 30.90% during the period.

24

The Multi-Factor Small Cap Growth Fund underperformed its benchmark index for the one-year period due primarily to individual security selection. Sector allocation overall added positively to performance. Security selection within consumer discretionary, health care and industrials detracted most, although this was partially offset by effective weighting decisions within each of these sectors. An overweighted allocation to and strong stock selection within materials boosted Fund results most. Fund performance was also helped by effective stock selection within the energy and utilities sectors.

Top contributors to performance included Lincare Holdings, SonicWALL, Biglari Holdings, Informatica and Walter Energy. The biggest detractors included Spartan Motors, Isle of Capri Casinos and DynCorp International. Also, not holding positions in several strongly-performing stocks in the Russell 2000® Growth Index detracted from Fund results during the annual period. These included Human Genome Sciences, UAL and Tempur-Pedic International, each of which generated robust triple-digit gains during the fiscal year.

PNC Multi-Factor Small Cap Value Fund

During the fiscal year ended May 31, 2010, the Multi-Factor Small Cap Value Fund returned 25.86% to C shares investors(6) and 28.09% to I shares investors. The Fund’s benchmark, the Russell 2000® Value Index(5), returned 36.63%. The Average Small-Cap Core Peer (7) returned 31.93% during the period.

The Multi-Factor Small Cap Value Fund underperformed its benchmark index for the one-year period due to both security selection and sector allocation decisions. An underweighted allocation to and stock selection within consumer discretionary detracted most. The Fund did not own many of the retailers and media companies that did well within the sector, creating a dual headwind for the portfolio. Stock selection within financials, industrials and materials also hurt. Partially offsetting these factors was the positive effects of strong stock selection in consumer staples and telecommunication services. An overweighted exposure to health care also boosted Fund results.

Stocks having a positive impact on performance included Ashford Hospitality Trust, Retail Ventures, BreitBurn Energy Partners L.P., NBTY and Skechers USA. Stocks with the biggest negative impact included GFI Group, Radian Group, Pacer International, Domtar and GenCorp.

What are your thoughts going into the next 12 months? How are the Funds positioned?

While high beta, low return on equity and low valuation stocks outperformed during much of the annual period, we believe that fundamental factors, such as sales/price and cash flow/price, will play a bigger role in determining outperformers going forward, as earnings and revenue comparisons become more difficult to beat. We expect market breadth, i.e. the percentage of stocks outperforming the Index versus the percentage of those underperforming the Index, to narrow. We also expect liquidity to tighten, meaning less money will likely follow riskier assets, another factor that should help fundamentals outperform beta. Should this scenario materialize as anticipated, we believe our best-factor model will help generate improved relative results.

(1)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)

The Russell 1000® Index, an unmanaged index of 1,000 of the largest U.S. companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

The Russell Midcap® Index, an unmanaged index of medium-sized stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(4)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small company stocks that have higher than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(6)

Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period. Performance of Class A shares assumes the deduction of the maximum sales charge.

(7)	Peer-group performance is derived from data provided by Lipper Inc.

25

PNC Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2010

The tables below present portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Core Fund
Information Technology	17.1%
Financials	15.8
Healthcare	15.4
Consumer Discretionary	15.3
Industrials	12.4
Materials	6.1
Affiliated Money Market Fund	5.8
Consumer Staples	5.3
Energy	3.6
Utilities	3.2
100.0%

Multi-Factor Small Cap Value Fund
Financials	31.8%
Industrials	16.9
Consumer Discretionary	12.4
Information Technology	11.8
Materials	7.5
Energy	6.7
Healthcare	5.1
Utilities	3.4
Consumer Staples	3.4
Telecommunication Services	0.5
Affiliated Money Market Fund	0.4
Rights	0.1
100.0%

Multi-Factor Small Cap Growth Fund
Healthcare	25.6%
Information Technology	21.0
Consumer Discretionary	19.1
Industrials	13.0
Financials	6.2
Energy	5.9
Materials	3.8
Consumer Staples	2.5
Affiliated Money Market Fund	1.3
Utilities	1.2
Telecommunication Services	0.4
100.0%

Growth of a $10,000 Investment*(1)(6)

26

Growth of a $10,000 Investment*(1)(6)

*

The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares only, with the exception of the Multi-Factor Small Cap Core Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period. Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)	The Russell 2000® Index is an unmanaged index of companies widely representative of small capitalization companies based on market capitalization.
(3)	The Russell 2000® Growth Index is an unmanaged index of 2,000 small company stocks.
(4)	The Russell 2000® Value Index is an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values.
(5)	Peer-group performance is derived from data provided by Lipper Inc.
(6)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(7)	During the fiscal year ending May 31, 2010, the Fund’s Lipper category changed from Small-Cap Growth Peer to Small-Cap Core Peer.
(8)	During the fiscal year ending May 31, 2010, the Fund’s Lipper category changed from Small-Cap Value Peer to Small-Cap Core Peer.

Average Annual Total Returns as of 5/31/2010(1)

Multi-Factor Small Cap Core Fund
	Date of Inception	1 Year	3 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	9/30/05	27.90%	-9.82%	-1.92%	N/A	N/A	1.27%	0.95%
Class A Shares	9/30/05	20.47%	-11.74%	-3.33%	5.50%	N/A	1.56%	1.24%
Average Small-Cap Core Peer(2)(3)		31.93%	-6.85%	0.78%	N/A	N/A	N/A	N/A
Average Small-Cap Growth Peer(2)(3)		30.90%	-6.85%	0.33%	N/A	N/A	N/A	N/A
Russell 2000® Index		33.64%	-6.57%	1.15%	N/A	N/A	N/A	N/A

Multi-Factor Small Cap Growth Fund
	Date of Inception	1 Year	3 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	9/30/05	25.10%	-7.99%	-1.83%	N/A	N/A	1.79%	0.96%
Class A Shares	9/30/05	17.83%	-9.93%	-3.24%	5.50%	N/A	2.07%	1.24%
Class C Shares	9/30/05	23.28%	-7.96%	-1.74%	N/A	N/A	2.79%	1.96%
Average Small-Cap Growth Peer(2)		30.90%	-6.85%	0.33%	N/A	N/A	N/A	N/A
Russell 2000® Growth Index		30.54%	-5.55%	1.40%	N/A	N/A	N/A	N/A

27

PNC Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2010

Multi-Factor Small Cap Value Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/26/94	28.09%	-12.24%	-3.22%	5.65%	9.03%	N/A	N/A	1.65%	1.25%
Class A Shares	8/15/94	20.65%	-14.12%	-4.55%	4.79%	8.31%	5.50%	N/A	1.95%	1.55%
Class C Shares	1/27/00	25.86%	-13.10%	-4.16%	4.64%	8.00%	N/A	1.00%	2.65%	2.25%
Average Small-Cap Value Peer(2)(4)		37.00%	-7.13%	2.66%	8.62%	9.80%	N/A	N/A	N/A	N/A
Average Small-Cap Core Peer(2)(4)		31.93%	-6.85%	2.63%	6.55%	9.61%	N/A	N/A	N/A	N/A
Russell 2000® Value Index		36.63%	-7.79%	2.20%	8.78%	9.83%	N/A	N/A	N/A	N/A

*

Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(2)	Peer-group performance is derived from data provided by Lipper Inc.
(3)	During the fiscal year ending May 31, 2010, the Fund’s Lipper category changed from Small-Cap Growth Peer to Small-Cap Core Peer.
(4)	During the fiscal year ending May 31, 2010, the Fund’s Lipper category changed from Small-Cap Value Peer to Small-Cap Core Peer.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

28

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PNC Equity Funds

S&P 500 INDEX FUND OVERVIEW

May 31, 2010

Hitesh C. Patel, PhD Managing Director, Structured Equity

How did large cap stocks perform over the last year?

The S&P 500® Index(2) was up 20.99% for the one-year period ended May 31, 2010. All ten sectors within S&P 500® Index generated positive returns, led by consumer discretionary, industrials and information technology. Energy, telecommunication services, utilities and healthcare produced positive returns as well during the annual period but significantly lagged the Index on a relative basis.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2010, the S&P 500® Index Fund returned 18.75% to C shares investors(1) and 20.90% to I shares investors. The Fund’s benchmark, the S&P 500® Index, returned 20.99%. The Average S&P 500® Index Objective Peer(3) returned 20.40% during the period.

Cyclical, or more economically-sensitive, sectors performed best during the annual period. More traditionally defensive sectors, or those less tied to economic recovery, lagged. The primary driver of strong equity returns for the annual period as a whole was stronger-than-expected strength in corporate earnings. As of the end of the first quarter of 2010, 71% of all companies within the S&P 500® Index had beat earnings estimates, with only 19% missing consensus for a year-over-year earnings growth rate of 159%. After several quarters of earnings being led by cost cutting, revenues grew impressively in the first quarter, with 70% of the S&P 500® Index companies beating estimates on a revenue basis.

The rise in corporate profits was driven primarily by global economic recovery, cost containment and falling interest expenses. Consumer discretionary topped the list of sectors, for while consumer sentiment and unemployment figures had not yet rebounded, retail spending did.

On an absolute basis, the best performing stocks within the S&P 500® Index were Gannett, SanDisk, Genworth Financial, Whirlpool and Wynn Resorts, each of which generated a triple-digit total return during the annual period. The worst performing stocks within the S&P 500® Index on an absolute basis were Dynegy, MetroPCS Communications, Dean Foods, MEMC Electronic Materials and First Solar, each of which experienced double-digit declines during the annual period.

What are your thoughts going into the next 12 months?

We believe that despite the bounce in equity prices during the annual period overall, there remains considerable growth opportunity for earnings looking forward. Further, as the effects of an acceleration in risk appetite declines and investors seek strong fundamental stories, as we anticipate may materialize over the next year or so, we believe larger capitalization stocks may outperform their smaller cap counterparts.

The table below presents portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

	Portfolio Holdings
	Information Technology	18.3%
	Financials	15.8
	Healthcare	11.2
	Consumer Staples	11.1
	Industrials	10.6
	Energy	10.5
	Consumer Discretionary	10.3
	Utilities	3.4
	Materials	3.2
	Telecommunication Services	2.7
	Affiliated Money Market Fund	1.7
	Exchange Traded Fund	1.2
		100.0%

30

Average Annual Total Returns as of 5/31/10 (5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/10/98	20.90%	-8.83%	0.08%	-1.07%	1.01%	N/A	N/A	0.35%	0.35%
Class A Shares	10/15/98	17.62%	-9.82%	-0.67%	-1.57%	0.53%	2.50%	N/A	0.60%	0.60%
Class C Shares	1/17/00	18.75%	-9.76%	-0.91%	-2.07%	-0.02%	N/A	1.00%	1.35%	1.35%
Average S&P 500® Index Objective Peer(3)		20.40%	-9.14%	-0.19%	-1.29%	0.98%	N/A	N/A	N/A	N/A
S&P 500® Index		20.99%	-8.69%	0.31%	-0.82%	1.43%	N/A	N/A	N/A	N/A

*

Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely-used unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

31

PNC Equity Funds

SMALL CAP CORE FUND OVERVIEW

May 31, 2010

Gordon A. Johnson Managing Director, Small Cap Core

How did small cap stocks perform over the last year?

The Russell 2000® Index(2) was up 33.64% for the one-year period ended May 31, 2010. Small cap stocks only slightly lagged mid cap stocks overall and significantly outperformed large cap stocks for the year, when comparing the Russell 2000®, Russell 1000® and Russell Midcap® indices.

All ten sectors within the Russell 2000® Index generated positive returns, led by consumer discretionary, materials and information technology. Telecommunication services was the only sector to generate a single-digit return. Energy, utilities and consumer staples produced double-digit gains but also lagged the Index on a relative basis.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2010, the Small Cap Core Fund returned 28.99% to C shares investors(1) and 31.25% to I shares investors. The Fund’s benchmark, the Russell 2000® Index, returned 33.64%. The Average Small-Cap Core Peer(3) returned 31.93% during the period.

The Small Cap Core Fund underperformed its benchmark index for the one-year period due to both security selection and sector allocation decisions. Another factor impacting Fund results was the fact that lower quality, smaller capitalization companies within the Russell 2000® Index tended to perform best during the annual period overall. This trend served as something of a headwind as our process focuses on identifying companies whose stock prices are trading at attractive valuations, but also those that are growing cash flow return on investment. As a result, the Fund’s portfolio emphasizes higher quality, higher market capitalization companies within the Russell 2000® Index.

An underweighted allocation to and stock selection within information technology detracted most. To a lesser extent, an underweighted exposure to and stock selection within consumer discretionary also hurt the Fund’s results. Partially offsetting these factors were the positive effects of having an overweighted allocation to and stock selection within materials. Stock selection also proved beneficial in the industrials, financials and energy sectors.

The most significant positive contributors to performance included Deckers Outdoor, BE Aerospace, Portfolio Recovery Associates, Tractor Supply and FirstService. The biggest detractors included Huron Consulting Group, TeleCommunication Systems, Alon USA Energy, Atlantic Tele-Network and Penn National Gaming.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Looking ahead, we believe small cap equities continue to provide interesting opportunities versus other asset classes. We believe that investors continue to be underinvested in risk assets, so they continue to chase performance on the lower quality end of the equity spectrum. The Fund has benefited by investing in companies showing positive rates of change as measured by cash flow return on investment. At the same time, we are cognizant the discount rate applied to these cash flows is on the rise, as a higher cost of capital, higher rate of inflation and higher taxes work their way into the system. This makes us more concerned about valuation and limits the upside of new opportunities, but we believe our conservative approach and lower price targets help compensate for this risk. Regardless of market conditions, we remain committed to our process, with a focus on individual stock selection.

The table below presents portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned.

Investments in small capitalization companies present greater risk of loss than investments in large companies.	Portfolio Holdings
	Financials	25.0%
	Information Technology	17.2
	Consumer Discretionary	13.9
	Industrials	13.9
	Healthcare	8.8
	Energy	7.4
	Materials	4.7
	Affiliated Money Market Fund	3.1
	Telecommunication Services	2.2
	Consumer Staples	2.1
	Utilities	1.7
		100.0%

32

Average Annual Total Returns as of 5/31/10 (5)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	4/2/04	31.25%	-8.35%	0.07%	1.66%	N/A	N/A	1.17%	1.17%
Class A Shares	4/2/04	23.63%	-10.28%	-1.31%	0.47%	5.50%	N/A	1.47%	1.47%
Class C Shares	4/2/04	28.99%	-9.21%	-0.86%	0.73%	N/A	1.00%	2.17%	2.17%
Average Small-Cap Core Peer(3)		31.93%	-6.85%	2.63%	3.55%	N/A	N/A	N/A	N/A
Russell 2000® Index		33.64%	-6.57%	2.77%	3.20%	N/A	N/A	N/A	N/A

*

Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charges (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

33

PNC Equity Funds

EXPLANATION OF EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2009 to May 31, 2010), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2010.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2009 to May 31, 2010).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/1/09	Ending Account Value 5/31/10	Annualized Expense Ratio	Expenses Paid During Period*

Balanced Allocation Fund
Actual
Class I	$1,000.00	$ 990.51	1.05%	$ 5.21
Class A	1,000.00	989.77	1.35	6.70
Class C	1,000.00	985.75	2.06	10.20
Hypothetical**
Class I	1,000.00	1,019.70	1.05	5.29
Class A	1,000.00	1,018.20	1.35	6.79
Class C	1,000.00	1,014.66	2.06	10.35

International Equity Fund
Actual
Class I	$1,000.00	$ 912.36	1.21%	$ 5.77
Class A	1,000.00	911.37	1.51	7.20
Class C	1,000.00	907.88	2.21	10.51
Hypothetical**
Class I	1,000.00	1,018.90	1.21	6.09
Class A	1,000.00	1,017.40	1.51	7.59
Class C	1,000.00	1,013.91	2.21	11.10

Large Cap Core Equity Fund
Actual
Class I	$1,000.00	$ 999.18	0.94%	$4.69
Class A	1,000.00	996.58	1.24	6.17
Class C	1,000.00	992.43	1.94	9.64
Hypothetical**
Class I	1,000.00	1,020.24	0.94	4.73
Class A	1,000.00	1,018.75	1.24	6.24
Class C	1,000.00	1,015.26	1.94	9.75

	Beginning Account Value 12/1/09	Ending Account Value 5/31/10	Annualized Expense Ratio	Expenses Paid During Period*

Large Cap Growth Fund
Actual
Class I	$1,000.00	$ 993.09	0.98%	$4.87
Class A	1,000.00	991.70	1.28	6.36
Class C	1,000.00	987.80	1.98	9.81
Hypothetical**
Class I	1,000.00	1,020.04	0.98	4.94
Class A	1,000.00	1,018.55	1.28	6.44
Class C	1,000.00	1,015.06	1.98	9.95

Large Cap Value Fund
Actual
Class I	$1,000.00	$ 946.67	0.96%	$4.66
Class A	1,000.00	945.84	1.26	6.11
Class C	1,000.00	941.91	1.96	9.49
Hypothetical**
Class I	1,000.00	1,020.14	0.96	4.84
Class A	1,000.00	1,018.65	1.26	6.34
Class C	1,000.00	1,015.16	1.96	9.85

Mid Cap Value Fund
Actual
Class I	$1,000.00	$ 1,032.33	1.02%	$ 5.17
Class A	1,000.00	1,030.91	1.32	6.68
Class C	1,000.00	1,026.76	2.02	10.21
Hypothetical**
Class I	1,000.00	1,019.85	1.02	5.14
Class A	1,000.00	1,018.35	1.32	6.64
Class C	1,000.00	1,014.86	2.02	10.15

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

** Assumes annual return of 5% before expenses.

34

	Beginning Account Value 12/1/09	Ending Account Value 5/31/10	Annualized Expense Ratio	Expenses Paid During Period*

Multi-Factor Small Cap Core Fund
Actual
Class I	$1,000.00	$1,107.27	0.95%	$4.99
Class A	1,000.00	1,106.17	1.24	6.51
Hypothetical**
Class I	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,018.75	1.24	6.24

Multi-Factor Small Cap Growth Fund
Actual
Class I	$1,000.00	$1,113.58	0.95%	$ 5.01
Class A	1,000.00	1,110.83	1.23	6.47
Class C	1,000.00	1,107.58	1.95	10.25
Hypothetical**
Class I	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,018.80	1.23	6.19
Class C	1,000.00	1,015.21	1.95	9.80

Multi-Factor Small Cap Value Fund
Actual
Class I	$1,000.00	$1,128.37	1.25%	$ 6.63
Class A	1,000.00	1,125.42	1.55	8.21
Class C	1,000.00	1,121.89	2.25	11.90
Hypothetical**
Class I	1,000.00	1,018.70	1.25	6.29
Class A	1,000.00	1,017.20	1.55	7.80
Class C	1,000.00	1,013.71	2.25	11.30

	Beginning Account Value 12/1/09	Ending Account Value 5/31/10	Annualized Expense Ratio	Expenses Paid During Period*

S&P 500 Index Fund
Actual
Class I	$1,000.00	$1,004.18	0.33%	$1.65
Class A	1,000.00	1,003.03	0.59	2.95
Class C	1,000.00	999.06	1.33	6.63
Hypothetical**
Class I	1,000.00	1,023.29	0.33	1.66
Class A	1,000.00	1,021.99	0.59	2.97
Class C	1,000.00	1,018.30	1.33	6.69

Small Cap Core Fund
Actual
Class I	$1,000.00	$1,146.34	1.19%	$ 6.37
Class A	1,000.00	1,144.71	1.49	7.97
Class C	1,000.00	1,140.76	2.19	11.69
Hypothetical**
Class I	1,000.00	1,019.00	1.19	5.99
Class A	1,000.00	1,017.50	1.49	7.49
Class C	1,000.00	1,014.01	2.19	11.00

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

** Assumes annual return of 5% before expenses.

35

PNC Equity Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
John R. Murphy 76	Co-Chairman of the Board and Trustee	Since February 2010	Vice-Chairman, National Geographic Society, March 1998 to present. Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).
Robert D. Neary 76	Co-Chairman of the Board Trustee	Since February 2010 Since February 1996	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.
Dorothy A. Berry 66	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.
Kelley J. Brennan 67	Chairman of the Audit Committee Trustee	Since August 2007 Since April 2006	Retired; Partner, Pricewater- houseCoopers LLP (an accounting firm),1981 - 2002.	11 registered investment companies consisting of 36 portfolios	None
Richard W. Furst 71	Trustee	Since June 1990	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.
Dale C. LaPorte 68	Chairman of the Legal Compliance Committee Trustee	Since May 2009 Since April 2005

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).

				11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation
L. White Matthews, III 64	Trustee	Since February 2010

Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009 to present;

				11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 67	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

1Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne Ferguson.

2Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. Any Trustee may be removed, with or without cause, by the Board of Trustees by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose. Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” consists of eleven registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended, that are not a part of the Fund Complex.

36

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer[3]	Other Directorships held by Board Member[4]
Officers
Kevin A. McCreadie[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 49	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A
Kathleen T. Barr[6] 1900 East Ninth St., 14th Floor Cleveland, OH 44114 55	Senior Vice President Chief Compliance Officer	Since February 2003 Since August 2002	KTBarr Consulting since June 2010; Managing Director, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), May 1996-June 2010; Senior Vice President, National City Bank, June 1999-September 2009.	N/A	N/A
Jennifer E. Spratley[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 41	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
John Kernan[5] 1900 East Ninth St., 14th Floor Cleveland, OH 44114 44	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A
Patrick Glazar[5] 103 Bellevue Parkway Wilmington, DE 19809 42	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A
Jennifer E. Vollmer[5] 1600 Market St., 28th Floor Philadelphia, PA 19103 38	Secretary	Since June 2010	Senior Counsel, The PNC Financial Services Group, Inc. since 2007; Secretary, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.), since 2001.	N/A	N/A
Savonne L. Ferguson[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 36	Assistant Secretary	Since June 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A
David C. Lebisky[5] 760 Moore Road King of Prussia, PA 19406 38	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A	N/A

[5]

Mmes. Ferguson, Spratley and Vollmer and Messrs. Kernan, Lebisky and McCreadie also serve as Officers of PNC Advantage Funds and PNC Alternative Investment Funds in their same capacities. Mr. Glazar also serves as an Officer of PNC Advantage Funds in his same capacity.

[6]

Ms. Barr also serves as Senior Vice President and Chief Compliance Officer of PNC Advantage Funds. She previously served as Chief Administrative Officer from February 2003 until June 2010, Chief Legal Officer from January 5, 2009 until May 14, 2009 and Assistant Treasurer of PNC Funds and PNC Advantage Funds from August 2002 until February 2003.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

PNC Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Balanced Allocation Fund, PNC International Equity Fund, PNC Large Cap Core Equity Fund, PNC Large Cap Growth Fund, PNC Large Cap Value Fund, PNC Mid Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund, and PNC Small Cap Core Fund, eleven of the thirty funds constituting the PNC Funds (formerly known as Allegiant Funds) (the “Trust”), as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods presented. The funds were formerly known as Allegiant Balanced Allocation Fund, Allegiant International Equity Fund, Allegiant Large Cap Core Equity Fund, Allegiant Large Cap Growth Fund, Allegiant Large Cap Value Fund, Allegiant Mid Cap Value Fund, Allegiant Multi-Factor Small Cap Core Fund, Allegiant Multi-Factor Small Cap Growth Fund, Allegiant Multi-Factor Small Cap Value Fund, Allegiant S&P 500 Index Fund, and Allegiant Small Cap Core Fund, respectively. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph as of May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 29, 2010

38

PNC Equity Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Balanced Allocation Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$8.24	$10.89	$11.86		$10.63	$ 9.95	$8.26	$10.90	$11.88		$10.64	$ 9.96

Net Investment Income(1)	0.15	0.20	0.22		0.23	0.17	0.12	0.18	0.20		0.20	0.14
Realized and Unrealized Gain (Loss) on Investments	0.83	(2.65)	(0.24)		1.51	0.68	0.83	(2.65)	(0.25)		1.52	0.69

Total from Investment Operations	0.98	(2.45)	(0.02)		1.74	0.85	0.95	(2.47)	(0.05)		1.72	0.83

Payment from Affiliate(1)	–	–	–**	(2)	–	–	–	–	–**	(2)	–	–

Dividends from Net Investment Income	(0.15)	(0.20)	(0.24)		(0.21)	(0.17)	(0.13)	(0.17)	(0.22)		(0.18)	(0.15)
Distributions from Net Realized Capital Gains	–	–	(0.71)		(0.30)	–	–	–	(0.71)		(0.30)	–

Total Distributions	(0.15)	(0.20)	(0.95)		(0.51)	(0.17)	(0.13)	(0.17)	(0.93)		(0.48)	(0.15)

Net Asset Value, End of Period	$9.07	$8.24	$10.89		$11.86	$ 10.63	$9.08	$8.26	$10.90		$11.88	$ 10.64

Total Return†	11.92%	(22.58)%	(0.28)%		16.68%	8.64%	11.52%	(22.68)%	(0.61)%		16.47%	8.35%

Ratios/Supplemental Data
Net Assets End of Year (000)	$81,917	$137,909	$200,150		$149,407	$122,916	$13,487	$13,863	$17,959		$17,125	$14,323
Ratio of Expenses to Average Net Assets	1.02%	1.02%	0.98%		0.97%	1.04%	1.33%	1.27%	1.23%		1.22%	1.29%
Ratio of Net Investment Income to Average Net Assets	1.72%	2.37%	2.00%		2.06%	1.63%	1.33%	2.11%	1.75%		1.81%	1.38%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.02%	1.02%	0.98%		0.97%	1.04%	1.33%	1.27%	1.23%		1.22%	1.29%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.72%	2.37%	2.00%		2.06%	1.63%	1.33%	2.11%	1.75%		1.81%	1.38%
Portfolio Turnover Rate(3)	115%	93%	126%		148%	223%	115%	93%	126%		148%	223%

	Balanced Allocation Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$8.21	$10.84	$11.81		$10.59	$9.91

Net Investment Income(1)	0.05	0.12	0.11		0.12	0.07
Realized and Unrealized Gain (Loss) on Investments	0.82	(2.64)	(0.24)		1.51	0.68

Total from Investment Operations	0.87	(2.52)	(0.13)		1.63	0.75

Payment from Affiliate(1)	–	–	–**	(2)	–	–

Dividends from Net Investment Income	(0.08)	(0.11)	(0.13)		(0.11)	(0.07)
Distributions from Net Realized Capital Gains	–	–	(0.71)		(0.30)	–

Total Distributions	(0.08)	(0.11)	(0.84)		(0.41)	(0.07)

Net Asset Value, End of Period	$9.00	$8.21	$10.84		$11.81	$10.59

Total Return†	10.64%	(23.24)%	(1.25)%		15.60%	7.60%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,223	$1,182	$2,026		$2,236	$1,246
Ratio of Expenses to Average Net Assets	2.05%	1.99%	1.96%		1.95%	1.99%
Ratio of Net Investment Income to Average Net Assets	0.61%	1.41%	1.02%		1.08%	0.68%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.05%	1.99%	1.96%		1.95%	1.99%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.61%	1.41%	1.02%		1.08%	0.68%
Portfolio Turnover Rate(3)	115%	93%	126%		148%	223%

** Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) See Note 11 in Notes to Financial Statements.

(3) Due to its investment strategy, Balanced Allocation Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

39

PNC Equity Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	International Equity Fund
	Class I						Class A
	2010	2009	2008(1)		2007(1)	2006(1)	2010	2009	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$10.94	$17.94	$18.12		$ 14.23	$ 11.14	$10.86	$17.78	$17.93		$14.10	$11.03

Net Investment Income(2)	0.14	0.14	0.27		0.15	0.15	0.09	0.11	0.21		0.11	0.11
Realized and Unrealized Gain (Loss) on Investments	1.07	(6.83)	(0.27)		3.77	3.22	1.08	(6.77)	(0.24)		3.72	3.21

Total from Investment Operations	1.21	(6.69)	–		3.92	3.37	1.17	(6.66)	(0.03)		3.83	3.32

Payment from Affiliate(2)	–	–	–**	(3)	–	–	–	–	–**	(3)	–	–

Dividends from Net Investment Income	(0.01)	(0.31)	(0.18)		(0.03)	(0.28)	–	(0.26)	(0.12)		–**	(0.25)
Distributions from Net Realized Capital Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	(0.01)	(0.31)	(0.18)		(0.03)	(0.28)	–	(0.26)	(0.12)		–	(0.25)

Net Asset Value, End of Period	$12.14	$10.94	$17.94		$ 18.12	$ 14.23	$12.03	$10.86	$17.78		$17.93	$14.10

Total Return†	11.09%	(36.94)%	0.01%		27.61%	30.57%	10.77%	(37.15)%	(0.18)%		27.17%	30.39%

Ratios/Supplemental Data
Net Assets End of Year (000)	$311,574	$238,121	$406,546		$343,857	$264,452	$10,498	$10,174	$19,319		$19,630	$14,083
Ratio of Expenses to Average Net Assets	1.21%	1.28%	1.23%		1.22%	1.34%	1.53%	1.53%	1.48%		1.47%	1.59%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.21%	1.53%		0.95%	1.13%	0.69%	0.94%	1.28%		0.70%	0.88%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.21%	1.34%	1.38%		1.37%	1.49%	1.53%	1.60%	1.63%		1.62%	1.74%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.11%	1.15%	1.38%		0.80%	0.98%	0.69%	0.87%	1.13%		0.55%	0.73%
Portfolio Turnover Rate	74%	37%	43%		37%	123%	74%	37%	43%		37%	123%

	International Equity Fund
	Class C
	2010	2009	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$10.57	$17.14	$17.30		$13.69	$10.68

Net Investment Income(2)	0.02	0.01	0.07		0.02	0.01
Realized and Unrealized Gain (Loss) on Investments	1.04	(6.47)	(0.23)		3.59	3.12

Total from Investment Operations	1.06	(6.46)	(0.16)		3.61	3.13

Payment from Affiliate(2)	–	–	–**	(3)	–	–

Dividends from Net Investment Income	–	(0.11)	–		–	(0.12)
Distributions from Net Realized Capital Gains	–	–	–		–	–

Total Distributions	–	(0.11)	–		–	(0.12)

Net Asset Value, End of Period	$11.63	$10.57	$17.14		$17.30	$13.69

Total Return†	10.03%	(37.58)%	(0.93)%		26.37%	29.43%

Ratios/Supplemental Data
Net Assets End of Year (000)	$358	$314	$988		$1,164	$ 1,001
Ratio of Expenses to Average Net Assets	2.22%	2.23%	2.20%		2.19%	2.27%
Ratio of Net Investment Income to Average Net Assets	0.15%	0.08%	0.56%		(0.02)%	0.20%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.22%	2.31%	2.35%		2.34%	2.42%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.15%	0.00%	0.41%		(0.17)%	0.05%
Portfolio Turnover Rate	74%	37%	43%		37%	123%
**  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

(1) Redemption	fees received during the year had no effect on the net asset value.
(2) Per	share data calculated using average shares outstanding method.
(3) See	Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

40

	Large Cap Core Equity Fund
	Class I							Class A
	2010		2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$7.30		$11.77	$13.48		$12.39	$ 11.54	$7.19	$11.60	$13.33		$12.26	$11.41

Net Investment Income (Loss)(1)	0.05		0.05	–**		0.12	0.05	0.02	0.03	(0.03)		0.09	0.02
Realized and Unrealized Gain (Loss) on Investments	1.31		(4.35)	(0.58)		1.79	1.09	1.23	(4.29)	(0.59)		1.77	1.10

Total from Investment Operations	1.36		(4.30)	(0.58)		1.91	1.14	1.25	(4.26)	(0.62)		1.86	1.12

Payment from Affiliate(1)	–		–	–**	(2)	–	–	–	–	–**	(2)	–	–

Dividends from Net Investment Income	(0.06)		(0.04)	(0.09)		(0.06)	(0.04)	(0.02)	(0.02)	(0.07)		(0.03)	(0.02)
Distributions from Net Realized Capital Gains	–		(0.13)	(1.04)		(0.76)	(0.25)	–	(0.13)	(1.04)		(0.76)	(0.25)

Total Distributions	(0.06)		(0.17)	(1.13)		(0.82)	(0.29)	(0.02)	(0.15)	(1.11)		(0.79)	(0.27)

Net Asset Value, End of Period	$8.60		$7.30	$11.77		$13.48	$ 12.39	$8.42	$7.19	$11.60		$13.33	$12.26

Total Return†	18.68%		(36.46)%	(4.72)%		15.91%	9.98%	17.45%	(36.63)%	(5.05)%		15.62%	9.81%

Ratios/Supplemental Data
Net Assets End of Year (000)	$13,924		$121,950	$201,994		$235,381	$227,171	$3,407	$3,343	$5,361		$5,918	$5,863
Ratio of Expenses to Average Net Assets	0.84%		0.96%	0.92%		0.92%	0.97%	1.29%	1.21%	1.17%		1.17%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65%		0.59%	0.02%		0.97%	0.43%	0.25%	0.34%	(0.23)%		0.72%	0.18%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.05%		0.96%	0.92%		0.92%	0.97%	1.64%	1.21%	1.17%		1.17%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.44%		0.59%	0.02%		0.97%	0.43%	(0.09)%	0.34%	(0.23)%		0.72%	0.18%
Portfolio Turnover Rate	383%	(3)	89%	83%		66%	65%	383%(3)	89%	83%		66%	65%

	Large Cap Core Equity Fund
	Class C
	2010		2009	2008		2007	2006
Net Asset Value, Beginning of Period	$6.75		$10.95	$12.70		$11.77	$11.02

Net Investment Income (Loss)(1)	(0.03)		(0.03)	(0.11)		–**	(0.06)
Realized and Unrealized Gain (Loss) on Investments	1.14		(4.04)	(0.56)		1.69	1.06

Total from Investment Operations	1.11		(4.07)	(0.67)		1.69	1.00

Payment from Affiliate(1)	–**		–	–**	(2)	–	–

Dividends from Net Investment Income	–**		–	(0.04)		–	–
Distributions from Net Realized Capital Gains	–		(0.13)	(1.04)		(0.76)	(0.25)

Total Distributions	–		(0.13)	(1.08)		(0.76)	(0.25)

Net Asset Value, End of Period	$7.86		$6.75	$10.95		$12.70	$11.77

Total Return†	16.48%		(37.05)%	(5.69)%		14.78%	9.11%

Ratios/Supplemental Data
Net Assets End of Year (000)	$149		$148	$315		$431	$408
Ratio of Expenses to Average Net Assets	1.99%		1.92%	1.89%		1.89%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45)%		(0.39)%	(0.95)%		0.00%	(0.50)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.34%		1.92%	1.89%		1.89%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.79)%		(0.39)%	(0.95)%		0.00%	(0.50)%
Portfolio Turnover Rate	383%	(3)	89%	83%		66%	65%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.
(3)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions during the period. See Large Capital Stock Redemption disclosure within Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

41

PNC Equity Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Large Cap Growth Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$11.57	$18.53	$20.80		$19.77	$ 19.06	$11.35	$18.17	$20.47		$19.48	$ 18.78

Net Investment Income(Loss)(1)	0.06	0.06	(0.04)		0.10	–	0.01	0.03	(0.12)		0.05	(0.05)
Realized and Unrealized Gain (Loss) on Investments	1.82	(6.96)	(0.38)		3.00	1.54	1.80	(6.83)	(0.33)		2.96	1.51

Total from Investment Operations	1.88	(6.90)	(0.42)		3.10	1.54	1.81	(6.80)	(0.45)		3.01	1.46

Payment from Affiliate(1)	–	–	0.01	(2)	–	–	–	–	0.01	(2)	–	–

Dividends from Net Investment Income	(0.03)	(0.06)	–		(0.16)	(0.19)	(0.02)	(0.02)	–		(0.11)	(0.12)
Distributions from Net Realized Capital Gains	–	–	(1.86)		(1.91)	(0.64)	–	–	(1.86)		(1.91)	(0.64)

Total Distributions	(0.03)	(0.06)	(1.86)		(2.07)	(0.83)	(0.02)	(0.02)	(1.86)		(2.02)	(0.76)

Net Asset Value, End of Period	$13.42	$11.57	$18.53		$20.80	$ 19.77	$13.14	$11.35	$18.17		$20.47	$ 19.48

Total Return†	16.31%	(37.24)%	(2.60)	%(3)	16.51%	8.02%	15.95%	(37.40)%	(2.79)%(3)		16.26%	7.74%

Ratios/Supplemental Data
Net Assets End of Year (000)	$96,561	$178,605	$444,181		$430,249	$453,493	$14,797	$14,664	$24,234		$121,321	$ 118,848
Ratio of Expenses to Average Net Assets	0.95%	0.98%	0.92%		0.93%	0.97%	1.28%	1.24%	1.17%		1.18%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44%	0.46%	(0.22)%		0.44%	(0.01)%	0.11%	0.24%	(0.47)%		0.19%	(0.26)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.99%	0.98%	0.92%		0.93%	0.97%	1.33%	1.24%	1.17%		1.18%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.40%	0.46%	(0.22)%		0.44%	(0.01)%	0.06%	0.24%	(0.47)%		0.19%	(0.26)%
Portfolio Turnover Rate	165%(4)	93%	92%		79%	76%	165%(4)	93%	92%		79%	76%

	Large Cap Growth Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$10.55	$16.98	$19.38		$18.58	$ 17.94

Net Investment Income(Loss)(1)	(0.07)	(0.06)	(0.22)		(0.10)	(0.18)
Realized and Unrealized Gain (Loss) on Investments	1.66	(6.37)	(0.33)		2.81	1.46

Total from Investment Operations	1.59	(6.43)	(0.55)		2.71	1.28

Payment from Affiliate(1)	–	–	0.01	(2)	–	–

Dividends from Net Investment Income	–	–**	–		–	–
Distributions from Net Realized Capital Gains	–	–	(1.86)		(1.91)	(0.64)

Total Distributions	–	–	(1.86)		(1.91)	(0.64)

Net Asset Value, End of Period	$12.14	$10.55	$16.98		$19.38	$ 18.58

Total Return†	15.07%	(37.85)%	(3.49)	%(3)	15.35%	7.08%

Ratios/Supplemental Data
Net Assets End of Year (000)	$242	$230	$500		$707	$ 826
Ratio of Expenses to Average Net Assets	1.99%	1.94%	1.89%		1.90%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59)%	(0.49)%	(1.19)%		(0.53)%	(0.94)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.03%	1.94%	1.89%		1.90%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.64)%	(0.49)%	(1.19)%		(0.53)%	(0.94)%
Portfolio Turnover Rate	165%(4)	93%	92%		79%	76%

** Amount represents less than $0.005 per share.

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.
(3)

During the period ended May 31, 2008, 0.05% of Class I, Class A, and Class C total returns was attributable to a payment by an affiliate as referenced in Note 11 in Notes to Financial Statements. Excluding this item, the total returns would have been (2.65)%, (2.84)%, and (3.59)% for Class I, Class A, and Class C, respectively.

(4)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions.

See Notes to Financial Statements.

42

	Large Cap Value Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$ 10.72	$ 16.76	$ 20.99		$ 18.87	$ 17.58	$ 10.68	$ 16.68	$ 20.91		$ 18.81	$ 17.53

Net Investment Income(1)	0.18	0.27	0.28		0.29	0.25	0.14	0.23	0.23		0.23	0.20
Realized and Unrealized Gain (Loss) on Investments	0.92	(5.75)	(2.33)		4.24	2.62	0.92	(5.72)	(2.32)		4.23	2.61

Total from Investment Operations	1.10	(5.48)	(2.05)		4.53	2.87	1.06	(5.49)	(2.09)		4.46	2.81

Payment from Affiliate(1)	–	–	–**	(2)	–	–	–	– —	–**	(2)	–	–

Dividends from Net Investment Income	(0.20)	(0.27)	(0.32)		(0.27)	(0.23)	(0.17)	(0.22)	(0.28)		(0.22)	(0.18)
Distributions from Net Realized Capital Gains	–	(0.29)	(1.86)		(2.14)	(1.35)	–	(0.29)	(1.86)		(2.14)	(1.35)

Total Distributions	(0.20)	(0.56)	(2.18)		(2.41)	(1.58)	(0.17)	(0.51)	(2.14)		(2.36)	(1.53)

Net Asset Value, End of Period	$ 11.62	$ 10.72	$ 16.76		$ 20.99	$ 18.87	$ 11.57	$ 10.68	$ 16.68		$ 20.91	$ 18.81

Total Return†	10.25%	(32.68)%	(10.26)%		25.29%	16.78%	9.86%	(32.84)%	(10.48)%		24.95%	16.48%

Ratios/Supplemental Data
Net Assets End of Year (000)	$210,282	$292,811	$611,529		$718,669	$582,162	$28,699	$30,435	$52,495		$65,300	$54,448
Ratio of Expenses to Average Net Assets	0.93%	0.96%	0.91%		0.92%	0.97%	1.25%	1.22%	1.16%		1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets	1.49%	2.20%	1.52%		1.42%	1.30%	1.17%	1.98%	1.27%		1.17%	1.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.93%	0.96%	0.91%		0.92%	0.97%	1.25%	1.22%	1.16%		1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.49%	2.20%	1.52%		1.42%	1.30%	1.17%	1.98%	1.27%		1.17%	1.05%
Portfolio Turnover Rate	52%	65%	104%		71%	46%	52%	65%	104%		71%	46%

	Large Cap Value Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$10.52	$ 16.43	$ 20.66		$ 18.62	$ 17.36

Net Investment Income(1)	0.05	0.15	0.09		0.09	0.07
Realized and Unrealized Gain (Loss) on Investments	0.91	(5.64)	(2.29)		4.18	2.59

Total from Investment Operations	0.96	(5.49)	(2.20)		4.27	2.66

Payment from Affiliate(1)	–	–	–**	(2)	–	–

Dividends from Net Investment Income	(0.09)	(0.13)	(0.17)		(0.09)	(0.05)
Distributions from Net Realized Capital Gains	–	(0.29)	(1.86)		(2.14)	(1.35)

Total Distributions	(0.09)	(0.42)	(2.03)		(2.23)	(1.40)

Net Asset Value, End of Period	$11.39	$ 10.52	$ 16.43		$ 20.66	$ 18.62

Total Return†	9.11%	(33.31)%	(11.13)%		24.04%	15.70%

Ratios/Supplemental Data
Net Assets End of Year (000)	$ 218	$ 259	$ 440		$ 808	$ 588
Ratio of Expenses to Average Net Assets	1.95%	1.92%	1.88%		1.89%	1.90%
Ratio of Net Investment Income to Average Net Assets	0.46%	1.29%	0.55%		0.45%	0.37%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.95%	1.92%	1.88%		1.89%	1.90%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.46%	1.29%	0.55%		0.45%	0.37%
Portfolio Turnover Rate	52%	65%	104%		71%	46%

** Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

43

PNC Equity Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Mid Cap Value Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$8.68	$13.48	$16.61		$13.73	$ 12.47	$8.59	$13.30	$16.38		$13.57	$ 12.35

Net Investment Income(1)	0.07	0.12	0.12		0.28	0.09	0.04	0.09	0.09		0.31	0.04
Realized and Unrealized Gain (Loss) on Investments	2.07	(4.75)	(2.28)		3.41	2.55	2.04	(4.67)	(2.26)		3.30	2.53

Total from Investment Operations	2.14	(4.63)	(2.16)		3.69	2.64	2.08	(4.58)	(2.17)		3.61	2.57

Payment from Affiliate(1)	–	–	–**	(2)	–	–	–	–	–**	(2)	–	–

Dividends from Net Investment Income	(0.02)	(0.17)	(0.26)		(0.05)	(0.11)	–	(0.13)	(0.20)		(0.04)	(0.08)
Distributions from Net Realized Capital Gains	–	–	(0.71)		(0.76)	(1.27)	–	–	(0.71)		(0.76)	(1.27)

Total Distributions	(0.02)	(0.17)	(0.97)		(0.81)	(1.38)	–	(0.13)	(0.91)		(0.80)	(1.35)

Net Asset Value, End of Period	$10.80	$8.68	$13.48		$16.61	$ 13.73	$10.67	$8.59	$13.30		$16.38	$ 13.57

Total Return†	24.64%	(34.22)%	(13.21)%		27.76%	22.04%	24.21%	(34.33)%	(13.42)%		27.48%	21.66%

Ratios/Supplemental Data
Net Assets End of Year (000)	$74,331	$96,510	$216,224		$190,806	$93,896	$48,515	$46,524	$94,590		$194,866	$ 10,777
Ratio of Expenses to Average Net Assets	1.01%	1.08%	1.01%		0.93%	1.01%	1.32%	1.33%	1.26%		1.18%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.72%	1.24%	0.83%		1.86%	0.62%	0.38%	0.96%	0.58%		1.61%	0.37%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.01%	1.21%	1.26%		1.18%	1.26%	1.32%	1.45%	1.51%		1.43%	1.51%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.72%	1.11%	0.58%		1.61%	0.37%	0.38%	0.84%	0.33%		1.36%	0.12%
Portfolio Turnover Rate	66%	73%	58%		45%	44%	66%	73%	58%		45%	44%

	Mid Cap Value Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$8.40	$13.06	$16.13		$13.43	$12.23

Net Investment Income (Loss)(1)	(0.03)	0.02	(0.02)		0.15	(0.04)
Realized and Unrealized Gain (Loss) on Investments	1.99	(4.58)	(2.22)		3.31	2.51

Total from Investment Operations	1.96	(4.56)	(2.24)		3.46	2.47

Payment from Affiliate(1)	–	–	–**	(2)	–	–

Dividends from Net Investment Income	–	(0.10)	(0.12)		–	–
Distributions from Net Realized Capital Gains	–	–	(0.71)		(0.76)	(1.27)

Total Distributions	–	(0.10)	(0.83)		(0.76)	(1.27)

Net Asset Value, End of Period	$10.36	$8.40	$13.06		$16.13	$13.43

Total Return†	23.33%	(34.82)%	(14.04)%		26.58%	20.95%

Ratios/Supplemental Data
Net Assets End of Year (000)	$3,794	$4,176	$7,699		$5,620	$ 1,745
Ratio of Expenses to Average Net Assets	2.02%	2.04%	1.97%		1.90%	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%	0.27%	(0.13)%		0.89%	(0.31)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.02%	2.15%	2.22%		2.15%	2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.33)%	0.16%	(0.38)%		0.64%	(0.56)%
Portfolio Turnover Rate	66%	73%	58%		45%	44%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

44

	Multi-Factor Small Cap Core Fund
	Class I						Class A
	2010	2009	2008		2007	2006(4)	2010	2009	2008		2007	2006(4)
Net Asset Value, Beginning of Period	$7.03	$11.05	$12.34		$11.16	$10.00	$7.00	$11.03	$12.31		$11.15	$ 10.00

Net Investment Income(1)	0.05	0.04	0.03		0.11	0.03	0.03	0.02	0.01		0.05	–
Realized and Unrealized Gain (Loss) on Investments	1.90	(4.06)	(1.24)		1.18	1.13	1.89	(4.05)	(1.25)		1.21	1.15

Total from Investment Operations	1.95	(4.02)	(1.21)		1.29	1.16	1.92	(4.03)	(1.24)		1.26	1.15

Payment from Affiliate(1)	–	–	–**	(2)	–	–	–	–	–**	(2)	–	–

Dividends from Net Investment Income	(0.14)	–	(0.08)(3)		(0.05)	–	(0.10)	–	(0.04)(3)		(0.04)	–
Distributions from Net Realized Capital Gains	–	–	–		(0.06)	–	–	–	–		(0.06)	–

Total Distributions	(0.14)	–	(0.08)		(0.11)	–	(0.10)	–	(0.04)		(0.10)	–

Net Asset Value, End of Period	$8.84	$7.03	$11.05		$12.34	$11.16	$8.82	$7.00	$11.03		$12.31	$ 11.15

Total Return†	27.90%	(36.38)%	(9.87)%		11.62%	11.60%	27.53%	(36.54)%	(10.09)%		11.35%	11.50%

Ratios/Supplemental Data
Net Assets End of Year (000)	$18,199	$22,531	$49,073		$47,649	$6,599	$272	$235	$454		$648	$ 116
Ratio of Expenses to Average Net Assets	0.93%	0.95%	0.95%		0.95%	0.99%	1.24%	1.20%	1.20%		1.20%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.47%	0.25%		0.73%	0.43%	0.32%	0.22%	0.00%		0.48%	0.18%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.33%	1.30%	1.24%		1.21%	1.55%	1.65%	1.55%	1.49%		1.46%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.24%	0.12%	(0.04)%		0.47%	(0.13)%	(0.09)%	(0.13)%	(0.29)%		0.22%	(0.38)%
Portfolio Turnover Rate	105%	186%	107%		189%	64%	105%	186%	107%		189%	64%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.
(3)	Includes a tax return of capital of $(0.0434) each for Class I and Class A.
(4)	Commenced operations on September 30, 2005. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

45

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Multi-Factor Small Cap Growth Fund
	Class I					Class A					Class C
	2010	2009	2008	2007	2006(1)	2010	2009	2008	2007	2006(1)	2010(1)
Net Asset Value, Beginning of Period	$7.21	$11.42	$11.78	$10.57	$10.00	$7.15	$11.35	$11.74	$10.56	$10.00	$7.29

Net Investment Income (Loss)(2)	0.02	–**	(0.03)	(0.04)	(0.03)	–	(0.02)	(0.06)	(0.06)	(0.05)	(0.06)
Realized and Unrealized Gain (Loss) on Investments	1.79	(4.21)	(0.12)	1.25	0.60	1.77	(4.18)	(0.12)	1.24	0.61	1.83

Total from Investment Operations	1.81	(4.21)	(0.15)	1.21	0.57	1.77	(4.20)	(0.18)	1.18	0.56	1.77

Payment from Affiliate(2)	–	–	–**(3)	–	–	–	–	–**(3)	–	–	–

Dividends from Net Investment Income	–	–	–	–	–	–	–	–	–	–	–
Distributions from Net Realized Capital Gains	–	–	(0.21)	–	–	–	–	(0.21)	–	–	–

Total Distributions	–	–	(0.21)	–	–	–	–	(0.21)	–	–	–

Net Asset Value, End of Period	$9.02	$7.21	$11.42	$11.78	$10.57	$8.92	$7.15	$11.35	$11.74	$10.56	$9.06

Total Return†	25.10%	(36.87)%	(1.38)%	11.45%	5.70%	24.76%	(37.00)%	(1.65)%	11.17%	5.60%	24.28%

Ratios/Supplemental Data
Net Assets End of Year (000)	$10,010	$5,007	$6,491	$6,312	$5,518	$17,484	$38	$60	$35	$21	$124
Ratio of Expenses to Average Net Assets	0.94%	0.95%	0.95%	0.95%	0.97%	1.23%	1.20%	1.20%	1.20%	1.22%	2.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	0.02%	(0.27)%	(0.34)%	(0.45)%	0.01%	(0.23)%	(0.52)%	(0.59)%	(0.70)%	(0.83)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.84%	1.86%	1.67%	1.58%	1.64%	2.15%	2.10%	1.92%	1.83%	1.89%	3.38%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.63)%	(0.89)%	(0.99)%	(0.97)%	(1.12)%	(0.91)%	(1.13)%	(1.24)%	(1.22)%	(1.37)%	(1.91)%
Portfolio Turnover Rate	112%	128%	137%	160%	77%	112%	128%	137%	160%	77%	112%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Class I, Class A and Class C inception date was September 30, 2005. Class I and Class A commenced operations on September 30, 2005. Class C commenced operations beyond seed capital on July 27, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

46

	Multi-Factor Small Cap Value Fund
	Class I							Class A
	2010	2009		2008(1)		2007(1)	2006(1)	2010	2009		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$8.51	$13.18		$19.66		$20.94	$20.74	$7.87	$12.20		$18.49		$19.90	$19.84

Net Investment Income (Loss)(2)	0.06	0.07		(0.01)		0.01	0.01	0.02	0.02		(0.05)		(0.04)	(0.05)
Realized and Unrealized Gain (Loss) on Investments	2.33	(4.61)		(3.73)		1.75	2.86	2.16	(4.24)		(3.50)		1.66	2.74

Total from Investment Operations	2.39	(4.54)		(3.74)		1.76	2.87	2.18	(4.22)		(3.55)		1.62	2.69

Payment from Affiliate(2)	–	–		0.01	(3)	–	–	–	–		0.01	(3)	–	–

Dividends from Net Investment Income	–	(0.13	)(4)	–	**(5)	(0.01)	(0.04)	–	(0.11	)(4)	–		–	–
Distributions from Net Realized Capital Gains	–	–		(2.75)		(3.03)	(2.63)	–	–		(2.75)		(3.03)	(2.63)

Total Distributions	–	(0.13)		(2.75)		(3.04)	(2.67)	–	(0.11)		(2.75)		(3.03)	(2.63)

Net Asset Value, End of Period	$10.90	$8.51		$13.18		$19.66	$20.94	$10.05	$7.87		$12.20		$18.49	$19.90

Total Return†	28.09%	(34.41)%		(19.53	)%(6)	9.33%	14.88%	27.70%	(34.57)%		(19.77	)%(6)	9.08%	14.62%

Ratios/Supplemental Data
Net Assets End of Year (000)	$19,528	$28,920		$137,557		$414,786	$631,241	$18,739	$18,641		$32,620		$172,928	$198,542
Ratio of Expenses to Average Net Assets	1.29%	1.34%		1.20%		1.17%	1.20%	1.61%	1.64%		1.45%		1.42%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.59%	0.62%		(0.09)%		0.05%	0.01%	0.23%	0.16%		(0.34)%		(0.20)%	(0.24)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.51%	1.34%		1.20%		1.17%	1.20%	1.83%	1.64%		1.45%		1.42%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.37%	0.62%		(0.09)%		0.05%	0.01%	0.02%	0.16%		(0.34)%		(0.20)%	(0.24)%
Portfolio Turnover Rate	104%	81%		102%		74%	94%	104%	81%		102%		74%	94%

	Multi-Factor Small Cap Value Fund
	Class C
	2010	2009	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$7.11	$11.02	$17.13	$18.78	$18.99

Net Investment Income (Loss)(2)	(0.04)	(0.04)	(0.15)	(0.16)	(0.18)
Realized and Unrealized Gain (Loss) on Investments	1.95	(3.83)	(3.22)	1.54	2.60

Total from Investment Operations	1.91	(3.87)	(3.37)	1.38	2.42

Payment from Affiliate(2)	–	–	0.01(3)	–	–

Dividends from Net Investment Income	–	(0.04)(4)	–	–	–
Distributions from Net Realized Capital Gains	–	–	(2.75)	(3.03)	(2.63)

Total Distributions	–	(0.04)	(2.75)	(3.03)	(2.63)

Net Asset Value, End of Period	$9.02	$7.11	$11.02	$17.13	$18.78

Total Return†	26.86%	(35.08)%	(20.33)%(6)	8.29%	13.81%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,586	$1,707	$4,151	$12,547	$19,237
Ratio of Expenses to Average Net Assets	2.32%	2.34%	2.17%	2.14%	2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.46)%	(0.46)%	(1.06)%	(0.92)%	(0.92)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.53%	2.34%	2.17%	2.14%	2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.67)%	(0.46)%	(1.06)%	(0.92)%	(0.92)%
Portfolio Turnover Rate	104%	81%	102%	74%	94%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Redemption fees received during the year had no effect on the net asset value.
(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 11 in Notes to Financial Statements.
(4)	Includes a tax return of capital of $(0.0475) each for Class I, Class A and Class C.
(5)	Includes a tax return of capital of $(0.0010) for Class I.
(6)	During the period ended May 31, 2008, 0.05%, 0.05%, and 0.06% of Class I, Class A, and Class C total returns, respectively, were attributable to a payment by an affiliate as referenced in Note 11 in Notes to Financial Statements. Excluding this item, the total returns would have been (19.58)%, (19.82)%, and (20.39)% for Class I, Class A, and Class C, respectively.

See Notes to Financial Statements.

47

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	S&P 500® Index Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$7.30	$11.25	$13.10		$10.90	$10.26	$7.27	$11.22	$13.06		$10.88	$10.23

Net Investment Income(1)	0.14	0.18	0.19		0.20	0.17	0.12	0.16	0.16		0.17	0.14
Realized and Unrealized Gain (Loss) on Investments	1.38	(3.84)	(1.06)		2.23	0.66	1.38	(3.84)	(1.05)		2.21	0.68

Total from Investment Operations	1.52	(3.66)	(0.87)		2.43	0.83	1.50	(3.68)	(0.89)		2.38	0.82

Payment from Affiliate(1)	–	–	–	**(2)	–	–	–	–	–	**(2)	–	–

Dividends from Net Investment Income	(0.14)	(0.18)	(0.20)		(0.20)	(0.19)	(0.12)	(0.16)	(0.17)		(0.17)	(0.17)
Distributions from Net Realized Capital Gains	–	(0.11)	(0.78)		(0.03)	–	–	(0.11)	(0.78)		(0.03)	–

Total Distributions	(0.14)	(0.29)	(0.98)		(0.23)	(0.19)	(0.12)	(0.27)	(0.95)		(0.20)	(0.17)

Net Asset Value, End of Period	$8.68	$7.30	$11.25		$13.10	$10.90	$8.65	$7.27	$11.22		$13.06	$10.88

Total Return†	20.90%	(32.63)%	(6.98)%		22.53%	8.16%	20.69%	(32.90)%	(7.15)%		22.09%	8.03%

Ratios/Supplemental Data
Net Assets End of Year (000)	$87,998	$87,431	$138,373		$160,014	$171,999	$19,275	$17,535	$26,299		$32,716	$25,281
Ratio of Expenses to Average Net Assets	0.36%	0.42%	0.37%		0.35%	0.35%	0.62%	0.67%	0.62%		0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets	1.66%	2.20%	1.64%		1.66%	1.56%	1.41%	1.95%	1.39%		1.41%	1.31%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.36%	0.48%	0.52%		0.50%	0.50%	0.62%	0.73%	0.77%		0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.66%	2.12%	1.49%		1.51%	1.41%	1.41%	1.89%	1.24%		1.26%	1.16%
Portfolio Turnover Rate	17%	36%	29%		26%	30%	17%	36%	29%		26%	30%

	S&P 500® Index Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$7.23	$11.15	$12.99		$10.82	$10.17

Net Investment Income(1)	0.06	0.10	0.07		0.08	0.06
Realized and Unrealized Gain (Loss) on Investments	1.37	(3.82)	(1.05)		2.21	0.68

Total from Investment Operations	1.43	(3.72)	(0.98)		2.29	0.74

Payment from Affiliate(1)	–	–	–	**(2)	–	–

Dividends from Net Investment Income	(0.07)	(0.09)	(0.08)		(0.09)	(0.09)
Distributions from Net Realized Capital Gains	–	(0.11)	(0.78)		(0.03)	–

Total Distributions	(0.07)	(0.20)	(0.86)		(0.12)	(0.09)

Net Asset Value, End of Period	$8.59	$7.23	$11.15		$12.99	$10.82

Total Return†	19.75%	(33.38)%	(7.88)%		21.22%	7.23%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,552	$1,132	$1,726		$1,895	$1,595
Ratio of Expenses to Average Net Assets	1.36%	1.41%	1.36%		1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.66%	1.21%	0.65%		0.66%	0.56%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.36%	1.48%	1.51%		1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.66%	1.15%	0.50%		0.51%	0.41%
Portfolio Turnover Rate	17%	36%	29%		26%	30%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

48

	Small Cap Core Fund
	Class I						Class A
	2010	2009	2008(1)		2007(1)	2006	2010	2009	2008(1)		2007(1)	2006
Net Asset Value, Beginning of Period	$7.52	$11.51	$13.74		$12.43	$11.03	$7.44	$11.39	$13.62		$12.35	$10.99

Net Investment Income (Loss)(2)	(0.02)	(0.01)	0.01		– **	(0.05)	(0.05)	(0.03)	(0.02)		(0.03)	(0.08)
Realized and Unrealized Gain (Loss) on Investments	2.37	(3.97)	(1.41)		1.87	1.45	2.34	(3.92)	(1.40)		1.86	1.44

Total from Investment Operations	2.35	(3.98)	(1.40)		1.87	1.40	2.29	(3.95)	(1.42)		1.83	1.36

Payment from Affiliate(2)	–	–	–	**(3)	–	–	–	–	–	**(3)	–	–

Dividends from Net Investment Income	–	(0.01)	(0.02)		–	–	–	–	–		–	–
Distributions from Net Realized Capital Gains	–	–	(0.81)		(0.56)	–	–	–	(0.81)		(0.56)	–

Total Distributions	–	(0.01)	(0.83)		(0.56)	–	–	–	(0.81)		(0.56)	–

Net Asset Value, End of Period	$9.87	$7.52	$11.51		$13.74	$12.43	$9.73	$7.44	$11.39		$13.62	$12.35

Total Return†	31.25%	(34.57)%	(10.35)%		15.65%	12.69%	30.78%	(34.68)%	(10.57)%		15.42%	12.38%

Ratios/Supplemental Data
Net Assets End of Year (000)	$182,881	$142,964	$240,414		$225,592	$220,144	$2,205	$1,510	$2,521		$3,139	$3,514
Ratio of Expenses to Average Net Assets	1.17%	1.21%	1.16%		1.16%	1.21%	1.49%	1.46%	1.41%		1.41%	1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	(0.15)%	0.08%		0.04%	(0.46)%	(0.59)%	(0.41)%	(0.17)%		(0.21)%	(0.71)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.17%	1.21%	1.16%		1.16%	1.21%	1.49%	1.46%	1.41%		1.41%	1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.27)%	(0.15)%	0.08%		0.04%	(0.46)%	(0.59)%	(0.41)%	(0.17)%		(0.21)%	(0.71)%
Portfolio Turnover Rate	59%	83%	44%		45%	78%	59%	83%	44%		45%	78%

	Small Cap Core Fund
	Class C
	2010	2009	2008(1)		2007(1)	2006
Net Asset Value, Beginning of Year	$7.17	$11.06	$13.34		$12.20	$10.92

Net Investment Income (Loss)(2)	(0.11)	(0.09)	(0.11)		(0.11)	(0.16)
Realized and Unrealized Gain (Loss) on Investments	2.26	(3.80)	(1.36)		1.81	1.44

Total from Investment Operations	2.15	(3.89)	(1.47)		1.70	1.28

Payment from Affiliate(2)	–	–	–	**(3)	–	–

Dividends from Net Investment Income	–	–	–		–	–
Distributions from Net Realized Capital Gains	–	–	(0.81)		(0.56)	–

Total Distributions	–	–	(0.81)		(0.56)	–

Net Asset Value, End of Year	$9.32	$7.17	$11.06		$13.34	$12.20

Total Return†	29.99%	(35.17)%	(11.18)%		14.52%	11.72%

Ratios/Supplemental Data
Net Assets End of Year (000)	$663	$525	$867		$1,013	$948
Ratio of Expenses to Average Net Assets	2.19%	2.17%	2.13%		2.13%	2.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.28)%	(1.11)%	(0.89)%		(0.93)%	(1.39)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.19%	2.17%	2.13%		2.13%	2.14%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(1.28)%	(1.11)%	(0.89)%		(0.93)%	(1.39)%
Portfolio Turnover Rate	59%	83%	44%		45%	78%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Redemption fees received during the year had no effect on the net asset value.
(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 11 in Notes to Financial Statements.

See	Notes to Financial Statements.

49

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
DOMESTIC COMMON STOCKS — 43.2%
Consumer Discretionary — 5.2%
Amazon.com*#	2,336	$293
Buckle#	4,590	163
Cablevision Systems	7,084	176
Chipotle Mexican Grill*#	2,280	324
Coach#	6,574	270
Coinstar*#	3,080	165
Deckers Outdoor*	1,680	243
Goodyear Tire & Rubber*	17,105	204
JC Penney#	9,315	256
McDonald’s	3,860	258
Penn National Gaming*	8,270	212
Ross Stores#	4,470	234
Starbucks*#	6,790	176
Strayer Education#	690	166
Tiffany#	5,403	245
Time Warner	10,527	326
Time Warner Cable#	5,565	305
Tractor Supply#	3,770	255
Universal Electronics*#	4,440	87
Viacom, Cl B*	7,750	261
WMS Industries*#	3,910	181
Wynn Resorts*#	2,370	199

		4,999

Consumer Staples — 4.2%
Campbell Soup#	5,184	186
Coca-Cola	4,910	252
Colgate-Palmolive	3,010	235
Corn Products International	3,990	133
General Mills	8,550	609
Hershey	3,710	173
Lorillard	4,294	307
PepsiCo	4,400	277
Philip Morris International	10,570	466
Procter & Gamble#	10,325	631
TreeHouse Foods*	2,450	113
Wal-Mart Stores	12,873	651

		4,033

Energy — 3.6%
Anadarko Petroleum	3,383	177
Apache	2,051	184
ATP Oil & Gas*#	12,090	129
Atwood Oceanics#	4,460	121
Chevron	9,634	712
ConocoPhillips	8,952	464
Contango Oil & Gas*#	5,230	263
ExxonMobil	11,080	670
National Oilwell Varco	8,375	319
Oil States International*	4,130	161
St. Mary Land & Exploration	4,490	194
Valero Energy	4,750	89

		3,483

Financials — 7.2%
Affiliated Managers Group*#	3,850	276
Allstate#	6,866	210
Amtrust Financial Services#	18,380	242
Bank of America	40,409	636
Bank of the Ozarks#	8,930	315
BB&T#	5,705	172

	Number of Shares	Value (000)

Blackstone Group LP	9,325	$99
Chubb#	2,588	130
Discover Financial Services	11,770	158
Glacier Bancorp#	15,310	243
Goldman Sachs Group	2,459	355
IntercontinentalExchange	1,500	174
Invesco#	9,198	171
Investment Technology Group*	8,530	144
JPMorgan Chase	16,485	652
Lincoln National#	7,587	201
Morgan Stanley	8,559	232
NASDAQ OMX Group*#	6,265	116
Portfolio Recovery Associates*#	6,640	455
Prosperity Bancshares#	4,930	178
Public Storage REIT#	1,830	170
RLI#	1,980	109
State Street	5,505	210
T. Rowe Price Group#	3,870	192
Travelers#	4,360	216
Valley National Bancorp#	13,308	192
Wells Fargo	19,085	548
World Acceptance*#	3,810	136

		6,932

Healthcare — 5.3%
Abbott Laboratories	7,160	341
Allergan	2,990	180
Almost Family*#	4,480	163
AmerisourceBergen#	9,420	295
Amgen*	2,710	140
Baxter International	5,220	220
Bio-Reference Labs*#	8,260	189
Bristol-Myers Squibb	8,060	187
Catalyst Health Solutions*	5,780	221
Celgene*#	4,900	259
Cubist Pharmaceuticals*#	4,870	105
Johnson & Johnson	2,820	164
Medtronic	5,010	196
Merck	18,335	618
NuVasive*#	3,960	155
PAREXEL International*#	8,790	196
Pfizer	43,256	659
St. Jude Medical*#	5,290	198
Stryker#	5,040	267
Thermo Fisher Scientific*#	4,270	222
UnitedHealth Group	6,490	189

		5,164

Industrials — 5.4%
3M	5,360	425
APAC Customer Services*#	36,880	239
Avery Dennison#	2,860	98
BE Aerospace*#	15,460	419
Caterpillar#	2,600	158
Cummins	3,964	269
Curtiss-Wright#	4,700	156
EMCOR Group*	7,630	190
Emerson Electric	5,869	272
Esterline Technologies*	4,800	258
General Electric	46,964	768
Houston Wire & Cable#	13,080	150
ICF International*#	4,380	98

See Notes to Financial Statements.

50

	Number of Shares	Value (000)
DOMESTIC COMMON STOCKS — continued
Industrials — continued
Illinois Tool Works	6,420	$298
Kansas City Southern*#	6,988	267
Lockheed Martin	2,148	172
Parker Hannifin#	4,048	249
Regal-Beloit	1,950	118
Rockwell Automation#	4,988	266
United Technologies	4,690	316

		5,186

Information Technology — 8.9%
Akamai Technologies*#	4,400	175
Apple*	3,707	953
Broadcom, Cl A#	5,910	204
Cisco Systems*	27,464	636
Comtech Telecommunications*#	5,870	169
Corning	15,690	273
Cree*#	2,682	178
Digital River*#	7,570	209
Dolby Laboratories, Cl A*#	3,249	214
Ebix*#	13,800	211
EMC*	9,930	185
FactSet Research Systems#	2,750	187
Google, Cl A*	885	429
Hewlett-Packard	3,241	149
Intel	18,188	390
International Business Machines	6,340	794
Mastercard, Cl A#	1,120	226
Microsoft	38,456	992
Monolithic Power Systems*	6,960	134
Oracle	11,490	259
OSI Systems*#	6,390	168
Rofin-Sinar Technologies*#	5,640	135
Smith Micro Software*	12,750	126
Symantec*#	12,862	182
TeleCommunication Systems, Cl A*#	28,680	144
Trimble Navigation*	5,680	163
Tyler Technologies*#	9,660	157
Visa, Cl A#	2,510	182
Western Digital*#	4,360	152
Yahoo!*#	14,225	218

		8,594

Materials — 1.3%
AptarGroup#	2,390	95
Balchem#	4,740	115
Celanese, Series A	6,425	184
Cliffs Natural Resources#	3,448	193
Compass Minerals International#	2,680	203
E.I. DuPont de Nemours	2,296	83
Freeport-McMoRan Copper & Gold	2,410	169
PPG Industries	2,875	184

		1,226

Telecommunication Services — 1.0%
AT&T#	18,817	457
Atlantic Tele-Network#	6,070	254
Verizon Communications	9,840	271

		982

Utilities — 1.1%
Exelon	7,796	301

	Number of Shares	Value (000)

NextEra Energy#	6,470	$323
NRG Energy*#	12,130	283
UGI	7,580	198

		1,105

Total Domestic Common Stocks (Cost $41,983)		41,704

PREFERRED STOCKS — 0.0%
Financial Conduits — 0.0%
Fannie Mae*	13,500	14
Freddie Mae*	6,900	7

Total Preferred Stocks (Cost $375)		21

FOREIGN COMMON STOCKS — 7.1%
Consumer Discretionary — 0.6%
ASOS PLC (United Kingdom)*	1,783	18
Compass Group PLC (United Kingdom)	11,714	90
Domino’s Pizza UK & IRL PLC (United Kingdom)	5,523	28
Fast Retailing (Japan)	200	28
Gildan Activewear (Canada)#	6,230	180
Hennes & Mauritz AB, Cl B (Sweden)	962	54
Li & Fung (Hong Kong)	11,290	50
LVMH Moet Hennessy Louis Vuitton SA (France)#	510	53
New Oriental Education & Technology Group, ADR (China)*#	250	23
Nitori (Japan)	821	65

		589

Consumer Staples — 0.5%
Anheuser-Busch Inbev NV, ADR (Belgium)#	579	28
Hengan International Group (Hong Kong)	4,390	32
Imperial Tobacco Group PLC (United Kingdom)	1,490	39
Jeronimo Martins SGPS SA (Portugal)#	4,323	39
Koninklijke Ahold (Netherlands)	2,993	37
Nestle SA (Switzerland)	2,565	116
Oriflame Cosmetics SA, ADR (Luxembourg)	606	30
Reckitt Benckiser Group PLC (United Kingdom)	1,163	54
SSL International PLC (United Kingdom)	4,008	47
Tesco PLC (United Kingdom)	7,510	44
Wilmar International (Singapore)	16,692	69

		535

Energy — 1.1%
BG Group PLC (United Kingdom)	5,231	80
Cairn Energy PLC (United Kingdom)*	12,133	70
Cie Generale de Geophysique-Veritas (France)	1,154	26
Core Laboratories NV (Netherlands)#	1,744	237
Ensco International PLC, ADR (United Kingdom)	5,675	212
Nabors Industries (Bermuda) (Bermuda)*#	10,855	207
Noble (Switzerland)	4,350	126
Transocean (Switzerland)*	2,081	118

		1,076

Financials — 1.1%
Azimut Holding SpA (Italy)	2,807	24

See Notes to Financial Statements.

51

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Financials — continued
BlueBay Asset Management PLC (United Kingdom)	6,735	$31
E-House China Holdings, ADR (China)#	5,800	84
FirstService (Canada)	11,480	256
Glorious Property Holdings (Hong Kong)	116,451	35
IG Group Holdings PLC (United Kingdom)	10,378	57
IRF European Finance Investments (United Kingdom) (A) (B)	31,579	41
Lazard, Cl A (Bermuda)#	6,640	209
Midland Holdings (Hong Kong)	45,539	34
Montpelier Re Holdings (Bermuda)	11,450	179
Standard Chartered PLC (United Kingdom)	3,274	77

		1,027

Healthcare — 0.7%
Abcam PLC (United Kingdom)	1,489	29
Actelion (Switzerland)*#	814	30
Cochlear (Australia)	956	59
DiaSorin SpA (Italy)	1,391	51
Elekta AB, Cl B (Sweden)	1,835	44
Novo Nordisk A/S, ADR (Denmark)#	1,260	97
QIAGEN NV (Netherlands)*#	1,283	27
Roche Holdings AG (Switzerland)	1,083	148
Sawai Pharmaceutical (Japan)#	560	45
Sonova Holding AG (Switzerland)	440	47
Teva Pharmaceutical Industries, ADR (Israel)#	1,515	83

		660

Industrials — 1.0%
ABB, ADR (Switzerland)	10,015	170
Capita Group PLC (United Kingdom)	3,331	37
China High Speed Transmission Equipment Group (Hong Kong)	23,589	54
Fanuc (Japan)	704	74
Hyflux (Singapore)	16,930	34
Intertek Group PLC (United Kingdom)	1,658	34
McDermott International (Panama)*	13,405	297
Midas Holdings (Singapore)	59,370	38
Mitsubishi (Japan)	2,033	46
Nidec (Japan)#	580	53
Rational AG (Germany)	205	32
Ryanair Holdings PLC, ADR (Ireland)	497	12
Seek (Australia)	2,941	18
Ultra Electronics Holdings PLC (United Kingdom)	1,265	28
Zhuzhou CSR Times Electric (China)	28,373	56

		983

Information Technology — 1.1%
ARM Holdings PLC, ADR (United Kingdom)#	6,253	67
Autonomy PLC (United Kingdom)*	3,830	96
Axis Communications AB (Sweden)	1,782	25
Canon, ADR (Japan)#	1,506	62
Gree (Japan)	690	44
Ibiden (Japan)	1,200	36
Kakaku.com (Japan)	12	45
Marvell Technology Group (Bermuda)*	9,330	177
Open Text (Canada)*#	5,340	228
Opera Software ASA (Norway)#	14,429	50
SAP AG, ADR (Germany)#	1,425	60
Temenos Group AG (Switzerland)#	3,483	81

	Number of Shares	Value (000)

Tencent Holdings (China)	5,365	$103
Wirecard AG (Germany)	4,335	45

		1,119

Materials — 0.8%
Antofagasta PLC (United Kingdom)	3,652	46
Barrick Gold (Canada)	1,905	80
BHP Billiton, ADR (Australia)#	1,861	121
Hidili Industry International Development (China)	51,644	46
Kuraray (Japan)	5,081	62
Northgate Minerals (Canada)	46,930	139
Real Gold Mining (China)*#	39,370	63
Syngenta AG, ADR (Switzerland)	2,021	89
Vale SA, ADR (Brazil)#	3,779	103

		749

Telecommunication Services — 0.1%
Jupiter Telecommunications (Japan)	27	26
TPG Telecom (Australia)	11,580	20
Vivo Participacoes SA, ADR (Brazil)	678	19

		65

Utilities — 0.1%
Centrica PLC (United Kingdom)	11,839	47
Red Electrica SA (Spain)	1,238	48

		95

Total Foreign Common Stocks (Cost $7,396)		6,898

EXCHANGE TRADED FUNDS — 12.2%
iShares MSCI EAFE Value Index Fund	114,742	4,985
iShares MSCI Emerging Markets Index Fund*#	62,911	2,397
SPDR S&P 500 ETF Trust#	10,920	1,195
Vanguard Emerging Markets	83,294	3,182

Total Exchange Traded Funds (Cost $15,190)		11,759

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 2.9%
Automotive — 1.4%
Ford Credit Auto Owner Trust,
Series 2007-B, Cl A3A
5.150%, 11/15/11	$392	397
Nissan Auto Receivables Owner Trust,
Series 2007-B, Cl A4
5.160%, 03/17/14	500	518
USAA Auto Owner Trust,
Series 2008-1, Cl A-3
4.160%, 04/16/12	136	137
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	195	195
World Omni Auto Receivables Trust,
Series 2007-B, Cl A3A
5.280%, 01/17/12	62	63
		1,310

See Notes to Financial Statements.

52

	Par (000)	Value (000)
ASSET BACKED SECURITIES — continued
Utilities — 1.5%
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	$155	$157
JCP&L Transition Funding LLC,
Series 2002-A, Cl A3
5.810%, 12/05/15	600	652
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	565	674

		1,483

Total Asset Backed Securities (Cost $2,623)		2,793

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.7%
Fannie Mae, Series 2003-84, Cl PG
5.000%, 03/25/32	1,284	1,382
Freddie Mac, Series 2772, Cl GH
5.000%, 07/15/32	1,000	1,077
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	700	736
Ginnie Mae, Series 2009-111, Cl A
3.486%, 08/16/39	382	393

Total Collateralized Mortgage Obligations (Cost $3,248)		3,588

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
CS First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	252	252
CS First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40	730	751
First Union National Bank Commercial
Mortgage, Series 2001-C4, Cl A2
6.223%, 12/12/33	122	128

Total Commercial Mortgage-Backed Securities (Cost $1,103)		1,131

CORPORATE BONDS — 10.0%
Cable — 0.4%
Comcast
5.150%, 03/01/20	75	77
Discovery Communications LLC
5.050%, 06/01/20	75	75
NBC Universal
5.150%, 04/30/20# (C)	75	77
News America
6.650%, 11/15/37	75	81
Time Warner Cable
5.850%, 05/01/17	90	98

		408

Consumer Discretionary — 0.1%
Hasbro
6.300%, 09/15/17	95	105

	Par (000)	Value (000)

Energy — 1.2%
Anadarko Petroleum
8.700%, 03/15/19	$75	$88
ConocoPhillips
5.750%, 02/01/19	100	111
Enterprise Products Operating LLC
5.200%, 09/01/20	80	80
EQT
8.125%, 06/01/19	125	150
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	110	113
Nexen
5.875%, 03/10/35	175	164
Petro-Canada
6.050%, 05/15/18	120	131
Sunoco
9.625%, 04/15/15#	120	143
XTO Energy
5.750%, 12/15/13	165	184

		1,164

Financials — 2.7%
American Express
7.000%, 03/19/18	100	114
Ameriprise Financial
7.300%, 06/28/19	90	105
Bank of America
6.500%, 08/01/16	25	27
Bank of America (MTN)
5.650%, 05/01/18	225	226
Barclays Bank PLC
6.750%, 05/22/19	125	133
BP Capital Markets PLC
3.625%, 05/08/14#	80	81
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	140	153
Citigroup
5.125%, 05/05/14	260	262
Deutsche Bank AG
3.450%, 03/30/15#	105	104
First Niagara Financial Group
6.750%, 03/19/20	80	84
General Electric Capital (MTN)
5.875%, 01/14/38	175	164
Goldman Sachs Group
5.950%, 01/18/18	225	228
JPMorgan Chase
6.000%, 01/15/18#	110	119
JPMorgan Chase Capital XV
5.875%, 03/15/35	255	224
Morgan Stanley
5.300%, 03/01/13	110	113
USB Capital XIII Trust
6.625%, 12/15/39	100	105
Wachovia Capital Trust III
5.800%, 03/15/49	260	205
Westpac Banking
4.200%, 02/27/15	125	127

		2,574

Food, Beverage & Tobacco — 0.2%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19 (C)	125	148

See Notes to Financial Statements.

53

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
CORPORATE BONDS — continued
Food, Beverage & Tobacco — continued
PepsiCo
5.500%, 01/15/40	$ 80	$83

		231

Foreign Agencies — 0.3%
Export Development Canada
2.250%, 05/28/15	325	323

Industrials — 0.4%
Ingersoll-Rand Global Holding
9.500%, 04/15/14	120	148
Lockheed Martin
5.500%, 11/15/39	120	122
United Technologies
5.700%, 04/15/40	75	79

		349

Insurance — 0.5%
Berkshire Hathaway Finance
5.750%, 01/15/40	60	60
Hartford Financial Services Group
6.300%, 03/15/18	85	88
MetLife
7.717%, 02/15/19#	115	133
Principal Financial Group
8.875%, 05/15/19	125	153
Prudential Financial (MTN)
7.375%, 06/15/19	80	92

		526

Materials — 0.1%
Newmont Mining
5.125%, 10/01/19	80	82

Real Estate Investment Trusts — 0.4%
AMB Property LP
6.625%, 12/01/19	75	79
Digital Realty Trust LP
5.875%, 02/01/20 (C)	125	126
Realty Income
6.750%, 08/15/19	100	108
Simon Property Group LP
6.750%, 05/15/14	55	61

		374

Retail — 0.4%
Home Depot
5.875%, 12/16/36	85	84
Kohl’s
6.875%, 12/15/37	75	87
TJX
6.950%, 04/15/19	105	127
Wal-Mart Stores
5.250%, 09/01/35	75	74

		372

Technology — 0.2%
KLA-Tencor
6.900%, 05/01/18	100	110

	Par (000)	Value (000)

Xerox
6.400%, 03/15/16	$85	$95

		205

Telecommunications — 0.8%
AT&T
6.300%, 01/15/38	155	161
British Telecommunications PLC
9.125%, 12/15/10	140	146
Corning
6.200%, 03/15/16	100	111
GTE
6.940%, 04/15/28	200	215
Telefonica Emisiones SAU
3.729%, 04/27/15	95	94

		727

Transportation — 0.2%
Burlington Northern Santa Fe
5.750%, 03/15/18	75	82
FedEx
7.375%, 01/15/14	70	81

		163

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 0.5%
Bank of America (MTN) (TLGP) (FDIC)
3.125%, 06/15/12	485	505

Utilities — 1.6%
Appalachian Power
4.950%, 02/01/15	165	175
Baltimore Gas & Electric
6.125%, 07/01/13	100	111
Bruce Mansfield Unit
6.850%, 06/01/34	99	100
Dominion Resources
7.000%, 06/15/38#	120	139
Duke Energy Carolinas LLC
5.300%, 02/15/40	185	184
Exelon Generation LLC
5.200%, 10/01/19	120	124
Midamerican Energy Holdings
6.125%, 04/01/36	150	157
Nisource Finance
6.400%, 03/15/18	100	108
Potomac Electric Power
6.500%, 11/15/37	100	115
Progress Energy
4.875%, 12/01/19	75	76
Puget Sound Energy
5.757%, 10/01/39	100	100
Xcel Energy
4.700%, 05/15/20	120	121

		1,510

Total Corporate Bonds (Cost $9,020)		9,618

See Notes to Financial Statements.

54

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.9%
Federal National Mortgage Association — 6.7%
7.000%, 06/01/31	$8	$9
7.000%, 01/01/33	12	13
7.000%, 10/01/33	9	10
6.500%, 12/01/37	265	288
6.000%, 09/01/32	24	26
6.000%, 09/01/36	729	788
6.000%, 02/01/37	74	80
6.000%, 07/01/37	632	682
5.500%, 02/01/32	97	104
5.500%, 07/01/33	14	15
5.500%, 12/01/33	200	215
5.500%, 05/01/35	127	136
5.500%, 12/01/35	46	49
5.500%, 12/01/36	1,314	1,405
5.000%, 07/01/20	36	39
5.000%, 09/01/33	35	37
5.000%, 10/01/33	76	80
5.000%, 11/01/33	357	377
5.000%, 08/01/35	33	34
5.000%, 11/01/35	346	363
5.000%, 12/01/35	308	324
4.500%, 10/01/20	341	360
4.500%, 03/01/21	621	659
4.500%, 09/01/35	388	400

		6,493

Government National Mortgage Association — 0.2%
6.500%, 09/15/28	10	11
6.500%, 07/15/32	18	19
6.500%, 10/15/33	12	14
6.000%, 08/15/32	11	12
6.000%, 02/15/33	57	63
6.000%, 11/15/33	24	26

		145

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $6,178)		6,638

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%
Federal Home Loan Mortgage Corporation — 0.5%
2.000%, 09/28/12	530	532

Federal National Mortgage Association — 0.6%
3.000%, 10/29/14	530	535

Total U.S. Government Agency Obligations (Cost $1,059)		1,067

U.S. TREASURY OBLIGATIONS — 7.1%
U.S. Treasury Bonds — 0.5%
5.375%, 02/15/31#	185	218
4.500%, 02/15/36	290	305

		523

U.S. Treasury Inflationary Index Bond (TIP) — 0.9%
1.625%, 01/15/18	795	858

U.S. Treasury Notes — 5.7%
4.250%, 08/15/13	825	900
2.750%, 02/15/19	1,695	$1,640

	Par (000)	Value (000)

2.375%, 03/31/16	$705	701
2.250%, 01/31/15	755	763
1.375%, 01/15/13	370	372
1.250%, 11/30/10	990	995
2.375%, 09/30/14	150	153

		5,524

Total U.S. Treasury Obligations (Cost $6,804)		6,905

	Number of Shares
AFFILIATED MONEY MARKET FUND — 5.2%
PNC Advantage Institutional Money Market Fund, Class I†	5,043,485	5,044

Total Affiliated Money Market Fund (Cost $5,044)		5,044

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 100.6% (Cost $100,023)		97,166

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 23.3%
Affiliated Money Market Fund — 0.4%
Institutional Money Market Trust†	402,448	402

Money Market Funds — 5.1%
Fidelity Institutional Prime Money Market Fund	3,072,256	3,073
Merrill Lynch Select Institutional Fund	973,006	973
RBC Prime Money Market Fund	838,210	838

		4,884

	Par (000)
Repurchase Agreements — 17.8%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $5,120,541, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $5,222,836)	$5,120	$5,120
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $5,803,280, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $5,919,214)	5,803	5,803
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $5,120,541, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $5,222,844)	5,121	5,121

See Notes to Financial Statements.

55

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — continued
Repurchase Agreements — continued
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $1,187,310, collateralized by U.S. Treasury Note, 3.3750%, due 11/15/19, total market value $1,211,029)	$1,187	$1,187

		17,231

Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $22,517)‡		22,517

TOTAL INVESTMENTS — 123.9%

(Cost $122,540)**		119,683

Other Assets & Liabilities – (23.9)%		(23,056)

TOTAL NET ASSETS — 100.0%		$96,627

*  Non-income producing security

**  Aggregate cost for Federal income tax purposes is (000) $123,040.

Gross unrealized appreciation (000)	$5,421
Gross unrealized depreciation (000)	(8,778)

Net unrealized depreciation (000)	$(3,357)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 21,943.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(B)	Illiquid Security. Total market value of illiquid securities is (000) $41 and represents 0.0% of net assets as of May 31, 2010.
(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $351 and represents 0.4% of net assets as of May 31, 2010.

Please see Investment Abbreviations and Definitions on Page 92.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

DAX Index Future	1	$195	06/21/10	$ (9)

Nikkei 225®	4	466	06/11/10	(33)

		$661		$(42)

Cash in the amount of $31,425 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

56

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$ 5,044	$ –	$ –	$ 5,044
Asset-Backed Securities	–	2,793	–	2,793
Collateralized Mortgage Obligations	–	3,588	–	3,588
Commercial Mortgage-Backed Securities	–	1,131	–	1,131
Corporate Bonds	–	9,618	–	9,618
Domestic Common Stocks	41,704	–	–	41,704
Exchange Traded Funds	11,759	–	–	11,759
Foreign Common Stocks	3,689	3,168	41	6,898
Preferred Stocks	21	–	–	21
Short Term Investments Purchased
With Collateral From Securities
Loaned	4,884	17,633	–	22,517
U.S. Government Agency Mortgage-Backed Obligations	–	6,638	–	6,638
U.S. Government Agency Obligations	–	1,067	–	1,067
U.S. Treasury Obligations	–	6,905	–	6,905

Total Assets – Investments in Securities	$67,101	$52,541	$41	$119,683

Other Financial Instruments
Futures Contracts	$ (42)	$ –	$ –	$ (42)

Total Assets - Other Financial Instruments	$ (42)	$ –	$ –	$ (42)

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

	Collateralized Mortgage Obligation (000)	Foreign Common Stock (000)	Total Market Value (000)

Balance, 05/31/09	$ –	$ –	$–
Accrued discounts/premiums	–(A)	–	–(A)
Realized gain (loss)	–(A)	–	–(A)
Change in unrealized appreciation (depreciation)	7	(4)	3
Net Purchase/Sales	389	(6)	383
Transfers in and/or out of Level 3	(393)	51	(342)
Paydowns	(3)	–	(3)

Balance, 05/31/10	$ –	$41	$ 41

(A) Value is less than $500.

See Notes to Financial Statements.

57

PNC International Equity Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 94.2%
Consumer Discretionary — 12.4%
Adidas AG (Germany)	11,710	$581
ASOS PLC (United Kingdom)*#	44,311	432
Autoliv (Sweden)*#	93,000	4,418
Barratt Developments PLC (United Kingdom)	2,319,446	3,579
Bellway PLC (United Kingdom)	283,699	2,822
Christian Dior (France)	28,200	2,665
Compass Group PLC (United Kingdom)	403,499	3,106
Culture Convenience Club (Japan)#	134,400	603
Daimler AG (Germany)	11,382	563
Domino’s Pizza UK & IRL PLC (United Kingdom)	152,005	773
Duni AB (Sweden)	344,800	2,359
Espirit Holdings (Hong Kong)	79,605	449
Fast Retailing (Japan)	4,600	649
Gildan Activewear (Canada)	24,100	697
Hennes & Mauritz AB, Cl B (Sweden)	30,047	1,683
Li & Fung (Hong Kong)	306,775	1,355
LVMH Moet Hennessy Louis Vuitton SA (France)#	15,618	1,632
New Oriental Education & Technology Group, ADR (China)*#	9,523	873
Nitori (Japan)	28,789	2,287
OPAP SA (Greece)	8,826	134
Persimmon PLC (United Kingdom)*	425,233	2,491
Suzuki Motor (Japan)	43,000	857
Taylor Wimpey PLC (United Kingdom)*	5,330,465	2,610
Toyota Motor (Japan)	18,700	677
Vivendi SA (France)	25,102	540
Volkswagen AG (Germany)	5,610	483
Yamada Denki (Japan)	11,216	781

		40,099

Consumer Staples — 9.4%
Anheuser-Busch Inbev NV, ADR (Belgium)#	16,376	785
Asahi Breweries (Japan)	153,600	2,556
Danone (France)	7,026	358
Diageo PLC (United Kingdom)	2,039	31
Greencore Group PLC (Ireland)	1,564,890	2,437
Heineken NV (Netherlands)	7,326	312
Hengan International Group (Hong Kong)	120,150	867
Imperial Tobacco Group PLC (United Kingdom)#	49,803	1,290
Jeronimo Martins SGPS SA (Portugal)#	106,952	977
Kao (Japan)	24,700	526
Koninklijke Ahold (Netherlands)	138,770	1,740
MEIJI Holdings (Japan)	73,034	2,619
Metro AG (Germany)	10,675	559
Nestle SA (Switzerland)	117,439	5,300
Oriflame Cosmetics SA, ADR (Luxembourg)	16,438	810
Reckitt Benckiser Group PLC (United Kingdom)	59,201	2,756
SSL International PLC (United Kingdom)	115,972	1,347
Tesco PLC (United Kingdom)	425,862	2,525
Unicharm (Japan)	5,800	573
Wilmar International (Singapore)	456,101	1,881

		30,249

Energy — 5.4%
BG Group PLC (United Kingdom)	210,081	3,198
Cairn Energy PLC (United Kingdom)*	326,547	1,888
Cie Generale de Geophysique-Veritas (France)	31,126	700
ENI SpA (Italy)#	28,255	529
Paladin Energy (Australia)*	105,365	341

	Number of Shares	Value (000)

Petroleo Brasileiro SA, ADR (Brazil)	15,647	$485
Royal Dutch Shell PLC, Cl A (Netherlands)	23,253	610
Sasol (South Africa)	74,150	2,675
Suncor Energy (Canada)	13,900	424
Technip SA (France)	38,500	2,489
Thai Oil PCL (Thailand)	2,386,300	3,189
Total SA (France)#	19,396	898

		17,426

Financials — 14.3%
Anglo Irish Bank PLC (Ireland) (A) (B) (C)	435,474	–
AXA SA (France)	36,604	595
Azimut Holding SpA (Italy)	80,917	693
Banco Santander Brasil SA (Brazil)	48,300	501
Banco Santander SA (Spain)	104,694	1,053
Bank of Yokohama (Japan)	115,997	553
Barclays PLC (United Kingdom)	122,677	535
BlueBay Asset Management PLC (United Kingdom)	159,520	734
BNP Paribas (France)	19,231	1,090
Credit Agricole SA (France)#	24,751	266
Credit Suisse Group AG (Switzerland)	16,892	652
Deutsche Boerse AG (Germany)#	15,112	925
DnB NOR ASA (Norway)#	270,244	2,685
E-House China Holdings, ADR (China)#	156,136	2,275
Glorious Property Holdings (Hong Kong)	3,004,517	893
Hannover Rueckversicherung AG (Germany)#	65,500	2,804
HSBC Holdings PLC (United Kingdom)	158,610	1,430
IG Group Holdings PLC (United Kingdom)	263,332	1,439
Intesa Sanpaolo SpA (Italy)	24,132	63
Investor AB, Cl B (Sweden)	158,745	2,546
IRF European Finance Investments (United Kingdom) (B) (C)	284,500	370
KB Financial Group (South Korea)	8,933	361
KBC Groep NV (Belgium)	61,800	2,385
Lloyds Banking Group PLC (United Kingdom)*	2,847,949	2,304
Midland Holdings (Hong Kong)#	1,241,768	929
Mitsubishi Estate (Japan)	42,500	652
Mitsubishi UFJ Financial Group (Japan)	277,800	1,345
Muenchener Rueckversicherung AG (Germany)#	22,400	2,840
Nomura Holdings (Japan)	229,169	1,414
Prudential PLC (United Kingdom)#	131,271	1,023
Sony Financial Holdings (Japan)	236	793
Standard Chartered PLC (United Kingdom)#	87,530	2,059
State Bank of India, GDR (India)	38,500	3,721
Sumitomo Mitsui Financial Group (Japan)	7,622	227
Svenska Handelsbanken AB, Cl A (Sweden)#	120,200	2,903
UniCredit SpA (Italy)	318,805	661
Zurich Financial Services AG (Switzerland)	2,548	518

		46,237

Healthcare — 8.1%
Abcam PLC (United Kingdom)	52,743	1,006
Actelion (Switzerland)*#	25,160	908
Bayer AG (Germany)	13,808	773
Cie Generale d’Optique Essilor International SA (France)#	19,377	1,094
Cochlear (Australia)#	20,900	1,292
DiaSorin SpA (Italy)	44,490	1,640
Elekta AB, Cl B (Sweden)	49,016	1,176
Fresenius SE (Germany)	4,254	268
Novartis AG (Switzerland)	92,903	4,189

See Notes to Financial Statements.

58

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Healthcare — continued
Novo Nordisk A/S, ADR (Denmark)#	27,491	$2,112
QIAGEN NV (Netherlands)*#	47,398	999
Roche Holdings AG (Switzerland)	41,873	5,734
Sawai Pharmaceutical (Japan)#	14,640	1,186
Sonova Holding AG (Switzerland)	11,422	1,229
Teva Pharmaceutical Industries, ADR (Israel)	44,188	2,422

		26,028

Industrials — 14.9%
ABB (Switzerland)	17,467	297
ABB, ADR (Switzerland) (Switzerland)	105,982	1,803
Andritz AG (Austria)	49,900	2,732
AP Moller - Maersk A/S (Denmark)	76	564
BBA Aviation PLC (United Kingdom)	259,154	698
Brambles (Australia)#	156,429	861
Camillo Eitzen ASA (Norway)	167,583	284
Capita Group PLC (United Kingdom)	165,942	1,860
China High Speed Transmission Equipment Group (Hong Kong)#	785,416	1,795
China South Locomotive and Rolling Stock (China)	527,961	357
Daikin Industries (Japan)	8,000	267
Demag Cranes AG (Germany)	31,639	992
European Aeronautic Defence and Space (Netherlands)	28,575	558
Experian PLC (Ireland)	11,087	99
Fanuc (Japan)	17,135	1,799
G4S PLC (Copenhagen Exchange) (United Kingdom)	46,767	176
G4S PLC (London Exchange) (United Kingdom)	102,785	388
Hyflux (Singapore)#	427,959	860
Iino Kaiun Kaisha (Japan)#	422,000	2,239
Intertek Group PLC (United Kingdom)	49,555	1,013
Kone Oyj, Cl B (Finland)	75,500	2,939
Konecranes Oyj (Finland)	86,782	2,289
Koninklijke Philips Electronics NV (Netherlands)	37,084	1,099
Midas Holdings (Singapore)#	1,522,071	977
Mitsubishi (Japan)	90,445	2,037
Mitsubishi Heavy Industries (Japan)	79,000	287
Nidec (Japan)#	16,747	1,523
Nippon Yusen KK (Japan)	740,000	2,643
Rational AG (Germany)	6,720	1,036
Ryanair Holdings PLC, ADR (Ireland)	12,233	288
Schneider Electric SA (France)	7,512	740
Seek (Australia)	79,952	500
Siemens AG (Germany)	16,791	1,511
Tognum AG (Germany)#	167,600	3,035
Trevi Finanziaria SpA (Italy)	179,741	2,691
Ultra Electronics Holdings PLC (United Kingdom)	36,714	828
Vinci SA (France)	11,110	496
YIT Oyj (Finland)	91,799	1,635
Zhuzhou CSR Times Electric (China)	855,509	1,682

		47,878

Information Technology — 9.8%
ARM Holdings PLC, ADR (United Kingdom)#	185,937	1,997
Autonomy PLC (United Kingdom)*	117,836	2,967
Axis Communications AB (Sweden)	60,687	853
Canon, ADR (Japan)#	39,490	1,614

	Number of Shares	Value (000)

Cap Gemini SA (France)#	12,919	$585
Gree (Japan)	19,126	1,207
Ibiden (Japan)	36,200	1,089
Infosys Technologies, ADR (India)	19,100	1,099
Kakaku.com (Japan)#	259	976
Nintendo (Japan)	800	233
Nokia Oyj (Finland)	23,588	237
Opera Software ASA (Norway)#	265,537	927
Research In Motion (Canada)*	11,961	725
Samsung Electronics (South Korea)	5,940	3,844
SAP AG (Germany)#	10,058	426
SAP AG, ADR (Germany)#	38,470	1,632
Taiwan Semiconductor Manufacturing, ADR (Taiwan)	181,502	1,770
Telefonaktiebolaget LM Ericsson (Sweden)	46,008	462
Temenos Group AG (Switzerland)#	110,727	2,587
Tencent Holdings (China)	149,370	2,858
Wincor Nixdorf AG (Germany)	31,950	1,890
Wirecard AG (Germany)#	152,212	1,562

		31,540

Materials — 14.9%
Antofagasta PLC (United Kingdom)	109,911	1,395
BASF (Germany)	50,600	2,663
BHP Billiton PLC (United Kingdom)	57,956	1,585
BHP Billiton, ADR (Australia)	99,736	6,467
CRH PLC (Ireland)	160,163	3,562
Hidili Industry International Development (China)	1,281,666	1,149
Imerys SA (France)	26,535	1,357
Kinross Gold (Canada)	10,889	188
Kuraray (Japan)	123,371	1,507
Linde AG (Germany)	9,679	992
Methanex (Canada)#	134,900	2,830
Metorex (South Africa)*	1,225,612	587
Potash of Saskatchewan (Canada)	11,471	1,145
Real Gold Mining (China)*#	979,922	1,577
Rio Tinto PLC (United Kingdom)	22,459	1,031
Showa Denko KK (Japan)	1,381,000	2,718
Smurfit Kappa Group PLC (Ireland)*	390,700	2,985
Sociedad Quimica y Minera de Chile SA, ADR (Chile)#	6,871	231
Solvay SA (Belgium)#	30,699	2,668
Sumitomo Metal Industries (Japan)	427,000	1,065
Symrise AG (Germany)	158,830	3,269
Syngenta AG (Switzerland)	2,580	569
Syngenta AG, ADR (Switzerland)	58,340	2,572
Taiyo Nippon Sanso (Japan)	47,994	376
ThyssenKrupp AG (Germany)	11,000	298
Vale SA, ADR (Brazil)	123,884	3,270

		48,056

Telecommunication Services — 2.8%
America Movil SAB de CV, ADR (Mexico)	4,565	216
China Mobile (Hong Kong)	18,598	174
France Telecom SA (France)	14,280	270
Jupiter Telecommunications (Japan)	693	663
KDDI (Japan)	419	1,913
Mobile Telesystems OJSC, ADR (Russia)	16,395	315
MTN Group (South Africa)	40,677	569
SK Telecom (South Korea)	20,200	2,688
Telefonica SA (Spain)	43,849	833

See Notes to Financial Statements.

59

PNC International Equity Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Telecommunication Services — continued
TPG Telecom (Australia)	276,460	$480
Vivo Participacoes SA, ADR (Brazil)	18,799	514
Vodafone Group PLC (United Kingdom)	252,095	499

		9,134

Utilities — 2.2%
Centrica PLC (United Kingdom)	307,431	1,214
E.ON AG (Germany)	18,025	546
Iberdrola SA (Spain)	48,668	323
Kansai Electric Power (Japan)	103,000	2,355
National Grid PLC (United Kingdom)	91,630	661
Red Electrica SA (Spain)#	43,340	1,700
Veolia Environnement (France)	16,014	410

		7,209

Total Foreign Common Stocks (Cost $338,637)		303,856

EXCHANGE TRADED FUND — 0.6% iShares MSCI EAFE Index Fund	39,126	1,890

Total Exchange Traded Fund (Cost $1,812)		1,890

FOREIGN RIGHTS — 0.0%
Utilities — 0.0%
National Grid PLC (United Kingdom)	36,652	73

Total Foreign Rights (Cost $0)		73

AFFILIATED MONEY MARKET FUND — 4.8%
PNC Advantage Institutional Money Market Fund, Class I†	15,330,853	15,331

Total Affiliated Money Market Fund (Cost $15,331)		15,331

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.6% (Cost $355,780)		321,150
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 14.3%
Affiliated Money Market Fund — 14.3%
Institutional Money Market Trust†	46,041,670	46,042
(Cost $46,042)‡
TOTAL INVESTMENTS — 113.9%
(Cost $401,822)**		367,192
Other Assets & Liabilities – (13.9)%		(44,762)
TOTAL NET ASSETS — 100.0%		$322,430

*  Non-income producing security

**  Aggregate cost for Federal income tax purposes is (000) $404,617.

Gross unrealized appreciation (000)	$31,101
Gross unrealized depreciation (000)	(68,527)

Net unrealized depreciation (000)	$(37,426)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 43,859.
‡	See Note 8 in Notes to Financial Statements.
(A)	Value is less than $500.
(B)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(C)	Illiquid Security. Total market value of illiquid securities is (000) $370 and represents 0.1% of net assets as of May 31, 2010.

Please see Investment Abbreviations and Definitions on Page 92.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

DAX Index Future	14	$2,736	06/21/10	$(120)

Nikkei 225®	56	6,525	06/11/10	(465)

		$9,261		$(585)

Cash in the amount of $439,947 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

60

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$15,331	$ –	$ –	$ 15,331
Exchange Traded Fund	1,890	–	–	1,890
Foreign Common Stocks	48,635	254,851	370	303,856
Foreign Rights	73	–	–	73
Short Term Investments Purchased
With Collateral From Securities
Loaned	–	46,042	–	46,042

Total Assets - Investments in Securities	$65,929	$300,893	$370	$367,192

Other Financial Instruments
Futures Contracts	$ (585)	$ –	$ –	$ (585)

Total Assets - Other Financial Instruments	$ (585)	$ –	$ –	$ (585)

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

	Foreign Common Stock (000)

Balance, 05/31/09	$ 268
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation
(depreciation)	1,043
Net Purchases/Sales	(1,405)
Transfers in and/or out of Level 3	464

Balance, 05/31/10	$ 370

See Notes to Financial Statements.

61

PNC International Equity Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

At May 31, 2010, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)

Foreign Common Stocks and Rights

United Kingdom	17.4%	$56,134

Japan	13.9	44,808

Germany	9.2	29,648

Switzerland	8.2	26,356

Sweden	5.1	16,400

France	5.0	16,186

China	3.3	10,772

Australia	3.1	9,941

Ireland	2.9	9,370

Finland	2.2	7,100

South Korea	2.1	6,894

Hong Kong	2.0	6,462

Italy	1.9	6,278

Canada	1.9	6,009

Belgium	1.8	5,838

Netherlands	1.6	5,319

India	1.5	4,819

Brazil	1.5	4,770

Spain	1.2	3,909

Norway	1.2	3,896

South Africa	1.2	3,830

Singapore	1.2	3,718

Thailand	1.0	3,189

Austria	0.8	2,732

Denmark	0.8	2,675

Israel	0.8	2,422

Taiwan	0.5	1,770

Portugal	0.3	978

Luxembourg	0.3	810

Russia	0.1	315

Chile	0.1	231

Mexico	0.1	216

Greece	0.0	134

Total Foreign Common Stocks and Rights	94.2	303,929

Exchange Traded Fund	0.6	1,890

Affiliated Money Market Fund	4.8	15,331

Total Investments Before Collateral for Loaned Securities	99.6	321,150
Short Term Investments Held as Collateral for Loaned Securities	14.3	46,042

Total Investments	113.9	367,192

Other Assets and Liabilities	(13.9)	(44,762)

Net Assets	100.0%	$322,430

See Notes to Financial Statements.

62

PNC Large Cap Core Equity Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — 98.1%
Consumer Discretionary — 12.5%
Amazon.com*#	1,488	$187
Coach#	6,384	262
Dollar Tree*#	3,275	205
Ford Motor*#	14,902	175
Johnson Controls	9,140	261
Limited Brands	9,720	242
Mattel	11,330	245
Ross Stores#	3,720	195
Starbucks*	7,480	194
Viacom, Cl B*	6,444	216

		2,182

Consumer Staples — 10.0%
General Mills	4,299	306
Hershey	4,280	200
J.M. Smucker	3,788	209
PepsiCo	5,428	342
Procter & Gamble	6,654	407
Wal-Mart Stores	5,524	279

		1,743

Energy — 9.1%
Apache	3,758	337
ExxonMobil	7,697	465
Hess	2,760	147
Noble (Switzerland)	5,667	165
Occidental Petroleum	4,110	339
Schlumberger (Netherland)	2,373	133

		1,586

Financials — 15.0%
American Express	4,233	169
Ameriprise Financial	4,575	182
Bank of America	15,175	239
Capital One Financial#	6,598	273
Chubb	3,711	186
Citigroup*	66,730	264
Equity Residential REIT	3,740	169
JPMorgan Chase	11,930	472
MetLife	3,720	151
T. Rowe Price Group#	3,720	184
Wells Fargo	11,712	336

		2,625

Healthcare — 10.9%
Allergan	4,110	247
AmerisourceBergen#	8,914	279
Amgen*	2,335	121
Covidien PLC (Ireland)	5,448	231
Johnson & Johnson	3,749	218
Merck	4,621	156
Pfizer	16,381	249
Shire PLC, ADR (United Kingdom)	2,971	182
UnitedHealth Group	7,630	222

		1,905

Industrials — 12.0%
3M	3,313	263
Cooper Industries PLC, Cl A	4,546	214
Cummins	3,949	268
Emerson Electric	3,722	173

	Number of Shares	Value (000)

General Electric	15,974	$261
Parker Hannifin	2,981	183
Rockwell Automation#	4,499	240
Union Pacific	3,345	239
United Technologies	3,910	264

		2,105

Information Technology — 20.6%
Apple*	2,704	695
Broadcom, Cl A#	6,274	217
Cisco Systems*	12,339	286
Dolby Laboratories, Cl A*	4,319	285
eBay*	9,416	202
EMC*	13,563	253
Google, Cl A*	749	363
Intel	10,023	215
International Business Machines	2,686	336
Microsoft	17,340	447
Oracle	13,913	314

		3,613

Materials — 2.9%
Celanese, Series A	5,685	163
Freeport-McMoRan Copper & Gold	2,373	166
PPG Industries	2,774	178

		507

Telecommunication Services — 2.4%
AT&T	9,196	223
CenturyTel#	5,640	194

		417

Utilities — 2.7%
American Electric Power	6,378	204
Wisconsin Energy	5,400	264

		468

Total Common Stocks (Cost $16,251)		17,151

EXCHANGE TRADED FUND — 1.6%
SPDR S&P 500 ETF Trust#	2,501	274

Total Exchange Traded Fund (Cost $291)		274

AFFILIATED MONEY MARKET FUND — 0.2%
PNC Advantage Institutional Money Market Fund, Class I†	45,106	45

Total Affiliated Money Market Fund (Cost $45)		45

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.9% (Cost $16,587)		17,470

See Notes to Financial Statements.

63

PNC Large Cap Core Equity Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 13.7%
Money Market Funds — 3.0%
Fidelity Institutional Prime Money Market Fund	332,582	$333
Merrill Lynch Select Institutional Fund	105,331	105
RBC Prime Money Market Fund	90,739	91

		529

	Par (000)
Repurchase Agreements — 10.7%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $554,315, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $565,389)	$554	554
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $628,224, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $640,774)	628	628
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $554,315, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $565,390)	554	554
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $128,530, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $131,098)	129	129

		1,865

Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $2,394)‡		2,394

TOTAL INVESTMENTS — 113.6%
(Cost $18,981)**		19,864
Other Assets & Liabilities – (13.6)%		(2,384)
TOTAL NET ASSETS — 100.0%		$17,480

*  Non-income producing security

**  Aggregate cost for Federal income tax purposes is (000) $19,123.

Gross unrealized appreciation (000)	$1,554
Gross unrealized depreciation (000)	(813)

Net unrealized appreciation (000)	$741

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 2,336.
‡	See Note 8 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 92.

See Notes to Financial Statements.

64

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$ 45	$ –	$–	$ 45

Common Stocks	17,151	–	–	17,151

Exchange Traded Fund	274	–	–	274

Short Term Investments Purchased With Collateral From Securities Loaned	529	1,865	–	2,394

Total Assets – Investments in Securities	$17,999	$1,865	$–	$19,864

See Notes to Financial Statements.

65

PNC Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — 97.6%
Consumer Discretionary — 12.8%
Amazon.com*#	14,699	$ 1,844
Chipotle Mexican Grill*#	14,430	2,053
Coach	41,420	1,703
McDonald’s	23,832	1,594
Ross Stores#	28,631	1,500
Starbucks*	44,070	1,141
Tiffany#	34,051	1,547
Viacom, Cl B*	49,730	1,671
Wynn Resorts*	15,030	1,261

		14,314

Consumer Staples — 14.2%
Coca-Cola	30,636	1,575
Colgate-Palmolive	19,119	1,493
General Mills	32,012	2,280
Hershey	23,870	1,117
PepsiCo	27,914	1,756
Philip Morris International	67,582	2,982
Procter & Gamble	34,574	2,112
Wal-Mart Stores	49,248	2,490

		15,805

Energy — 3.1%
Core Laboratories NV (Netherlands)#	10,914	1,484
ExxonMobil	19,836	1,199
Noble (Switzerland)	27,914	812

		3,495

Financials — 3.9%
IntercontinentalExchange	9,660	1,122
Public Storage REIT	11,610	1,076
T. Rowe Price Group#	25,553	1,265
Wells Fargo	32,695	938

		4,401

Healthcare — 15.0%
Abbott Laboratories	44,563	2,119
Allergan	18,958	1,141
AmerisourceBergen	64,791	2,027
Amgen*	17,483	905
Bristol-Myers Squibb	51,086	1,186
Celgene*	31,329	1,653
Johnson & Johnson	17,886	1,043
Medtronic	32,012	1,254
Merck	29,953	1,009
St. Jude Medical*	33,450	1,249
Stryker	32,374	1,717
Thermo Fisher Scientific*	27,221	1,417

		16,720

Industrials — 11.6%
3M	33,838	2,684
Cummins	24,967	1,697
Emerson Electric	35,407	1,644
Kansas City Southern*#	44,274	1,690
Parker Hannifin	25,531	1,569
Rockwell Automation	31,323	1,674
United Technologies	29,953	2,018

		12,976

	Number of Shares	Value (000)
Information Technology — 33.9%
Akamai Technologies*#	27,950	$ 1,110
Apple*	23,538	6,053
Broadcom, Cl A	37,456	1,293
Cisco Systems*	173,709	4,023
Corning	98,883	1,724
Cree*#	17,015	1,129
Dolby Laboratories, Cl A*	20,245	1,336
EMC*	67,449	1,256
Google, Cl A*	5,610	2,722
Hewlett-Packard	20,411	939
Intel	115,110	2,466
International Business Machines	35,311	4,423
Marvell Technology Group (Bermuda)*	60,059	1,140
Microsoft	171,680	4,429
Oracle	73,576	1,661
Visa, Cl A#	15,845	1,148
Western Digital*	27,914	972

		37,824

Materials — 3.1%
Celanese, Series A	40,861	1,171
Cliffs Natural Resources	21,764	1,216
Freeport-McMoRan Copper & Gold	15,318	1,073

		3,460

Total Common Stocks (Cost $101,285)		108,995

AFFILIATED MONEY MARKET FUND — 2.3%
PNC Advantage Institutional Money Market Fund, Class I†	2,536,901	2,537

Total Affiliated Money Market Fund (Cost $2,537)		2,537

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.9% (Cost $103,822)		111,532

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 11.4%
Money Market Funds — 2.5%
Fidelity Institutional Prime Money Market Fund	1,768,084	1,768
Merrill Lynch Select Institutional Fund	559,965	560
RBC Prime Money Market Fund	482,390	482

		2,810

	Par (000)
Repurchase Agreements — 8.9%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $2,946,873, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $3,005,744)	$2,947	2,947
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,339,789, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $3,406,510)	3,340	3,340

See Notes to Financial Statements.

66

	Par (000)	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — continued
Repurchase Agreements — continued
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $2,946,873, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $3,005,748)	$2,947	$2,947
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $683,297, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $696,948)	683	683

		9,917

Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $12,727)‡		12,727

TOTAL INVESTMENTS — 111.3% (Cost $116,549)**		124,259
Other Assets & Liabilities – (11.3)%		(12,659)
TOTAL NET ASSETS — 100.0%		$111,600

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $116,654.

Gross unrealized appreciation (000)	$11,138
Gross unrealized depreciation (000)	(3,533)

Net unrealized appreciation (000)	$7,605

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 12,433.
‡	See Note 8 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 92.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500® Composite Index	8	$2,145	06/18/10	$32

Cash in the amount of $180,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

67

PNC Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$ 2,537	$ –	$–	$ 2,537
Common Stocks	108,995	–	–	108,995
Short Term Investments Purchased With Collateral From Securities Loaned	2,810	9,917	–	12,727

Total Assets – Investments in Securities	$114,342	$9,917	$–	$124,259

Other Financial Instruments

Futures Contracts	$ 32	$ –	$–	$ 32

Total Assets - Other Financial Instruments	$ 32	$ –	$–	$ 32

See Notes to Financial Statements.

68

PNC Large Cap Value Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — 96.7%
Consumer Discretionary — 7.7%
Cablevision Systems	102,805	$ 2,551
Goodyear Tire & Rubber*	248,115	2,952
JC Penney#	135,161	3,716
Time Warner	152,736	4,733
Time Warner Cable#	80,726	4,418

		18,370

Consumer Staples — 8.0%
Campbell Soup#	75,217	2,693
General Mills	51,660	3,680
Lorillard	62,276	4,452
Procter & Gamble	72,920	4,455
Wal-Mart Stores	74,775	3,781

		19,061

Energy — 18.0%
Anadarko Petroleum	49,102	2,569
Apache	29,754	2,664
Chevron	139,757	10,324
ConocoPhillips	129,881	6,736
Ensco International PLC, ADR (United Kingdom)	82,300	3,078
ExxonMobil	115,607	6,990
Nabors Industries (Bermuda)*	157,505	2,997
National Oilwell Varco	121,502	4,633
Transocean (Switzerland)*	30,216	1,715
Valero Energy	68,925	1,288

		42,994

Financials — 24.0%
Allstate	99,625	3,052
Bank of America	586,214	9,227
BB&T#	82,730	2,502
Blackstone Group LP	135,250	1,440
Chubb	37,539	1,886
Discover Financial Services	170,775	2,297
Goldman Sachs Group	35,643	5,142
Invesco (Bermuda)#	133,415	2,476
JPMorgan Chase	239,146	9,465
Lincoln National#	110,034	2,911
Morgan Stanley	124,154	3,366
NASDAQ OMX Group*	90,858	1,689
State Street	79,895	3,050
Travelers	63,273	3,130
Wells Fargo	200,689	5,758

		57,391

Healthcare — 9.3%
Baxter International	75,716	3,197
Merck	198,385	6,684
Pfizer	627,569	9,558
UnitedHealth Group	94,150	2,737

		22,176

Industrials — 11.5%
ABB, ADR (Switzerland)	95,908	1,631
Avery Dennison#	41,485	1,418
Caterpillar#	37,705	2,291
General Electric	681,326	11,140
Illinois Tool Works	93,130	4,324

	Number of Shares	Value (000)
Lockheed Martin	31,183	$ 2,492
McDermott International (Panama)*	194,463	4,313

		27,609

Information Technology — 6.2%
International Business Machines	11,570	1,449
Mastercard, Cl A#	16,240	3,277
Microsoft	163,868	4,228
Symantec*	186,595	2,644
Yahoo!*	206,373	3,166

		14,764

Materials — 2.1%
Barrick Gold (Canada)	27,662	1,164
E.I. DuPont de Nemours	33,329	1,206
PPG Industries	41,735	2,674

		5,044

Telecommunication Services — 4.4%
AT&T	272,990	6,634
Verizon Communications	142,747	3,928

		10,562

Utilities — 5.5%
Exelon	113,064	4,364
NextEra Energy#	93,885	4,688
NRG Energy*#	175,954	4,108

		13,160
Total Common Stocks (Cost $256,359)		231,131

AFFILIATED MONEY MARKET FUND — 3.1%
PNC Advantage Institutional Money Market Fund, Class I†	7,476,356	7,476
Total Affiliated Money Market Fund (Cost $7,476)		7,476
Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.8% (Cost $263,835)		238,607

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 8.7%
Money Market Funds — 1.9%
Fidelity Institutional Prime Money Market Fund	2,905,282	2,905
Merrill Lynch Select Institutional Fund	920,124	920
RBC Prime Money Market Fund	792,654	793

		4,618

	Par (000)
Repurchase Agreements — 6.8%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $4,842,245, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $4,938,981)	$4,842	4,842

See Notes to Financial Statements.

69

PNC Large Cap Value Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — continued
Repurchase Agreements — continued
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $5,487,878, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $5,597,512)	$5,488	$ 5,488
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $4,842,245, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $4,938,988)	4,842	4,842
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $1,122,781, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $1,145,211)	1,123	1,123

		16,295

Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $20,913)‡		20,913

TOTAL INVESTMENTS — 108.5% (Cost $284,748)**		259,520
Other Assets & Liabilities – (8.5)%		(20,321)
TOTAL NET ASSETS — 100.0%		$239,199

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $285,824.

Gross unrealized appreciation (000)	$10,295
Gross unrealized depreciation (000)	(36,599)

Net unrealized depreciation (000)	$(26,304)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 20,446.
‡	See Note 8 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 92.

See Notes to Financial Statements.

70

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$ 7,476	$ –	$–	$ 7,476
Common Stocks	231,131	–	–	231,131
Short Term Investments Purchased With Collateral From Securities Loaned	4,618	16,295	–	20,913

Total Assets – Investments in Securities	$243,225	$16,295	$–	$259,520

See Notes to Financial Statements.

71

PNC Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — 98.2%
Consumer Discretionary — 7.3%
Abercrombie & Fitch, Cl A	121,845	$ 4,366
Apollo Group, Cl A*	25,301	1,345
Hasbro#	65,931	2,647
Jos. A. Bank Clothiers*#	15,415	935

		9,293

Consumer Staples — 14.1%
Campbell Soup#	95,198	3,409
Hormel Foods#	47,409	1,887
J.M. Smucker	31,648	1,747
Kroger	162,750	3,276
Molson Coors Brewing, Cl B#	76,874	3,155
Safeway#	198,136	4,387

		17,861

Energy — 14.9%
Arch Coal#	181,190	3,905
Baker Hughes	29,582	1,128
Frontier Oil#	192,110	2,672
Noble (Switzerland)	136,593	3,971
Penn Virginia	93,450	2,045
Sunoco#	171,470	5,122

		18,843

Financials — 27.3%
Assurant	137,933	4,786
Chubb	42,710	2,146
Cincinnati Financial#	112,310	3,054
Everest Re Group (Bermuda)	55,037	4,000
Investment Technology Group*	300,720	5,070
Loews	47,872	1,556
Northern Trust#	79,090	4,019
PartnerRe (Bermuda)	44,770	3,266
People’s United Financial	64,189	897
Reinsurance Group of America#	68,794	3,231
Transatlantic Holdings	54,450	2,561

		34,586

Healthcare — 5.3%
Coventry Health Care*	30,820	638
Genzyme*	36,003	1,751
St. Jude Medical*	117,215	4,377

		6,766

Industrials — 6.9%
Esterline Technologies*	50,890	2,731
Southwest Airlines#	190,570	2,371
Spirit Aerosystems Holdings, Cl A*	183,030	3,565

		8,667

Information Technology — 12.6%
Ingram Micro, Cl A*	180,309	3,058
Maxim Integrated Products#	84,650	1,503
Symantec*	197,349	2,797
Synopsys*#	75,444	1,616
Verigy (Singapore)*	281,210	2,857
Western Union	255,421	4,077

		15,908

	Number of Shares	Value (000)
Utilities — 9.8%
Edison International	144,990	$ 4,692
Mirant*#	150,100	1,864
PG&E#	89,600	3,718
Xcel Energy#	105,607	2,164

		12,438
Total Common Stocks (Cost $131,748)		124,362

AFFILIATED MONEY MARKET FUND — 2.3%
PNC Advantage Institutional Money Market Fund, Class I†	2,892,835	2,893

Total Affiliated Money Market Fund (Cost $2,893)		2,893

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 100.5% (Cost $134,641)		127,255

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 33.0%
Money Market Funds — 7.3%
Fidelity Institutional Prime Money Market Fund	5,804,165	5,804
Merrill Lynch Select Institutional Fund	1,838,222	1,838
RBC Prime Money Market Fund	1,583,562	1,584

		9,226

	Par (000)
Repurchase Agreements — 25.7%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $9,673,823, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $9,867,081)	$ 9,674	9,674
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $10,963,666, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $11,182,692)	10,963	10,963
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $9,673,823, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $9,867,095)	9,674	9,674
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $2,243,088, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $2,287,900)	2,243	2,243

		32,554

Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $41,780)‡		41,780
TOTAL INVESTMENTS — 133.5% (Cost $176,421)**		169,035

See Notes to Financial Statements.

72

Value (000)
Other Assets & Liabilities – (33.5)%	$(42,395)
TOTAL NET ASSETS — 100.0%	$126,640

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $179,718.

Gross unrealized appreciation (000)	$7,292
Gross unrealized depreciation (000)	(17,975)

Net unrealized depreciation (000)	$(10,683)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 40,745.
‡	See Note 8 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 92.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 2,893	$ –	$–	$ 2,893

Common Stocks	124,362	–	–	124,362

Short Term Investments Purchased With Collateral From Securities Loaned	9,226	32,554	–	41,780

Total Assets – Investments in Securities	$136,481	$32,554	$–	$169,035

See Notes to Financial Statements.

73

PNC Multi-Factor Small Cap Core Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — 99.3%
Consumer Discretionary — 16.1%
Aaron’s#	4,570	$ 91
Capella Education*	3,339	287
Cheesecake Factory (The)*#	11,014	281
Chico’s FAS	7,355	90
Core-Mark Holding*	4,442	120
Cracker Barrel Old Country Store	3,136	156
Dress Barn*#	10,712	293
DSW, Cl A*#	10,276	297
Helen of Troy (Bermuda)*	4,065	105
Isle of Capri Casinos*#	11,247	112
MarineMax*	12,248	124
National CineMedia	10,255	179
National Presto Industries	1,328	129
Retail Ventures*	13,032	131
Steiner Leisure (Bahamas)*	5,435	226
Wendy’s/Arby’s Group, Cl A	41,867	189
Wolverine World Wide	5,698	164

		2,974

Consumer Staples — 5.5%
Boston Beer, Cl A*	1,667	110
Cresud S.A.C.I.F. y A., ADR (Argentina)	18,454	225
Diamond Foods#	4,459	185
Nash Finch	3,563	129
Prestige Brands Holdings*	20,734	160
Universal#	5,333	218

		1,027

Energy — 3.8%
Calumet Specialty Products Partners LP#	3,796	68
Complete Production Services*	6,996	91
Exterran Holdings*#	6,496	166
Genesis Energy LP#	9,650	171
Lufkin Industries	1,306	104
T-3 Energy Services*	3,954	105

		705

Financials — 16.6%
AMERISAFE*	5,073	86
Anworth Mortgage Asset REIT#	12,664	86
Ashford Hospitality Trust REIT*#	35,199	280
Banco Macro SA, ADR (Argentina)#	2,596	71
eHealth*	9,561	126
Flagstone Reinsurance Holdings SA (Bermuda)	22,518	266
Fulton Financial	13,671	136
Getty Realty REIT	4,793	107
Great Southern Bancorp#	9,383	232
Grupo Financiero Galicia SA, ADR (Argentina)#	32,744	182
Home Properties REIT	2,153	105
LTC Properties REIT	3,881	100
Maiden Holdings (Bermuda)	10,975	76
Meadowbrook Insurance Group#	33,839	294
Oppenheimer Holdings#	5,882	164
PHH*	8,462	186
Prosperity Bancshares#	7,287	263
Signature Bank*	2,232	84
UMB Financial	3,432	134
Wintrust Financial#	2,620	93

		3,071

	Number of Shares	Value (000)

Healthcare — 16.2%
American Medical Systems Holdings*#	5,243	$ 118
AmSurg*	4,962	98
Angiodynamics*#	5,673	84
Atrion#	1,134	155
Catalyst Health Solutions*	5,569	213
Harvard Bioscience*	64,303	235
Healthsouth*#	4,048	80
Healthspring*#	6,814	118
HMS Holdings*#	2,657	144
Invacare#	8,634	206
inVentiv Health*#	11,556	289
Kindred Healthcare*	12,001	186
Medicis Pharmaceutical, Cl A	4,340	101
Nabi Biopharmaceuticals*	25,135	137
Neogen*#	4,695	121
Par Pharmaceutical*#	10,369	288
Sirona Dental Systems*#	2,793	99
Skilled Healthcare Group, Cl A*	23,897	197
Universal American*#	8,444	123

		2,992

Industrials — 13.1%
Alamo Group	7,651	178
Alaska Air Group*#	3,300	154
Applied Signal Technology#	4,505	79
China Yuchai International (Singapore)*#	5,062	81
Copa Holdings SA, Cl A (Panama)*	1,427	73
EnergySolutions	18,530	116
EnerSys*#	3,554	80
Gardner Denver#	3,881	177
Hawaiian Holdings*#	12,318	88
Lennox International	3,481	156
M&F Worldwide*	6,738	210
MasTec*#	9,729	113
Quanex Building Products	13,593	271
SYKES Enterprises*#	5,457	94
United Stationers*	1,633	95
UTiWorldwide (British Virgin Islands)*	6,814	98
VSE	4,678	179
Watts Water Technologies, Cl A	5,339	173

		2,415

Information Technology — 18.1%
3PAR#	10,474	111
Acme Packet*	10,855	318
Atheros Communications*	3,318	113
Benchmark Electronics*	15,302	283
Blue Coat Systems*#	3,601	77
Bottomline Technologies*	8,574	140
Cirrus Logic*	15,572	221
Concur Technologies*#	3,666	155
ePlus*	5,698	100
Lawson Software*#	40,108	331
MAXIMUS	3,136	188
Mellanox Technologies (Israel)*	10,065	234
Netgear*#	3,954	90
Patni Computer Systems, ADR (India)#	6,619	174
Plantronics#	4,413	132
Rackspace Hosting*#	8,918	157
Skyworks Solutions*#	6,500	104
TeleTech Holdings*	5,855	76
Tyler Technologies*#	7,904	128

See Notes to Financial Statements.

74

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — continued
Viasat*#	3,003	$ 96
Xyratex (Bermuda)*	6,624	108

		3,336

Materials — 6.5%
Balchem#	3,631	88
Boise*#	16,901	104
Clearwater Paper*	1,938	119
Innophos Holdings#	6,436	184
Omnova Solutions*	38,521	309
Silgan Holdings#	8,474	242
Stepan#	2,100	151

		1,197

Utilities — 3.4%
Avista#	7,540	146
Nicor#	4,701	190
NorthWestern#	11,014	290

		626

Total Common Stocks (Cost $15,289)		18,343
AFFILIATED MONEY MARKET FUND — 6.1%
PNC Advantage Institutional Money Market Fund, Class I†	1,126,584	1,127

Total Affiliated Money Market Fund (Cost $1,127)		1,127

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 105.4% (Cost $16,416)		19,470

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 44.9%
Money Market Funds — 9.9%
Fidelity Institutional Prime Money Market Fund	1,152,458	1,153
Merrill Lynch Select Institutional Fund	364,992	365
RBC Prime Money Market Fund	314,428	314

		1,832

	Par (000)
Repurchase Agreements — 35.0%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $1,920,807, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $1,959,180)	$1,921	1,921
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $2,176,914, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $2,220,404)	2,177	2,177

	Par (000)	Value (000)
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $1,920,807, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $1,959,182)	$1,921	$1,921
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $445,381, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $454,279)	445	445

		6,464

Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $8,296)‡		8,296

TOTAL INVESTMENTS — 150.3% (Cost $24,712)**		27,766
Other Assets & Liabilities – (50.3)%		(9,295)
TOTAL NET ASSETS — 100.0%		$18,471

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $24,806.

Gross unrealized appreciation (000)	$3,514
Gross unrealized depreciation (000)	(554)

Net unrealized appreciation (000)	$2,960

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 8,064.
‡	See Note 8 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 92.

See Notes to Financial Statements.

75

PNC Multi-Factor Small Cap Core Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 1,127	$ –	$–	$ 1,127

Common Stocks	18,343	–	–	18,343

Short Term Investments Purchased With Collateral From Securities Loaned	1,832	6,464	–	8,296

Total Assets – Investments in Securities	$21,302	$6,464	$–	$27,766

See Notes to Financial Statements.

76

PNC Multi-Factor Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — 97.3%
Consumer Discretionary — 18.8%
Aaron’s#	15,750	$ 315
Buffalo Wild Wings*#	8,644	319
California Pizza Kitchen*#	17,500	319
Carmike Cinemas*	13,701	152
Carter’s*	13,100	400
Cheesecake Factory (The)*#	9,405	240
Citi Trends*	5,589	190
DSW, Cl A*#	14,583	421
Fossil*#	4,100	154
Jo-Ann Stores*	4,100	187
Monro Muffler Brake#	9,911	390
PetMed Express#	10,400	205
PF Chang’s China Bistro#	5,854	255
Polaris Industries	4,277	251
Retail Ventures*	34,400	346
Sally Beauty Holdings*	30,184	284
Unifirst	8,411	379
Wolverine World Wide	5,000	144
World Wrestling Entertainment, Cl A#	14,300	237

		5,188

Consumer Staples — 2.4%
Cresud S.A.C.I.F. y A., ADR (Argentina)	9,198	112
Nu Skin Enterprises, Cl A#	9,845	283
Universal#	6,900	282

		677

Energy — 5.8%
Clayton Williams Energy*#	5,900	268
Core Laboratories NV (Netherlands)#	1,800	245
Duncan Energy Partners LP#	15,644	396
EV Energy Partner LP#	13,100	383
Natural Gas Services Group*#	13,000	209
Willbros Group*	10,300	96

		1,597

Financials — 6.1%
Allied World Assurance Holdings (Bermuda)	6,820	306
Alterra Capital Holdings (Bermuda)*	11,000	206
Ashford Hospitality Trust REIT*#	50,576	402
Credit Acceptance*#	6,900	329
First Cash Financial Services*	15,935	335
Prosperity Bancshares#	3,300	119

		1,697

Healthcare — 25.2%
American Medical Systems Holdings*#	13,000	293
AMERIGROUP*#	4,081	146
Assisted Living Concepts, Cl A*	4,066	135
Atrion#	2,097	286
Cambrex*	40,500	169
Cantel Medical	18,815	322
Cardiome Pharma (Canada)*	39,973	338
Catalyst Health Solutions*	7,740	296
Cubist Pharmaceuticals*#	11,149	240
Eclipsys*#	11,900	228
Haemonetics*#	6,000	324
Harvard Bioscience*	112,630	411
Hi-Tech Pharmacal*#	6,359	146
ICON PLC, ADR#	7,866	219
Impax Laboratories*	7,723	163

	Number of Shares	Value (000)

Integra LifeSciences Holdings*#	3,417	$ 135
Landauer#	4,400	268
Lincare Holdings*#	9,211	431
Medicis Pharmaceutical, Cl A	15,672	363
Owens & Minor	7,185	215
Par Pharmaceutical*#	6,440	179
PharMerica*	22,966	377
QLT (Canada)#	60,400	360
STERIS#	6,880	219
US Physical Therapy*	25,564	427
Young Innovations	11,149	270

		6,960

Industrials — 12.9%
China Yuchai International (Singapore)*#	16,100	257
Consolidated Graphics*	4,200	193
Copa Holdings SA, Cl A (Panama)*	2,800	143
Corporate Executive Board (The)	8,758	284
EMCOR Group*	16,100	402
EnerSys*#	15,190	342
Gardner Denver#	6,278	286
Genco Shipping & Trading*#	6,840	130
GenCorp*#	25,993	135
GrafTech International*	12,298	204
Herman Miller	14,179	272
Insituform Technologies, Cl A*	6,009	123
Seaboard	200	285
Teledyne Technologies*	6,000	236
Wabtec#	6,000	260

		3,552

Information Technology — 20.7%
Benchmark Electronics*	20,279	375
Blackbaud#	7,908	178
Coherent*#	6,236	220
CSG Systems International*	8,521	175
Insight Enterprises*	18,063	263
Jack Henry & Associates#	12,850	309
MercadoLibre (Argentina)*#	4,300	223
Micrel	39,508	439
MicroStrategy, Cl A*	2,500	193
MIPS Technologies*	55,533	275
Multi-Fineline Electronix*#	11,930	315
NCR*	17,342	230
Oplink Communications*	7,900	113
Patni Computer Systems, ADR (India)	11,100	292
Perficient*	9,809	105
Progress Software*#	13,386	428
Skyworks Solutions*#	18,200	290
SonicWALL*	20,000	182
Sybase*	2,400	154
Symmetricom*	32,400	169
TeleTech Holdings*	23,500	304
TTM Technologies*#	11,000	127
Tyler Technologies*#	22,900	372

		5,731

Materials — 3.8%
Clearwater Paper*	4,700	288
Spartech*	30,000	399
Stepan#	4,891	353

		1,040

See Notes to Financial Statements

77

PNC Multi-Factor Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — 0.4%
USA Mobility#	8,379	$ 118

Utilities — 1.2%
Cia Paranaense de Energia, ADR (Brazil)#	17,300	321

Total Common Stocks (Cost $23,430)		26,881

AFFILIATED MONEY MARKET FUND — 1.3%
PNC Advantage Institutional Money Market Fund, Class I†	343,913	344

Total Affiliated Money Market Fund (Cost $344)		344
Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 98.6% (Cost $23,774)		27,225

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 44.7%
Money Market Funds — 9.9%
Fidelity Institutional Prime Money Market Fund	1,717,773	1,718
Merrill Lynch Select Institutional Fund	544,032	544
RBC Prime Money Market Fund	468,664	469

		2,731

	Par (000)
Repurchase Agreements — 34.8%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $2,863,019, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $2,920,215)	$2,863	2,863
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,244,755, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $3,309,577)	3,244	3,244
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $2,863,019, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $2,920,219)	2,863	2,863
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $663,854, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $677,116)	664	664

		9,634

Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $12,365)‡		12,365

Value (000)

TOTAL INVESTMENTS — 143.3% (Cost $36,139)**	$39,590
Other Assets & Liabilities – (43.3)%	(11,972)
TOTAL NET ASSETS — 100.0%	$27,618

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $36,179.

Gross unrealized appreciation (000)	$4,537
Gross unrealized depreciation (000)	(1,126)

Net unrealized appreciation (000)	$3,411

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 12,029.
‡	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements

78

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 752	$ –	$–	$ 752

Common Stocks	26,881	–	–	26,881

Short Term Investments Purchased With Collateral From Securities Loaned	2,731	9,634	–	12,365

Total Assets – Investments in Securities	$30,364	$9,634	$–	$39,998

See Notes to Financial Statements

79

PNC Multi-Factor Small Cap Value Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — 99.8%
Consumer Discretionary — 12.4%
Audiovox, Cl A*	45,390	$371
Bon-Ton Stores#	16,885	219
Clear Channel Outdoor Holdings*	17,407	162
Columbia Sportswear#	8,350	427
Core-Mark Holding*	8,400	227
Dick’s Sporting Goods*#	14,060	401
Dress Barn*#	7,105	195
EW Scripps, Cl A*	26,205	231
Genesco*	7,803	243
Group 1 Automotive*#	10,092	287
Learning Tree International*#	28,030	332
MarineMax*	15,036	152
Pier 1 Imports*#	25,362	202
Retail Ventures*	31,476	317
Signet Jewelers (Bermuda)*	6,778	210
Skechers USA, Class A*	10,130	382
Steinway Musical Instruments*	15,838	298
West Marine*	25,563	284

		4,940

Consumer Staples — 3.4%
Del Monte Foods	20,321	296
Ruddick#	13,163	435
TreeHouse Foods*#	5,000	230
Universal#	9,290	380

		1,341

Energy — 6.7%
BreitBurn Energy Partners LP*	14,134	208
Cheniere Energy Partners LP#	19,420	311
CVR Energy*#	22,160	168
Dril-Quip*#	4,150	202
Eagle Rock Energy Partners LP#	34,510	180
Hugoton Royalty Trust#	21,140	396
International Coal Group*#	60,216	261
Oil States International*	8,288	324
Overseas Shipholding Group#	5,570	216
Permian Basin Royalty Trust#	23,667	422

		2,688

Financials — 31.9%
Allied World Assurance Holdings (Bermuda)	13,792	619
American Equity Investment Life Holding	27,894	263
American Safety Insurance Holdings*	20,041	320
Ameris Bancorp	61,194	690
Ares Capital#	15,837	214
Ashford Hospitality Trust REIT*#	20,475	163
Aspen Insurance Holdings (Bermuda)	24,075	608
Banco Latinoamericano de Comercio Exterior SA, Cl E (Panama)#	39,447	510
Banco Macro SA, ADR (Argentina)#	13,130	358
BanColombia SA, ADR (Columbia)#	12,071	577
BRE Properties REIT#	6,197	253
Capstead Mortgage REIT#	19,590	224
Cash America International	9,111	337
City Holding#	16,522	530
CNO Financial Group*#	66,953	376
Community Bank System#	14,910	341
Employers Holdings	14,720	235
Entertainment Properties Trust REIT#	6,910	283
Extra Space Storage REIT	42,259	636

	Number of Shares	Value (000)

FBL Financial Group, Cl A#	9,792	$239
Grupo Financiero Galicia SA, ADR (Argentina)#	39,840	221
Horace Mann Educators	24,943	383
International Bancshares#	16,850	333
KBW*	9,720	244
LTC Properties REIT	16,990	436
National Health Investors REIT#	10,112	416
National Retail Properties REIT#	10,520	231
NBT Bancorp	10,900	239
Portfolio Recovery Associates*#	5,050	346
Prosperity Bancshares#	8,970	323
PS Business Parks REIT	5,190	280
Senior Housing Properties Trust REIT	13,310	277
Signature Bank*	9,110	345
UDR REIT	17,120	348
UMB Financial	8,920	347
World Acceptance*#	4,525	162

		12,707

Healthcare — 5.1%
Emergency Medical Services, Cl A*	5,839	313
Healthspring*#	19,377	337
Invacare#	11,990	286
Mednax*#	4,714	267
Nabi Biopharmaceuticals*	28,852	157
Owens & Minor	13,627	407
Perrigo#	4,546	270

		2,037

Industrials — 16.9%
Alamo Group	19,199	447
Apogee Enterprises#	14,110	193
Armstrong World Industries*#	5,118	192
ATC Technology*	11,953	223
Atlas Air Worldwide Holdings*	6,410	335
Consolidated Graphics*	9,670	444
Ducommun	8,019	159
EMCOR Group*	12,080	302
EnPro Industries*#	15,290	483
GenCorp*#	30,522	159
Kennametal#	15,340	433
Kforce*	13,231	179
Lennox International	14,860	665
Manitowoc#	13,911	166
Regal-Beloit	9,309	561
Standex International	7,480	195
Tutor Perini*#	20,508	457
United Stationers*	6,410	374
VSE	8,940	342
Watts Water Technologies, Cl A#	13,526	438

		6,747

Information Technology — 11.9%
Anixter International*#	15,130	719
AVX	21,610	302
Benchmark Electronics*	12,830	237
Black Box#	8,070	238
Earthlink#	59,885	514
Imation*	32,319	332
Insight Enterprises*	30,100	438
Littelfuse*	8,980	325
MercadoLibre (Argentina)*#	3,961	206

See Notes to Financial Statements.

80

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — continued
MIPS Technologies*	91,943	$455
QLogic*#	12,540	227
Satyam Computer Services, ADR (India)#	34,834	180
Tech Data*	6,871	279
Ultimate Software Group*#	7,925	271

		4,723

Materials — 7.5%
Boise*#	40,270	247
Domtar (Canada)*#	3,927	240
KapStone Paper & Packaging*	19,660	217
Minerals Technologies	13,020	696
PolyOne*#	25,250	252
Rock-Tenn, Cl A	4,634	239
Rockwood Holdings*	8,750	227
Sensient Technologies#	9,670	268
Solutia*	15,200	230
Westlake Chemical#	8,020	170
WR Grace*#	8,020	206

		2,992

Telecommunication Services — 0.6%
USA Mobility#	15,860	223

Utilities — 3.4%
Cleco#	6,794	180
El Paso Electric*#	29,360	582
Nicor#	5,190	210
NorthWestern	14,893	392

		1,364

Total Common Stocks
(Cost $35,525)		39,762

RIGHTS — 0.1%
Energy — 0.1%
Eagle Rock Energy Partners LP (A)	12,078	33

Total Rights
(Cost $34)		33

AFFILIATED MONEY MARKET FUND — 0.3%
PNC Advantage Institutional Money Market Fund, Class I†	143,351	143

Total Affiliated Money Market Fund
(Cost $143)		143

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 100.2%
(Cost $35,702)		39,938

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 46.4%
Money Market Funds — 10.2%
Fidelity Institutional Prime Money Market Fund	2,570,081	2,570
Merrill Lynch Select Institutional Fund	813,964	814
RBC Prime Money Market Fund	701,200	701

		4,085

	Par (000)	Value (000)
Repurchase Agreements — 36.2%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $4,283,563, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $4,369,138)	$4,283	$4,283
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $4,854,705, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $4,951,690)	4,855	4,855
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $4,283,563, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $4,369,144)	4,284	4,284
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $993,238, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $1,013,081)	993	993

		14,415

Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $18,500)‡		18,500

TOTAL INVESTMENTS — 146.6%
(Cost $54,202)**		58,438

Other Assets & Liabilities – (46.6)%		(18,585)

TOTAL NET ASSETS — 100.0%		$39,853

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $54,445.

Gross unrealized appreciation (000)	$5,865
Gross unrealized depreciation (000)	(1,872)

Net unrealized appreciation (000)	$3,993

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 17,983.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.

  Please see Investment Abbreviations and Definitions on Page 92.

See Notes to Financial Statements.

81

PNC Multi-Factor Small Cap Value Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 143	$ –	$ –	$ 143

Common Stocks	39,762	–	–	39,762

Rights	–	–	33	33

Short Term Investments Purchased
With Collateral From Securities Loaned	4,085	14,415	–	18,500

Total Assets – Investments in Securities	$43,990	$14,415	$33	$58,438

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

Rights (000)

Balance, 05/31/09	$ –

Accrued discounts/premiums	–

Realized gain (loss)	–

Change in unrealized appreciation (depreciation)	(1)

Net Purchases/Sales	34

Transfers in and/or out of Level 3	–

Balance, 05/31/10	$33

See Notes to Financial Statements.

82

PNC S&P 500® Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — 96.8%
Consumer Discretionary — 10.3%
Abercrombie & Fitch, Cl A	958	$34
Amazon.com*#	3,700	464
Apollo Group, Cl A*	1,371	73
AutoNation*#	946	19
AutoZone*#	314	60
Bed Bath & Beyond*	2,795	125
Best Buy	3,595	152
Big Lots*#	884	31
Carnival (Panama)	4,615	167
CBS, Cl B	7,394	108
Coach	3,359	138
Comcast, Cl A	30,388	550
D. R. Horton#	2,997	37
Darden Restaurants#	1,480	63
DeVry	657	38
DIRECTV, Cl A*	10,265	387
Discovery Communications, Cl A*#	3,017	114
Eastman Kodak*#	2,917	16
Expedia#	1,641	35
Family Dollar Stores#	1,484	60
Ford Motor*#	36,969	434
Fortune Brands	1,641	78
GameStop, Cl A*	1,755	40
Gannett#	2,584	40
Gap	5,077	111
Genuine Parts#	1,679	68
Goodyear Tire & Rubber*	2,119	25
H&R Block#	3,583	58
Harley-Davidson#	2,482	75
Harman International Industries*	750	24
Hasbro	1,311	53
Home Depot	18,087	612
International Game Technology	3,135	61
Interpublic Group#	6,183	52
JC Penney#	2,488	68
Johnson Controls	7,179	205
Kohl’s*	3,211	163
Leggett & Platt	1,594	37
Lennar, Cl A	1,775	31
Limited Brands	2,851	71
Lowe’s	15,716	389
Macy’s	4,574	102
Marriott International, Cl A#	2,675	89
Mattel	3,855	84
McDonald’s	11,457	766
McGraw-Hill	3,385	94
Meredith	394	13
New York Times, Cl A*#	1,234	11
Newell Rubbermaid#	3,024	50
News, Cl A	23,991	317
NIKE, Cl B#	4,213	305
Nordstrom#	1,750	69
Office Depot*	3,065	18
Omnicom Group	3,338	127
O’Reilly Automotive*	1,171	60
Polo Ralph Lauren#	611	53
priceline.com*#	493	94
Pulte Homes*#	3,461	39
RadioShack	1,361	28
Ross Stores#	1,269	67
Scripps Networks Interactive, Cl A	952	43

	Number of Shares	Value (000)

Sears Holdings*#	521	$46
Sherwin-Williams#	978	75
Stanley Black & Decker	1,686	94
Staples	7,753	167
Starbucks*	7,907	205
Starwood Hotels & Resorts Worldwide	1,975	91
Target	7,954	434
Tiffany#	1,331	60
Time Warner	12,189	378
Time Warner Cable	3,751	205
TJX	4,477	204
Urban Outfitters*	1,401	51
VF#	942	73
Viacom, Cl B*	6,379	214
Walt Disney	20,691	691
Washington Post, Cl B	66	31
Whirlpool#	979	102
Wyndham Worldwide#	1,906	45
Wynn Resorts*#	476	40
Yum! Brands#	5,013	205

		11,206

Consumer Staples — 11.0%
Altria Group#	26,536	538
Archer-Daniels-Midland#	6,862	173
Avon Products	4,618	122
Brown-Forman, Cl B	1,150	64
Campbell Soup#	1,990	71
Clorox	1,494	94
Coca-Cola	24,131	1,240
Coca-Cola Enterprises	3,420	89
Colgate-Palmolive	5,243	409
ConAgra Foods	4,715	114
Constellation Brands, Cl A*#	2,147	36
Costco Wholesale	4,709	274
CVS Caremark	15,005	520
Dean Foods*	1,957	21
Dr Pepper Snapple Group#	2,736	104
Estee Lauder, Cl A	1,269	74
General Mills	3,515	250
H.J. Heinz	3,370	149
Hershey#	2,266	106
Hormel Foods#	741	30
J.M. Smucker	1,020	56
Kellogg	2,680	143
Kimberly-Clark	5,270	320
Kraft Foods, Cl A	18,574	531
Kroger	7,096	143
Lorillard	1,639	117
McCormick	1,394	54
Mead Johnson Nutrition	2,185	108
Molson Coors Brewing, Cl B	1,681	69
PepsiCo	17,352	1,091
Philip Morris International	19,658	867
Procter & Gamble	30,804	1,882
Reynolds American#	1,802	94
Safeway	4,235	94
Sara Lee	7,525	107
SUPERVALU	2,755	37
Sysco#	6,326	189
Tyson Foods, Cl A	2,442	43
Walgreen	10,556	338

See Notes to Financial Statements.

83

PNC S&P 500® Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
Wal-Mart Stores	22,915	$1,159
Whole Foods Market*#	1,819	74

		11,994

Energy — 10.4%
Anadarko Petroleum	5,304	278
Apache	3,639	326
Baker Hughes	4,737	181
Cabot Oil & Gas	1,146	40
Cameron International*	2,683	97
Chesapeake Energy#	6,805	152
Chevron	21,273	1,571
ConocoPhillips	15,898	825
Consol Energy	2,397	87
Denbury Resources*#	4,298	71
Devon Energy	4,826	308
Diamond Offshore Drilling#	744	47
El Paso	7,457	85
EOG Resources	2,730	286
ExxonMobil	50,421	3,049
FMC Technologies*	1,335	78
Halliburton	9,957	247
Helmerich & Payne	1,147	43
Hess	3,120	166
Marathon Oil	7,550	235
Massey Energy#	951	32
Murphy Oil	2,044	109
Nabors Industries (Bermuda)*	3,151	60
National Oilwell Varco	5,464	208
Noble Energy	1,885	112
Occidental Petroleum	8,619	711
Peabody Energy	2,923	114
Pioneer Natural Resources#	990	63
Range Resources	1,405	63
Rowan*#	1,240	31
Schlumberger (Netherland)	12,895	724
Smith International	2,684	101
Southwestern Energy*	3,785	142
Spectra Energy#	6,965	139
Sunoco#	1,265	38
Tesoro#	1,556	18
Valero Energy	6,071	113
Williams	6,289	124
XTO Energy	6,233	266

		11,340

Financials — 15.7%
Aflac	5,050	224
Allstate	5,723	175
American Express	12,925	515
American International Group*#	1,427	50
Ameriprise Financial	2,754	110
AON	2,816	111
Apartment Investment & Management, Cl A REIT	1,509	31
Assurant	1,241	43
AvalonBay Communities REIT#	872	86
Bank of America	108,227	1,703
BB&T#	7,352	222
Berkshire Hathaway, Cl A*	2	212
Berkshire Hathaway, Cl B	17,643	1,245

	Number of Shares	Value (000)
BNY Mellon	10,369	$282
Boston Properties REIT#	1,492	114
Capital One Financial	4,968	205
CB Richard Ellis Group, Cl A*#	2,926	46
Charles Schwab	10,504	172
Chubb	3,445	173
Cincinnati Financial	1,725	47
Citigroup*	153,743	609
CME Group	706	224
Comerica#	1,842	70
Discover Financial Services	5,881	79
E*Trade Financial	17,554	26
Equity Residential REIT#	3,020	136
Federated Investors, Cl B#	962	21
Fifth Third Bancorp	8,620	112
First Horizon National*	2,363	29
Franklin Resources	1,592	156
Genworth Financial, Cl A*	5,399	84
Goldman Sachs Group	5,577	805
Hartford Financial Services Group	4,950	124
HCP REIT	3,159	101
Health Care REIT	1,318	57
Host Hotels & Resorts REIT*#	7,005	100
Hudson City Bancorp	5,117	65
Huntington Bancshares	7,943	49
IntercontinentalExchange	797	93
Invesco (Bermuda)#	4,716	88
Janus Capital Group#	2,001	21
JPMorgan Chase	42,393	1,678
KeyCorp	9,282	74
Kimco Realty REIT	4,328	62
Legg Mason#	1,746	52
Leucadia National	2,031	45
Lincoln National#	3,265	86
Loews	3,796	123
M&T Bank#	890	71
Marsh & McLennan	5,656	123
Marshall & Ilsley#	5,674	46
MetLife	8,831	358
Moody’s#	2,089	43
Morgan Stanley	15,078	409
NASDAQ OMX Group*	1,549	29
Northern Trust#	2,576	131
NYSE Euronext	2,784	80
People’s United Financial	3,885	54
Plum Creek Timber REIT#	1,735	61
PNC Financial Services Group†	5,571	350
Principal Financial Group	3,439	94
Progressive	7,044	138
Prologis REIT#	5,236	60
Prudential Financial	4,926	284
Public Storage REIT#	1,456	135
Regions Financial#	12,878	98
Simon Property Group REIT#	3,120	265
SLM*	5,450	61
State Street	5,296	202
SunTrust Banks#	5,344	144
T. Rowe Price Group#	2,773	137
Torchmark#	895	46
Travelers	5,448	270
U.S. Bancorp	20,211	484
Unum Group	3,592	83
Ventas REIT#	1,669	78

See Notes to Financial Statements.

84

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
Vornado Realty Trust REIT	1,690	$131
Wells Fargo	54,875	1,574
XL Capital, Cl A (Bermuda)	4,453	78
Zions Bancorp#	1,642	39

		17,091

Healthcare — 11.2%
Abbott Laboratories	16,591	789
Aetna	4,418	129
Allergan	3,251	196
AmerisourceBergen#	2,988	93
Amgen*	8,072	418
Baxter International	6,372	269
Becton Dickinson	2,515	179
Biogen Idec*#	2,843	135
Boston Scientific*	15,922	96
Bristol-Myers Squibb	18,253	424
C.R. Bard#	1,022	83
Cardinal Health	3,807	131
CareFusion#	1,903	48
Celgene*	4,938	261
Cephalon*#	781	46
Cerner*	751	63
CIGNA	2,825	95
Coventry Health Care*	1,545	32
DaVita*	1,106	70
DENTSPLY International#	1,577	51
Eli Lilly#	10,838	355
Express Scripts*	2,891	291
Forest Laboratories*	3,255	84
Genzyme*	2,732	133
Gilead Sciences*	9,506	341
Hospira*	1,726	90
Humana*	1,813	83
Intuitive Surgical*	418	135
Johnson & Johnson	29,214	1,703
King Pharmaceuticals*	2,684	23
Laboratory Corporation of America Holdings*	1,122	85
Life Technologies*	1,928	97
McKesson	2,829	198
Medco Health Solutions	4,911	283
Medtronic	11,833	464
Merck	33,436	1,126
Millipore*	598	64
Mylan#	3,233	63
Patterson	1,004	30
PerkinElmer	1,276	29
Pfizer	87,361	1,330
Quest Diagnostics#	1,608	85
St. Jude Medical*	3,509	131
Stryker	3,003	159
Tenet Healthcare*	4,528	26
Thermo Fisher Scientific*	4,348	226
UnitedHealth Group	12,012	349
Varian Medical Systems*#	1,329	67
Waters*#	1,009	69
Watson Pharmaceuticals*#	1,150	51
WellPoint*	4,624	237
Zimmer Holdings*#	2,281	128

		12,143

	Number of Shares	Value (000)

Industrials — 10.6%
3M	7,718	$612
Avery Dennison#	1,183	40
Boeing	8,059	517
C.H. Robinson Worldwide#	1,769	103
Caterpillar#	6,682	406
Cintas	1,380	36
CSX	4,172	218
Cummins	2,181	148
Danaher	2,822	224
Deere	4,524	261
Dover	2,007	90
Dun & Bradstreet	535	39
Eaton	1,782	125
Emerson Electric	8,053	374
Equifax	1,349	41
Expeditors International of Washington	2,218	85
Fastenal#	1,405	71
FedEx	3,384	282
First Solar*#	343	39
Flowserve	603	57
Fluor	1,930	91
General Dynamics	4,876	331
General Electric	136,224	2,227
Goodrich	1,308	91
Honeywell International	8,051	344
Illinois Tool Works	4,148	193
Iron Mountain	1,521	37
ITT	1,967	95
Jacobs Engineering Group*#	1,350	56
L-3 Communications Holdings	1,228	101
Lockheed Martin	3,313	265
Masco	3,941	53
Monster Worldwide*#	1,353	20
Norfolk Southern	3,951	223
Northrop Grumman	3,192	193
PACCAR#	3,850	158
Pall	1,250	43
Parker Hannifin	1,722	106
Pitney Bowes#	2,188	49
Precision Castparts	1,475	172
Quanta Services*#	2,255	47
Raytheon	4,805	252
Republic Services	3,476	101
Robert Half International	1,590	40
Rockwell Automation	1,510	81
Rockwell Collins	1,622	95
Roper Industries	1,005	58
RR Donnelley & Sons	2,207	42
Ryder System	564	25
Snap-On	625	28
Southwest Airlines	8,051	100
Stericycle*#	898	53
Textron#	2,888	60
Union Pacific	5,397	385
United Parcel Service, Cl B	10,563	663
United Technologies	9,848	664
W.W. Grainger	657	67
Waste Management	5,144	167

		11,544

See Notes to Financial Statements.

85

PNC S&P 500® Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — 18.3%
Adobe Systems*	5,741	$184
Advanced Micro Devices*#	6,182	53
Agilent Technologies*#	3,711	120
Akamai Technologies*#	1,852	74
Altera	3,253	77
Amphenol, Cl A	1,873	79
Analog Devices	3,206	94
Apple*	9,741	2,505
Applied Materials	14,418	186
Autodesk*	2,466	72
Automatic Data Processing	5,378	220
BMC Software*	1,934	72
Broadcom, Cl A	4,625	160
CA	4,210	85
Cisco Systems*	61,224	1,418
Citrix Systems*	1,943	85
Cognizant Technology Solutions, Cl A*	3,192	160
Computer Sciences*	1,628	81
Compuware*	2,427	20
Corning	16,433	286
Dell*	18,446	246
eBay*	12,121	260
Electronic Arts*	2,803	46
EMC*	21,844	407
Fidelity National Information Services	2,715	75
Fiserv*	1,629	77
FLIR Systems*#	1,599	46
Google, Cl A*	2,596	1,260
Harris	1,699	80
Hewlett-Packard	29,986	1,380
Intel	47,538	1,018
International Business Machines	13,873	1,738
Intuit*	3,342	119
Jabil Circuit	2,097	29
JDS Uniphase*	2,440	28
Juniper Networks*#	5,649	150
KLA-Tencor	1,849	57
Lexmark International, Cl A*#	847	32
Linear Technology#	2,403	67
LSI*	6,909	37
Mastercard, Cl A#	1,035	209
McAfee*	1,696	54
MEMC Electronic Materials*#	2,462	28
Microchip Technology#	1,972	55
Micron Technology*#	9,227	84
Microsoft	81,063	2,091
Molex#	1,436	30
Motorola*	25,153	172
National Semiconductor	2,581	36
NetApp*	3,754	141
Novell*	3,731	22
Novellus Systems*#	1,045	27
NVIDIA*#	5,968	78
Oracle	41,839	944
Paychex#	3,450	98
QLogic*#	1,475	27
QUALCOMM	18,023	641
Red Hat*	2,020	59
SAIC*#	3,238	56
Salesforce.com*#	1,181	102
SanDisk*	2,493	116
Symantec*	8,700	123

	Number of Shares	Value (000)

Tellabs	3,358	$30
Teradata*	1,787	57
Teradyne*#	1,890	21
Texas Instruments	13,389	327
Total System Services#	2,103	31
VeriSign*#	1,962	55
Visa, Cl A#	4,810	349
Western Digital*	2,484	86
Western Union	7,315	117
Xerox	14,799	138
Xilinx#	2,997	73
Yahoo!*	12,736	195

		19,855

Materials — 3.2%
Air Products & Chemicals	2,264	156
Airgas	886	55
AK Steel Holding	1,199	18
Alcoa#	10,869	127
Allegheny Technologies#	1,238	68
Ball	1,003	49
Bemis	1,179	34
CF Industries Holdings	559	38
Cliffs Natural Resources	1,448	81
Dow Chemical	12,663	341
E.I. DuPont de Nemours	9,656	349
Eastman Chemical	941	57
Ecolab	2,507	118
FMC	775	47
Freeport-McMoRan Copper & Gold	4,676	328
International Flavors & Fragrances	845	38
International Paper	4,708	109
MeadWestvaco	1,879	45
Monsanto	4,645	236
Newmont Mining	4,232	228
Nucor#	3,371	145
Owens-Illinois*#	1,771	54
Pactiv*	1,417	40
PPG Industries	1,758	113
Praxair	2,629	204
Sealed Air	2,029	42
Sigma-Aldrich	1,297	69
Titanium Metals*#	1,225	22
United States Steel#	1,540	73
Vulcan Materials#	1,337	67
Weyerhaeuser	2,269	97

		3,448

Telecommunication Services — 2.7%
American Tower, Cl A*	4,251	173
AT&T	62,272	1,513
CenturyTel#	3,204	110
Frontier Communications#	3,362	27
MetroPCS Communications*	3,445	31
Qwest Communications International#	15,651	82
Sprint Nextel*	31,968	164
Verizon Communications	30,016	826
Windstream#	4,987	53

		2,979

See Notes to Financial Statements.

86

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — 3.4%
AES*	7,164	$74
Allegheny Energy	1,796	37
Ameren	2,513	62
American Electric Power	5,114	163
CenterPoint Energy	4,166	57
CMS Energy#	2,912	43
Consolidated Edison#	3,573	152
Constellation Energy Group	2,150	76
Dominion Resources	6,346	247
DTE Energy	1,756	80
Duke Energy#	13,911	222
Edison International	3,472	112
Entergy	2,002	150
EQT	1,426	56
Exelon	7,019	271
FirstEnergy	3,223	114
Integrys Energy Group#	983	45
NextEra Energy#	4,375	218
Nicor#	490	20
NiSource#	2,945	44
Northeast Utilities	1,865	48
NRG Energy*#	2,779	65
Oneok	1,142	51
Pepco Holdings	2,375	38
PG&E#	3,933	163
Pinnacle West Capital	1,084	38
PPL	4,054	105
Progress Energy#	3,028	117
Progress Energy CVO (A) (B)	2,575	–
Public Service Enterprise Group	5,388	165
Questar	1,880	84
SCANA	1,180	43
Sempra Energy	2,637	121
Southern	7,043	230
TECO Energy#	2,314	36
Wisconsin Energy	1,253	61
Xcel Energy#	4,819	99

		3,707

Total Common Stocks
(Cost $84,124)		105,307

EXCHANGE TRADED FUNDS — 1.2%
iShares S&P 500® Index Fund#	6,065	665
SPDR S&P 500 ETF Trust#	6,085	666

Total Exchange Traded Funds
(Cost $1,434)		1,331

AFFILIATED MONEY MARKET FUND — 1.7%
PNC Advantage Institutional Money Market Fund, Class I†	1,869,311	1,869

Total Affiliated Money Market Fund
(Cost $1,869)		1,869

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.7%
(Cost $87,427)		108,507

	Number of Shares	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 13.0%
Money Market Funds — 2.9%
Fidelity Institutional Prime Money Market Fund	1,971,365	$1,971
Merrill Lynch Select Institutional Fund	624,346	624
RBC Prime Money Market Fund	537,852	538

		3,133

	Par (000)
Repurchase Agreements — 10.1%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,285,681, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $3,351,321)	$3,286	3,286
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,723,772, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $3,798,163)	3,724	3,724
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,285,681, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $3,351,325)	3,285	3,285
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $761,857, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $777,077)	762	762

		11,057

Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $14,190)‡		14,190
TOTAL INVESTMENTS — 112.7%
(Cost $101,617)**		122,697
Other Assets & Liabilities – (12.7)%		(13,872)
TOTAL NET ASSETS — 100.0%		$108,825

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $108,678.

Gross unrealized appreciation (000)	$19,031
Gross unrealized depreciation (000)	(5,012)

Net unrealized appreciation (000)	$14,019

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 13,843.
‡	See Note 8 in Notes to Financial Statements.
(A)	Illiquid Security
(B)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.

  Please see Investment Abbreviations and Definitions on Page 92.

See Notes to Financial Statements.

87

PNC S&P 500® Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

S&P 500®Mini Composite Index	39	$2,152	06/18/10	$(29)

Cash in the amount of $175,500 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 1,869	$ –	$–	$ 1,869

Common Stocks	105,307	–	–	105,307

Exchange Traded Funds	1,331	–	–	1,331

Short Term Investments Purchased With Collateral From Securities Loaned	3,133	11,057	–	14,190

Total Assets – Investments in Securities	$111,640	$11,057	$–	$122,697

Other Financial Instruments

Futures Contracts	$ (29)	$ –	$–	$ (29)

Total Assets - Other Financial Instruments	$ (29)	$ –	$–	$ (29)

See Notes to Financial Statements.

88

PNC Small Cap Core Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
COMMON STOCKS — 96.9%
Consumer Discretionary — 13.9%
Buckle#	72,820	$2,589
Coinstar*#	48,760	2,616
Deckers Outdoor*	26,520	3,838
Gildan Activewear (Canada)#	84,590	2,446
Penn National Gaming*#	131,340	3,362
Strayer Education#	10,952	2,629
Tractor Supply#	59,780	4,051
Universal Electronics*	70,520	1,377
WMS Industries*#	62,172	2,880

		25,788

Consumer Staples — 2.1%
Corn Products International	63,410	2,115
TreeHouse Foods*	38,850	1,791

		3,906

Energy — 7.4%
ATP Oil & Gas*#	191,470	2,037
Atwood Oceanics#	70,610	1,917
Contango Oil & Gas*#	82,880	4,167
Oil States International*	65,610	2,562
St. Mary Land & Exploration	69,660	3,012

		13,695

Financials — 25.0%
Affiliated Managers Group*#	61,140	4,381
Amtrust Financial Services#	284,870	3,751
Bank of the Ozarks#	141,790	5,004
FirstService (Canada)	182,090	4,053
Glacier Bancorp#	243,550	3,863
Investment Technology Group*	135,110	2,278
Lazard, Cl A (Bermuda)#	104,040	3,281
Montpelier Re Holdings (Bermuda)	181,810	2,838
Portfolio Recovery Associates*#	105,270	7,207
Prosperity Bancshares#	78,320	2,823
RLI#	31,350	1,728
Valley National Bancorp#	211,311	3,056
World Acceptance*	60,380	2,157

		46,420

Healthcare — 8.8%
Almost Family*#	71,150	2,588
Bio-Reference Labs*#	131,216	3,001
Catalyst Health Solutions*	91,770	3,514
Cubist Pharmaceuticals*	77,280	1,661
NuVasive*#	62,950	2,472
PAREXEL International*	139,210	3,105

		16,341

Industrials — 13.9%
APAC Customer Services*#	585,720	3,789
BE Aerospace*	245,340	6,654
Curtiss-Wright#	74,390	2,464
EMCOR Group*	121,120	3,024
Esterline Technologies*	76,050	4,081
Houston Wire & Cable#	207,750	2,383
ICF International*#	70,010	1,570
Regal-Beloit	30,930	1,865

		25,830

	Number of Shares	Value (000)

Information Technology — 17.2%
Comtech Telecommunications*#	93,330	$2,689
Digital River*#	120,120	3,308
Ebix*#	219,390	3,352
FactSet Research Systems#	40,790	2,776
Monolithic Power Systems*	110,190	2,115
Open Text (Canada)*#	85,140	3,627
OSI Systems*	102,630	2,696
Rofin-Sinar Technologies*	89,430	2,135
Smith Micro Software*	198,090	1,951
TeleCommunication Systems, Cl A*#	454,430	2,277
Trimble Navigation*	90,200	2,591
Tyler Technologies*#	153,290	2,488

		32,005

Materials — 4.7%
AptarGroup#	37,820	1,508
Balchem	75,285	1,829
Compass Minerals International	42,730	3,241
Northgate Minerals (Canada)	743,220	2,192

		8,770

Telecommunication Services — 2.2%
Atlantic Tele-Network#	96,160	4,020

Utilities — 1.7%
UGI	120,330	3,145

Total Common Stocks
(Cost $165,602)		179,920

AFFILIATED MONEY MARKET FUND — 3.1%
PNC Advantage Institutional Money Market Fund, Class I†	5,846,663	5,847

Total Affiliated Money Market Fund
(Cost $5,847)		5,847

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 100.0%
(Cost $171,449)		185,767

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 46.5%
Money Market Funds — 10.3%
Fidelity Institutional Prime Money Market Fund	12,007,662	12,008
Merrill Lynch Select Institutional Fund	3,802,915	3,803
RBC Prime Money Market Fund	3,276,075	3,276

		19,087

	Par (000)
Repurchase Agreements — 36.2%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $20,013,215, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $20,413,028)	$20,013	20,013

See Notes to Financial Statements.

89

PNC Small Cap Core Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — continued
Repurchase Agreements — continued
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $22,681,643, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $23,134,765)	$22,681	$22,681
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $20,013,215, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $20,413,056)	20,013	20,013
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $4,640,504, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $4,733,209)	4,640	4,640

		67,347

Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $86,434)‡		86,434

TOTAL INVESTMENTS — 146.5%
(Cost $257,883)**		272,201

Other Assets & Liabilities – (46.5)%		(86,452)

TOTAL NET ASSETS — 100.0%		$185,749

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $258,182.

Gross unrealized appreciation (000)	$27,602
Gross unrealized depreciation (000)	(13,583)

Net unrealized appreciation (000)	$14,019

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 84,296.
‡	See Note 8 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 92.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

Russell Mini	40	$2,698	06/18/10	$(54)

Cash in the amount of $200,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

90

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 5,847	$ –	$–	$ 5,847

Common Stocks	179,920	–	–	179,920

Short Term Investments Purchased With Collateral From Securities Loaned	19,087	67,347	–	86,434

Total Assets – Investments in Securities	$204,854	$67,347	$–	$272,201

Other Financial Instruments

Futures Contracts	$ (54)	$ –	$–	$ (54)

Total Assets - Other Financial Instruments	$ (54)	$ –	$–	$ (54)

See Notes to Financial Statements.

91

PNC Equity Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

May 31, 2010

ADR — American Depository Receipt

Cl — Class

CVO — Contingent Value Obligation

FDIC — Federal Deposit Insurance Corporation

GDR — Global Depository Receipt

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

TIP — Par Value reflects the settled par value not adjusted for changes in the Consumer Price Index.

TLGP — Temporary Liquidity Guarantee Program

See Notes to Financial Statements

92

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PNC Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$ 92,122	$305,819	$17,425	$108,995
Investments in affiliates at value	5,044	15,331	45	2,537
Short term investments in non-affiliates held as collateral for loaned securities at value	4,884	–	529	12,727
Short term investments in repurchase agreements held as collateral for loaned securities at value*	17,231	–	1,865	–
Short term investments in affiliates held as collateral for loaned securities at value	402	46,042	–	–

Total Investments at value(1)(2)	119,683	367,192	19,864	124,259

Cash	12	308	–	–
Initial margin held by broker for open futures contracts	31	440	–	180
Receivable for investments sold	612	341	375	2,161
Receivable for shares of beneficial interest sold	11	7	6	–
Future variation margin receivable	8	100	–	–
Dividends and interest receivable	365	1,335	35	200
Prepaid expenses	23	30	10	17

Total Assets	120,745	369,753	20,290	126,817

LIABILITIES
Payable for collateral for loaned securities	22,517	46,042	2,394	12,727
Payable for shares of beneficial interest redeemed	610	358	6	94
Payable for investment securities purchased	823	419	371	2,210
Future variation margin payable	–	–	–	2
Investment advisory fees payable	64	290	8	76
12b-1 fees payable
Class A	5	5	1	7
Class C	1	–	–	–
Shareholder servicing fees payable
Class A	3	2	1	3
Administration fees payable	6	21	2	7
Custodian fees payable	6	11	1	3
Transfer agent fees payable	15	28	6	32
Trustee fees payable	8	14	4	9
Foreign tax payable	2	30	–	–
Other liabilities	58	103	16	47

Total Liabilities	24,118	47,323	2,810	15,217

TOTAL NET ASSETS	$ 96,627	$322,430	$17,480	$111,600

(1) Investments in non-affiliates at cost	$ 94,979	$340,449	$16,542	$101,285
Investments in affiliates at cost	5,044	15,331	45	2,537
Short term investments in non-affiliates held as collateral for loaned securities at cost	4,884	–	529	12,727
Short term investments in repurchase agreements held as collateral for loaned securities at cost	17,231	–	1,865	–
Short term investments in affiliates held as collateral for loaned securities at cost	402	46,042	–	–

Total Investments at cost	$122,540	$401,822	$18,981	$116,549

(2)Includes securities on loan with a value of	$ 21,943	$ 43,859	$ 2,336	$ 12,433

*	Repurchase agreements exceeding 10% of total assets are shown separately on the Statements of Assets and Liabilities. See Schedules of Investments for details of all repurchase agreements.

See Notes to Financial Statements.

94

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$117,309	$463,377	$57,586	$182,637
Undistributed Net Investment Income	173	2,742	17	342
Accumulated Net Realized Loss on Investments and Futures	(17,956)	(108,429)	(41,006)	(79,121)
Net Unrealized Depreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	–	(45)	–	–
Net Unrealized Appreciation/Depreciation on Investments and Futures	(2,899)	(35,215)	883	7,742

Total Net Assets	$96,627	$322,430	$17,480	$111,600

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$81,916,753	$311,573,576	$13,923,819	$96,561,475

Class I shares outstanding	9,028,066	25,663,300	1,619,942	7,195,294

Net Asset Value, Offering and Redemption Price Per Share	$9.07	$12.14	$8.60	$13.42

Net assets applicable to Class A	$13,486,449	$10,498,489	$3,407,216	$14,796,389

Class A shares outstanding	1,484,887	872,445	404,837	1,126,282

Net Asset Value and Redemption Price Per Share	$9.08	$12.03	$8.42	$13.14

Maximum Offering Price Per Share(3)	$9.53	$12.73	$8.91	$13.90

Maximum Sales Charge Per Share	4.75%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$1,223,378	$357,695	$148,615	$241,748

Class C shares outstanding	135,994	30,762	18,897	19,909

Net Asset Value and Offering Price Per Share	$9.00	$11.63	$7.86	$12.14

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

95

PNC Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$231,131	$124,362	$18,343	$26,881
Investments in affiliates at value	7,476	2,893	1,127	344
Short term investments in non-affiliates held as collateral for loaned securities at value	20,913	9,226	1,832	2,731
Short term investments in repurchase agreements held as collateral for loaned securities at value*	–	32,554	6,464	9,634

Total Investments at value(1)(2)	259,520	169,035	27,766	39,590

Receivable for investments sold	1,426	–	–	408
Receivable for shares of beneficial interest sold	83	92	–	2
Dividends and interest receivable	762	214	18	59
Prepaid expenses	23	22	14	15

Total Assets	261,814	169,363	27,798	40,074

LIABILITIES
Payable for collateral for loaned securities	20,913	41,780	8,296	12,365
Payable for shares of beneficial interest redeemed	92	393	1,000	13
Payable for investment securities purchased	1,271	326	–	–
Investment advisory fees payable	159	86	9	2
12b-1 fees payable
Class A	13	21	–	5
Class C	–	2	–	–
Shareholder servicing fees payable
Class A	6	10	–	4
Class C	–	1	–	–
Administration fees payable	13	7	2	2
Custody fees payable	8	4	3	1
Transfer agent fees payable	39	37	1	37
Trustee fees payable	18	8	2	2
Other liabilities	83	48	14	25

Total Liabilities	22,615	42,723	9,327	12,456

TOTAL NET ASSETS	$239,199	$126,640	$18,471	$27,618

(1) Investments in non-affiliates at cost	$256,359	$131,748	$15,289	$23,430
Investments in affiliates at cost	7,476	2,893	1,127	344
Short term investments in non-affiliates held as collateral for loaned securities at cost	20,913	9,226	1,832	2,731
Short term investments in repurchase agreements held as collateral for loaned securities at value	–	32,554	6,464	9,634

Total Investments at cost	$284,748	$176,421	$24,712	$36,139

(2) Includes securities on loan with a value of	$ 20,446	$ 40,745	$ 8,064	$12,029

*	Repurchase agreements exceeding 10% of total assets are shown separately on the Statements of Assets and Liabilities. See Schedules of Investments for details of all repurchase agreements.

See Notes to Financial Statements.

96

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$393,191	$210,047	$29,802	$42,005
Undistributed Net Investment Income	659	855	148	22
Accumulated Net Realized Loss on Investments and Futures	(129,423)	(76,876)	(14,533)	(17,860)
Net Unrealized Appreciation/Depreciation on Investments and Futures	(25,228)	(7,386)	3,054	3,451

Total Net Assets	$239,199	$126,640	$18,471	$27,618

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$210,282,004	$74,330,687	$18,198,995	$10,010,312

Class I shares outstanding	18,094,254	6,882,400	2,058,152	1,110,012

Net Asset Value, Offering and Redemption Price Per Share	$11.62	$10.80	$8.84	$9.02

Net assets applicable to Class A	$28,698,732	$48,515,318	$271,557	$17,483,853

Class A shares outstanding	2,480,419	4,548,000	30,791	1,959,757

Net Asset Value and Redemption Price Per Share	$11.57	$10.67	$8.82	$8.92

Maximum Offering Price Per Share(3)	$12.24	$11.29	$9.33	$9.44

Maximum Sales Charge Share	5.50%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$217,979	$3,794,234	N/A	$123,912

Class C shares outstanding	19,131	366,267	N/A	13,673

Net Asset Value and Offering Price Per Share	$11.39	$10.36	N/A	$9.06

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

97

PNC Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Core Fund
ASSETS
Investments in non-affiliates at value	$39,795	$106,638	$179,920
Investments in affiliates at value	143	1,869	5,847
Short term investments in non-affiliates held as collateral for loaned securities at value	4,085	3,133	19,087
Short term investments in repurchase agreements held as collateral for loaned securities at value*	14,415	11,057	67,347

Total Investments at value(1)(2)	58,438	122,697	272,201

Initial margin held by broker for open futures contracts	–	175	200
Receivable for shares of beneficial interest sold	3	8	12
Dividends and interest receivable	25	249	62
Prepaid expenses	17	19	26

Total Assets	58,483	123,148	272,501

LIABILITIES
Payable for collateral for loaned securities	18,500	14,190	86,434
Payable for shares of beneficial interest redeemed	26	39	34
Payable for investment securities purchased	–	1	–
Future variation margin payable	–	11	30
Investment advisory fees payable	29	12	163
12b-1 fees payable
Class A	8	1	1
Class C	1	1	–
Shareholder servicing fees payable
Class A	4	4	–
Administration fees payable	3	6	10
Custody fees payable	2	2	6
Transfer agent fees payable	26	10	17
Trustee fees payable	3	6	8
Other liabilities	28	40	49

Total Liabilities	18,630	14,323	86,752

TOTAL NET ASSETS	$39,853	$108,825	$185,749

(1) Investments in non-affiliates at cost	$35,559	$85,558	$165,602
Investments in affiliates at cost	143	1,869	5,847
Short term investments in non-affiliates held as collateral for loaned securities at cost	4,085	3,133	19,087
Short term investments in repurchase agreements held as collateral for loaned securities at value	14,415	11,057	67,347

Total Investments at cost	$54,202	$101,617	$257,883

(2) Includes securities on loan with a value of	$17,983	$13,843	$ 84,296

*	Repurchase agreements exceeding 10% of total assets are shown separately on the Statements of Assets and Liabilities. See Schedules of Investments for details of all repurchase agreements.

See Notes to Financial Statements.

98

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Core Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$104,761	$103,508	$211,756
Undistributed (Accumulated) Net Investment Income (Loss)	246	305	(3)
Accumulated Net Realized Loss on Investments and Futures	(69,390)	(16,039)	(40,268)
Net Unrealized Appreciation on Investments and Futures	4,236	21,051	14,264

Total Net Assets	$39,853	$108,825	$185,749

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$19,528,176	$87,998,587	$182,880,713

Class I shares outstanding	1,792,243	10,132,388	18,524,297

Net Asset Value, Offering and Redemption Price Per Share	$10.90	$8.68	$9.87

Net assets applicable to Class A	$18,738,607	$19,274,511	$2,205,156

Class A shares outstanding	1,864,036	2,228,714	226,640

Net Asset Value and Redemption Price Per Share	$10.05	$8.65	$9.73

Maximum Offering Price Per Share(3)	$10.63	$8.87	$10.30

Maximum Sales Charge Per Share	5.50%	2.50%	5.50%

Net assets applicable to Class C	$1,586,050	$1,552,140	$663,480

Class C shares outstanding	175,810	180,623	71,216

Net Asset Value and Offering Price Per Share	$9.02	$8.59	$9.32

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

99

PNC Equity Funds

STATEMENTS OF OPERATIONS (000)

May 31, 2010

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund
Investment Income:
Dividends from unaffiliated holdings	$1,678	$7,603	$389
Interest	2,011	–	–
Income from affiliated funds(1)	9	7	–
Security lending income from non-affiliated investments	32	329	1
Security lending income from affiliated funds(1)	1	66	–
Less: foreign taxes withheld	(12)	(708)	–

Total Investment Income	3,719	7,297	390

Expenses:
Investment advisory fees	1,022	3,155	196
Administration fees	83	211	18
12b-1 fees:
Class I(1)	(19)	(37)	(21)
Class A	6	6	2
Class C	10	2	1
Shareholder servicing fees:
Class A	36	29	9
Class C	3	1	–
Transfer agent fees	72	119	29
Custodian fees	57	157	11
Professional fees	32	44	10
Pricing service fees	56	28	3
Printing and shareholder reports	21	38	2
Registration and filing fees	35	43	27
Trustees’ fees	10	22	2
Miscellaneous	24	44	8

Total Expenses	1,448	3,862	297

Less:
Waiver of investment advisory fees(1)	–	–	(61)

Net Expenses	1,448	3,862	236

Net Investment Income	2,271	3,435	154

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	11,389	6,563	3,756
Net realized gain on futures	336	2,018	–
Net realized loss on foreign currency transactions	(49)	(590)	–
Net change in unrealized appreciation/depreciation on investments	5,339	15,643	(176)
Net change in unrealized appreciation/depreciation on futures	(188)	(1,340)	–
Net change in unrealized appreciation/depreciation on foreign currency translation	(1)	(86)	–

Net Gain on Investments	16,826	22,208	3,580

Net Increase in Net Assets Resulting from Operations	$19,097	$25,643	$3,734

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

100

Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

$ 1,888	$7,382	$2,566	$377	$342
–	–	–	–	–
4	5	4	2	1
3	13	7	6	6
–	–	–	–	–
–	(10)	–	–	(3)

1,895	7,390	2,577	385	346

1,019	2,286	1,127	245	282
79	175	87	16	18

(33)	(53)	(17)	(4)	–
8	16	25	–	4
2	2	34	–	1

39	79	126	1	37
1	1	11	–	–
149	184	161	5	145
21	42	22	12	14
22	46	26	11	10
3	2	2	5	5
17	42	24	4	5
30	42	43	25	24
10	22	10	2	–
36	59	38	3	19

1,403	2,945	1,719	325	564

(57)	–	–	(97)	(257)

1,346	2,945	1,719	228	307

549	4,445	858	157	39

18,300	24,994	20,871	3,660	3,089
279	–	–	–	–
–	–	–	–	–
5,351	7,593	13,000	2,207	1,748
32	–	–	–	–
–	–	–	–	–

23,962	32,587	33,871	5,867	4,837

$24,511	$37,032	$34,729	$6,024	$4,876

See Notes to Financial Statements.

101

PNC Equity Funds

STATEMENTS OF OPERATIONS (000)

May 31, 2010

	Multi-Factor Small Cap Value Fund	S&P 500® Index Fund	Small Cap Core Fund
Investment Income:
Dividends from unaffiliated holdings	$853	$2,352	$1,353
Dividends from affiliated holdings(1)	–	2	–
Income from affiliated funds(1)	8	22	17
Security lending income from non-affiliated investments	19	15	167
Less: foreign taxes withheld	–	–	(2)

Total Investment Income	880	2,391	1,535

Expenses:
Investment advisory fees	472	172	1,707
Administration fees	29	69	98
12b-1 fees:
Class I(1)	(7)	(1)	(24)
Class A	10	1	1
Class C	13	10	5
Shareholder servicing fees:
Class A	49	49	5
Class C	4	3	2
Transfer agent fees	122	47	67
Custodian fees	12	26	27
Professional fees	13	23	25
Pricing service fees	6	22	–
Printing and shareholder reports	7	16	22
Registration and filing fees	33	32	42
Trustees’ fees	3	8	12
Miscellaneous	26	17	26

Total Expenses	792	494	2,015

Less:
Waiver of investment advisory fees(1)	(102)	–	–

Net Expenses	690	494	2,015

Net Investment Income (Loss)	190	1,897	(480)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	1,235	(1,655)	16,742
Net realized loss on affiliated investments sold(1)	–	(81)	–
Net realized gain (loss) on futures	(1)	424	1,409
Net change in unrealized appreciation/depreciation on investments	10,691	21,726	29,068
Net change in unrealized appreciation/depreciation on futures	(10)	(51)	(476)

Net Gain on Investments	11,915	20,363	46,743

Net Increase in Net Assets Resulting from Operations	$12,105	$22,260	$46,263

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

102

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PNC Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Balanced Allocation Fund		International Equity Fund
	For the Year Ended		For the Year Ended
	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009
Investment Activities:
Net investment income	$ 2,271	$ 3,877	$ 3,435	$ 3,151
Net realized gain (loss) on investments sold, futures and foreign currency transactions	11,676	(25,922)	7,991	(37,857)
Net change in unrealized appreciation/depreciation on investments, futures and foreign currency translation	5,150	(28,256)	14,217	(126,346)
Net increase (decrease) in net assets resulting from operations	19,097	(50,301)	25,643	(161,052)
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class I	(2,324)	(3,443)	(293)	(6,690)
Class A	(202)	(262)	–	(243)
Class B	–	(47)	–	(4)
Class C	(11)	(18)	–	(4)
Distributions from net realized capital gains
Class I	–	–	–	–
Class A	–	–	–	–
Class B	–	–	–	–
Class C	–	–	–	–
Total dividends and distributions	(2,537)	(3,770)	(293)	(6,941)
Share Transactions:
Proceeds from shares issued:
Class I	16,391	23,297	34,638	42,448
Class A	461	1,013	281	498
Class B	–	43	–	11
Class C	61	41	39	27
Proceeds from Merger Shares:(1)
Class I	–	–	113,906	–
Class A	–	–	1,115	–
Class C	–	–	103	–
Exchange of Class B for Class A shares:(1)
Class A	–	2,697	–	394
Class B	–	(2,697)	–	(394)
Reinvestment of dividends and distributions:
Class I	2,258	3,204	143	2,938
Class A	195	253	–	232
Class B	–	45	–	4
Class C	11	17	–	2
Total proceeds from shares issued and reinvested	19,377	27,913	150,225	46,160
Value of shares redeemed:
Class I	(89,708)	(40,725)	(99,409)	(54,111)
Class A	(2,411)	(3,934)	(2,227)	(2,932)
Class B	–	(1,191)	–	(352)
Class C	(146)	(453)	(118)	(283)
Total value of shares redeemed	(92,265)	(46,303)	(101,754)	(57,678)
Decrease in net assets from share transactions	(72,888)	(18,390)	48,471	(11,518)
Total increase (decrease) in net assets	(56,328)	(72,461)	73,821	(179,511)
Net Assets:
Beginning of year	152,955	225,416	248,609	428,120
End of year*	$ 96,627	$152,955	$ 322,430	$ 248,609

*Including undistributed net investment income	$ 173	$ 442	$ 2,742	$ 167

(1)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

104

Large Cap Core Equity Fund		Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Value Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended

May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009

$ 154	$ 810	$ 549	$ 1,194	$ 4,445	$ 9,076	$ 858	$ 2,100
3,756	(42,040)	18,579	(85,645)	24,994	(146,010)	20,871	(81,998)
(176)	(33,242)	5,383	(85,683)	7,593	(79,165)	13,000	(22,176)

3,734	(74,472)	24,511	(170,134)	37,032	(216,099)	34,729	(102,074)

(332)	(598)	(471)	(880)	(4,497)	(8,393)	(170)	(1,852)
(10)	(6)	(23)	(24)	(440)	(612)	–	(660)
–	–	–	(1)	–	(41)	–	(21)
–	–	–	–	(2)	(3)	–	(51)

–	(2,215)	–	–	–	(8,372)	–	–
–	(50)	–	–	–	(781)	–	–
–	(19)	–	–	–	(93)	–	–
–	(4)	–	–	–	(7)	–	–
(342)	(2,892)	(494)	(905)	(4,939)	(18,302)	(170)	(2,584)

4,749	2,084	14,520	30,428	36,065	73,143	19,129	33,421
136	167	299	523	915	1,086	12,307	27,937
–	–	–	43	–	6	–	–
1	7	5	5	12	49	172	1,175

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

–	822	–	2,368	–	2,921	–	1,583
–	(822)	–	(2,368)	–	(2,921)	–	(1,583)

303	2,740	322	607	2,831	10,121	112	1,092
10	55	21	23	405	1,294	–	624
–	18	–	1	–	131	–	20
–	4	–		2	8	–	47

5,199	5,075	15,167	31,630	40,230	85,838	31,720	64,316

(115,901)	(10,187)	(118,567)	(136,349)	(150,789)	(188,205)	(64,285)	(83,278)
(625)	(1,223)	(2,488)	(3,898)	(5,759)	(9,448)	(21,029)	(48,714)
–	(305)	–	(859)	–	(1,424)	–	(928)
(25)	(50)	(28)	(90)	(82)	(86)	(1,535)	(2,037)
(116,551)	(11,765)	(121,083)	(141,196)	(156,630)	(199,163)	(86,849)	(134,957)

(111,352)	(6,690)	(105,916)	(109,566)	(116,400)	(113,325)	(55,129)	(70,641)
(107,960)	(84,054)	(81,899)	(280,605)	(84,307)	(347,726)	(20,570)	(175,299)

125,440	209,494	193,499	474,104	323,506	671,232	147,210	322,509
$ 17,480	$125,440	$ 111,600	$ 193,499	$ 239,199	$ 323,506	$126,640	$ 147,210

$ 17	$ 205	$ 342	$ 287	$ 659	$ 1,153	$ 855	$ 167

See Notes to Financial Statements.

105

PNC Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Growth Fund
	For the Year Ended		For the Year Ended

	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009
Investment Activities:
Net investment income (loss)	$ 157	$ 154	$ 39	$ –
Net realized gain (loss) on investments sold and futures	3,660	(11,230)	3,089	(1,367)
Net change in unrealized appreciation/depreciation on investments and futures	2,207	(4,947)	1,748	(1,050)
Net increase from payment by affiliate(1)	–	–	–	–
Net increase (decrease) in net assets resulting from operations	6,024	(16,023)	4,876	(2,417)
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(433)	–	–	–
Class A	(3)	–	–	–
Class B	–	–	–	–
Class C	–	–	–	–
Distributions from net realized capital gains:
Class I	–	–	–	–
Class A	–	–	–	–
Class B	–	–	–	–
Class C	–	–	–	–
Return of Capital
Class I	–	–	–	–
Class A	–	–	–	–
Class B	–	–	–	–
Total dividends and distributions	(436)	–	–	–
Share Transactions:
Proceeds from shares issued:
Class I	1,900	7,668	233	982
Class A	27	65	173	9
Class B	–	–	–	–
Class C	–	–	3	–
Shares issued from Mergers:(2)
Class I	–	–	15,630	–
Class A	–	–	16,917	–
Class C		–	129	–
Exchange of Class B for Class A shares:(2)
Class A	–	–	–	–
Class B	–	–	–	–
Reinvestment of dividends and distributions:
Class I	433	–	–	–
Class A	3	–	–	–
Class B	–	–	–	–
Class C	–	–	–	–
Total proceeds from shares issued and reinvested	2,363	7,733	33,085	991
Value of shares redeemed:
Class I	(12,193)	(18,340)	(13,456)	(69)
Class A	(54)	(130)	(1,907)	(11)
Class B	–	–	–	–
Class C	–	–	(25)	–
Total value of shares redeemed	(12,247)	(18,470)	(15,388)	(80)
Increase (decrease) in net assets from share transactions	(9,884)	(10,737)	17,697	911
Total increase (decrease) in net assets	(4,296)	(26,760)	22,573	(1,506)
Net Assets:
Beginning of year	22,767	49,527	5,045	6,551
End of year*	$ 18,471	$ 22,767	$ 27,618	$ 5,045

*Including undistributed (distributions in excess of) net investment income	$ 148	$ 435	$ 22	$ (1)

(1)	See Note 12 in Notes to Financial Statements.
(2)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

106

Multi-Factor Small Cap Value Fund		S&P 500® Index Fund		Small Cap Core Fund

For the Year Ended		For the Year Ended		For the Year Ended

May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009

$ 190	$ 468	$ 1,897	$ 2,443	$ (480)	$ (262)
1,234	(31,368)	(1,312)	(10,754)	18,151	(46,137)
10,681	(19,707)	21,675	(41,159)	28,592	(37,399)
–	–	–	107	–	–

12,105	(50,607)	22,260	(49,363)	46,263	(83,798)

–	(256)	(1,608)	(2,150)	–	(197)
–	(116)	(282)	(353)	–	–
–	(11)	–	(20)	–	–
–	(11)	(11)	(14)	–	–

–	–	–	(1,197)	–	–
–	–	–	(229)	–	–
–	–	–	(23)	–	–
–	–	–	(16)	–	–

–	(154)	–	–	–	–
–	(93)	–	–	–	–
–	(12)	–	–	–	–
–	(653)	(1,901)	(4,002)	–	(197)

3,965	10,049	14,366	46,096	30,031	35,296
847	7,202	3,713	3,081	218	120
–	2	–	23	–	12
28	101	437	139	117	17

–	–	–	–	29,192	–
–	–	–	–	482	–
	–		–	166	–

–	3,288	–	1,350	–	137
–	(3,288)	–	(1,350)	–	(137)

–	298	1,417	2,832	–	101
–	200	271	570	–	–
–	22	–	33		–
–	10	11	29	–	–
4,840	17,884	20,215	52,803	60,206	35,546

(20,259)	(82,765)	(32,044)	(57,036)	(64,887)	(50,133)
(5,534)	(13,526)	(5,569)	(4,999)	(500)	(441)
–	(1,598)	–	(603)	–	(138)
(566)	(1,221)	(234)	(163)	(331)	(57)
(26,359)	(99,110)	(37,847)	(62,801)	(65,718)	(50,769)

(21,519)	(81,226)	(17,632)	(9,998)	(5,512)	(15,223)
(9,414)	(132,486)	2,727	(63,363)	40,751	(99,218)

49,267	181,753	106,098	169,461	144,998	244,216
$39,853	$ 49,267	$108,825	$106,098	$185,749	$144,998

$ 246	$ (1)	$ 305	$ 309	$ (3)	$ (4)

See Notes to Financial Statements.

107

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

1. Fund Organization

PNC Funds (the “Trust”), formerly known as Allegiant Funds, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust that was organized on January 28, 1986. As of May 31, 2010, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Equity Funds, as defined below, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective February 8, 2010, each investment portfolio of the Trust was renamed as a PNC investment portfolio (the “Name Changes”).

PNC Funds discontinued offering Class B Shares to investors on May 31, 2006 and the Funds automatically exchanged all Class B Shares for Class A Shares of the same Fund in the amount equal to the aggregate net asset value of each shareholder’s holdings effective April 6, 2009 in a tax-free conversion.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Core Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

IntermediateTax Exempt Bond Fund, MarylandTax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Equity Funds. The financial statements of the Fixed Income Funds, Tax Exempt Bond Funds and Money Market Funds are not presented herein, but are presented separately.

Fund Reorganizations

At the close of business on July 24, 2009, the Allegiant Small Cap Growth and the Allegiant Multi-Factor Mid Cap Growth Funds (the “Merging Funds”) merged into the Allegiant Multi-Factor Small Cap Growth Fund (the “Successor Fund”). The net assets of the Merging Funds were transferred at fair value in a tax-free exchange to the Successor Fund. With this transfer, a shareholder of the Merging Funds’ Class I, Class A, and Class C Shares automatically became a shareholder of the same Class of the corresponding Successor Fund.

108

The table below summarizes the asset transfers and conversion ratios for each exchange.

Merging Funds	Shares Redeemed	Net Assets on 07/24/09 (000)	Unrealized Appreciation (Depreciation) (000)	Accumulated Net Realized Gains (000)	Share Conversion Ratio	Successor Fund	Shares Issued	Net Assets on 07/24/09 (000)*

Allegiant Multi-Factor Mid Cap Growth Fund						Allegiant Multi-Factor Small Cap Growth Fund
Class I	265,082	$ 1,521	$ 20,365	$210	0.72738	Class I	192,815	N/A
Class A	1,498,826	8,231	(20,070)	412	0.70197	Class A	1,052,127	N/A
Class C	10,919	48	(11)	2	0.55577	Class C	6,068	N/A

Allegiant Multi-Factor Mid Cap Growth Fund Total		$ 9,800	$ 284	$624

Allegiant Small Cap Growth Fund						Allegiant Multi-Factor Small Cap Growth Fund
Class I	1,918,529	$14,109	$ 2,478	$134	0.93227	Class I	1,788,586	$21,114
Class A	1,217,760	8,686	(965)	84	0.91170	Class A	1,110,232	16,957
Class C	12,297	81	(85)	1	0.82503	Class C	10,145	130

Allegiant Small Cap Growth Fund Total		$22,876	$ 1,428	$219		Allegiant Multi-Factor Small Cap Growth Fund Total		$38,201

*	Amounts reflect net assets of Successor Fund subsequent to merger.

The table below summarizes the operations of the Merging Funds for the period from June 1, 2009 to July 24, 2009, the operations of the Successor Fund for the year ended May 31, 2010 as presented in the Statements of Operations, and the combined Merging and Successor Funds’ pro-forma results of operations for the year ended May 31, 2010 assuming the acquisition had been completed on June 1, 2009.

	Merging Funds For the Period June 1, 2009 to July 24, 2009					Successor Fund For the Year Ended May 31, 2010
Merging Funds	Net Investment Income (000)	Net Realized and Unrealized Gain on Investments (000)	Net Increase from Operations (000)	Successor Fund	Net Investment Income (000)	Net Realized and Unrealized Gain (Loss) on Investments (000)	Net Increase (Decrease) from Operations (000)	Combined Total From Operations (000)

Allegiant Multi-Factor Mid Cap Growth Fund	$ 2	$ 942	$ 944	Allegiant Multi-Factor Small Cap Growth Fund	$39	$4,837	$4,876	$7,804
Allegiant Small Cap Growth Fund	(12)	1,996	1,984

At a special meeting of shareholders held on December 15, 2009, the shareholders of each of the portfolios listed below of PNC Funds, Inc. (the “Acquired Funds”), approved an Agreement and Plan of Reorganization (“Reorganization”) whereby the Acquired Funds were reorganized into corresponding portfolios of the Trust (the “Acquiring Funds”). On February 1, 2010, the Acquired Funds listed below were reorganized into existing Acquiring Funds, each of which has investment policies and objectives that are, in general, similar to those of the corresponding Acquired Fund. The net assets of the Acquired Funds were transferred at fair value in a tax-free exchange to the Acquiring Funds after the close of business on January 29, 2010. With this transfer, a shareholder of the Acquired Funds’ Class I, Class A and Class C Shares automatically became a shareholder of the same Class of the corresponding Acquiring Funds.

Acquiring Funds	Acquired Funds
Allegiant International Equity Fund	PNC International Equity Fund
Allegiant Small Cap Core Fund	PNC Capital Opportunities Fund

109

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

The table below summarizes the asset transfers and conversion ratios for each exchange.

Acquired Funds	Shares Redeemed	Net Assets on 01/31/10 (000)	Unrealized Appreciation (Depreciation) (000)	Accumulated Net Realized Gains (000)	Share Conversion Ratio	Acquiring Funds	Shares Issued	Net Assets on 01/31/10 (000)*

PNC International Equity Fund						Allegiant International Equity Fund
Class I	11,727,355	$113,906	$6,750	$27,086	0.74922	Class I	8,786,394	$388,179
Class A	117,121	1,115	(230)	259	0.74039	Class A	86,715	12,006
Class C	11,065	103	165	24	0.74407	Class C	8,233	367

PNC International Equity Fund Total		$115,124	$6,685	$27,369		Allegiant International Equity Fund Total		$400,552

PNC Capital Opportunities Fund						Allegiant Small Cap Core Fund
Class I	4,167,139	$ 29,192	$ 202	$ 5,184	0.78167	Class I	3,257,320	$182,125
Class A	72,235	482	(193)	84	0.75537	Class A	54,564	2,122
Class C	26,160	166	50	18	0.74673	Class C	19,535	804

PNC Capital Opportunities Fund Total		$ 29,840	$ 59	$ 5,286		Allegiant Small Cap Core Fund Total		$185,051

*	Amounts reflect net assets of Acquiring Funds subsequent to merger.

The table below summarizes the operations of the Acquired Funds for the period from June 1, 2009 to January 31, 2010, the operations of the Acquiring Funds for the year ended May 31, 2010 as presented in the Statements of Operations, and the combined Acquired and Acquiring Funds’ pro-forma results of operations for the year ended May 31, 2010 assuming the acquisition had been completed on June 1, 2009.

	Acquired Funds For the Period June 1, 2009 to January 31, 2010				Acquiring Funds For the Year Ended May 31, 2010
Acquired Funds	Net Investment Income (Loss) (000)	Net Realized and Unrealized Gain on Investments (000)	Net Increase from Operations (000)	Acquiring Funds	Net Investment Income (Loss) (000)	Net Realized and Unrealized Gain on Investments (000)	Net Increase from Operations (000)	Combined Total From Operations (000)
PNC International Equity Fund	$521	$16,064	$16,585	Allegiant International Equity Fund	$3,444	$22,208	$25,652	$42,237
PNC Capital Opportunities Fund	(49)	6,376	6,327	Allegiant Small Cap Core Fund	(469)	46,743	46,274	52,601

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Equity Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security

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that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at their bid prices. The Funds, under supervision of the Board of Trustees of the Trust (the “Board”), reserve the right to alternatively utilize the mean between the most recent bid and asked prices, should such prices be determined to more accurately represent valuation. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Non-mutual fund short-term investments held as collateral for loaned securities are valued at amortized cost, which approximates market value.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those Funds each business day.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

111

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

—	Level 1 — quoted prices in active markets for identical securities

—

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Certain foreign common stocks may utilize adjusted closing prices through an independent pricing service and, as such, would be classified under Level 2 inputs.

—	Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2010 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the expected lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income of the Balanced Allocation, Large Cap Core Equity, Large Cap Value and S&P 500 Index Funds, if any, are declared and paid quarterly. Dividends from net investment income of the International Equity, Large Cap Growth, Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Core Funds, if any, are declared and paid annually. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the Balanced Allocation and International Equity Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Balanced Allocation and International Equity Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

When-Issued and Delayed Delivery Transactions

The Balanced Allocation Fund may purchase or sell securities on a when-issued or delayed delivery basis for the purpose of enhancing its yield. These transactions (principally in mortgage-backed securities referred to as TBA’s or To Be Announced and COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking

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place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Fund may sell mortgage-backed TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price for future settlement. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains as collateral liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Repurchase Agreements

Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Derivative Financial Instruments

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract and is included in the respective Fund’s Statement of Assets and Liabilities. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The unrealized gain or loss on open futures contracts at May 31, 2010 is included in the respective Fund’s Schedule of Investments. The change in the unrealized gain or loss on open futures contracts and the gain or loss recognized upon the close of futures contracts for the year ended May 31, 2010 are included in the respective Fund’s Statement of Operations.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in a Fund’s Schedule of Investments to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Certain Funds, particularly the International Equity and Balanced Allocation Funds, may also use futures to gain cost efficient diversified exposure to a specific country or region. Equity Index futures are primarily used by the Equity Funds to maintain market exposure for short-term liquidity within a respective Fund. To accomplish such a strategy, a Fund may purchase an Index future to maintain market exposure in lieu of purchasing individual securities for portions of the Fund that are being held for short-term liquidity or other reasons. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Details of futures contracts open as of May 31, 2010 are included in the respective Fund’s Schedule of Investments. During the year ended May 31, 2010, the futures transactions executed by the Equity Funds were as follows:

	Notional Cost of Contracts May 31, 2009 (000)	Contracts Opened (000)	Contracts Closed (000)	Notional Cost of Contracts May 31, 2010 (000)
Balanced Allocation Fund	$ 728	$ 4,697	$ (4,764)	$ 661
International Equity Fund	4,311	44,560	(39,610)	9,261
Large Cap Growth Fund	–	19,620	(17,475)	2,145
Multi-Factor Small Cap Value Fund	91	1,305	(1,396)	–
S&P 500 Index Fund	667	21,056	(19,571)	2,152
Small Cap Core Fund	1,482	15,056	(13,840)	2,698

113

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Adviser

On September 29, 2009, Allegiant Asset Management Company (“Allegiant”), the former investment adviser to the Trust, merged with PNC Capital Advisors, Inc. (“PCA”), its affiliate, to form PNC Capital Advisors, LLC (“PNC Capital”) (“the Merger”). Allegiant became an affiliate of PCA upon the acquisition of its parent company, National City Corporation (“NCC”), by The PNC Financial Services Group, Inc. (“PNC Group”) on December 31, 2008. PNC Group subsequently determined to consolidate the institutional and mutual fund investment advisory operations of Allegiant with PCA to form the PNC Capital. References in this report to the “Adviser” concerning matters prior to September 29, 2009 refer to Allegiant and references concerning matters after September 29, 2009 refer to PNC Capital.

Investment Advisory and Sub-Advisory Fees

Fees paid by the Equity Funds pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of PNC Group, are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the next $75 million of assets managed and 0.50% of assets managed in excess of $200 million. GE Asset Management, Inc. (“GEAM”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, GEAM is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to GEAM as follows: 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million and 0.40% of assets managed in excess of $150 million. The Adviser may, from time to time, waive any portion of its fees or reimburse expenses of the Funds. Such waivers and expense reimbursements are voluntary and may be changed or discontinued at any time. The tables below list the advisory fees and waivers that were in effect on May 31, 2010.

Advisory Fee on Net Assets
Balanced Allocation Fund	0.75%
International Equity Fund	1.00%
Mid Cap Value Fund	0.75%

		Advisory Fee on Net Assets
	First $1 Billion	Next $500 Million	$1.5 Billion and Over	Fee Waiver*
Large Cap Core Equity Fund	0.75%	0.70%	0.65%	0.23%
Large Cap Growth Fund	0.75%	0.70%	0.65%	0.04%
Large Cap Value Fund	0.75%	0.70%	0.65%	–

*	These voluntary waivers are expected to remain in effect until May 31, 2011.

		Advisory Fee on Net Assets
	First $50 Million	Next $100 Million	$150 Million and Over
S&P 500 Index Fund*	0.15%	0.10%	0.075%

*	Prior to October 1, 2009, the advisory fee was calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

		Advisory Fee on Net Assets
	First $500 Million	Next $500 Million	$1 Billion and Over	Fee Waiver*
Multi-Factor Small Cap Core Fund	1.00%	0.95%	0.90%	0.40%
Multi-Factor Small Cap Growth Fund	1.00%	0.95%	0.90%	0.91%
Multi-Factor Small Cap Value Fund	1.00%	0.95%	0.90%	0.22%
Small Cap Core Fund	1.00%	0.95%	0.90%	–

*	These voluntary waivers are expected to remain in effect until May 31, 2011.

114

During the year ended May 31, 2010, the Adviser voluntarily implemented fee waivers to maintain the expense ratios of Class I, Class A and Class C Shares of certain Funds as follows:

	Total Annual Fund Operating Expenses after Fee Waivers*,**
	Class I	Class A	Class C
Large Cap Core Equity Fund	0.94%	1.24%	1.94%
Large Cap Growth Fund	0.98%	1.28%	1.98%
Multi-Factor Small Cap Core Fund	0.95%	1.24%	N/A
Multi-Factor Small Cap Growth Fund	0.95%	1.23%	1.95%
Multi-Factor Small Cap Value Fund	1.25%	1.55%	2.25%

*	These voluntary waivers are expected to remain in effect until May 31, 2011.
**	Fund Operating Expenses reflected here may vary from the expense ratios presented in the financial highlights as a result of the termination of the Class I Shares’ 12b-1 plan as well as the timing of the voluntary fee waivers implemented by the Adviser.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

Custodian Fees

On July 1, 2010, PNC Group sold the outstanding stock of PNC Global to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global changed its name to BNY Mellon Mellon Investment Servicing (US) Inc. (“BNY Mellon”). PFPC Trust Co. will not change its name until a later date to be announced.

PFPC Trust Co., an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the PNC Advantage Funds (“Advantage”), another registered investment company managed by the Adviser. For the period June 1, 2009 to January 31, 2010, the Custodian fees for the Trust and Advantage were calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. Effective February 1, 2010, the Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class C Shares pursuant to which the Funds compensate the Underwriter for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. For the year ended May 31, 2010, the 12b-1 fee accrual rates were as shown below:

		Annual Rate
	Class A		Class C
Balanced Allocation Fund	0.040%		0.75%
International Equity Fund	0.050%		0.75%
Large Cap Core Equity Fund	0.050%		0.75%
Large Cap Growth Fund	0.050%		0.75%

115

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

		Annual Rate
	Class A		Class C
Large Cap Value Fund	0.050%		0.75%
Mid Cap Value Fund	0.050%		0.75%
Multi-Factor Small Cap Core Fund	0.040%		0.75%
Multi-Factor Small Cap Growth Fund	0.030%		0.75%
Multi-Factor Small Cap Value Fund	0.050%		0.75%
S&P 500 Index Fund	0.005%		0.75%
Small Cap Core Fund	0.050%		0.75%

The Rule 12b-1 plan for Class I Shares was terminated June 18, 2009. Any balances accrued as of June 18, 2009 were returned to the Class I Shares of the respective Funds.

Trustees’ Fees

For the period June 1, 2009 to December 31, 2009, each Trustee received an annual fee of $45,000 plus either $4,500 for each combined Board of the Trust and Advantage meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $6,000 per year for their services in these capacities. Effective January 1, 2010, each Trustee receives an annual consolidated fee of $45,000 plus $3,000 for each combined Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to reimbursement of all out-of-pocket expenses incurred as a Trustee. The Co-Chairmen of the Board each receive an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the PNC Funds and PNC Advantage Funds based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. Prior to February 1, 2010, BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.0558% based on average daily net assets of the Trust’s Funds. Effective February 1, 2010, the Co-Administration fee changed to 0.05% of average daily net assets of the Trust. For their services as Co-Administrators during the year end May 31, 2010, approximately 40.37% was allocated to BNY Mellon and 59.63% was allocated to the Advisor in aggregate.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2010 include legal fees of $581,124 paid to Drinker Biddle & Reath LLP. Of this amount, the Equity Funds paid $103,147 to Drinker Biddle & Reath LLP.

On April 26, 2010, the Board approved Ropes & Gray LLP (“R&G”) to replace Drinker Biddle & Reath LLP as legal counsel to the Trust and Advantage.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2010, BNY Mellon received $1,994,452 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Equity Funds paid $1,014,187 to BNY Mellon.

116

Affiliated Holdings

The common stock of The PNC Financial Services Group, the indirect parent company of the Adviser, is included in the S&P 500® Index. Like the other stocks in the S&P 500® Index, the S&P 500 Index Fund will invest in the common stock of The PNC Financial Services Group in approximately the same proportion as the percentage The PNC Financial Services Group common stock represents in the S&P 500® Index. Dividends received from such investments are reported as “Dividends from affiliated holdings” in the Statements of Operations. Gains and/or losses from the sale of such investments are reported as “Net realized gain (loss) on affiliated investments sold” on the Statement of Operations.

Affiliated Funds

Pursuant to SEC rules, the Equity Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 8) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliated funds” in the Statements of Operations.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliated with the Adviser. The total net purchases and sales of affiliated holdings for the year ended May 31, 2010 are shown in the table below.

	PNC Advantage Institutional Money Market Fund (000)	PNC Money Market Fund (000)	BlackRock Liquidity Fund TempFund Portfolio (000)	Institutional Money Market Trust* (000)
Balanced Allocation Fund	$(23,643)	$ –	$(1,753)	$ 293
International Equity Fund	(1,258)	–	–	6,634
Large Cap Core Equity Fund	(29,552)	–	(2,528)	–
Large Cap Growth Fund	(19,993)	–	(1,912)	–
Large Cap Value Fund	(61,967)	–	(5,678)	–
Mid Cap Value Fund	(37,106)	–	(3,030)	–
Multi-Factor Small Cap Core Fund	(2,388)	–	(256)	–
Multi-Factor Small Cap Growth Fund	(883)	(41)	(107)	–
Multi-Factor Small Cap Value Fund	(11,115)	–	(897)	–
S&P 500 Index Fund	(18,304)	–	(1,714)	–
Small Cap Core Fund	(37,571)	–	(3,269)	–

*	Advised by BlackRock, Inc.

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at May 31, 2010 are included in the respective Fund’s Schedules of Investments.

4. Investments

During the year ended May 31, 2010, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$108,958	$178,870
International Equity Fund	215,995	230,806
Large Cap Core Equity Fund	98,347	208,940
Large Cap Growth Fund	213,951	314,602
Large Cap Value Fund	154,626	273,008
Mid Cap Value Fund	94,379	147,957

117

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

	Purchases (000)	Sales (000)
Multi-Factor Small Cap Core Fund	$24,670	$ 34,594
Multi-Factor Small Cap Growth Fund	30,850	44,419
Multi-Factor Small Cap Value Fund	47,400	68,031
S&P 500 Index Fund	19,679	38,914
Small Cap Core Fund	95,588	131,098

During the year ended May 31, 2010, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$39,128	$40,233

5. Federal Income Taxes

Each of the Equity Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions for the fiscal year ended May 31, 2010 and for all open tax years (years ended May 31, 2007 through May 31, 2009) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends and distributions paid during the years ended May 31, 2010 and May 31, 2009 were as follows:

	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Balanced Allocation Fund
2010	$ 2,537	$ –	$ –	$ 2,537
2009	3,770	–	–	3,770
International Equity Fund
2010	293	–	–	293
2009	6,941	–	–	6,941
Large Cap Core Equity Fund
2010	342	–	–	342
2009	770	2,122	–	2,892
Large Cap Growth Fund
2010	494	–	–	494
2009	905	–	–	905
Large Cap Value Fund
2010	4,939	–	–	4,939
2009	11,889	6,413	–	18,302
Mid Cap Value Fund
2010	170	–	–	170
2009	2,584	–	–	2,584
Multi-Factor Small Cap Core Fund
2010	436	–	–	436
2009	–	–	–	–
Multi-Factor Small Cap Value Fund
2010	–	–	–	–
2009	394	–	259	653

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	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
S&P Index Fund
2010	$1,901	$ 0	$0	$1,901
2009	2,537	1,465	–	4,002
Small Cap Core Fund
2010	–	–	–	–
2009	197	–	–	197

As of May 31, 2010, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gains (000)	Capital Loss Carryforward (000)	Post- October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Balanced Allocation Fund	$117,309	$ 222	$ –	$ (17,457)	$ (47)	$ (3,398)	$ (2)	$ 96,627
International Equity Fund	463,377	3,001	–	(99,235)	(6,654)	(38,055)	(4)	322,430
Large Cap Core Equity Fund	57,586	18	–	(40,864)	–	741	(1)	17,480
Large Cap Growth Fund	182,637	343	–	(78,984)	–	7,606	(2)	111,600
Large Cap Value Fund	393,191	664	–	(128,346)	–	(26,305)	(5)	239,199
Mid Cap Value Fund	210,047	860	–	(73,536)	(44)	(10,682)	(5)	126,640
Multi-Factor Small Cap Core Fund	29,802	150	–	(14,440)	–	2,960	(1)	18,471
Multi-Factor Small Cap Growth Fund	42,005	22	71	(17,890)	–	3,411	(1)	27,618
Multi-Factor Small Cap Value Fund	104,762	246	–	(69,147)	–	3,993	(1)	39,853
S&P 500 Index Fund	103,508	307	–	(8,482)	(526)	13,990	28	108,825
Small Cap Core Fund	211,755	–	–	(40,024)	–	13,966	52	185,749

      *Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through May 31, 2010 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in Passive Foreign Investment Companies (“PFICs”), wash sales, paydowns, foreign currency translation and dividends deemed paid upon shareholder redemption of fund shares. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Equity Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2010:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Balanced Allocation Fund	$ (3)	$ 1,092	$ (1,089)
International Equity Fund	(567)	(37,127)	37,694
Large Cap Core Equity Fund	–*	–	–*
Large Cap Growth Fund	–*	7,431	(7,431)
Large Cap Value Fund	–	1,915	(1,915)
Multi-Factor Small Cap Core Fund	(8)	8	–*

119

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Multi-Factor Small Cap Growth Fund	$(16)	$(19,319)	$19,335
Multi-Factor Small Cap Value Fund	57	(56)	(1)
Small Cap Core Fund	481	(9,060)	8,579
*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. At May 31, 2010, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2011	2012	2015	2016	2017	2018	Total
Balanced Allocation Fund(1)	$ –	$ –	$ –	$ –	$13,341	$ 4,116	$ 17,457
International Equity Fund(2)(4)	41,547	–	–	–	44,451	13,237	99,235
Large Cap Core Equity Fund(5)	–	–	–	12,984	–	27,880	40,864
Large Cap Growth Fund(1)(5)	–	–	–	33,653	–	45,331	78,984
Large Cap Value Fund(1)	–	–	–	–	84,196	44,150	128,346
Mid Cap Value Fund	–	–	–	10,365	42,477	20,694	73,536
Multi-Factor Small Cap Core Fund	–	–	32	1,691	8,865	3,852	14,440
Multi-Factor Small Cap Growth Fund(1)(3)(4)(6)	–	6,907	233	97	10,653	–	17,890
Multi-Factor Small Cap Value Fund	–	–	–	5,646	39,173	24,328	69,147
S&P 500 Index Fund	–	–	–	–	2,929	5,553	8,482
Small Cap Core Fund(2)(4)	–	–	–	–	37,079	2,945	40,024

(1)

Capital loss carryforwards in the amount of (in thousands) $1,089, $7,430, $1,915, and $105,311, for the Balanced Allocation Fund, Large Cap Growth Fund, Large Cap Value Fund, and Multi-Factor Small Cap Growth Fund, respectively, expired unused during the year ended May 31, 2010.

(2)	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective PNC Fund on February 1, 2010.

(3)

   The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with the Allegiant Multi-Factor Mid Cap Growth and Allegiant Small Cap Growth Funds on July 24, 2009.

(4)

   Capital loss carryforwards in the amount of (in thousands) $14,355, $7,325, and $954 for the International Equity Fund, Multi-Factor Small Cap Growth Fund, and Small Cap Core Fund, respectively, were written off due to limitations from the respective Funds’ mergers.

(5)	The Funds were subject to limitations not related to the respective Funds’ mergers.

(6)	During the year ended May 31, 2010, capital loss carry forwards of (in thousands) $ 1,588 were utilized to offset capital gains.

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity Funds.

	Class I		Class A		Class C
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09

Balanced Allocation Fund
Shares issued	1,828	2,807	52	111	7	5
Shares exchanged	–	–	–	353	–	–
Shares reinvested	258	376	22	29	1	2
Shares redeemed	(9,786)	(4,839)	(267)	(462)	(16)	(50)
Net increase (decrease)	(7,700)	(1,656)	(193)	31	(8)	(43)

120

	Class I		Class A		Class C
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
International Equity Fund
Shares issued	2,763	3,940	22	38	3	3
Shares from merger	8,786	–	87	–	8	–
Shares exchanged	–	–	–	45	–	–
Share reinvested	11	321	–	25	–	–
Shares redeemed	(7,668)	(5,147)	(173)	(258)	(10)	(31)
Net increase (decrease)	3,892	(886)	(64)	(150)	1	(28)

Large Cap Core Equity Fund
Shares issued	563	273	17	22	–	1
Shares exchanged	–	–	–	123	–	–
Shares reinvested	41	393	1	8	–	1
Shares redeemed	(15,690)	(1,125)	(78)	(151)	(3)	(8)
Net increase (decrease)	(15,086)	(459)	(60)	2	(3)	(6)

Large Cap Growth Fund
Shares issued	1,106	2,513	23	40	–	–
Shares exchanged	–	–	–	223	–	–
Shares reinvested	26	55	2	2	–	–
Shares redeemed	(9,374)	(11,098)	(191)	(307)	(2)	(8)
Net decrease	(8,242)	(8,530)	(166)	(42)	(2)	(8)

Large Cap Value Fund
Shares issued	3,045	6,226	78	90	1	4
Shares exchanged	–	–	–	303	–	–
Shares reinvested	243	942	34	121	–	1
Shares redeemed	(12,506)	(16,353)	(483)	(811)	(7)	(7)
Net decrease	(9,218)	(9,185)	(371)	(297)	(6)	(2)

Mid Cap Value Fund
Shares issued	1,887	3,573	1,216	3,029	18	124
Shares exchanged	–	–	–	205	–	–
Shares reinvested	11	139	–	81	(149)	6
Shares redeemed	(6,129)	(8,644)	(2,085)	(5,011)	–	(223)
Net decrease	(4,231)	(4,932)	(869)	(1,696)	(131)	(93)

Multi-Factor Small Cap Core Fund
Shares issued	266	1,149	3	10	–	–
Shares exchanged	–	–	–	–	–	–
Shares reinvested	53	–	–	–	–	–
Shares redeemed	(1,464)	(2,387)	(7)	(17)	–	–
Net decrease	(1,145)	(1,238)	(4)	(7)	–	–

Multi-Factor Small Cap Growth Fund
Shares issued	28	133	21	1	1	–
Shares from merger	1,981	–	2,162	–	16	–
Shares exchanged	–	–	–	–	–	–
Shares reinvested	–	–	–	–	–	–
Shares redeemed	(1,594)	(6)	(228)	(1)	(3)	–
Net increase	415	127	1,955	–	14	–

121

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

	Class I		Class A		Class C
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
Multi-Factor Small Cap Value Fund
Shares issued	407	1,028	91	670	3	12
Shares exchanged	–	–	–	443	–	–
Shares reinvested	–	37	–	27	–	1
Shares redeemed	(2,015)	(8,104)	(595)	(1,446)	(67)	(150)
Net decrease	(1,608)	(7,039)	(504)	(306)	(64)	(137)

S&P 500 Index Fund
Shares issued	1,674	6,641	434	406	50	19
Shares exchanged	–	–	–	206	–	–
Shares reinvested	168	378	32	76	1	4
Shares redeemed	(3,687)	(7,337)	(650)	(621)	(27)	(22)
Net increase (decrease)	(1,845)	(318)	(184)	67	24	1

Small Cap Core Fund
Shares issued	3,432	4,472	23	15	14	2
Shares from merger	3,257		55	–	20	–
Shares exchanged	–	–	–	22	–	–
Shares reinvested	–	14	–	–	–	–
Shares redeemed	(7,167)	(6,367)	(54)	(55)	(36)	(8)
Net increase (decrease)	(478)	(1,881)	24	(18)	(2)	(6)

Large Capital Stock Redemptions

On June 25, 2009, an affiliated shareholder placed a Capital Stock Redemption within the Class I Shares of the Large Cap Core Equity Fund totaling $107,671,775, which represented 85.67% of the Fund’s total net assets on that date.

7. Market and Credit Risk

Some countries in which certain of the Equity Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

The Balanced Allocation Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Equity Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in the Schedules of Investments.

8. Securities Lending

To generate additional income, the Equity Funds may lend their securities pursuant to securities lending agreements (“Lending Agreements”). The Balanced Allocation and International Equity Funds may lend their international securities pursuant to lending agreements with

122

PFPC Trust Co., the international securities lending agent, and other Equity Funds may lend their securities pursuant to securities lending agreements with Union Bank NA (“UB”), the domestic securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 101.5% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The domestic lending Funds receive and the international lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UB and PFPC Trust Co., respectively.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

10. Recent Accounting Pronouncement

In January 2010, FASB issued Accounting Standards Update (“the Update”) “Improving Disclosures about Fair Value Measurements”. The Update amends FASB Accounting Standards Codification Topic “Fair Value Measurements and Disclosures”, to require additional disclosures regarding fair value measurements. Certain disclosures required by the Update are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the Update will have on its financial statement disclosures.

11. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC was conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCC and the Adviser cooperated fully with the SEC in that examination. In connection with the SEC examination, the Board established a committee comprising independent members of the Board that (a) monitored the matter, (b) reviewed pertinent documents, (c) met with its special counsel, and (d) met with the Staff of the SEC and representatives of the Adviser. As recommended by the committee, the Trust and the Adviser entered into an agreement under which the Adviser made a one-time payment to the Trust. The payment was allocated among the Funds as recommended by the committee and did not result in a material impact on net asset value of any Fund. On November 9, 2007, The Adviser was notified by the SEC that they had concluded their examination and had no further requests or comments at that time.

12. Trade Gain paid by the Adviser

Effective March 11, 2009, a payment was made by the Adviser in the amount of $106,642 representing gains that accrued to the S&P 500 Index Fund as a result of the unwinding of trades processed in error.

13. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

123

PNC NOTICE TO SHAREHOLDERS

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2010 income tax purposes will be sent to them in early 2011. Please consult your tax advisor for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2010 tax year end, please consult you tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Multi-Factor Small Cap Growth Fund	$71

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Balanced Allocation Fund	43.46%
International Equity Fund	3.84%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	58.39%
S & P 500 Index Fund	100.00%

If a Fund meets the requirements of section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the United States is $0.278 per share (representing a total of $7,375,585). The total amount of taxes paid to such countries is $0.026 per share (representing a total of $684,489).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
Balanced Allocation Fund	47.36%
International Equity Fund	100.00%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	60.41%
S&P 500 Index Fund	100.00%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

124

PROXY VOTING AND QUARTERLY SCHEDULES OF INVESTMENTS

Proxy Voting

A description of the policies and procedures that PNC Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how pnc Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at pncfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

PFPC Trust Co.

8100 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road
King of Prussia, PA 19406

INVESTMENT ADVISER:

PNC FUNDS

AR-001-0610

ANNUAL REPORT

May 31, 2010

PNC Fixed Income Funds

PNC Tax Exempt Bond Funds

PNC FUNDS

  PNC FIXED INCOME AND

  TAX EXEMPT  BOND FUNDS

  ANNUAL REPORT

  FIXED INCOME FUNDS

  Bond Fund

  Government Mortgage Fund

  High Yield Bond Fund

  Intermediate Bond Fund

  Limited Maturity Bond Fund

  Total Return Advantage Fund

  Ultra Short Bond Fund

  TAX EXEMPT BOND FUNDS

  Intermediate Tax Exempt Bond
Fund

  Maryland Tax Exempt
Bond Fund

  Michigan Intermediate Municipal
Bond Fund

  Ohio Intermediate Tax Exempt
Bond Fund

  Pennsylvania Intermediate
Municipal Bond Fund

  Tax Exempt Limited Maturity
Bond Fund

  OTHER PNC FUNDS

  EQUITY FUNDS

  Balanced Allocation Fund

  International Equity Fund

  Large Cap Core Equity Fund

  Large Cap Growth Fund

  Large Cap Value Fund

  Mid Cap Value Fund

  Multi-Factor Small Cap Core Fund

  Multi-Factor Small Cap Growth Fund

  Multi-Factor Small Cap Value Fund

  S&P 500 Index Fund

  Small Cap Core Fund

  MONEY MARKET FUNDS

  Government Money Market Fund

  Money Market Fund

  Ohio Municipal Money Market Fund

  Pennsylvania Tax Exempt Money
Market Fund

  Tax Exempt Money Market Fund

  Treasury Money Market Fund

TABLE OF CONTENTS
Message from the Co-Chairmen	1
Message from the President	2
Fixed Income Funds Overview	8
Tax Exempt Bond Funds Overview	18
Expense Tables	29
Trustees and Officers of the Trust	32
Report of Independent Registered Public Accounting Firm	34
	Financial Highlights	Schedules of Investments
Bond Fund	35	48
Government Mortgage Fund	36	53
High Yield Bond Fund	37	55
Intermediate Bond Fund	38	58
Limited Maturity Bond Fund	39	63
Total Return Advantage Fund	40	69
Ultra Short Bond Fund	41	77
Intermediate Tax Exempt Bond Fund	42	82
Maryland Tax Exempt Bond Fund	43	85
Michigan Intermediate Municipal Bond Fund	44	88
Ohio Intermediate Tax Exempt Bond Fund	45	90
Pennsylvania Intermediate Municipal Bond Fund	46	93
Tax Exempt Limited Maturity Bond Fund	47	95
Investment Abbreviations and Definitions		99
Statements of Assets and Liabilities		100
Statements of Operations		108
Statements of Changes in Net Assets		112
Notes to Financial Statements		118
Notice to Shareholders		136
Proxy Voting and Quarterly Schedules of Investments		137

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Fixed Income and Tax Exempt Bond Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

	NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (PCA), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by Professional Funds Distributor LLC (PFD), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PCA and is not a bank.

©2010 The PNC Financial Services Group, Inc. All rights reserved.

PNC Fixed Income and Tax Exempt Bond Funds

MESSAGE FROM THE CO-CHAIRMEN

July 2010

Dear Shareholders:

We are pleased to provide you with important annual financial information about PNC Funds, the newly combined fund family comprising the former Allegiant Funds and PNC Funds Inc., as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2010, total assets of PNC Funds increased from $8.9 to $9.1 billion, primarily as a result of the fund combinations and market gains offset by shareholder outflows.

Your Board of Trustees, which now comprises certain Board members from both legacy fund families, extends a welcome to our new shareholders and looks forward to continuing to serve you.

We encourage investors who have questions about their investments to call Shareholder Services at 800-622-FUND (3863) or visit our website at pncfunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

John R. Murphy	Robert D. Neary
Co-Chairman	Co-Chairman

PNC Fixed Income and Tax Exempt Bond Funds

MESSAGE FROM THE PRESIDENT

“Economic conditions markedly improved during the 12 months ended May 31, 2010

Dear Shareholders:

We are pleased to present this annual report for the PNC Fixed Income and Tax Exempt Bond Funds which provides a detailed review of the markets, the portfolios and our management strategies.

The 12 months ended May 31, 2010, were especially eventful times for the PNC Fixed Income and Tax Exempt Bond Funds.

compared to the one	•	Each of the PNC Fixed Income and Tax Exempt Bond Funds generated solid positive absolute gains during the annual period.
year prior.…”	•

We continue to enhance our array of investment options. Effective September 30, 2009, PNC Capital Advisors, LLC, a Delaware limited liability company, was formed as a result of the merger of PNC Capital Advisors, Inc., investment adviser to PNC Funds, Inc., with its affiliate Allegiant Asset Management Company. In so doing, PNC Capital Advisors, LLC assumed the responsibility of investment adviser for the PNC Fixed Income and Tax-Exempt Funds as we increasingly drew on the proven experience of several of the portfolio managers from the predecessor investment advisers.

•

After receiving shareholder approval, the reorganization of portfolios of PNC Funds, Inc. into their respective acquiring Allegiant Fund occurred on February 1, 2010; and effective February 8, 2010, each investment portfolio of the Allegiant Funds was re-named as a PNC investment portfolio. For example, the Allegiant Bond Fund was re-named PNC Bond Fund.

•

We continue to believe that by offering the opportunity to diversify your investments among an array of taxable and tax-exempt fixed income, equity and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, PNC Fixed Income and Tax-Exempt Bond Funds’ portfolio managers discuss the management of their respective Funds over the annual period. The conversations highlight key factors influencing recent performance of the Funds. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12-month period, especially given the dramatic shift in conditions from one year prior.

Economic Review

Economic conditions markedly improved during the 12 months ended May 31, 2010, compared to the one year prior. Real Gross Domestic Product (“GDP”) had declined 5.7% in the first quarter of 2009, but then decreased a comparatively modest 0.7% in the second quarter of 2009 before increasing 2.2% and 5.6% in the third and fourth quarters of 2009, respectively. U.S. GDP grew 3.0% in the first quarter of 2010, and most economists are anticipating positive growth in the second quarter of 2010 as well.

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

The increase in real GDP in the first quarter of 2010 primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports and nonresidential fixed investment that were partly offset by negative contributions from state and local government spending and residential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased. That said, the deceleration in real GDP in the first quarter compared to the prior quarter primarily reflected decelerations in private inventory investment and in exports, a downturn in residential fixed investment, a larger decrease in state and local government spending, and a deceleration in nonresidential fixed investment that were partly offset by an acceleration in PCE and a deceleration in imports.

Several indicators supported GDP growth expectations for the second quarter of 2010. For example, sales at U.S. retailers fell in May for the first time in eight months, but this was due primarily to weak gasoline prices, the end of a home buyer tax credit that had boosted sales of building materials, and the winding down of incentives like tax rebates to buy energy-efficient appliances. Core retail sales, which correspond most closely with the consumer spending component of the government’s gross domestic product report, actually rose 0.1% after dropping 0.2% in April. Sales from nonstore retailers, which include online purchases, rose a healthy 2% in May, and were up 15.6% from the same period the previous year. There were also modest gains in sales by furniture stores, grocery stores and health and personal care stores, among others. Further, a jump in consumer sentiment during the last three months ended May 31, 2010 tempered fears of a slowing economic recovery. There were also indications that the economic recovery was on solid footing on the business side. The Commerce Department said business inventories hit a 10-month high in April 2010 (latest data available), while sales were at their highest level since October 2008. Inventories are a key component of gross domestic product changes over the business cycle and the rebuilding of merchandise stock from record low levels is one of the key drivers of the economy’s recovery.

Also on the positive side, inflation remained of little concern, at least for now. Oil prices rose from just over $66 per barrel at the end of May 2009 to just under $74 per barrel at the end of May 2010. Due primarily to the resultant sharp increase in energy prices overall, the Consumer Price Index rose at an annualized rate of 2.0% at the end of the annual period. Core inflation, which excludes food and energy prices, grew at just a 0.9% annualized rate, well below the 2.0% average annual increase over the past 10 years and matching April 2010 for the lowest annual increase in 44 years.

Still weighing on the economy was ongoing weakness in the labor market. The unemployment rate edged down to 9.7% in May 2010, having reached a 26 1/2 year high of 10.2% in October 2009, and total nonfarm payroll employment grew by 431,000 in May 2010. However, there were still approximately 15 million Americans unemployed. Also, the increase in employment overall reflected the hiring of 411,000 temporary employees to work on Census 2010, according to the U.S. Bureau of Labor Statistics. Private-sector employment changed little, with an increase of 41,000 jobs in May.

Fixed Income

As the annual period unfolded, the financial panic that had dominated in months prior subsided and a strong rally in “riskier” assets started, especially in credit-related products such as high-yield and investment-grade corporate bonds. Attractive valuations, a willingness to increase risk as early signs of economic recovery grew more evident, and massive amounts of liquidity caused spreads, or the difference in yields between non-Treasury and comparable-duration Treasury securities, to tighten dramatically. Investor confidence was also buoyed by accommodative monetary policy and the commitment of the Federal Reserve Board (the Fed) to maintain the targeted federal funds rate at its near-zero level for an extended period. (It should be noted that while many

“Still weighing on the economy was ongoing weakness in the labor market....”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

PNC Fixed Income and Tax Exempt Bond Funds

MESSAGE FROM THE PRESIDENT

“Overall, lower-quality issues dramatically out-performed higher- quality issues,...”

investors migrated from money market funds to longer-duration assets via short- to intermediate-term taxable and tax-exempt bond funds during the annual period in search of higher yields, investing in bond funds does involve greater risk than investing in money market funds. For example, if interest rates rise, bond fund values could decline.)

While virtually all non-Treasury sectors outperformed Treasuries for the annual period overall, U.S. Treasury securities still generated positive returns. For the annual period overall, two-year Treasury yields fell 0.21% to 0.76%, 10-year Treasury yields dropped 0.40% to 3.31%, and 30-year Treasury yields declined 0.33% to 4.22%.

High-yield corporate bonds overall were the best performers within the Barclays Capital U.S. Aggregate Bond Index, boosted primarily by a combination of attractive valuations, increased perception of reduced systemic risk and the growing belief that the recession is over. Commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment grade corporate bonds also generated strong excess returns over U.S. Treasuries. Mortgage-backed securities also outperformed Treasuries but more modestly, as the Fed ended its purchase program on March 31, 2010, thereby withdrawing major buyer support. Overall, lower-quality issues dramatically outperformed higher-quality issues and, in general, longer maturities (that is, those bonds with maturities of ten years or more) outperformed shorter maturities.

The tax-exempt bond market overall modestly outpaced the taxable fixed income markets for the annual period, boosted primarily by strong technicals, as the introduction of the Build America Bond (BAB) program diminished supply while demand for tax-exempt municipal bonds increased. Late in the first quarter of 2009 evidence of a decrease in the rate of economic contraction was increasingly visible. These are the so-called “green shoots” seen in a variety of economic indicators in the U.S. and abroad. Second quarter real GDP is now expected to be “less bad” than the first quarter, contracting at around a 2.5 percent annualized rate. While the slower rate of contraction is a hopeful sign that better conditions will follow later in the year, it looks good now only in comparison to the truly awful preceding quarters.

Equities

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

Virtually all of the major U.S. equity indices enjoyed robust double-digit gains during the 12 months ended May 31, 2010, as the equity market rally that began in early March 2009 continued with investors factoring into stock prices the prospects for economic recovery. This is not to say that the period was without volatility.

Through September, several big themes drove the equity market. Positive statements about the recession likely being over from Fed Chairman Ben Bernanke contributed some optimism. Investors appeared to agree that massive economic stimulus programs and packages had been put in place and that stimulus should be allowed to work its way through the financial system. The popular “cash for clunkers” program helped spur auto sales and managed to get consumers to spend. A falling dollar boosted commodity stocks and the stocks of companies doing a majority of their business outside the United States. Financial stocks continued to recover from the crushing they had absorbed into March. Technology’s strength continued. Some outliers bottomed and rebounded sharply. On the downside, while Wall Street staged a robust rally, concerns about Main Street remained.

Equities closed out the final quarter of 2009 on a high note, brushing off a weak October and fears at the end of November that losses in the small emirate of Dubai could imperil the nascent economic rebound, to post solid gains as investors welcomed improving economic growth. Indeed, economic data, while mixed, displayed positive trends on several key fronts during the quarter. The housing market continued to show signs of life, as sales of existing homes were up from their lows of one year prior. The manufacturing sector, which was hit particularly hard in the downturn, also staged a rebound. Another positive sign for the recovery was solid corporate earnings, which largely outpaced analyst estimates. The biggest areas of concern remained those around the consumer and the persistently high unemployment rate.

After slipping again in January, the equity market advanced robustly through April 2010. The equity market’s gains were supported primarily by strong corporate earnings overall and a better than expected contribution from consumers to the recovering economy. Further, the U.S. dollar strengthened, the major beneficiary of concerns surrounding the euro. May, however, saw significant equity market declines. Indeed, it was the worst month for the S&P 500® Index since February 2009, as economic worries heightened, a North Korean general threatened “all out war,” a cut in Spain’s debt rating by Fitch followed on the heels of Greece’s much-headlined debt troubles, and oil continued to leak into the Gulf region.

In all, mid-cap stocks within the U.S. equity market performed best (Russell Midcap® Value Index), followed closely behind by small-cap stocks (Russell 2000® Index). Large-cap stocks also generated double-digit gains (Russell 1000® Index), but lagged a bit further behind. Value stocks outperformed growth stocks across the capitalization spectrum (Russell 1000® Value Index versus Russell 1000® Growth Index).

International equity markets overall, as measured by the MSCI EAFE® Index, posted positive but far more modest gains than the U.S. equity markets. Consumer staples was the best performing sector, followed by industrials and materials. Utilities and energy generated negative returns for the annual period. Australia, Sweden and Singapore were the best performing individual country markets within the MSCI EAFE® Index. Not surprisingly, Greece was by far the worst performing market. Several other peripheral European markets, including Italy, Portugal, Spain, Finland, Ireland and Austria, also posted negative returns for the annual period. The emerging equity markets as a whole significantly outperformed the developed equity markets on a relative basis during the 12 months ended May 31, 2010, posting returns more in line with those of the U.S. equity market.

Money Markets

Compared to the prior fiscal year, the annual period ended May 31, 2010 was much less “exciting” and eventful, with the Fed maintaining the targeted federal funds rate near zero and thus driving the dominant theme in the taxable and tax-exempt money markets — that is, low yields.

Our View Ahead

In our view, the U.S. economy is moving from recovery to slow expansion and the liquidity and credit crises have abated. Thus, we look for U.S. economic growth in the 2.5% to 3.5% range during calendar year 2010. Assuming this growth rate materializes, after falling by nearly 6% from peak output in 2007 to the trough in mid-2009, domestic GDP will have nearly regained its former peak by the end of 2010.

“Virtually all of the major U.S. equity indices enjoyed robust double-digit gains during the 12 months ended May 31, 2010,...”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

PNC Fixed Income and Tax Exempt Bond Funds

MESSAGE FROM THE PRESIDENT

“The targeted federal funds rate is expected to remain below 1% through late 2010.”

We believe economic growth is likely to appear stronger as the lagged effects of massive monetary and fiscal stimulus continue to work through the system, and we see a release of pent up demand from what was an unusually harsh winter for much of the country. The various consumer and housing stimulus measures may indeed have the desired effect over the short term. Moreover, the increase in corporate profitability witnessed during the annual period overall often leads to capital spending, a reversal of what we saw during the Great Recession. Additionally, the industrial side of the economy has enjoyed a strong recovery with production rising since last spring. Also, on the positive side, labor markets remain weak, but appear to be stabilizing. The targeted federal funds rate is expected to remain below 1% through late 2010.

We maintain a positive outlook on U.S. large cap equity markets, as operating profits for companies in the S&P 500® Index are estimated to grow approximately 30% for 2010. The price/forward earnings ratio of 13.0x has rebounded from compressed levels and was, at the end of May, in line with historical averages.

Fixed income markets were fairly valued at the end of the annual period but remained vulnerable to quick sentiment changes. Unfortunately, in our view, 2011 will likely see a rise in tax rates as certain Bush-era tax cuts expire, which will likely lead to a concomitant slowdown in consumer spending. Unless employment rises strongly in the interim, the tax increases will diminish real disposable income in aggregate, so there is little doubt Congress will debate reversing or postponing the tax cut expiration. Given the markets waning appetite for government debt relative to non-government debt, this may provoke a negative reaction in the bond market. We have witnessed just this past spring what markets can do to usually sacrosanct government debt if profligate governments indefinitely postpone fiscal sensibility, and hence, lose credibility with their investors. Interest rates on Treasury securities could be vulnerable to sharp, unanticipated increases notwithstanding the economic fundamentals.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. By staying invested in assets allocated based on your individual goals, you mitigated the effects of the severe correction seen during the prior fiscal year and successfully participated in the upside of strong rallies, such as that seen in the equity markets and non-Treasury fixed income sectors during the annual period ended May 31, 2010.

We also commend you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Funds

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010	President and Chief Investment Officer PNC Capital Advisors, LLC

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PNC Fixed Income Funds

OVERVIEW

May 31, 2010

Andrew D. Harding Chief Investment Officer, Fixed Income

How did the taxable fixed income market perform over the last year?

The taxable fixed income market experienced substantial volatility during the last 12 months, but overall generated strong positive returns. The Barclays Capital U.S. Aggregate Bond Index(1) produced an 8.42% total return for the one-year period ended May 31, 2010.

The combination of improving financial conditions and better economic data led to a dramatic increase in demand for riskier fixed income assets during the annual period. Indeed, as investors sustained their strong appetite for risky assets, all spread, or non-Treasury, sectors outperformed U.S. Treasuries for the annual period. High yield corporate bonds were the best performing sector. Commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment grade corporate bonds also generated strong excess returns over U.S. Treasuries. Mortgage-backed securities also outperformed Treasuries but more modestly, as the Federal Reserve Board (the Fed) ended its purchase program at the end of March 2010.

Treasury yields vacillated through the annual period along with news of gradually improving economic reports, better corporate earnings, European sovereign debt and financial sector concerns, but declined overall. Yields on two-year Treasuries declined 21 basis points (0.21%), the five-year Treasury yield fell 45 basis points (0.45%), and the ten-year Treasury yield declined 40 basis points (0.40%). The yield on the 20-year Treasury declined 51 basis points (0.51%), and the 30-year Treasury yield fell 33 basis points (0.33%). For the annual period overall, the yield curve remained steep but flattened just a bit, with the differential between the 2- and 10-year Treasury notes shifting from 274 basis points at the start of the annual period to 255 basis points at the end of May 2010.

What factors impacted the Funds’ performance?

PNC Bond Fund

During the fiscal year ended May 31, 2010, the Bond Fund returned 7.07% to C shares investors(2) and 9.16% to I shares investors. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index(1), returned 8.42%. The Average Intermediate Investment Grade Debt Peer returned 12.59%(3) during the period.

The Fund benefited most during the annual period from effective sector allocation. Having an underweighted position in U.S. Treasuries and overweighted exposures to ABS, CMBS and investment grade corporate bonds particularly boosted the Fund’s results relative to the benchmark. Issue selection within investment grade corporate bonds also helped, especially an emphasis on financials. Detracting somewhat from Fund results was issue selection within ABS and CMBS, where the Fund had a focus on higher quality bonds during a time when lower quality securities outperformed.

The Fund maintained a rather neutral duration to its benchmark index through most of the annual period and was underweight the short-term end of the yield curve. The Fund’s duration positioning had a slightly negative impact on performance for the annual period overall, as interest rates declined rather sharply. Yield curve positioning had little impact on Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund’s effective duration stood at 4.41 years at the end of May 2010.

PNC Government Mortgage Fund

During the fiscal year ended May 31, 2010, the Government Mortgage Fund returned 4.20% to C shares investors(2) and 6.37% to I shares investors. The Fund’s benchmark, the Barclays Capital Fixed Rate Mortgage-Backed Securities Index(4), returned 6.51%. The Average U.S. Peer returned 9.44%(3) during the period.

The Fund benefited most during the annual period from individual issue selection, especially its emphasis on higher coupon and more seasoned pass-through mortgages, as the prepayment environment was benign through most of the year. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage originator through a government agency or investment bank to investors. We reduced a portion of the Fund’s overweight to higher coupon pass-through mortgages during the first months of 2010 to extend duration. The Fund’s effective duration stood at 2.93 years at the end of May 2010. Detracting somewhat from the Fund’s results was an underweight to GNMA (Ginnie Mae) pass-through mortgages.

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PNC High Yield Bond Fund

During the fiscal year ended May 31, 2010, the High Yield Bond Fund returned 19.43% to A shares investors(5) and 25.47 to I shares investors. The Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Index(6), returned 28.79%. The Average High Current Yield Peer returned 26.17%(3) during the period.

While the Fund generated robust absolute gains during the annual period as the high yield corporate bond market enjoyed a spectacular run of equity-like returns, it lagged on a relative basis due primarily to its tilt toward higher rated, higher quality issuers. From the beginning of the annual period to the end, the Fund held approximately 10% of its total net assets in investment grade securities rated BBB or higher. The Fund was substantially underweight securities rated CCC and below. Meanwhile, distressed and lower rated issuers generally performed better than higher rated issuers during the annual period. For example, the Barclays Capital U.S. Aggregate Bond Index, which measures investment grade securities, returned 8.42% for the annual period. Within the Barclays Capital U.S. Corporate High-Yield Index, the higher quality BB-rated and B-rated components of the benchmark index returned 23.3% and 20.9%, respectively, for the annual period. The lower quality components of the benchmark index — the Ca-D rated segment and the CCC-rated segment — returned 70.8% and 42.2%, respectively.

The best performing securities within the Fund during the annual period were those in the automotive sector and CCC-rated credits across a wide variety of industries. Detracting from Fund results was having only a modest exposure to the financials sector. Many financials-related securities had been downgraded during the previous year and subsequently rallied strongly during the annual period.

PNC Intermediate Bond Fund

During the fiscal year ended May 31, 2010, the Intermediate Bond Fund returned 5.48% to C shares investors(2) and 7.58% to I shares investors. The Fund’s benchmark, the Barclays Capital Intermediate U.S. Government/Credit Bond Index(7), returned 7.33%. The Average Short-Intermediate Investment Grade Debt Peer returned 9.58%(3) during the period.

The Fund benefited most during the annual period from effective sector allocation. Having underweighted positions in U.S. Treasuries and agency securities and an overweighted exposure to ABS particularly boosted the Fund’s results. Issue selection within investment grade corporate bonds also helped, especially an emphasis on financials. Detracting somewhat from Fund results was an overweight to mortgage-backed securities, positioning within the investment grade corporate bond sector, and issue selection within ABS, where the Fund had a focus on higher quality bonds during a time when lower quality securities outperformed.

The Fund maintained a rather neutral duration to its benchmark index through most of the annual period and was underweight the short-term end of the yield curve. The Fund’s duration positioning had a modestly positive impact on performance for the annual period overall. Yield curve positioning had little impact on Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund’s effective duration stood at 4.01 years at the end of May 2010.

PNC Limited Maturity Bond Fund

During the fiscal year ended May 31, 2010, the Limited Maturity Bond Fund returned 1.46% to C shares investors(2) and 3.50% to I shares investors. The Fund’s benchmark, the Merrill Lynch 1-3 Year U.S. Corporate/Government Index(8), returned 3.52%. The Average Short Investment Grade Debt Peer returned 7.15%(3) during the period.

The Fund benefited most during the annual period from effective sector allocation. Issue selection overall detracted. More specifically, having underweighted positions in U.S. Treasuries and agency securities and an overweighted exposure to ABS boosted the Fund’s results. Detracting from Fund results was both positioning and issue selection within investment grade corporate bonds. Issue selection was weak within ABS, where the Fund had a focus on higher quality bonds during a time when lower quality securities outperformed.

The Fund shifted between a rather neutral to a shorter-than-benchmark duration during the annual period as we anticipated pressure on yields in the short maturity portions of the yield curve. The Fund was underweight the short-term end of the yield curve. The Fund’s duration and yield curve positioning had a modestly positive impact on performance for the annual period overall. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund’s effective duration stood at 1.6 years at the end of May 2010.

PNC Total Return Advantage Fund

The benchmark index of the PNC Total Return Advantage Fund changed from the Barclays Capital Government/Credit Index(9) to the Barclays Capital U.S. Aggregate Bond Index effective October 1, 2009. Effective February 1, 2010, PNC Total Return Bond Fund merged into PNC Total Return Advantage Fund while remaining accounting survivor.

During the fiscal year ended May 31, 2010, the Total Return Advantage Fund returned 7.87% to C shares investors(2) and 9.90% to I shares investors. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index(1), returned 8.42%. The Average A Rated Corporate Debt Peer returned 13.47%(3) during the period.

The Fund benefited most during the annual period from effective sector allocation. Issue selection overall detracted. More specifically, having underweighted positions in U.S. Treasuries and agency securities and overweighted allocations to CMBS, high yield corporate bonds, ABS and investment grade corporate bonds boosted the Fund’s results. Issue selection within mortgage-backed securities also helped. Detracting from Fund results was positioning within the mortgage-backed securities sector and weak issue selection within the CMBS, ABS, and high yield corporate bond sectors, where the Fund had a focus on higher quality bonds during a time when lower quality securities outperformed. Issue selection within investment grade corporate bonds also hindered relative performance in this environment.

PNC Fixed Income Funds

OVERVIEW

May 31, 2010

The Fund maintained a rather neutral duration to its benchmark index through most of the annual period and was underweight the short-term end of the yield curve. The Fund’s duration positioning had a positive impact on performance for the annual period overall. Yield curve positioning had little impact on Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund’s effective duration stood at 4.46 years at the end of May 2010.

PNC Ultra Short Bond Fund

During the fiscal year ended May 31, 2010, the Ultra Short Bond Fund returned 0.26% to A shares investors(2) and 1.54% to I shares investors. The Fund’s benchmark, the Merrill Lynch 1 Year Treasury Index(10), returned 0.89%. The Average Short Investment Grade Debt Peer returned 7.15%(3) during the period.

Given that spread, or non-Treasury sectors, outperformed duration-equivalent U.S. Treasuries during the annual period and the Fund’s benchmark is comprised solely of U.S. Treasuries, sector allocation contributed most positively to the Fund’s performance. More specifically, a significantly underweighted exposure to U.S. Treasuries, given favorable risk-adjusted yields in other sectors, and overweighted exposure to out-of-Index non-Treasury sectors, such as investment grade corporate bonds, mortgage-backed securities and ABS, boosted the Fund’s relative results. The Fund maintained a short duration relative to its benchmark index through most of the annual period, given the expected pressure on the short-term segment of the yield curve. This duration positioning was a modest detractor from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund’s effective duration stood at 0.75 years at the end of May 2010.

What are your thoughts going into the next 12 months? How are the Funds positioned?

The U.S. economy is moving from recovery to slow expansion. We believe that after falling by nearly 6% from peak output in 2007 to the trough in mid-2009, domestic GDP will have nearly regained its former peak by the end of 2010 — assuming that the economy grows at a 3% rate in the current year.

Given this view, the PNC taxable fixed income funds remain overweight the non-Treasury segments of the investment grade bond market, still seeing some value within the corporate and structured product sectors. While spreads moved tighter through most of the annual period, we believe that corporate yield spreads can possibly move tighter as the supply from the U.S. government may push their yields toward the corporate market levels. Currently, we are keeping the Funds’ duration in a neutral duration range on intermediate-term mandates and modestly short in duration on short-term mandates. The economy may enjoy a modest bounce later in the year as pent-up demand from the long recession comes to the fore. As such, U.S. Treasury yields may come under some pressure. Given our medium term outlook for benign core inflation, such a backup may present opportunities to pick up additional yield via extensions on the yield curve. Moreover, when the Fed begins to re-enter the markets in a tightening fashion, the short-term portion of the yield curve would appear to be the most vulnerable to a quick yield adjustment higher. Of course, the uncertainty of the extent of the ripple effect of the sovereign debt crisis in Greece and several of the other peripheral European nations may serve as a caution to this view. Additionally, the domestic economy faces the uncertainty of Federal tax and spending policy in 2011, as well as the current pressure on state and local government finances who are forced to balance their books annually. A decisive shift toward fiscal rectitude in the coming year by the Federal government may give the Treasury bond market comfort, but may simultaneously hinder the consumer recovery.

(1)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged, market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(3)	Peer-group performance is derived from data provided by Lipper, Inc.
(4)

The Barclays Capital Fixed Rate Mortgage-Backed Securities Index, a widely-used unmanaged index of mortgage-backed securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)	Performance of Class A shares assumes the deduction of the maximum applicable sales charge.
(6)

The Barclays Capital U.S. Corporate High Yield Index, an unmanaged index representative of the U.S. corporate high-yield fixed income markets, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(7)

The Barclays Capital Intermediate U.S. Government/Credit Bond Index, an unmanaged index representative of intermediate term bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(8)

The Merrill Lynch 1-3 Year U.S. Corporate/Government Index, an unmanaged, market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(9)

The Barclays Capital U.S. Government/Credit Index, an unmanaged, widely recognized index of government and corporate debt securities rated investment grade or better, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(10)

The Merrill Lynch 1-Year Treasury Index, an unmanaged, market capitalization weighted index including U.S. Treasuries, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

The tables below present portfolio holdings as of May 31, 2010 as a percentage of total investments before short term investments purchased with collateral from securities loaned, if any, for each of the PNC Fixed Income Funds.

Bond Fund
Corporate Bonds	30.7%
Federal National Mortgage Association	24.8
U.S. Treasury Notes	9.9
Asset Backed Securities	8.5
Collateralized Mortgage Obligations	7.9
U.S. Treasury Bonds	6.5
Affiliated Money Market Fund	4.3
U.S. Treasury Inflationary Index Bond	3.5
Commercial Mortgage-Backed Securities	3.0
Government National Mortgage Association	0.7
Federal Home Loan Mortgage Corporation	0.2
100.0%

Government Mortgage Fund
Federal National Mortgage Association	71.1%
Federal Home Loan Mortgage Corporation	9.3
Government National Mortgage Association	9.2
Collateralized Mortgage Obligations	7.9
Affiliated Money Market Fund	2.5
100.0%

High Yield Bond Fund
Corporate Bonds	88.9%
Affiliated Money Market Fund	11.0
Preferred Stocks	0.1
100.0%

Intermediate Bond Fund
Corporate Bonds	43.7%
U.S. Treasury Notes	29.2
Federal National Mortgage Association	9.9
Asset Backed Securities	9.6
Collateralized Mortgage Obligations	3.3
U.S. Treasury Inflationary Index Bond	3.3
Affiliated Money Market Fund	0.7
Commercial Mortgage-Backed Security	0.3
100.0%

Limited Maturity Bond Fund
U.S. Treasury Notes	30.1%
Corporate Bonds	27.2
Asset Backed Securities	16.0
Collateralized Mortgage Obligations	10.8
Federal National Mortgage Association	7.8
Federal Home Loan Mortgage Corporation	4.1
Affiliated Money Market Fund	1.7
Federal Home Loan Bank	1.2
Commercial Mortgage Backed Securities	1.1
100.0%

Total Return Advantage Fund
Corporate Bonds	35.8%
Federal National Mortgage Association	18.7
Asset Backed Securities	8.7
U.S. Treasury Notes	8.6
Federal Home Loan Mortgage Corporation	7.5
Commercial Mortgage-Backed Securities	5.7
Collateralized Mortgage Obligations	4.4
U.S. Treasury Bonds	4.3
Affiliated Money Market Fund	3.4
Government National Mortgage Association	1.7
U.S. Treasury Inflationary Index Bond	0.7
Loan Agreements	0.4
Preferred Stocks	0.1
100.0%

Ultra Short Bond Fund
U.S. Treasury Notes	33.1%
Asset Backed Securities	18.9
Collateralized Mortgage Obligations	17.5
Corporate Bonds	15.5
Federal Home Loan Mortgage Corporation	5.8
Affiliated Money Market Fund	3.4
Federal National Mortgage Association	3.0
Federal Home Loan Bank	2.8
100.0%

PNC Fixed Income Funds

OVERVIEW
May 31, 2010

Growth of a $10,000 Investment*(a)(b)

*The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares. The performance Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.

(2) The Barclays Capital Fixed Rate Mortgage-Backed Securities Index is a widely used unmanaged index of mortgage-backed securities.

(3) Peer-group performance is derived from data provided by Lipper Inc.

Growth of a $10,000 Investment*(a)(b)

*The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares only, with the exception of the High Yield Bond Fund, which presents Class I and Class A Shares. The performance of Class A and Class C Shares (except for the High Yield Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(c) Performance of Class A Shares reflects Class A Shares’ maximum sales charge.

(1) The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index representative of the U.S. corporate high-yield fixed income markets.

(2) The Barclays Capital Intermediate U.S. Government/Credit Bond Index is an unmanaged index representative of intermediate term bonds.

(3) Peer-group performance is derived from data provided by Lipper Inc.

PNC Fixed Income Funds

OVERVIEW

May 31, 2010

Growth of a $10,000 Investment*(a)(b)

*The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1) The Merrill Lynch 1-3 Year U.S. Corporate/Government Index is an unmanaged market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds.

(2) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.

(3) Peer-group performance is derived from data provided by Lipper Inc.

(4) The Barclays Capital U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better.

Growth of a $10,000 Investment*(a)

*The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class A Shares. The performance of Class A may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class A Shares reflects Class A Shares’ maximum sales charge.

(1) The Merrill Lynch 1-Year U.S. Treasury Index is an unmanaged market capitalization weighted index including U.S. Treasuries.

(2) Peer-group performance is derived from data provided by Lipper Inc.

PNC Fixed Income Funds

OVERVIEW

Average Annual Total Returns as of 5/31/2010 (1)

Bond Fund (2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	10/31/88	9.16%	6.04%	4.73%	5.79%	6.45%	N/A	N/A	0.58%	0.58%
Class A Shares	10/31/88	4.07%	4.14%	3.51%	5.06%	6.01%	4.50%	N/A	0.86%	0.86%
Class C Shares	6/12/00	7.07%	5.00%	3.72%	4.77%	5.43%	N/A	1.00%	1.58%	1.58%
Average	Intermediate
Investment Grade Debt Peer(4)		12.59%	5.54%	4.38%	5.82%	6.72%	N/A	N/A	N/A	N/A
Barclays Capital U.S. Aggregate
Bond Index		8.42%	6.88%	5.33%	6.52%	7.28%	N/A	N/A	N/A	N/A

Government Mortgage Fund (3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	11/12/92	6.37%	7.40%	5.70%	6.10%	5.93%	N/A	N/A	0.60%	0.60%
Class A Shares	11/12/92	1.28%	5.50%	4.48%	5.35%	5.41%	4.50%	N/A	0.88%	0.88%
Class C Shares	6/21/00	4.20%	6.31%	4.67%	5.12%	4.98%	N/A	1.00%	1.60%	1.60%
Average U.S. Mortgage Peer(4)		9.44%	5.12%	4.26%	5.29%	5.07%	N/A	N/A	N/A	N/A
Barclays Capital Fixed Rate
Mortgage-Backed Securities
Index		6.51%	7.76%	6.13%	6.66%	6.51%	N/A	N/A	N/A	N/A

High Yield Bond Fund
	Date of Inception	1 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	4/29/08	25.47%	5.35%	N/A	N/A	0.97%	0.76%
Class A Shares	4/29/08	19.43%	2.83%	4.50%	N/A	1.23%	1.02%
Average High Current Yield Peer(4)		26.17%	4.98%	N/A	N/A	N/A	N/A
Barclays Capital U.S. Corporate High Yield
Index		28.79%	8.80%	N/A	N/A	N/A	N/A

Intermediate Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/20/89	7.58%	6.77%	5.10%	5.74%	6.22%	N/A	N/A	0.54%	0.54%
Class A Shares	4/15/91	2.46%	4.88%	3.87%	4.98%	5.70%	4.50%	N/A	0.82%	0.82%
Class C Shares	5/30/00	5.48%	5.74%	4.09%	4.74%	5.34%	N/A	1.00%	1.54%	1.54%
Average Short-Intermediate
Investment Grade Debt Peer(4)		9.58%	5.12%	4.14%	5.19%	5.85%	N/A	N/A	N/A	N/A
Barclays Capital Intermediate
U.S. Government/Credit Bond
Index		7.33%	6.50%	5.06%	6.10%	0.50%	N/A	N/A	N/A	N/A

Average Annual Total Returns as of 5/31/2010 (1)

Limited Maturity Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/7/94	3.50%	4.98%	4.41%	4.40%	4.79%	N/A	N/A	0.51%	0.51%
Class A Shares	9/9/94	1.11%	4.00%	3.72%	3.94%	4.48%	2.00%	N/A	0.79%	0.79%
Class C Shares	1/27/00	1.46%	3.94%	3.38%	3.40%	3.81%	N/A	1.00%	1.51%	1.51%
Average Short Investment Grade
Debt Peer(4)		7.15%	3.31%	3.37%	3.98%	4.51%	N/A	N/A	N/A	N/A
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index		3.52%	5.02%	4.42%	4.76%	5.23%	N/A	N/A	N/A	N/A
Total Return Advantage Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	3/1/98	9.90%	7.86%	5.85%	6.19%	5.76%	N/A	N/A	0.59%	0.59%
Class A Shares	9/30/02	4.38%	5.72%	4.37%	5.17%	4.83%	4.50%	N/A	0.87%	0.87%
Class C Shares	9/30/02	7.87%	6.81%	4.81%	5.13%	4.70%	N/A	1.00%	1.59%	1.59%
Average A Rated Corporate
Debt Peer(4)		13.47%	5.11%	4.10%	5.78%	5.14%	N/A	N/A	N/A	N/A
Barclays	Capital U.S.
Government/Credit Index		8.64%	6.66%	5.02%	6.50%	5.94%	N/A	N/A	N/A	N/A
Barclays Capital U.S. Aggregate
Bond Index		8.42%	6.88%	5.33%	6.52%	6.00%	N/A	N/A	N/A	N/A
Ultra Short Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/2/02	1.54%	3.71%	3.81%	3.08%	N/A	N/A	0.38%	0.38%
Class A Shares	1/6/03	0.26%	3.16%	3.37%	2.70%	1.00%	N/A	0.66%	0.66%
Average Short Investment Grade
Debt Peer(4)		7.15%	3.31%	3.37%	3.03%	N/A	N/A	N/A	N/A
Merrill Lynch 1 Year U.S. Treasury
Index		0.89%	3.26%	3.51%	2.81%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

** Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

*** Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, where applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(2)  Performance information prior to June 9, 2000 represents the performance of the Parkstone Bond Fund, which was reorganized into the Allegiant Bond Fund on that date.

(3) Performance information prior to June 9, 2000 represents the performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

(4) Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2010

Stephen Winterstein Portfolio Manager, Municipal Fixed Income

How did the tax-exempt fixed income market perform over the last year?

Overall, the tax-exempt fixed income market, as represented by the broad Barclays Capital Municipal Bond Index, rallied strongly during the annual period. Yields across the tax-exempt yield curve, or spectrum of maturities, moved lower. There was also a credit rally, wherein credit spreads, or the difference in yields between mid- to lower-quality municipal bonds and duration-equivalent AAA-rated municipals, tightened across the tax-exempt yield curve. The municipal bond yield curve flattened modestly from June 2009 through May 2010, meaning the difference in yields between shorter-term and longer-term municipal securities narrowed a bit. The broad Barclays Capital Municipal Bond Index(1) was up 8.52% for the one-year period ended May 31, 2010. As such, the tax-exempt fixed income market modestly outperformed the taxable fixed income market, as measured by the 8.42% return of the Barclays Capital U.S. Aggregate Bond Index(2), for the annual period.

What factors affected your performance?

Several factors contributed to the tax-exempt bond market’s strength during the annual period. First, the introduction of the Build America Bond (BAB) program ushered in a new paradigm for the tax-exempt bond market during the annual period, skewing the supply/demand equation and creating attractive technicals. The BAB program, introduced via the American Recovery and Reinvestment Act (ARRA), authorized state and local governments to issue BABs as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on BABs equal to 35% of the total coupon interest paid to investors. The program is intended to assist state and local governments in financing capital projects at lower borrowing costs and to stimulate the economy and create jobs. Heavy BAB issuance during the annual period had the effect of taking new issue supply out of the tax-exempt bond market, particularly at the long-term end of the yield curve. As the lack of new issuance, partly due to the BAB program, forced a significant amount of investor cash to chase fewer tax-exempt bonds, the price of remaining newly issued tax-exempt municipal bonds was bid up in the secondary market. This, in turn, led to the robust performance of tax-exempt bonds across the spectrum of maturities.

Further, demand for tax-exempt bonds increased, fueled in part by the absolute values offered relative to other fixed income sectors. Near-zero yields offered by money market mutual funds, combined with an ebbing of investor risk aversion, served to entice investors to take on somewhat more interest rate risk and longer durations to achieve higher yields. The result was the flows into municipal bond mutual funds were very strong during the annual period. The biggest benefactor of the migration from money market funds to longer-duration assets were short- to intermediate-term municipal bond mutual funds.

Finally, application of a global rating scale gave investors further reason to favor municipal bonds over other asset classes. Moody’s and Fitch, two of the three major credit rating agencies, announced in March a long-anticipated launch in April 2010 of a “recalibration” of their ratings for municipal securities, based upon the more broadly-recognized global criteria used for corporate debt. The effect of this change was higher credit quality ratings for most municipal bond issuers, which, in turn, was expected to reduce borrowing costs as these issuers came to market.

All that said, there was fundamental credit deterioration during the annual period. The lingering effects of the global economic slowdown caused state and local U.S. municipalities to experience budgetary shortfalls, as revenue from sales, property, and corporate and individual income taxes all declined dramatically from earlier years’ boom. Due primarily to the news coverage of municipalities struggling to reduce their expenses, general obligation spreads were more volatile than those of most essential purpose revenue bonds, as investors viewed the revenue stream backing these securities as more stable.

Given this market backdrop, each of the Funds generated solid absolute returns. The primary detractor from each of the Funds’ results relative to its respective benchmark index, however, was yield curve positioning. The long-term end of the yield curve, i.e. 20 to 30 year maturities, outperformed both the intermediate segment of the yield curve, i.e. 5 to 20 year maturities, and the short-term end of the yield curve, i.e. 0 to 5 year maturities. Each of the Funds was positioned from 0 to 15 years on the curve, with a heavy emphasis on the 5 to 10 year range. The exception, of course, was PNC Tax Exempt Limited Maturity Bond, which was positioned from 0 to 10 years on the curve, with an emphasis on the 0 to 5 year range. Still, the impact of yield curve positioning was the same.

PNC Intermediate Tax Exempt Bond Fund

February 1, 2010, PNC National Tax-Exempt Bond Fund merged into PNC Intermediate Tax Exempt Bond Fund while remaining accounting survivor.

During the fiscal year ended May 31, 2010, the Intermediate Tax Exempt Bond Fund returned 3.87% to C shares investors(3) and 5.72% to I shares investors. The Fund’s benchmark, the Barclays Capital 7-Year Municipal Bond Index(4), returned 6.87%. The Average Intermediate Municipal Debt Peer returned 7.04%(5) during the period.

As a result of the merger with PNC National Tax-Exempt Bond Fund, some restructuring and consolidation of positions was undertaken in order to express our view more concisely. For example, we sold a number of smaller positions, increased larger block positions and reduced the total number of holdings. During the annual period overall, the Fund was slightly overweight lower-grade credits, i.e. those rated A/ BBB, and was underweight mid-grade credits, i.e. those rated Aa/AA, compared to the Fund’s benchmark. Such positioning proved beneficial, as lower-grade credit rallied more than higher-grade credit during the annual period.

Having begun the annual period with a duration of 6.03 years, the duration of the Fund stood at 5.85 years at the end of May 2010. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Throughout, our team favored essential service bonds, or bonds in the public power and water and sewer sectors. These sectors provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures mounted. As a result, the Fund ended the annual period overweight dedicated tax bonds and water/sewer bonds and underweight state general obligations compared to the benchmark index.

PNC Maryland Tax Exempt Bond Fund

During the fiscal year ended May 31, 2010, the Maryland Tax Exempt Bond Fund returned 2.61% to C shares investors(3) and 4.65% to I shares investors. The Fund’s benchmark, the Barclays Capital Quality Intermediate Index(6), returned 5.97%. The Average Maryland Municipal Debt Peer returned 10.37%(5) during the period.

In general, Maryland is a stronger state than most in terms of fiscal responsibility. There are many strong local governments in the state and the state itself has been better positioned than most to handle the credit downturn. Still, the state and local governments of Maryland are not immune to mounting fiscal, budgetary and political pressures, and so our team favored essential service bonds, or bonds in the public power and water and sewer sectors during the annual period as a good credit hedge. We also added several high-grade names to the Fund’s portfolio during the annual period, with an emphasis on those bonds rated AA or higher.

We extended the effective duration of the Fund by approximately half a year from 4.91 years at the start of the annual period to 5.40 years at the end of May 2010. This brought the Fund’s effective duration to a longer-than-benchmark position. We implemented this strategy given our view that Maryland’s municipal technicals were strong, as little supply coupled with high retail demand. We did so by focusing on the ten-year range of the yield curve. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Michigan Intermediate Municipal Bond Fund

During the fiscal year ended May 31, 2010, the Michigan Intermediate Municipal Bond Fund returned 2.73% to C shares investors (3) and 4.78% to I shares investors. The Fund’s benchmark, the Barclays Capital 7-Year Municipal Bond Index(4), returned 6.87%. The Average Other States Intermediate Municipal Debt Peer returned 5.58%(5) during the period.

Our team began to transition the credit profile of the Fund during the annual period based on several investment themes. One of the general themes was to sell lower-rated local general obligation bonds and school district bonds, as all school districts in Michigan are more heavily reliant on state funding compared to other states. Another theme was to sell appropriated bonds, which are lower in the municipal capital structure, in favor of more senior position bonds. We also began to sell lower-rated credits that have, in our view, limited or no upside potential. Conversely, we sought to increase the Fund’s exposure to the state’s excellent water and sewer program, which is rated AAA. We also favored public power bonds, as essential service bonds overall provide a good credit hedge against the state and local governments as fiscal, budgetary and political pressures mount. We also looked to increase the Fund’s position in the state’s general obligation bonds, as we believe these bonds’ current valuations do not reflect underlying credit strength.

In carrying out these strategies, we increased the Fund’s overall exposure to high-grade credit and, in turn, the Fund’s average credit quality.

Effective duration of the Fund decreased slightly during the annual period. The duration of the Fund stood at 4.81 years at the end of May 2010. This brought the Fund’s effective duration to a slightly shorter-than-benchmark position. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As we sought to add convexity to the Fund’s portfolio, we focused on the ten-year range of the yield

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2010

curve. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change.

PNC Ohio Intermediate Tax Exempt Bond Fund

During the fiscal year ended May 31, 2010, the Ohio Intermediate Municipal Bond Fund returned 2.96% to C shares investors(3) and 5.00% to I shares investors. The Fund’s benchmark, the Barclays Capital 7-Year Municipal Bond Index(4), returned 6.87%. The Average Other States Intermediate Municipal Debt Peer returned 5.58%(5) during the period.

Our team began to transition the credit profile of the Fund during the annual period based on several investment themes. One of the general themes was to sell lower-rated local general obligation bonds and school district bonds, as Ohio’s unique school district financing system, which entails quarterly voting on tax levies, can severely impact upside potential for such lower-rated credits. Another theme was to sell appropriated bonds, which are lower in the municipal capital structure, in favor of more senior position bonds. We also began to sell lower-rated credits that have, in our view, limited or no upside potential. Conversely, we sought to increase the Fund’s exposure to the state’s excellent water and sewer program, which is rated AAA. We also favored public power bonds, as essential service bonds overall provide a good credit hedge against the state and local governments as fiscal, budgetary and political pressures mount. We continued to monitor the Fund’s state general obligation holdings, keeping a relatively modest exposure given recent market and economic conditions within Ohio.

In carrying out these strategies, we increased the Fund’s overall exposure to high-grade credit and, in turn, the Fund’s average credit quality.

We extended the effective duration of the Fund, such that the duration of the Fund stood at 5.49 years at the end of May 2010. This brought the Fund’s effective duration to a slightly longer-than-benchmark position. We implemented this strategy by focusing on the ten-year range of the yield curve. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Pennsylvania Intermediate Municipal Bond Fund

During the fiscal year ended May 31, 2010, the Pennsylvania Intermediate Municipal Bond Fund returned 3.30% to C shares investors(3) and 5.26% to I shares investors. The Fund’s benchmark, the Barclays Capital 7-Year Municipal Bond Index(4), returned 6.87%. The Average Other States Intermediate Municipal Debt Peer returned 5.58%(5) during the period.

Our team began to transition the credit profile of the Fund during the annual period based on several investment themes. One of the general themes was to sell lower-rated local general obligation bonds as well as bonds in sectors such as toll roads and mass transit that are more at risk in the current economic climate. Another theme was to sell appropriated bonds, which are lower in the municipal capital structure, in favor of more senior position bonds. We also began to sell lower-rated credits that have, in our view, limited or no upside potential. Conversely, we sought to increase the Fund’s exposure to health care and higher education bonds that we believe are mispriced and can add incremental yield to the portfolio. We also favored essential service bonds, or bonds in the public power and water and sewer sectors, as these bonds overall provide a good credit hedge against the state and local governments as fiscal, budgetary and political pressures mount.

In carrying out these strategies, we made some adjustments within the Fund’s credit quality profile. We decreased the Fund’s overall exposure to high-grade credit and its exposure to non-rated credit. We increased the Fund’s exposure to bonds rated A or BBB.

We extended the effective duration of the Fund, such that the duration of the Fund stood at 5.81 years at the end of May 2010. This brought the Fund’s effective duration to a longer-than-benchmark position. We implemented this strategy by focusing on the 12- to 15-year range of the yield curve. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Tax-Exempt Limited Maturity Bond Fund

During the fiscal year ended May 31, 2010, the Tax-Exempt Limited Maturity Bond Fund returned 1.40% to C shares investors(3) and 3.53% to I shares investors. The Fund’s benchmark, the Barclays Capital Mutual Fund Short Index(7), returned 4.11%. The Average Short-Intermediate Municipal Debt Peer returned 4.96%(5) during the period.

The Fund was a beneficiary of near-zero money market rates that pushed investors to short- to intermediate-term municipal bond funds during the annual period. As such, however, the Fund’s cash position ranged widely from 1% to 10% of total net assets over the course of the fiscal year, as inflow and outflow activity fluctuated. The Fund generally seeks to be fully invested and maintain a less than 3% cash position in normally functioning markets.

We incorporated some higher yielding, lower-grade credits into the Fund’s portfolio when priced appropriately. Still, the Fund maintained an underweighted position in lower-grade credit, i.e. A-rated to BBB-rated bonds, and an overweighted allocation to higher-grade credit, i.e. AA-rated and AAA-rated bonds, through most of the annual period. As lower-grade credit rallied more than higher-grade credit during the annual period, such an emphasis on higher quality detracted from the Fund’s performance.

The Fund’s effective duration ranged from 2.50 to 3 years over the course of the fiscal year. Having begun the annual period with a duration of 2.64 years, the duration of the Fund stood at 2.67 years at the end of May 2010. Dramatic investment inflows, which resulted in approximately a 60% increase in assets within the Fund, kept the Fund’s duration somewhat shorter than the benchmark. Duration is the measure of the Fund’s sensitivity to changes in interest rates.

Throughout, our team favored essential service bonds, or bonds in the public power and water and sewer sectors. These sectors provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures mounted. The Fund also purchased bonds that were senior, or highest, in the municipal capital structure. We avoided subordinated or appropriated debt, as our team preferred to stay higher in the municipal capital structure given current market conditions. We viewed pre-refunded(8) securities as the “flight to quality” asset within the municipal market. As such, we modestly reduced the Fund’s position in such bonds over the course of the annual period, though its allocation to pre-refunded bonds still comprised approximately 20% of the Fund’s total net assets at the end of May 2010.

What are your thoughts going into the next 12 months? How are the Funds positioned?

Most states require new budgets for their fiscal years by June 30. As the largest issuers of tax-exempt debt, states can often face credit rating revisions as a consequence of decisions made in the budget process. The middle of the calendar year is also an important time for refinancing of notes often issued in conjunction with budget plans. Although Moody’s and Fitch completed their planned rating recalibration projects in April 2010, the agencies remain active in rating changes. There was an expectation that with the new scaling of ratings, rating action would become less common but more significant.

With a slightly longer-term perspective, we expect demand for municipal bonds to remain strong as prospects for higher federal and local taxes loom, outstripping tax-exempt supply. Further, although budget pressures will likely persist for state and local governments, the contrasting pull between weaker credit fundamentals and strong technicals will continue to argue, in our view, for municipal bonds to perform well relative to the broader fixed income market over the coming months.

Given this view, we intend to either maintain or establish most of the Funds’ effective duration with a longer than their respective benchmark index position. In each of the Funds, we also intend to focus on tax-backed and essential service bonds, while limiting exposure to bonds that could see a credit headwind, such as those in the appropriation(9) or certificate of participation (COP) (10) sectors, where such debt is not subject to voter approval. In each of the state-focused Funds, we will look to potentially add hospital sector exposure and to be benchmark neutral with A-rated and BBB-rated paper, as spreads likely peaked and indeed began to widen again in 2010. In PNC Tax-Exempt Limited Maturity Bond Fund, we intend to continue to slightly overweight high-grade credit, while being cautious on credit in general. If there is a significant de-coupling of underlying credit strength and market valuation, the Fund may increase its exposure to pre-refunded securities and reduce its exposure to lower-grade credit.

We will not hesitate to adjust duration and/or sector positioning in any of the Funds if the timing of a shift in Fed policy and/or the economic and inflationary picture changes. We intend to maintain the Funds’ high credit quality, staying disciplined to our investment process with a focus on securities that provide adequate liquidity and an emphasis on risk management.

(1)

The Barclays Capital Municipal Bond Index, an unmanaged, market value weighted index of tax-exempt bond securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged, market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(4)

The Barclays Capital 7-Year Municipal Bond Index, an unmanaged broad-based total return index comprised of investment grade fixed rate bonds with maturities of 7 to 8 years, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)	Peer-group performance is derived from data provided by Lipper Inc.
(6)

The Barclays Capital Quality Intermediate Index, an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(7)

The Barclays Capital Mutual Fund Short Index, an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0-6 years, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(8)

Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometime significantly.

(9)

Generally, appropriation-backed debt is rated one notch below the general obligation (GO) rating. Greater distinctions can be made in some cases, including for certain sports, entertainment, or convention center projects. Unique structural protections can allow for a rating on par with the GO.

(10)

Certificates of Participation (COPs) are tax-exempt government securities used to raise funds to improve and construct buildings or purchase equipment. COPs are used to finance capital costs related to construction or acquisition and may not be used to finance ongoing operating costs.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2010

The tables below present portfolio holdings as of May 31, 2010 as a percentage of total investments for each of the PNC Tax Exempt Bond Funds.

	Portfolio Holdings
	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
General Obligation Bonds	39.6%	39.7%	65.2%	51.3%	38.5%	37.0%
Education Revenue Bonds	16.5	5.4	3.6	6.9	21.3	6.1
Agency Obligations	16.3	–	–	1.2	3.0	19.7
Utilities Revenue Bonds	12.7	10.6	5.2	4.0	3.3	15.8
Other Revenue Bonds	4.3	1.4	7.6	8.4	11.7	–
Water/Sewer Revenue Bonds	4.0	6.5	7.4	13.4	0.0	2.9
Prerefunded & Escrowed To Maturity	3.3	4.3	3.5	–	–	4.6
Hospital/Nursing Home Revenue Bonds	2.4	3.5	6.4	9.2	7.6	9.5
Affiliated Money Market Fund	0.9	–	–	0.9	1.2	–
Healthcare Revenue Bonds	–	5.2	–	–	–	–
Industrial/Development Revenue Bonds	–	2.3	–	–	–	–
Money Market Fund	–	1.1	1.2	–	–	–
Municipal Securities	–	–	–	–	–	1.7
Public Facilities Revenue Bonds	–	2.2	–	–	5.0	–
Transportation Revenue Bonds	–	17.2	–	4.7	8.5	1.8
Pollution Control Revenue Bonds	–	0.6	–	–	–	–
Public Purpose Revenue Bonds	–	–	–	–	–	0.9
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Growth of a $10,000 Investment*(a)

* The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(1) The Barclays Capital 7-Year Municipal Bond Index, an unmanaged broad-based total return index comprised of investment grade fixed rate bonds with maturities of 7 to 8 years, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2) The Barclays Capital Quality Intermediate Index, an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3) Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2010

Guarantees, if any, by the municipal issuers, the State of Michigan, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that they may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Growth of a $10,000 Investment*(a)

* The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares only. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(1) The Barclays Capital 7-Year Municipal Bond Index, an unmanaged broad-based total return index comprised of investment grade fixed rate bonds with maturities of 7 to 8 years, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2) The Barclays Capital Mutual Fund Short Index, an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0-6 years, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3) Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2010

Guarantees, if any, by the municipal issuers, the State of Ohio, the Commonwealth of Pennsylvania, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that they may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Average Annual Total Returns as of 5/31/10 (1)

Intermediate Tax Exempt Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	3/1/98	5.72%	5.19%	4.00%	4.60%	4.20%	N/A	N/A	0.58%	0.58%
Class A Shares	9/30/02	2.15%	3.65%	2.88%	3.78%	3.43%	3.00%	N/A	0.86%	0.86%
Class C Shares	9/30/02	3.87%	4.13%	2.99%	3.56%	3.15%	N/A	1.00%	1.58%	1.58%
Average Intermediate Muni Debt Peer(3)		7.04%	4.60%	3.71%	4.76%	4.22%	N/A	N/A	N/A	N/A
Barclays Capital 7-Year Municipal Bond Index		6.87%	6.66%	5.00%	5.82%	5.22%	N/A	N/A	N/A	N/A
Maryland Tax Exempt Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	6/2/92	4.65%	4.73%	3.82%	4.56%	4.77%	N/A	N/A	0.60%	0.60%
Class A Shares	9/30/02	1.00%	3.16%	2.67%	3.71%	3.88%	3.00%	N/A	0.88%	0.88%
Class C Shares	9/30/02	2.61%	3.68%	2.78%	3.51%	3.54%	N/A	1.00%	1.60%	1.60%
Average Maryland Municipal Debt Peer(3)		10.37%	3.34%	3.42%	4.89%	5.16%	N/A	N/A	N/A	N/A
Barclays Capital Quality Intermediate Index		5.97%	6.59%	4.99%	5.57%	4.94%	N/A	N/A	N/A	N/A
Michigan Intermediate Municipal Bond Fund(2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/2/90	4.78%	4.64%	3.65%	4.52%	5.00%	N/A	N/A	0.61%	0.61%
Class A Shares	7/2/90	1.33%	3.36%	2.78%	3.96%	4.63%	3.00%	N/A	0.88%	0.88%
Class C Shares	8/6/01	2.73%	3.64%	2.64%	3.55%	4.10%	N/A	1.00%	1.61%	1.61%
Average Other States Intermediate Muni Debt Peer(3)		5.58%	4.40%	3.49%	4.50%	5.23%	N/A	N/A	N/A	N/A
Barclays Capital 7-Year Municipal Bond Index		6.87%	6.66%	5.00%	5.82%	6.14%	N/A	N/A	N/A	N/A

*

Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

**  Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

***  Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(2) Performance information prior to June 9, 2000 represents the performance of the Parkstone Michigan Municipal Bond Fund, which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

(3) Peer-group performance is derived from data provided by Lipper Inc.

PNC Tax Exempt Bond Funds

OVERVIEW

May 31, 2010

Average Annual Total Returns as of 5/31/10 (1)

Ohio Intermediate Tax Exempt Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	1/5/90	5.00%	5.26%	4.09%	4.79%	5.01%	N/A	N/A	0.55%	0.55%
Class A Shares	4/15/91	1.46%	3.92%	3.18%	4.22%	4.71%	3.00%	N/A	0.83%	0.83%
Class C Shares	6/23/00	2.96%	4.23%	3.09%	3.78%	3.99%	N/A	1.00%	1.55%	1.55%
Average Other States Intermediate Muni Debt Peer(2)		5.58%	4.40%	3.49%	4.50%	5.25%	N/A	N/A	N/A	N/A
Barclays Capital 7-Year Municipal Bond Index		6.87%	6.66%	5.00%	5.82%	6.13%	N/A	N/A	N/A	N/A
Pennsylvania Intermediate Municipal Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/10/94	5.26%	5.22%	4.08%	4.72%	4.61%	N/A	N/A	0.59%	0.59%
Class A Shares	9/11/96	1.78%	3.88%	3.18%	4.16%	4.23%	3.00%	N/A	0.86%	0.86%
Class C Shares	2/24/00	3.30%	4.21%	3.08%	3.38%	3.33%	N/A	1.00%	1.59%	1.59%
Average Other States Intermediate Muni Debt Peer(2)		5.58%	4.40%	3.49%	4.50%	4.35%	N/A	N/A	N/A	N/A
Barclays Capital 7-Year Municipal Bond Index		6.87%	6.66%	5.00%	5.82%	5.64%	N/A	N/A	N/A	N/A
Tax Exempt Limited Maturity Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	3/1/98	3.53%	4.51%	3.58%	3.67%	3.51%	N/A	N/A	0.58%	0.58%
Class A Shares	9/30/02	-0.14%	2.91%	2.45%	2.83%	2.72%	3.00%	N/A	0.86%	0.86%
Class C Shares	9/30/02	1.40%	3.44%	2.53%	2.62%	2.45%	N/A	1.00%	1.58%	1.58%
Average Short-Intermediate Municipal Debt Peer(2)		4.96%	4.21%	3.38%	4.10%	3.69%	N/A	N/A	N/A	N/A
Barclays Capital Mutual Fund Short Index		4.11%	5.30%	4.21%	4.32%	4.14%	N/A	N/A	N/A	N/A

*

Total Fund Operating Expenses shown reflect expenses from the October 1, 2009 Prospectus, as amended February 8, 2010, and may differ from those found within the Expense Tables and Financial Highlights.

** Expenses	shown gross of waivers, reimbursements and payment by affiliate, where applicable.
*** Expenses	shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(2) Peer-group performance is derived from data provided by Lipper Inc.

PNC Fixed Income Funds and Tax Exempt Bond Funds

EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2009 to May 31, 2010), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2010.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2009 to May 31, 2010).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/09	Ending Account Value 05/31/10	Annualized Expense Ratio	Expenses Paid During Period*

Bond Fund
Actual
Class I	$1,000.00	$1,017.83	0.59%	$2.97
Class A	1,000.00	1,017.39	0.87	4.38
Class C	1,000.00	1,012.79	1.59	7.98
Hypothetical**
Class I	1,000.00	1,021.99	0.59	2.97
Class A	1,000.00	1,020.59	0.87	4.38
Class C	1,000.00	1,017.00	1.59	8.00

Government Mortgage Fund
Actual
Class I	$1,000.00	$1,019.24	0.65%	$3.27
Class A	1,000.00	1,017.80	0.93	4.68
Class C	1,000.00	1,013.11	1.65	8.28
Hypothetical**
Class I	1,000.00	1,021.69	0.65	3.28
Class A	1,000.00	1,020.29	0.93	4.68
Class C	1,000.00	1,016.70	1.65	8.30

High Yield Bond Fund
Actual
Class I	$1,000.00	$1,054.43	0.75%	$3.84
Class A	1,000.00	1,053.10	1.01	5.17
Hypothetical**
Class I	1,000.00	1,021.19	0.75	3.78
Class A	1,000.00	1,019.90	1.01	5.09

	Beginning Account Value 12/01/09	Ending Account Value 05/31/10	Annualized Expense Ratio	Expenses Paid During Period*

Intermediate Bond Fund
Actual
Class I	$1,000.00	$1,015.68	0.54%	$2.71
Class A	1,000.00	1,014.27	0.82	4.12
Class C	1,000.00	1,010.65	1.54	7.72
Hypothetical**
Class I	1,000.00	1,022.24	0.54	2.72
Class A	1,000.00	1,020.84	0.82	4.13
Class C	1,000.00	1,017.25	1.54	7.75

Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,007.18	0.50%	$2.50
Class A	1,000.00	1,005.76	0.79	3.95
Class C	1,000.00	1,002.15	1.51	7.54
Hypothetical**
Class I	1,000.00	1,022.44	0.50	2.52
Class A	1,000.00	1,020.99	0.79	3.98
Class C	1,000.00	1,017.40	1.51	7.59

Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,018.48	0.53%	$2.67
Class A	1,000.00	1,015.65	0.83	4.17
Class C	1,000.00	1,013.82	1.53	7.68
Hypothetical**
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,020.79	0.83	4.18
Class C	1,000.00	1,017.30	1.53	7.70

*  Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

**  Assumes annual return of 5% before expenses.

PNC Fixed Income Funds and Tax Exempt Bond Funds

EXPENSE TABLES

	Beginning Account Value 12/1/09	Ending Account Value 5/31/10	Annualized Expense Ratio	Expenses Paid During Period*

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,002.29	0.41%	$2.05
Class A	1,000.00	1,000.89	0.69	3.44
Hypothetical**
Class I	1,000.00	1,022.89	0.41	2.07
Class A	1,000.00	1,021.49	0.69	3.48

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,018.99	0.53%	$2.67
Class A	1,000.00	1,016.64	0.82	4.12
Class C	1,000.00	1,014.49	1.50	7.53
Hypothetical**
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,020.84	0.82	4.13
Class C	1,000.00	1,017.45	1.50	7.54

Maryland Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,016.57	0.52%	$2.61
Class A	1,000.00	1,014.76	0.88	4.42
Class C	1,000.00	1,011.54	1.51	7.57
Hypothetical**
Class I	1,000.00	1,022.34	0.52	2.62
Class A	1,000.00	1,020.54	0.88	4.43
Class C	1,000.00	1,017.40	1.51	7.59

Michigan Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,016.43	0.62%	$3.12
Class A	1,000.00	1,015.08	0.89	4.47
Class C	1,000.00	1,011.40	1.63	8.17
Hypothetical**
Class I	1,000.00	1,021.84	0.62	3.13
Class A	1,000.00	1,020.49	0.89	4.48
Class C	1,000.00	1,016.80	1.63	8.20

	Beginning Account Value 12/1/09	Ending Account Value 5/31/10	Annualized Expense Ratio	Expenses Paid During Period*

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,021.18	0.55%	$2.77
Class A	1,000.00	1,019.76	0.83	4.18
Class C	1,000.00	1,017.02	1.55	7.79
Hypothetical**
Class I	1,000.00	1,022.19	0.55	2.77
Class A	1,000.00	1,020.79	0.83	4.18
Class C	1,000.00	1,017.20	1.55	7.80

Pennsylvania Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,022.59	0.61%	$3.08
Class A	1,000.00	1,021.19	0.88	4.43
Class C	1,000.00	1,017.52	1.61	8.10
Hypothetical**
Class I	1,000.00	1,021.89	0.61	3.07
Class A	1,000.00	1,020.54	0.88	4.43
Class C	1,000.00	1,016.90	1.61	8.10

Tax Exempt Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,010.17	0.52%	$2.61
Class A	1,000.00	1,008.31	0.88	4.41
Class C	1,000.00	1,005.17	1.51	7.55
Hypothetical**
Class I	1,000.00	1,022.34	0.52	2.62
Class A	1,000.00	1,020.54	0.88	4.43
Class C	1,000.00	1,017.40	1.51	7.59

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

** Assumes annual return of 5% before expenses.

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Fixed Income and Tax Exempt Bond Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
John R. Murphy 76	Co-Chairman of the Board and Trustee	Since February 2010	Vice-Chairman, National Geographic Society, March 1998 to present. Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).
Robert D. Neary 76	Co-Chairman of the Board Trustee	Since February 2010 Since February 1996	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.
Dorothy A. Berry 66	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.
Kelley J. Brennan 67	Chairman of the Audit Committee Trustee	Since August 2007 Since April 2006	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm),1981 - 2002.	11 registered investment companies consisting of 36 portfolios	None
Richard W. Furst 71	Trustee	Since June 1990	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.
Dale C. LaPorte 68	Chairman of the Legal Compliance Committee Trustee	Since May 2009 Since April 2005

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).

				11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation
L. White Matthews, III 64	Trustee	Since February 2010

Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009 to present;

				11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 67	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne Ferguson.

2Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. Any Trustee may be removed, with or without cause, by the Board of Trustees by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose. Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” consists of eleven registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended, that are not a part of the Fund Complex.

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer[3]	Other Directorships held by Board Member[4]
Officers
Kevin A. McCreadie[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 49	President	Since February 2010

President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.

				N/A	N/A
Kathleen T. Barr[6] 1900 East Ninth St., 14th Floor Cleveland, OH 44114 55	Senior Vice President Chief Compliance Officer	Since February 2003 Since August 2002

KTBarr Consulting since June 2010; Managing Director, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), May 1996-June 2010; Senior Vice President, National City Bank, June 1999-September 2009.

				N/A	N/A
Jennifer E. Spratley[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 41	Vice President	Since March 2010

Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

				N/A	N/A
John Kernan[5] 1900 East Ninth St., 14th Floor Cleveland, OH 44114 44	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008

Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.

				N/A	N/A
Patrick Glazar[5] 103 Bellevue Parkway Wilmington, DE 19809 42	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A
Jennifer E. Vollmer[5] 1600 Market St., 28th Floor Philadelphia, PA 19103 38	Secretary	Since June 2010	Senior Counsel, The PNC Financial Services Group, Inc. since 2007; Secretary, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.), since 2001.	N/A	N/A
Savonne L. Ferguson[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 36	Assistant Secretary	Since June 2010

Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.

				N/A	N/A
David C. Lebisky[5] 760 Moore Road King of Prussia, PA 19406 38	Assistant Secretary	Since February 2007

Vice President and Senior Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.

				N/A	N/A

[5]

Mmes. Ferguson, Spratley and Vollmer and Messrs. Kernan, Lebisky and McCreadie also serve as Officers of PNC Advantage Funds and PNC Alternative Investment Funds in their same capacities. Mr. Glazar also serves as an Officer of PNC Advantage Funds in his same capacity.

[6]

Ms. Barr also serves as Senior Vice President and Chief Compliance Officer of PNC Advantage Funds. She previously served as Chief Administrative Officer from February 2003 until June 2010, Chief Legal Officer from January 5, 2009 until May 14, 2009 and Assistant Treasurer of PNC Funds and PNC Advantage Funds from August 2002 until February 2003.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

PNC Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Bond Fund, PNC Government Mortgage Fund, PNC High Yield Bond Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund, PNC Ultra Short Bond Fund, PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Michigan Intermediate Municipal Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, PNC Pennsylvania Intermediate Municipal Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund, thirteen of the thirty funds constituting the PNC Funds (formerly known as Allegiant Funds) (the “Trust”), as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods presented. The funds were formerly known as Allegiant Bond Fund, Allegiant Government Mortgage Fund, Allegiant High Yield Bond Fund, Allegiant Intermediate Bond Fund, Allegiant Limited Maturity Bond Fund, PNC Total Return Bond Fund, Allegiant Ultra Short Bond Fund, PNC National Tax-Exempt Bond Fund, PNC Maryland Tax-Exempt Bond Fund, Allegiant Michigan Intermediate Municipal Bond Fund, Allegiant Ohio Intermediate Tax Exempt Bond Fund, Allegiant Pennsylvania Intermediate Municipal Bond Fund and PNC Tax-Exempt Limited Maturity Bond Fund, respectively. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph as of May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 29, 2010

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Bond Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$9.80	$10.03	$9.89		$9.71	$10.22	$9.82	$10.05	$9.92		$9.73	$10.25

Net Investment Income(1)	0.40	0.47	0.48		0.46	0.43	0.37	0.45	0.46		0.44	0.40
Realized and Unrealized Gain (Loss) on Investments	0.49	(0.22)	0.14		0.16	(0.50)	0.50	(0.22)	0.13		0.17	(0.51)

Total from Investment Operations	0.89	0.25	0.62		0.62	(0.07)	0.87	0.23	0.59		0.61	(0.11)

Payment from Affiliate(1)	–	–	–	*(2)	–	–	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.42)	(0.48)	(0.48)		(0.44)	(0.44)	(0.39)	(0.46)	(0.46)		(0.42)	(0.41)
Distributions from Net Realized Capital Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	(0.42)	(0.48)	(0.48)		(0.44)	(0.44)	(0.39)	(0.46)	(0.46)		(0.42)	(0.41)

Net Asset Value, End of Period	$10.27	$9.80	$10.03		$9.89	$9.71	$10.30	$9.82	$10.05		$9.92	$9.73

Total Return†	9.16%	2.69%	6.37%		6.47%	(0.74)%	8.94%	2.44%	6.00%		6.31%	(1.07)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$234,920	$258,327	$302,464		$357,483	$359,501	$5,609	$5,526	$6,110		$6,424	$7,519
Ratio of Expenses to Average Net Assets	0.59%	0.61%	0.59%		0.59%	0.67%	0.88%	0.86%	0.84%		0.84%	0.92%
Ratio of Net Investment Income to Average Net Assets	3.98%	4.91%	4.78%		4.64%	4.29%	3.68%	4.66%	4.53%		4.39%	4.04%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.59%	0.65%	0.69%		0.69%	0.74%	0.88%	0.90%	0.94%		0.94%	0.99%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.98%	4.87%	4.68%		4.54%	4.22%	3.68%	4.62%	4.43%		4.29%	3.97%
Portfolio Turnover Rate(3)	52%	105%	168%		298%	447%	52%	105%	168%		298%	447%

	Bond Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$9.80	$10.03	$9.89		$9.71	$10.22

Net Investment Income(1)	0.30	0.37	0.38		0.36	0.33
Realized and Unrealized Gain (Loss) on Investments	0.48	(0.21)	0.14		0.16	(0.50)

Total from Investment Operations	0.78	0.16	0.52		0.52	(0.17)

Payment from Affiliate(1)	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.31)	(0.39)	(0.38)		(0.34)	(0.34)
Distributions from Net Realized Capital Gains	–	–	–		–	–

Total Distributions	(0.31)	(0.39)	(0.38)		(0.34)	(0.34)

Net Asset Value, End of Period	$10.27	$9.80	$10.03		$9.89	$9.71

Total Return†	8.07%	1.70%	5.34%		5.43%	(1.68)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$445	$370	$200		$178	$184
Ratio of Expenses to Average Net Assets	1.60%	1.58%	1.58%		1.57%	1.62%
Ratio of Net Investment Income to Average Net Assets	2.94%	3.86%	3.79%		3.66%	3.34%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.60%	1.61%	1.68%		1.67%	1.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.94%	3.83%	3.69%		3.56%	3.27%
Portfolio Turnover Rate(3)	52%	105%	168%		298%	447%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	See Note 11 in Notes to Financial Statements.
(3)

Due to its investment strategy, the Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Government Mortgage Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$9.51	$9.18	$9.01		$8.90	$9.34	$9.51	$9.18	$9.01		$8.90	$9.33

Net Investment Income(1)	0.41	0.44	0.45		0.45	0.43	0.38	0.41	0.42		0.43	0.41
Realized and Unrealized Gain (Loss) on Investments	0.18	0.35	0.17		0.11	(0.42)	0.19	0.35	0.18		0.11	(0.42)

Total from Investment Operations	0.59	0.79	0.62		0.56	0.01	0.57	0.76	0.60		0.54	(0.01)

Payment from Affiliate(1)	–	–	–	*(2)	–	–	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.43)	(0.46)	(0.45)		(0.45)	(0.45)	(0.41)	(0.43)	(0.43)		(0.43)	(0.42)
Distributions from Net Realized Capital Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	(0.43)	(0.46)	(0.45)		(0.45)	(0.45)	(0.41)	(0.43)	(0.43)		(0.43)	(0.42)

Net Asset Value, End of Period	$9.67	$9.51	$9.18		$9.01	$8.90	$9.67	$9.51	$9.18		$9.01	$8.90

Total Return†	6.37%	8.80%	7.04%		6.42%	0.08%	6.06%	8.54%	6.77%		6.15%	(0.07)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$133,539	$156,430	$177,897		$243,999	$245,162	$16,443	$16,590	$11,961		$11,963	$16,160
Ratio of Expenses to Average Net Assets	0.63%	0.63%	0.59%		0.59%	0.64%	0.92%	0.88%	0.84%		0.84%	0.89%
Ratio of Net Investment Income to Average Net Assets	4.33%	4.68%	4.93%		4.94%	4.70%	4.01%	4.35%	4.68%		4.69%	4.45%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.63%	0.68%	0.74%		0.74%	0.79%	0.92%	0.92%	0.99%		0.99%	1.04%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	4.33%	4.63%	4.78%		4.79%	4.55%	4.01%	4.31%	4.53%		4.54%	4.30%
Portfolio Turnover Rate(3)	15%	83%	173%		409%	593%	15%	83%	173%		409%	593%

	Government Mortgage Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$9.50	$9.17	$9.00		$8.89	$9.32

Net Investment Income(1)	0.30	0.32	0.36		0.36	0.34
Realized and Unrealized Gain (Loss) on Investments	0.19	0.38	0.17		0.11	(0.41)

Total from Investment Operations	0.49	0.70	0.53		0.47	(0.07)

Payment from Affiliate(1)	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.34)	(0.37)	(0.36)		(0.36)	(0.36)
Distributions from Net Realized Capital Gains	–	–	–		–	–

Total Distributions	(0.34)	(0.37)	(0.36)		(0.36)	(0.36)

Net Asset Value, End of Period	$9.65	$9.50	$9.17		$9.00	$8.89

Total Return†	5.20%	7.75%	5.99%		5.38%	(0.76)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$4,704	$2,589	$949		$1,423	$2,055
Ratio of Expenses to Average Net Assets	1.64%	1.59%	1.58%		1.57%	1.59%
Ratio of Net Investment Income to Average Net Assets	3.17%	3.42%	3.94%		3.96%	3.75%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.64%	1.63%	1.73%		1.72%	1.74%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.17%	3.38%	3.79%		3.81%	3.60%
Portfolio Turnover Rate(3)	15%	83%	173%		409%	593%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	See Note 11 in Notes to Financial Statements.
(3)

Due to its investment strategy, the Government Mortgage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See	Notes to Financial Statements.

	High Yield Bond Fund
	Class I			Class A
	2010	2009	2008(1)	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$7.96	$9.93	$10.00	$7.97	$9.94	$10.00

Net Investment Income(2)	0.77	0.80	0.06	0.75	0.79	0.07
Realized and Unrealized Gain (Loss) on Investments	1.21	(1.97)	(0.07)	1.21	(1.98)	(0.08)

Total from Investment Operations	1.98	(1.17)	(0.01)	1.96	(1.19)	(0.01)

Dividends from Net Investment Income	(0.79)	(0.80)	(0.06)	(0.77)	(0.78)	(0.05)
Distributions from Net Realized Capital Gains	–	–	–	–	–	–

Total Distributions	(0.79)	(0.80)	(0.06)	(0.77)	(0.78)	(0.05)

Net Asset Value, End of Period	$9.15	$7.96	$9.93	$9.16	$7.97	$9.94

Total Return†	25.47%	(11.05)%	(0.10)%	25.12%	(11.25)%	(0.05)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$8,797	$10,273	$6,339	$311	$180	$203
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	1.01%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	8.61%	10.29%	7.12%	8.33%	9.99%	6.87%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.93%	1.33%	7.24%	1.19%	1.59%	7.49%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	8.43%	9.71%	0.63%	8.15%	9.40%	0.38%
Portfolio Turnover Rate	78%	100%	11%	78%	100%	11%

†	Total return excludes sales charge.
(1)	High Yield Bond Fund Class I and Class A commenced operations on April 29, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Intermediate Bond Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$10.85	$10.75	$10.47		$10.34	$10.78	$10.87	$10.76	$10.49		$10.36	$10.80

Net Investment Income(1)	0.35	0.45	0.48		0.46	0.42	0.32	0.43	0.45		0.43	0.40
Realized and Unrealized Gain (Loss) on Investments	0.46	0.10	0.28		0.11	(0.44)	0.46	0.11	0.28		0.11	(0.44)

Total from Investment Operations	0.81	0.55	0.76		0.57	(0.02)	0.78	0.54	0.73		0.54	(0.04)

Payment from Affiliate(1)	–	–	–	*(2)	–	–	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.35)	(0.45)	(0.48)		(0.44)	(0.42)	(0.32)	(0.43)	(0.46)		(0.41)	(0.40)
Distributions from Net Realized Capital Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	(0.35)	(0.45)	(0.48)		(0.44)	(0.42)	(0.32)	(0.43)	(0.46)		(0.41)	(0.40)

Net Asset Value, End of Period	$11.31	$10.85	$10.75		$10.47	$10.34	$11.33	$10.87	$10.76		$10.49	$10.36

Total Return†	7.58%	5.35%	7.39%		5.55%	(0.18)%	7.27%	5.19%	7.02%		5.28%	(0.42)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$334,915	$355,284	$356,799		$341,591	$404,812	$9,258	$10,018	$8,022		$8,768	$10,642
Ratio of Expenses to Average Net Assets	0.53%	0.56%	0.54%		0.56%	0.59%	0.82%	0.81%	0.79%		0.81%	0.84%
Ratio of Net Investment Income to Average Net Assets	3.15%	4.29%	4.51%		4.37%	3.99%	2.87%	4.02%	4.26%		4.12%	3.74%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.53%	0.61%	0.69%		0.71%	0.74%	0.82%	0.86%	0.94%		0.96%	0.99%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.15%	4.24%	4.36%		4.22%	3.84%	2.87%	3.97%	4.11%		3.97%	3.59%
Portfolio Turnover Rate(3)	56%	110%	126%		174%	285%	56%	110%	126%		174%	285%

	Intermediate Bond Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$10.90	$10.79	$10.51		$10.39	$10.82

Net Investment Income(1)	0.24	0.34	0.37		0.36	0.32
Realized and Unrealized Gain (Loss) on Investments	0.46	0.12	0.29		0.09	(0.43)

Total from Investment Operations	0.70	0.46	0.66		0.45	(0.11)

Payment from Affiliate(1)	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.24)	(0.35)	(0.38)		(0.33)	(0.32)
Distributions from Net Realized Capital Gains	–	–	–		–	–

Total Distributions	(0.24)	(0.35)	(0.38)		(0.33)	(0.32)

Net Asset Value, End of Period	$11.36	$10.90	$10.79		$10.51	$10.39

Total Return†	6.48%	4.42%	6.33%		4.42%	(1.01)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,474	$970	$566		$390	$441
Ratio of Expenses to Average Net Assets	1.54%	1.53%	1.52%		1.54%	1.54%
Ratio of Net Investment Income to Average Net Assets	2.12%	3.24%	3.53%		3.39%	3.04%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.54%	1.58%	1.67%		1.69%	1.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.12%	3.19%	3.38%		3.24%	2.89%
Portfolio Turnover Rate(3)	56%	110%	126%		174%	285%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.
(3)

Due to its investment strategy, the Intermediate Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Limited Maturity Bond Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$10.11	$9.96	$9.79		$9.70	$9.85	$10.14	$9.99	$9.82		$9.73	$9.88

Net Investment Income(1)	0.25	0.38	0.42		0.40	0.32	0.22	0.34	0.40		0.38	0.29
Realized and Unrealized Gain (Loss) on Investments	0.10	0.14	0.17		0.09	(0.13)	0.10	0.16	0.16		0.09	(0.12)

Total from Investment Operations	0.35	0.52	0.59		0.49	0.19	0.32	0.50	0.56		0.47	0.17

Payment from Affiliate(1)	–	–	–	*(2)	–	–	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.26)	(0.37)	(0.42)		(0.40)	(0.34)	(0.23)	(0.35)	(0.39)		(0.38)	(0.32)
Distributions from Net Realized Capital Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	(0.26)	(0.37)	(0.42)		(0.40)	(0.34)	(0.23)	(0.35)	(0.39)		(0.38)	(0.32)

Net Asset Value, End of Period	$10.20	$10.11	$9.96		$9.79	$9.70	$10.23	$10.14	$9.99		$9.82	$9.73

Total Return†	3.50%	5.38%	6.07%		5.17%	1.96%	3.20%	5.11%	5.81%		4.90%	1.71%

Ratios/Supplemental Data
Net Assets End of Period (000)	$269,482	$140,015	$139,876		$155,648	$171,192	$10,153	$6,842	$2,865		$3,617	$4,764
Ratio of Expenses to Average Net Assets	0.50%	0.53%	0.51%		0.51%	0.56%	0.79%	0.79%	0.76%		0.76%	0.81%
Ratio of Net Investment Income to Average Net Assets	2.44%	3.78%	4.27%		4.11%	3.25%	2.19%	3.45%	4.02%		3.86%	3.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.50%	0.57%	0.61%		0.61%	0.66%	0.79%	0.81%	0.86%		0.86%	0.91%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.44%	3.74%	4.17%		4.01%	3.15%	2.19%	3.43%	3.92%		3.76%	2.90%
Portfolio Turnover Rate(3)	83%	86%	95%		143%	115%	83%	86%	95%		143%	115%

	Limited Maturity Bond Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$10.14	$9.98	$9.82		$9.73	$9.88

Net Investment Income(1)	0.14	0.26	0.32		0.31	0.23
Realized and Unrealized Gain (Loss) on Investments	0.11	0.18	0.16		0.09	(0.13)

Total from Investment Operations	0.25	0.44	0.48		0.40	0.10

Payment from Affiliate(1)	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.16)	(0.28)	(0.32)		(0.31)	(0.25)
Distributions from Net Realized Capital Gains	–	–	–		–	–

Total Distributions	(0.16)	(0.28)	(0.32)		(0.31)	(0.25)

Net Asset Value, End of Period	$10.23	$10.14	$9.98		$9.82	$9.73

Total Return†	2.46%	4.45%	4.93%		4.14%	1.00%

Ratios/Supplemental Data
Net Assets End of Period (000)	$5,208	$1,630	$411		$422	$517
Ratio of Expenses to Average Net Assets	1.51%	1.50%	1.49%		1.49%	1.51%
Ratio of Net Investment Income to Average Net Assets	1.42%	2.64%	3.29%		3.13%	2.30%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.51%	1.52%	1.59%		1.59%	1.61%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.42%	2.62%	3.19%		3.03%	2.20%
Portfolio Turnover Rate(3)	83%	86%	95%		143%	115%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.
(3)

Due to its investment strategy, the Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Total Return Advantage Fund(1)
	Class I					Class A
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.85	$9.55	$9.51	$9.39	$9.86	$9.86	$9.55	$9.51	$9.39	$9.86

Net Investment Income(2)	0.43	0.45	0.47	0.45	0.41	0.39	0.41	0.42	0.40	0.37
Realized and Unrealized Gain (Loss) on Investments	0.52	0.31	0.05	0.13	(0.44)	0.50	0.32	0.05	0.13	(0.45)

Total from Investment Operations	0.95	0.76	0.52	0.58	(0.03)	0.89	0.73	0.47	0.53	(0.08)

Payment from Affiliate(2)(3)	0.01	–	–	–	–	0.01	–	–	–	–

Dividends from Net Investment Income	(0.44)	(0.46)	(0.48)	(0.46)	(0.43)	(0.39)	(0.42)	(0.43)	(0.41)	(0.38)
Distributions from Net Realized Capital Gains	(0.01)	–	–	–	(0.01)	(0.01)	–	–	–	(0.01)

Total Distributions	(0.45)	(0.46)	(0.48)	(0.46)	(0.44)	(0.40)	(0.42)	(0.43)	(0.41)	(0.39)

Net Asset Value, End of Period	$10.36	$9.85	$9.55	$9.51	$9.39	$10.36	$9.86	$9.55	$9.51	$9.39

Total Return†	9.90%	8.24%	5.48%	6.22%	(0.29)%	9.32%	7.81%	4.95%	5.68%	(0.79)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$217,946	$113,202	$132,698	$147,511	$147,966	$9,213	$482	$713	$886	$1,091
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%	0.83%	1.03%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	4.19%	4.80%	4.89%	4.72%	4.27%	3.79%	4.30%	4.39%	4.22%	3.79%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.62%	0.68%	0.63%	0.59%	0.60%	0.85%	1.18%	1.13%	1.09%	1.10%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	4.10%	4.65%	4.79%	4.66%	4.20%	3.77%	4.15%	4.29%	4.16%	3.72%
Portfolio Turnover Rate(4)	60%	106%	54%	66%	56%	60%	106%	54%	66%	56%

	Total Return Advantage Fund
	Class C
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.86	$9.56	$9.52	$9.39	$9.87

Net Investment Income(2)	0.33	0.36	0.37	0.33	0.31
Realized and Unrealized Gain (Loss) on Investments	0.53	0.31	0.05	0.16	(0.45)

Total from Investment Operations	0.86	0.67	0.42	0.49	(0.14)

Payment from Affiliate(2)(5)	0.01	–	–	–	–

Dividends from Net Investment Income	(0.34)	(0.37)	(0.38)	(0.36)	(0.33)
Distributions from Net Realized Capital Gains	(0.01)	–	–	–	(0.01)

Total Distributions	(0.35)	(0.37)	(0.38)	(0.36)	(0.34)

Net Asset Value, End of Period	$10.38	$9.86	$9.56	$9.52	$9.39

Total Return†	8.87%	7.18%	4.43%	5.26%	(1.38)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$331	$162	$165	$201	$549
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	3.19%	3.80%	3.89%	3.71%	3.23%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.62%	1.68%	1.63%	1.60%	1.60%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.10%	3.65%	3.79%	3.64%	3.16%
Portfolio Turnover Rate(4)	60%	106%	54%	66%	56%

†  Total return excludes sales charge.

(1) On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 1.00659296, 1.00644841, and 1.00485957 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2) Per share data calculated using average shares outstanding method.

(3) See Note 8 in Notes to Financial Statements.

(4) Due to its investment strategy, the Total Return Advantage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Ultra Short Bond Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$10.07	$10.00	$9.89		$9.84	$9.91	$10.08	$10.02	$9.88		$9.83	$9.90

Net Investment Income(1)	0.13	0.31	0.43		0.44	0.34	0.11	0.23	0.41		0.41	0.32
Realized and Unrealized Gain (Loss) on Investments	0.02	0.09	0.11		0.04	(0.05)	0.02	0.14	0.13		0.04	(0.06)

Total from Investment Operations	0.15	0.40	0.54		0.48	0.29	0.13	0.37	0.54		0.45	0.26

Payment from Affiliate(1)	–	–	–	*(2)	–	–	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.17)	(0.33)	(0.43)		(0.43)	(0.36)	(0.15)	(0.31)	(0.40)		(0.40)	(0.33)
Distributions from Net Realized Capital Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	(0.17)	(0.33)	(0.43)		(0.43)	(0.36)	(0.15)	(0.31)	(0.40)		(0.40)	(0.33)

Net Asset Value, End of Period	$10.05	$10.07	$10.00		$9.89	$9.84	$10.06	$10.08	$10.02		$9.88	$9.83

Total Return†	1.54%	4.12%	5.52%		4.97%	2.93%	1.25%	3.74%	5.58%		4.71%	2.67%

Ratios/Supplemental Data
Net Assets End of Period (000)	$339,187	$91,445	$64,966		$71,115	$98,120	$21,663	$11,846	$231		$1,408	$1,541
Ratio of Expenses to Average Net Assets	0.39%	0.40%	0.37%		0.35%	0.36%	0.67%	0.66%	0.62%		0.60%	0.61%
Ratio of Net Investment Income to Average Net Assets	1.25%	3.14%	4.32%		4.39%	3.46%	1.12%	2.29%	4.07%		4.14%	3.21%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.39%	0.47%	0.57%		0.55%	0.56%	0.67%	0.67%	0.82%		0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.25%	3.07%	4.12%		4.19%	3.26%	1.12%	2.28%	3.87%		3.94%	3.01%
Portfolio Turnover Rate(3)	71%	101%	116%		111%	85%	71%	101%	116%		111%	85%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.
(3)

Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Intermediate Tax Exempt Bond Fund(1)
	Class I					Class A
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.69	$9.55	$9.49	$9.51	$9.75	$9.71	$9.57	$9.51	$9.53	$9.77

Net Investment Income(2)	0.27	0.29	0.33	0.34	0.34	0.24	0.24	0.29	0.30	0.29
Realized and Unrealized Gain (Loss) on Investments	0.27	0.18	0.11	(0.01)	(0.24)	0.27	0.18	0.11	(0.01)	(0.24)

Total from Investment Operations	0.54	0.47	0.44	0.33	0.10	0.51	0.42	0.40	0.29	0.05

Dividends from Net Investment Income	(0.28)	(0.29)	(0.33)	(0.34)	(0.34)	(0.24)	(0.24)	(0.29)	(0.30)	(0.29)
Distributions from Net Realized Capital
Gains	(0.14)	(0.04)	(0.05)	(0.01)	–	(0.14)	(0.04)	(0.05)	(0.01)	–

Total Distributions	(0.42)	(0.33)	(0.38)	(0.35)	(0.34)	(0.38)	(0.28)	(0.34)	(0.31)	(0.29)

Net Asset Value, End of Period	$9.81	$9.69	$9.55	$9.49	$9.51	$9.84	$9.71	$9.57	$9.51	$9.53

Total Return†	5.72%	5.02%	4.82%	3.49%	1.03%	5.32%	4.49%	4.29%	2.97%	0.53%

Ratios/Supplemental Data
Net Assets End of Period (000)	$141,189	$89,520	$81,891	$81,317	$97,896	$4,958	$640	$649	$821	$767
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%	0.85%	1.03%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.81%	3.00%	3.52%	3.59%	3.52%	2.41%	2.50%	3.02%	3.09%	3.04%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.70%	0.83%	0.84%	0.77%	0.75%	0.93%	1.33%	1.34%	1.27%	1.25%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.64%	2.70%	3.21%	3.35%	3.30%	2.33%	2.20%	2.71%	2.85%	2.82%
Portfolio Turnover Rate	111%	64%	143%	22%	51%	111%	64%	143%	22%	51%

	Intermediate Tax Exempt Bond Fund
	Class C
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.63	$9.50	$9.44	$9.45	$9.69

Net Investment Income(2)	0.16	0.19	0.24	0.25	0.24
Realized and Unrealized Gain (Loss) on
Investments	0.30	0.16	0.11	–	(0.24)

Total from Investment Operations	0.46	0.35	0.35	0.25	–

Dividends from Net Investment Income	(0.18)	(0.18)	(0.24)	(0.25)	(0.24)
Distributions from Net Realized Capital Gains	(0.14)	(0.04)	(0.05)	(0.01)	–

Total Distributions	(0.32)	(0.22)	(0.29)	(0.26)	(0.24)

Net Asset Value, End of Period	$9.77	$9.63	$9.50	$9.44	$9.45

Total Return†	4.87%	3.75%	3.78%	2.57%	0.03%

Ratios/Supplemental Data
Net Assets End of Period (000)	$169	$7	$108	$105	$151
Ratio of Expenses to Average Net Assets	1.50%	1.53%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.65%	2.00%	2.52%	2.59%	2.52%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.56%	1.83%	1.84%	1.77%	1.75%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.59%	1.70%	2.21%	2.35%	2.30%
Portfolio Turnover Rate	111%	64%	143%	22%	51%

†	Total return excludes sales charge.
(1)

On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 0.99731521, 0.99686595, and 1.00306218 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

	Maryland Tax Exempt Bond Fund
	Class I					Class A
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.05	$10.82	$10.78	$10.77	$11.04	$11.05	$10.82	$10.78	$10.77	$11.04

Net Investment Income(1)	0.31	0.35	0.39	0.40	0.39	0.26	0.29	0.34	0.34	0.34
Realized and Unrealized Gain (Loss) on Investments	0.20	0.23	0.04	0.01	(0.27)	0.19	0.23	0.04	0.01	(0.27)

Total from Investment Operations	0.51	0.58	0.43	0.41	0.12	0.45	0.52	0.38	0.35	0.07

Dividends from Net Investment Income	(0.31)	(0.35)	(0.39)	(0.40)	(0.39)	(0.26)	(0.29)	(0.34)	(0.34)	(0.34)
Distributions from Net Realized Capital Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	(0.31)	(0.35)	(0.39)	(0.40)	(0.39)	(0.26)	(0.29)	(0.34)	(0.34)	(0.34)

Net Asset Value, End of Period	$11.25	$11.05	$10.82	$10.78	$10.77	$11.24	$11.05	$10.82	$10.78	$10.77

Total Return†	4.65%	5.46%	4.08%	3.83%	1.12%	4.11%	4.94%	3.56%	3.32%	0.20%

Ratios/Supplemental Data
Net Assets End of Period (000)	$78,154	$67,455	$52,261	$48,742	$51,328	$635	$614	$604	$928	$1,001
Ratio of Expenses to Average Net Assets	0.52%	0.53%	0.53%	0.53%	0.53%	0.95%	1.03%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.75%	3.21%	3.62%	3.68%	3.59%	2.32%	2.71%	3.12%	3.18%	3.11%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.75%	0.93%	0.96%	0.85%	0.82%	1.19%	1.43%	1.46%	1.35%	1.32%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.52%	2.81%	3.19%	3.36%	3.30%	2.08%	2.31%	2.69%	2.86%	2.82%
Portfolio Turnover Rate	43%	29%	39%	9%	25%	43%	29%	39%	39%	25%

	Maryland Tax Exempt Bond Fund
	Class C
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.05	$10.83	$10.78	$10.77	$11.04

Net Investment Income(1)	0.20	0.24	0.28	0.29	0.28
Realized and Unrealized Gain (Loss) on Investments	0.20	0.22	0.05	0.01	(0.27)

Total from Investment Operations	0.40	0.46	0.33	0.30	0.01

Dividends from Net Investment Income	(0.20)	(0.24)	(0.28)	(0.29)	(0.28)
Distributions from Net Realized Capital Gains	–	–	–	–	–

Total Distributions	(0.20)	(0.24)	(0.28)	(0.29)	(0.28)

Net Asset Value, End of Period	$11.25	$11.05	$10.83	$10.78	$10.77

Total Return†	3.61%	4.29%	3.14%	2.80%	0.12%

Ratios/Supplemental Data
Net Assets End of Period (000)	$12	$12	$118	$114	$153
Ratio of Expenses to Average Net Assets	1.52%	1.53%	1.53%	1.53%	1.52%
Ratio of Net Investment Income to Average Net Assets	1.75%	2.21%	2.62%	2.67%	2.59%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.76%	1.93%	1.96%	1.85%	1.82%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.51%	1.81%	2.19%	2.35%	2.29%
Portfolio Turnover Rate	43%	29%	39%	9%	25%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Michigan Intermediate Municipal Bond Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$9.96	$10.07	$10.16		$10.38	$10.80	$9.96	$10.06	$10.15		$10.37	$10.79

Net Investment Income(1)	0.36	0.38	0.41		0.44	0.47	0.33	0.36	0.39		0.41	0.44
Realized and Unrealized Gain (Loss) on
Investments	0.11	– *	0.11		(0.08)	(0.38)	0.11	0.01	0.11		(0.08)	(0.38)

Total from Investment Operations	0.47	0.38	0.52		0.36	0.09	0.44	0.37	0.50		0.33	0.06

Payment from Affiliate(1)	–	–	–	*(2)	–	–	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.36)	(0.38)	(0.41)		(0.44)	(0.47)	(0.33)	(0.36)	(0.39)		(0.41)	(0.44)
Distributions from Net Realized Capital
Gains	(0.08)	(0.11)	(0.20)		(0.14)	(0.04)	(0.08)	(0.11)	(0.20)		(0.14)	(0.04)

Total Distributions	(0.45)	(0.49)	(0.61)		(0.58)	(0.51)	(0.42)	(0.47)	(0.59)		(0.55)	(0.48)

Net Asset Value, End of Period	$9.98	$9.96	$10.07		$10.16	$10.38	$9.98	$9.96	$10.06		$10.15	$10.37

Total Return†	4.78%	3.92%	5.24%		3.48%	0.88%	4.49%	3.76%	4.97%		3.22%	0.62%

Ratios/Supplemental Data
Net Assets End of Period (000)	$21,843	$26,883	$36,528		$42,756	$64,058	$10,817	$10,808	$11,971		$13,460	$18,193
Ratio of Expenses to Average Net Assets	0.62%	0.62%	0.60%		0.58%	0.61%	0.89%	0.88%	0.85%		0.83%	0.86%
Ratio of Net Investment Income to Average
Net Assets	3.63%	3.86%	4.07%		4.22%	4.42%	3.35%	3.60%	3.82%		3.97%	4.17%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.62%	0.68%	0.75%		0.73%	0.76%	0.89%	0.93%	1.00%		0.98%	1.01%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	3.63%	3.80%	3.92%		4.07%	4.27%	3.35%	3.55%	3.67%		3.82%	4.02%
Portfolio Turnover Rate	16%	6%	42%		47%	28%	16%	6%	42%		47%	28%

	Michigan Intermediate Municipal Bond Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$9.98	$10.09	$10.17		$10.39	$10.82

Net Investment Income(1)	0.26	0.29	0.31		0.34	0.38
Realized and Unrealized Gain (Loss) on
Investments	0.11	– *	0.12		(0.08)	(0.40)

Total from Investment Operations	0.37	0.29	0.43		0.26	(0.02)

Payment from Affiliate(1)	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.26)	(0.29)	(0.31)		(0.34)	(0.37)
Distributions from Net Realized Capital
Gains	(0.08)	(0.11)	(0.20)		(0.14)	(0.04)

Total Distributions	(0.35)	(0.40)	(0.51)		(0.48)	(0.41)

Net Asset Value, End of Period	$10.00	$9.98	$10.09		$10.17	$10.39

Total Return†	3.73%	2.89%	4.31		2.49%	(0.16)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$73	$82	$55		$40	$172
Ratio of Expenses to Average Net Assets	1.62%	1.61%	1.59%		1.56%	1.56%
Ratio of Net Investment Income to Average
Net Assets	2.62%	2.84%	3.08%		3.24%	3.47%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	1.62%	1.66%	1.74%		1.71%	1.71%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	2.62%	2.79%	2.93%		3.09%	3.32%
Portfolio Turnover Rate	16%	6%	42%		47%	28%

* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

	Ohio Intermediate Tax Exempt Bond Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$11.28	$11.09	$10.93		$10.94	$11.24	$11.25	$11.05	$10.89		$10.91	$11.20

Net Investment Income(1)	0.38	0.40	0.41		0.41	0.41	0.35	0.37	0.38		0.38	0.39
Realized and Unrealized Gain (Loss) on
Investments	0.17	0.19	0.16		(0.01)	(0.30)	0.16	0.20	0.16		(0.02)	(0.30)

Total from Investment Operations	0.55	0.59	0.57		0.40	0.11	0.51	0.57	0.54		0.36	0.09

Payment from Affiliate(1)	–	–	–	*(2)	–	–	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.38)	(0.40)	(0.41)		(0.41)	(0.41)	(0.35)	(0.37)	(0.38)		(0.38)	(0.38)
Distributions from Net Realized Capital
Gains	(0.05)	–	–		–	–	(0.05)	–	–		–	–

Total Distributions	(0.43)	(0.40)	(0.41)		(0.41)	(0.41)	(0.40)	(0.37)	(0.38)		(0.38)	(0.38)

Net Asset Value, End of Period	$11.40	$11.28	$11.09		$10.93	$10.94	$11.36	$11.25	$11.05		$10.89	$10.91

Total Return†	5.00%	5.43%	5.33%		3.69%	1.03%	4.61%	5.27%	5.08%		3.33%	0.86%

Ratios/Supplemental Data
Net Assets End of Period (000)	$96,103	$100,947	$109,258		$125,426	$140,658	$11,660	$12,439	$9,772		$10,094	$10,509
Ratio of Expenses to Average Net Assets	0.54%	0.57%	0.55%		0.56%	0.60%	0.83%	0.82%	0.80%		0.81%	0.85%
Ratio of Net Investment Income to Average
Net Assets	3.37%	3.60%	3.74%		3.72%	3.73%	3.08%	3.34%	3.49%		3.47%	3.48%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.54%	0.62%	0.70%		0.71%	0.75%	0.83%	0.87%	0.95%		0.96%	1.00%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	3.37%	3.55%	3.59%		3.57%	3.58%	3.08%	3.29%	3.34%		3.32%	3.33%
Portfolio Turnover Rate	33%	11%	18%		39%	39%	33%	11%	18%		39%	39%

	Ohio Intermediate Tax Exempt Bond Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$11.23	$11.04	$10.88		$10.89	$11.18

Net Investment Income(1)	0.26	0.29	0.30		0.30	0.31
Realized and Unrealized Gain (Loss) on
Investments	0.18	0.19	0.16		(0.01)	(0.29)

Total from Investment Operations	0.44	0.48	0.46		0.29	0.02

Payment from Affiliate(1)	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.26)	(0.29)	(0.30)		(0.30)	(0.31)
Distributions from Net Realized Capital
Gains	(0.05)	–	–		–	–

Total Distributions	(0.32)	(0.29)	(0.30)		(0.30)	(0.31)

Net Asset Value, End of Period	$11.35	$11.23	$11.04		$10.88	$10.89

Total Return†	3.96%	4.43%	4.31%		2.68%	0.16%

Ratios/Supplemental Data
Net Assets End of Period (000)	$976	$635	$648		$612	$645
Ratio of Expenses to Average Net Assets	1.55%	1.54%	1.53%		1.54%	1.55%
Ratio of Net Investment Income to Average
Net Assets	2.34%	2.62%	2.76%		2.74%	2.78%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	1.55%	1.59%	1.68%		1.69%	1.70%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	2.34%	2.57%	2.61%		2.59%	2.63%
Portfolio Turnover Rate	33%	11%	18%		39%	39%
* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Pennsylvania Intermediate Municipal Bond Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$10.50	$10.40	$10.28		$10.28	$10.56	$10.52	$10.42	$10.30		$10.30	$10.58

Net Investment Income(1)	0.32	0.34	0.36		0.37	0.37	0.29	0.32	0.34		0.34	0.35
Realized and Unrealized Gain (Loss) on
Investments	0.22	0.18	0.17		0.03	(0.28)	0.22	0.18	0.17		0.03	(0.28)

Total from Investment Operations	0.54	0.52	0.53		0.40	0.09	0.51	0.50	0.51		0.37	0.07

Payment from Affiliate(1)	–	–	–	*(2)	–	–	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.32)	(0.34)	(0.36)		(0.37)	(0.37)	(0.29)	(0.32)	(0.34)		(0.34)	(0.35)
Distributions from Net Realized Capital
Gains	(0.05)	(0.08)	(0.05)		(0.03)	–	(0.05)	(0.08)	(0.05)		(0.03)	–

Total Distributions	(0.37)	(0.42)	(0.41)		(0.40)	(0.37)	(0.34)	(0.40)	(0.39)		(0.37)	(0.35)

Net Asset Value, End of Period	$10.67	$10.50	$10.40		$10.28	$10.28	$10.69	$10.52	$10.42		$10.30	$10.30

Total Return†	5.26%	5.18%	5.23%		3.89%	0.90%	4.97%	4.92%	4.96%		3.63%	0.66%

Ratios/Supplemental Data
Net Assets End of Period (000)	$28,931	$32,304	$34,317		$37,521	$44,427	$3,932	$2,738	$2,199		$2,002	$1,941
Ratio of Expenses to Average Net Assets	0.59%	0.60%	0.57%		0.58%	0.62%	0.87%	0.85%	0.82%		0.83%	0.87%
Ratio of Net Investment Income to Average
Net Assets	3.03%	3.32%	3.48%		3.54%	3.59%	2.71%	3.06%	3.23%		3.29%	3.34%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.59%	0.65%	0.72%		0.73%	0.77%	0.87%	0.90%	0.97%		0.98%	1.02%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	3.03%	3.27%	3.33%		3.39%	3.44%	2.71%	3.01%	3.08%		3.14%	3.19%
Portfolio Turnover Rate	55%	17%	25%		29%	52%	55%	17%	25%		29%	52%

	Pennsylvania Intermediate Municipal Bond Fund
	Class C
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$10.51	$10.41	$10.29		$10.30	$10.57

Net Investment Income(1)	0.21	0.23	0.26		0.27	0.27
Realized and Unrealized Gain (Loss) on
Investments	0.23	0.19	0.17		0.02	(0.27)

Total from Investment Operations	0.44	0.42	0.43		0.29	–

Payment from Affiliate(1)	–	–	–	*(2)	–	–

Dividends from Net Investment Income	(0.21)	(0.24)	(0.26)		(0.27)	(0.27)
Distributions from Net Realized Capital
Gains	(0.05)	(0.08)	(0.05)		(0.03)	–

Total Distributions	(0.26)	(0.32)	(0.31)		(0.30)	(0.27)

Net Asset Value, End of Period	$10.69	$10.51	$10.41		$10.29	$10.30

Total Return†	4.30%	4.15%	4.19%		2.78%	0.05%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,954	$1,768	$620		$544	$790
Ratio of Expenses to Average Net Assets	1.60%	1.58%	1.56%		1.57%	1.57%
Ratio of Net Investment Income to Average
Net Assets	2.02%	2.24%	2.49%		2.55%	2.64%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	1.60%	1.61%	1.71%		1.72%	1.72%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	2.02%	2.21%	2.34%		2.40%	2.49%
Portfolio Turnover Rate	55%	17%	25%		29%	52%

* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

	Tax Exempt Limited Maturity Bond Fund
	Class I					Class A
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.26	$10.07	$9.86	$9.86	$9.98	$10.27	$10.07	$9.87	$9.86	$9.98

Net Investment Income(1)	0.23	0.27	0.32	0.30	0.25	0.18	0.22	0.27	0.25	0.20
Realized and Unrealized Gain (Loss) on
Investments	0.13	0.19	0.21	–	(0.12)	0.12	0.20	0.20	0.01	(0.12)

Total from Investment Operations	0.36	0.46	0.53	0.30	0.13	0.30	0.42	0.47	0.26	0.08

Dividends from Net Investment Income	(0.23)	(0.27)	(0.32)	(0.30)	(0.25)	(0.18)	(0.22)	(0.27)	(0.25)	(0.20)
Distributions from Net Realized Capital
Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	(0.23)	(0.27)	(0.32)	(0.30)	(0.25)	(0.18)	(0.22)	(0.27)	(0.25)	(0.20)

Net Asset Value, End of Period	$10.39	$10.26	$10.07	$9.86	$9.86	$10.39	$10.27	$10.07	$9.87	$9.86

Total Return†	3.53%	4.61%	5.41%	3.05%	1.34%	2.98%	4.20%	4.77%	2.64%	0.84%

Ratios/Supplemental Data
Net Assets End of Period (000)	$119,047	$75,564	$61,947	$59,047	$83,198	$815	$927	$864	$932	$650
Ratio of Expenses to Average Net Assets	0.52%	0.53%	0.53%	0.53%	0.52%	0.96%	1.03%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average
Net Assets	2.21%	2.63%	3.15%	3.01%	2.53%	1.77%	2.13%	2.65%	2.52%	2.05%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.71%	0.87%	0.90%	0.79%	0.76%	1.16%	1.37%	1.40%	1.30%	1.26%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	2.02%	2.29%	2.78%	2.75%	2.29%	1.57%	1.79%	2.28%	2.25%	1.82%
Portfolio Turnover Rate	79%	77%	120%	13%	63%	79%	77%	120%	13%	63%

	Tax Exempt Limited Maturity Bond Fund
	Class C
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.26	$10.07	$9.86	$9.86	$9.98

Net Investment Income(1)	0.13	0.17	0.22	0.20	0.15
Realized and Unrealized Gain (Loss) on
Investments	0.12	0.19	0.21	–	(0.12)

Total from Investment Operations	0.25	0.36	0.43	0.20	0.03

Dividends from Net Investment Income	(0.13)	(0.17)	(0.22)	(0.20)	(0.15)
Distributions from Net Realized Capital
Gains	–	–	–	–	–

Total Distributions	(0.13)	(0.17)	(0.22)	(0.20)	(0.15)

Net Asset Value, End of Period	$10.38	$10.26	$10.07	$9.86	$9.86

Total Return†	2.40%	3.58%	4.36%	2.03%	0.33%

Ratios/Supplemental Data
Net Assets End of Period (000)	$34	$33	$111	$107	$105
Ratio of Expenses to Average Net Assets	1.52%	1.52%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average
Net Assets	1.21%	1.64%	2.15%	2.01%	1.54%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	1.72%	1.86%	1.90%	1.79%	1.76%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	1.01%	1.30%	1.78%	1.75%	1.31%
Portfolio Turnover Rate	79%	77%	120%	13%	63%

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

PNC Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 8.5%
Automotive — 4.2%
Ford Credit Auto Owner Trust,
Series 2007-B, Cl A3A
5.150%, 11/15/11	$ 1,704	$ 1,727
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 11/21/12	1,965	1,967
Nissan Auto Receivables Owner Trust,
Series 2007-B, Cl A4
5.160%, 03/17/14	3,465	3,589
USAA Auto Owner Trust,
Series 2008-1, Cl A-3
4.160%, 04/16/12	746	752
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	1,565	1,568
World Omni Auto Receivables Trust,
Series 2007-B, Cl A3A
5.280%, 01/17/12	434	438

		10,041

Utilities — 4.3%
JCP&L Transition Funding LLC,
Series 2002-A, Cl A3
5.810%, 12/05/15	4,065	4,417
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	5,050	6,024

		10,441

Total Asset Backed Securities (Cost $19,083)		20,482

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.9%
Fannie Mae, Series 2003-84, Cl PG
5.000%, 03/25/32	10,000	10,766
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	6,000	6,312
Ginnie Mae, Series 2009-111, Cl A
3.486%, 08/16/39	1,817	1,868

Total Collateralized Mortgage Obligations (Cost $17,083)		18,946

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.0%
CS First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40	5,650	5,815
First Union National Bank Commercial
Mortgage, Series 2001-C4, Cl A2
6.223%, 12/12/33	563	588
Greenwich Capital Commercial Funding,
Series 2004-GG1, Cl A4
4.755%, 06/10/36	776	784

Total Commercial Mortgage-Backed Securities (Cost $6,968)		7,187

	Par (000)	Value (000)
CORPORATE BONDS — 30.6%
Cable — 1.2%
Comcast
5.150%, 03/01/20#	$ 570	$ 586
Discovery Communications LLC
5.050%, 06/01/20	520	519
NBC Universal
5.150%, 04/30/20# (A)	565	577
News America
6.650%, 11/15/37	550	595
Time Warner Cable
5.850%, 05/01/17#	665	723

		3,000

Consumer Discretionary — 0.3%
Hasbro
6.300%, 09/15/17	549	605

Energy — 2.6%
Anadarko Petroleum
8.700%, 03/15/19	550	646
ConocoPhillips
5.750%, 02/01/19	625	693
Enterprise Products Operating LLC
5.200%, 09/01/20	535	535
EQT
8.125%, 06/01/19	735	879
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	535	548
Nexen
5.875%, 03/10/35	830	779
Petro-Canada
6.050%, 05/15/18	650	710
Sunoco
9.625%, 04/15/15#	600	717
XTO Energy
5.750%, 12/15/13	730	816

		6,323

Financials — 7.9%
American Express
7.000%, 03/19/18	725	825
Ameriprise Financial
7.300%, 06/28/19	665	779
Bank of America
6.500%, 08/01/16	555	591
Bank of America (MTN)
5.650%, 05/01/18	1,160	1,167
Barclays Bank PLC
6.750%, 05/22/19	1,070	1,140
BNY Mellon (MTN)
3.100%, 01/15/15	640	648
BP Capital Markets PLC
3.625%, 05/08/14#	540	546
Capital One Bank USA NA
6.500%, 06/13/13#	375	410
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	650	711
Citigroup
5.125%, 05/05/14	1,305	1,314
Deutsche Bank AG
3.450%, 03/30/15#	750	739

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
First Niagara Financial Group
6.750%, 03/19/20	$575	$602
General Electric Capital (MTN)
5.875%, 01/14/38	1,220	1,142
Goldman Sachs Group
5.950%, 01/18/18#	915	928
6.150%, 04/01/18	505	516
JPMorgan Chase
6.000%, 01/15/18#	1,800	1,943
JPMorgan Chase Capital XV
5.875%, 03/15/35	600	526
MetLife
7.717%, 02/15/19#	590	683
Morgan Stanley
5.300%, 03/01/13#	460	474
6.000%, 05/13/14	565	586
USB Capital XIII Trust
6.625%, 12/15/39	775	811
Wachovia Capital Trust III
5.800%, 03/15/42	1,260	995
Westpac Banking
4.200%, 02/27/15	925	943

		19,019
Food, Beverage & Tobacco — 0.6%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19 (A)	625	741
PepsiCo
5.500%, 01/15/40	660	679

		1,420
Foreign Agencies — 1.0%
Export Development Canada
2.250%, 05/28/15	2,350	2,334
Industrials — 1.2%
Ingersoll-Rand Global Holding
9.500%, 04/15/14	620	761
Lockheed Martin
5.500%, 11/15/39	865	881
Republic Services
5.000%, 03/01/20# (A)	500	504
United Technologies
5.700%, 04/15/40#	600	635

		2,781
Insurance — 1.2%
Berkshire Hathaway Finance
5.750%, 01/15/40	500	501
Hartford Financial Services Group
6.300%, 03/15/18	795	821
Principal Financial Group
8.875%, 05/15/19	625	767
Prudential Financial (MTN)
7.375%, 06/15/19#	685	784

		2,873
Materials — 0.2%
Newmont Mining
5.125%, 10/01/19#	580	594

	Par (000)	Value (000)
Real Estate Investment Trusts — 1.1%
AMB Property LP
6.625%, 12/01/19	$370	$391
Digital Realty Trust LP
5.875%, 02/01/20 (A)	975	981
Realty Income
6.750%, 08/15/19	705	763
Simon Property Group LP
6.750%, 05/15/14	435	484

		2,619
Retail — 1.2%
Home Depot
5.875%, 12/16/36	625	615
Kohl’s
6.875%, 12/15/37	650	758
Kroger
6.400%, 08/15/17	90	103
TJX
6.950%, 04/15/19	595	720
Wal-Mart Stores
5.250%, 09/01/35	650	643

		2,839
Technology — 0.8%
International Business Machines
7.625%, 10/15/18	600	754
KLA-Tencor
6.900%, 05/01/18	475	524
Xerox
6.400%, 03/15/16	510	571

		1,849
Telecommunications — 2.3%
America Movil SAB de CV
6.125%, 03/30/40# (A)	500	481
AT&T
6.300%, 01/15/38	1,150	1,197
British Telecommunications PLC
9.125%, 12/15/10	575	599
Corning
6.200%, 03/15/16	750	833
GTE
6.940%, 04/15/28	1,525	1,642
Telefonica Emisiones SAU
3.729%, 04/27/15	665	655
Verizon Communications
7.350%, 04/01/39#	100	119

		5,526
Transportation — 0.4%
Burlington Northern Santa Fe
5.750%, 03/15/18	440	484
FedEx
7.375%, 01/15/14	520	601

		1,085
U.S. Government Agency Backed Temporary Liquidity
Guarantee Program — 4.8%
Bank of America (MTN) (TLGP) (FDIC)
3.125%, 06/15/12	1,200	1,249

See Notes to Financial Statements.

PNC Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
CORPORATE BONDS — continued
U.S. Government Agency Backed Temporary Liquidity
Guarantee Program — continued
General Electric Capital (MTN) (TLGP) (FDIC)
2.125%, 12/21/12	$5,245	$5,349
JPMorgan Chase (TLGP) (FDIC)
2.125%, 12/26/12#	4,250	4,336
State Street (TLGP) (FDIC)
2.150%, 04/30/12	710	726

		11,660

Utilities — 3.8%
Appalachian Power
4.950%, 02/01/15	875	929
Baltimore Gas & Electric
6.125%, 07/01/13	905	1,006
Bruce Mansfield Unit
6.850%, 06/01/34	570	573
Dominion Resources
7.000%, 06/15/38#	530	616
Duke Energy Carolinas LLC
5.300%, 02/15/40	895	891
Exelon Generation LLC
5.200%, 10/01/19	550	568
Midamerican Energy Holdings
6.125%, 04/01/36	1,075	1,122
Nisource Finance
6.400%, 03/15/18	880	954
Potomac Electric Power
6.500%, 11/15/37#	360	412
Progress Energy
4.875%, 12/01/19	585	590
Puget Sound Energy
5.757%, 10/01/39	585	588
Xcel Energy
4.700%, 05/15/20	895	904

		9,153

Total Corporate Bonds (Cost $69,974)		73,680

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 25.5%
Federal Home Loan Mortgage Corporation — 0.2%
Federal Home Loan Mortgage Corporation
9.500%, 10/01/20	72	81
8.500%, 09/01/16	2	2
8.000%, 07/01/25	56	64
7.500%, 05/01/11	14	15
7.000%, 11/01/10	7	7
7.000%, 11/01/28	287	321
6.500%, 11/01/10	1	1

		491

Federal National Mortgage Association — 24.6%
Federal National Mortgage Association
9.500%, 05/01/18	10	11
9.000%, 11/01/24	135	157
7.000%, 01/01/33	124	139
7.000%, 10/01/33	116	130
6.500%, 12/01/37	2,649	2,886
6.000%, 07/01/28	1	1
6.000%, 01/01/34	133	146

	Par (000)	Value (000)

6.000%, 11/01/35	$218	$236
6.000%, 09/01/36	5,660	6,120
6.000%, 02/01/37	372	401
6.000%, 07/01/37	2,114	2,281
6.000%, 08/01/38	1,108	1,196
6.000%, 09/01/38	2,734	2,951
5.500%, 12/01/33	6,346	6,804
5.500%, 05/01/35	1,164	1,244
5.500%, 12/01/36	5,989	6,404
5.000%, 06/01/20	2,917	3,122
5.000%, 10/01/35	8,466	8,893
5.000%, 11/01/35	787	827
4.500%, 08/01/20	5,193	5,507
4.500%, 10/01/20	2,394	2,532
4.500%, 03/01/21	4,326	4,587
4.500%, 09/01/35	2,689	2,768

		59,343

Government National Mortgage Association — 0.7%
Government National Mortgage Association
8.500%, 11/15/21	34	39
8.500%, 07/15/22	13	15
8.250%, 04/20/17	3	3
8.000%, 01/15/30	233	270
6.500%, 06/15/32	149	165
6.500%, 10/15/33	202	223
6.000%, 08/15/32	77	84
6.000%, 02/15/33	705	775
6.000%, 11/15/33	162	178
6.000%, 11/15/34	8	9

		1,761

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $57,519)		61,595

U.S. TREASURY OBLIGATIONS — 19.7%
U.S. Treasury Bonds — 6.4%
5.375%, 02/15/31#	3,000	3,544
4.500%, 02/15/36	2,360	2,483
4.250%, 08/15/14	8,570	9,419

		15,446

U.S. Treasury Inflationary Index Bond (TIP) — 3.4%

1.625%, 01/15/18	7,690	8,296

U.S. Treasury Notes — 9.9%
4.875%, 07/31/11	1,900	1,997
2.750%, 02/15/19	4,900	4,740
2.375%, 03/31/16	2,210	2,197
2.250%, 01/31/15#	6,415	6,483
1.375%, 04/15/12	3,675	3,721
1.375%, 01/15/13	4,585	4,614

		23,752

Total U.S. Treasury Obligations (Cost $47,064)		47,494

	Number of Shares	Value (000)

PREFERRED STOCKS — 0.0%
Financial Conduits — 0.0%
Fannie Mae	60,500	60

See Notes to Financial Statements.

	Number of Shares	Value (000)
PREFERRED STOCKS — continued
Financial Conduits — continued
Freddie Mae	44,080	$ 46

Total Preferred Stocks
(Cost $2,502)		106

AFFILIATED MONEY MARKET FUND — 4.3%

PNC Advantage Institutional Money Market
Fund, Class I†	10,329,742	10,330

Total Affiliated Money Market Fund
(Cost $10,330)		10,330

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.5%
(Cost $230,523)		239,820

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 8.2%
Money Market Funds — 1.8%
Fidelity Institutional Prime Money Market Fund	2,742,653	2,743
Merrill Lynch Select Institutional Fund	868,619	868
RBC Prime Money Market Fund	748,284	748

		4,359

	Par (000)

Repurchase Agreements — 6.4%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $4,571,191, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $4,662,511)	$4,571	4,571
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $5,180,683, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $5,284,180)	5,181	5,181
Deutsche Bank Securities 0.20% 0.20% (dated 05/28/10, due 06/01/10, repurchase price $4,571,191, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $4,662,518)	4,571	4,571
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $1,059,931, collateralized by U.S. Treasury Note, 3.3750%, due 11/15/19, total market value $1,081,106)	1,060	1,060

		15,383

Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $19,742)‡		19,742
TOTAL INVESTMENTS — 107.7%
(Cost $250,265)*		259,562
Other Assets & Liabilities – (7.7)%		(18,588)
TOTAL NET ASSETS — 100.0%		$240,974

* Aggregate cost for Federal income tax purposes is (000) $250,289.

Gross unrealized appreciation (000)	$12,296
Gross unrealized depreciation (000)	(3,023)

Net unrealized appreciation (000)	$9,273

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 19,288.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $3,284 and represents 1.4% of net assets as of May 31, 2010.

Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

PNC Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 10,330	$ –	$–	$ 10,330

Asset-Backed Securities	–	20,482	–	20,482

Collateralized Mortgage Obligations	–	18,946	–	18,946

Commercial Mortgage-Backed Securities	–	7,187	–	7,187

Corporate Bonds	–	73,680	–	73,680

Preferred Stocks	106	–	–	106

Short Term Investments Purchased With Collateral From Securities Loaned	4,359	15,383	–	19,742

U.S. Government Agency Mortgage-Backed Obligations	–	61,595	–	61,595

U.S. Treasury Obligations	–	47,494	–	47,494

Total Assets – Investments in Securities	$14,795	$244,767	$–	$259,562

See Notes to Financial Statements.

PNC Government Mortgage Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.8%
Fannie Mae, Series 2003-56, Cl MB
4.500%, 06/25/18	$1,292	$ 1,367
Freddie Mac, Series 1273, Cl Z
7.500%, 05/15/22	54	59
Freddie Mac, Series 2642, Cl JE
5.000%, 09/15/32	1,500	1,620
Freddie Mac, Series 2723, Cl PD
5.500%, 05/15/32	2,131	2,278
Freddie Mac, Series 2881, Cl TE
5.000%, 07/15/33	5,140	5,586
Freddie Mac, Series 3064, Cl OG
5.500%, 06/15/34	1,050	1,144
Structured Mortgage Asset Residential Trust,
Series 1992-2, Cl I
8.250%, 06/25/19 (A)	82	76
Total Collateralized Mortgage Obligations (Cost $11,258)		12,130

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 89.5%

Federal Home Loan Mortgage Corporation — 9.3%
12.250%, 08/01/15	21	22
9.000%, 04/01/16 to 09/01/20	71	79
8.750%, 05/01/17	11	12
8.500%, 09/01/17 to 01/01/22	75	82
8.000%, 02/01/17 to 03/01/22	58	64
7.000%, 05/01/31	79	88
6.000%, 10/01/32	621	681
5.500%, 03/01/28 to 12/01/36	5,549	5,925
5.000%, 11/01/35	3,133	3,295
4.500%, 03/01/40	3,973	4,059

		14,307

Federal National Mortgage Association — 71.0%
12.500%, 05/01/15	12	14
11.250%, 05/01/14	9	10
10.000%, 06/01/21	10	11
9.000%, 02/01/17 to 10/01/19	11	12
8.500%, 11/01/21 to 09/01/23	28	32
8.000%, 02/01/23 to 03/01/23	10	12
7.500%, 09/01/22 to 05/01/32	468	529
7.000%, 12/01/15 to 10/01/32	490	546
6.500%, 12/01/12 to 02/01/38	6,181	6,760
6.000%, 06/01/27 to 08/01/38	20,330	21,979
5.500%, 09/01/17 to 12/01/36	30,119	32,273
5.000%, 06/01/18 to 11/01/35	26,185	27,638
4.500%, 04/01/18 to 04/01/40	16,167	16,821
4.000%, 04/01/39	3,217	3,195

		109,832

Government National Mortgage Association — 9.2%
17.000%, 11/15/11	12	13
15.000%, 06/15/11 to 01/15/13	200	228
14.000%, 05/15/11 to 02/15/15	58	64

	Par (000)	Value (000)
13.500%, 04/15/11 to 01/20/15	80	$ 93
13.000%, 11/15/10 to 06/20/15	109	125

	Par (000)	Value (000)
12.500%, 07/15/10 to 01/20/16	$ 102	116
12.000%, 08/15/12 to 09/15/15	111	124
11.500%, 02/15/13 to 08/15/14	33	37
9.250%, 12/20/16 to 05/15/21	34	39
9.000%, 10/15/10 to 11/15/24	230	262
8.750%, 12/15/16	40	44
8.500%, 01/15/17 to 09/15/24	213	242
8.000%, 04/15/17 to 05/20/30	584	676
7.500%, 09/20/15 to 09/20/30	1,153	1,308
7.000%, 12/15/10 to 06/15/32	1,943	2,194
6.500%, 10/15/22 to 09/15/31	1,532	1,677
6.000%, 07/20/29	500	551
5.000%, 10/15/39	2,941	3,108
4.500%, 03/15/39	3,262	3,357

		14,258

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $129,952)		138,397

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.5%
PNC Advantage Institutional Money Market Fund, Class I†	3,888,245	3,888

Total Affiliated Money Market Fund (Cost $3,888)		3,888
TOTAL INVESTMENTS — 99.8% (Cost $145,098)*		154,415
Other Assets & Liabilities – 0.2%		271
TOTAL NET ASSETS — 100.0%		$154,686

* Aggregate cost for Federal income tax purposes is (000) $145,098.
Gross unrealized appreciation (000)	$9,338
Gross unrealized depreciation (000)	(21)

Net unrealized appreciation (000)	$9,317

†	See Note 3 in Notes to Financial Statements.
(A)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.

  Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

PNC Government Mortgage Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$3,888	$ –	$ –	$ 3,888
Collateralized Mortgage Obligations	–	12,054	76	12,130
U.S. Government Agency Mortgage- Backed Obligations	–	138,397	–	138,397

Total Assets – Investments in Securities	$3,888	$150,451	$76	$154,415

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

Collateralized Mortgage Obligation (000)
Balance, 05/31/09	$ –
Accrued discounts/premiums	–(A)
Realized gain (loss)	(2)
Change in unrealized appreciation (depreciation)	(4)
Purchases	–
Sales	–
Paydowns	(51)
Transfers in and/or out of Level 3	133

Balance, 05/31/10	$ 76

(A) Value is less than $500.

See Notes to Financial Statements.

PNC High Yield Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
CORPORATE BONDS — 92.8%
Airlines — 2.3%
Delta Air Lines
9.500%, 09/15/14 (A)	$200	$ 205

Automotive — 1.4%
Motors Liquidation
8.375%, 07/15/33# (B)	405	132

Cable — 8.3%
Belo
8.000%, 11/15/16	250	251
CSC Holdings
8.500%, 06/15/15 (A)	225	233
DISH DBS
7.750%, 05/31/15	275	276

		760

Consumer Discretionary — 1.0%
Mohawk Industries
6.875%, 01/15/16#	50	51
Pulte Homes
6.375%, 05/15/33	50	39

		90

Consumer Non-Cyclical — 1.9%
Quiksilver
6.875%, 04/15/15	200	175

Consumer Services — 12.1%
Browning-Ferris Industries
9.250%, 05/01/21	50	60
Iron Mountain
8.750%, 07/15/18	200	205
MGM Mirage
11.125%, 11/15/17 (A)	165	179
Royal Caribbean Cruises
11.875%, 07/15/15	195	221
Speedway Motorsports
6.750%, 06/01/13	100	99
Universal City Development Partners
10.875%, 11/15/16 (A)	250	253
Wynn Las Vegas Capital
6.625%, 12/01/14	90	89

		1,106

Consumer Staples — 2.0%
Constellation Brands
8.375%, 12/15/14	75	78
TreeHouse Foods
7.750%, 03/01/18	100	102

		180

Energy — 13.7%
Chesapeake Energy
6.625%, 01/15/16	125	125
Cloud Peak Energy Resources LLC
8.500%, 12/15/19# (A)	100	100
Copano Energy LLC
7.750%, 06/01/18	90	85
MarkWest Energy Partners LP
8.500%, 07/15/16	150	151
OPTI Canada
9.000%, 12/15/12 (A)	300	302

	Par (000)	Value (000)

PHI
7.125%, 04/15/13	$300	$ 296
Tesoro
9.750%, 06/01/19#	180	184

		1,243

Financials — 8.3%
Ford Motor Credit LLC
7.000%, 04/15/15#	300	297
Goldman Sachs Group
5.375%, 03/15/20	100	96
JPMorgan Chase
7.900%, 04/29/49 (C)	200	204
Wells Fargo Capital XV
9.750%, 09/26/44# (C)	150	161

		758

Food, Beverage & Tobacco — 1.1%
Del Monte
7.500%, 10/15/19 (A)	100	102

Healthcare — 4.2%
HCA
8.500%, 04/15/19 (A)	225	235
Mylan
7.875%, 07/15/20 (A)	150	150

		385

Industrials — 11.4%
Baldor Electric
8.625%, 02/15/17	185	188
H&E Equipment Services
8.375%, 07/15/16	160	155
Hawker Beechcraft Acquisition LLC
8.500%, 04/01/15#	150	126
K Hovnanian Enterprises
10.625%, 10/15/16	150	153
Masco
7.125%, 03/15/20	100	97
Terex
10.875%, 06/01/16	100	107
USG
6.300%, 11/15/16	125	109
Valmont Industries
6.625%, 04/20/20	100	102

		1,037

Materials — 7.6%
Ball
7.125%, 09/01/16#	50	51
Dow Chemical
8.550%, 05/15/19	200	237
Owens-Illinois
7.800%, 05/15/18	145	148
Reynolds Group Issuer LLC
7.750%, 10/15/16 (A)	150	148
Rock-Tenn
9.250%, 03/15/16	100	106

		690

See Notes to Financial Statements.

PNC High Yield Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
CORPORATE BONDS — continued
Retail — 1.7%
GameStop
8.000%, 10/01/12	$ 50	$ 51
Limited Brands
8.500%, 06/15/19	100	107

		158

Technology — 8.8%
BE Aerospace
8.500%, 07/01/18	250	259
Mantech International
7.250%, 04/15/18 (A)	75	75
Spirit Aerosystems
7.500%, 10/01/17 (A)	100	98
Sungard Data Systems
10.625%, 05/15/15	160	169
TransDigm
7.750%, 07/15/14	200	200

		801

Telecommunications — 2.2%
Sprint Nextel
8.375%, 08/15/17#	200	196

Transportation — 4.8%
Hertz
10.500%, 01/01/16	100	103
Kansas City Southern de Mexico SA de CV
9.375%, 05/01/12	79	81
8.000%, 02/01/18# (A)	250	250

		434

Total Corporate Bonds
(Cost $8,009)		8,452

	Number of Shares
PREFERRED STOCKS — 0.1%
Financial Conduits — 0.1%
Fannie Mae	10,000	10
Freddie Mae	3,000	3

Total Preferred Stocks
(Cost $324)		13

AFFILIATED MONEY MARKET FUND — 11.5%
PNC Advantage Institutional Money Market Fund, Class I†	1,043,089	1,043

Total Affiliated Money Market Fund
(Cost $1,043)		1,043

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 104.4%
(Cost $9,376)		9,508

	Number of Shares	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 18.6%
Money Market Funds — 4.1%
Fidelity Institutional Prime Money Market Fund	236,010	$236
Merrill Lynch Select Institutional Fund	74,746	75
RBC Prime Money Market Fund	64,391	64

		375

	Par (000)
Repurchase Agreements — 14.5%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $393,359, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $401,217)	$393	393
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $445,806, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $454,712)	446	446
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $393,359, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $401,217)	394	394
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $91,209, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $93,031)	91	91

		1,324

Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $1,699)‡		1,699
TOTAL INVESTMENTS — 123.0%
(Cost $11,075)*		11,207
Other Assets & Liabilities – (23.0)%		(2,099)
TOTAL NET ASSETS — 100.0%		$9,108

*	Aggregate cost for Federal income tax purposes is (000) $11,138.

Gross unrealized appreciation (000)	$494
Gross unrealized depreciation (000)	(425)

Net unrealized appreciation (000)	$69

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 1,664.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $2,330 and represents 25.6% of net assets as of May 31, 2010.
(B)	Security in default.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2010.

Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$1,043	$ –	$–	$ 1,043

Corporate Bonds	–	8,452	–	8,452

Preferred Stocks	13	–	–	13

Short Term Investments Purchased With Collateral From Securities Loaned	375	1,324	–	1,699

Total Assets – Investments in Securities	$1,431	$9,776	$–	$11,207

See Notes to Financial Statements.

PNC Intermediate Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 9.6%
Automotive — 5.0%
Capital Auto Receivables Asset Trust,
Series 2008-2, Cl A3A
4.680%, 10/15/12	$3,611	$3,698
Ford Credit Auto Owner Trust,
Series 2007-B, Cl A3A
5.150%, 11/15/11	2,078	2,105
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 11/21/12	2,865	2,868
Nissan Auto Lease Trust,
Series 2010-A, Cl A3
1.390%, 01/15/16	3,525	3,522
USAA Auto Owner Trust,
Series 2007-2, Cl A3
4.900%, 02/15/12	567	570
USAA Auto Owner Trust,
Series 2009-2, Cl A3
1.540%, 02/18/14	2,000	2,010
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	2,140	2,144
World Omni Auto Receivables Trust,
Series 2007-B, Cl A3A
5.280%, 01/17/12	407	410

		17,327
Credit Cards — 2.5%
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	3,145	3,182
MBNA Credit Card Master Note Trust,
Series 2005-A6, Cl A6
4.500%, 01/15/13	5,420	5,464

		8,646
Utilities — 2.1%
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	6,000	7,156
Total Asset Backed Securities (Cost $32,090)		33,129
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.3%
Freddie Mac, Series 2854, Cl DL
4.000%, 09/15/19	5,700	5,916
Ginnie Mae, Series 2003-113, Cl VB
4.500%, 02/16/22	5,035	5,337

Total Collateralized Mortgage Obligations (Cost $10,381)		11,253
COMMERCIAL MORTGAGE-BACKED SECURITY — 0.3%
Banc of America Commercial Mortgage,
Series 2006-3, Cl A1
5.685%, 07/10/44	1,068	1,080

Total Commercial Mortgage-Backed Security (Cost $1,072)		1,080

	Par (000)	Value (000)
CORPORATE BONDS — 43.5%
Automotive — 0.3%
PACCAR
6.875%, 02/15/14#	$850	$975
Cable — 1.3%
Comcast
5.700%, 05/15/18	1,163	1,257
Discovery Communications LLC
5.050%, 06/01/20	1,420	1,419
NBC Universal
5.150%, 04/30/20# (A)	860	878
Time Warner Cable
5.850%, 05/01/17#	885	962

		4,516
Consumer Discretionary — 0.3%
Hasbro
6.300%, 09/15/17	1,026	1,131
Consumer Staples — 0.7%
Clorox
5.000%, 03/01/13	1,010	1,093
Mead Johnson Nutrition
3.500%, 11/01/14# (A)	1,350	1,385

		2,478
Energy — 2.9%
Anadarko Petroleum
8.700%, 03/15/19	800	940
ConocoPhillips
5.750%, 02/01/19	870	965
EQT
8.125%, 06/01/19	1,010	1,208
Hess
8.125%, 02/15/19	810	1,000
Kinder Morgan Energy Partners LP
5.950%, 02/15/18	1,100	1,165
Nexen
6.200%, 07/30/19#	900	977
Petro-Canada
6.050%, 05/15/18	940	1,027
Sunoco
9.625%, 04/15/15#	750	896
XTO Energy
4.900%, 02/01/14#	1,610	1,752

		9,930
Financials — 11.6%
Allstate Life Global Funding Trusts (MTN)
5.375%, 04/30/13	1,320	1,440
American Express
7.000%, 03/19/18	1,543	1,756
Ameriprise Financial
7.300%, 06/28/19	970	1,136
Bank of America (MTN)
5.650%, 05/01/18	2,630	2,645
Bank of Nova Scotia
3.400%, 01/22/15	750	764
Barclays Bank PLC
6.750%, 05/22/19	1,025	1,092
BB&T (MTN)
5.700%, 04/30/14	1,515	1,653

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
BP Capital Markets PLC
3.625%, 05/08/14#	$1,185	$1,197
Capital One Bank USA NA
8.800%, 07/15/19	750	894
Caterpillar Financial Services (MTN)
6.125%, 02/17/14	1,480	1,674
5.450%, 04/15/18	825	902
Citigroup
5.125%, 05/05/14	2,775	2,795
Credit Suisse AG
5.400%, 01/14/20	1,620	1,584
Deutsche Bank AG
3.450%, 03/30/15#	1,270	1,252
First Niagara Financial Group
6.750%, 03/19/20	850	889
General Electric Capital
5.625%, 05/01/18	2,425	2,517
5.500%, 01/08/20#	825	846
Goldman Sachs Group
5.950%, 01/18/18#	802	814
6.150%, 04/01/18	1,475	1,507
JPMorgan Chase
6.000%, 01/15/18#	4,120	4,448
Morgan Stanley
5.300%, 03/01/13	1,200	1,238
6.000%, 05/13/14	725	751
TIAA Global Markets
4.950%, 07/15/13 (A)	1,000	1,065
UBS AG (MTN)
5.750%, 04/25/18#	925	942
Wachovia
5.625%, 10/15/16	1,395	1,483
5.750%, 02/01/18	1,275	1,363
Westpac Banking
4.200%, 02/27/15	1,425	1,453

		40,100

Food, Beverage & Tobacco — 2.0%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19 (A)	750	889
ConAgra Foods
5.875%, 04/15/14	825	923
Diageo Capital PLC
5.750%, 10/23/17	1,150	1,282
General Mills
5.650%, 02/15/19	975	1,081
PepsiCo
7.900%, 11/01/18#	2,247	2,878

		7,053

Foreign Agencies — 0.5%
Export Development Canada
2.250%, 05/28/15	1,780	1,768

Industrials — 2.1%
Boeing
1.875%, 11/20/12	975	980
GATX
4.750%, 10/01/12#	940	984
General Electric
5.250%, 12/06/17#	1,640	1,756

	Par (000)	Value (000)

Ingersoll-Rand Global Holding
9.500%, 04/15/14	$850	$1,044
Lockheed Martin
4.250%, 11/15/19#	1,775	1,795
Republic Services
5.000%, 03/01/20# (A)	850	856

		7,415

Insurance — 2.4%
Berkshire Hathaway
3.200%, 02/11/15	1,700	1,739
Hartford Financial Services Group
6.300%, 03/15/18	980	1,012
MetLife
6.817%, 08/15/18	925	1,010
New York Life Global Funding
4.650%, 05/09/13 (A)	1,340	1,431
Principal Financial Group
8.875%, 05/15/19	875	1,074
Prudential Financial (MTN)
7.375%, 06/15/19	965	1,105
Reinsurance Group of America
6.450%, 11/15/19#	825	864

		8,235

Materials — 0.3%
Newmont Mining
5.125%, 10/01/19#	895	916

Real Estate Investment Trusts — 1.2%
AMB Property LP
6.625%, 12/01/19	450	475
Digital Realty Trust LP
5.875%, 02/01/20 (A)	1,510	1,520
Realty Income
5.950%, 09/15/16	1,035	1,097
Simon Property Group LP
6.750%, 05/15/14	980	1,091

		4,183

Retail — 1.1%
Home Depot
5.250%, 12/16/13	925	1,008
Kroger
5.000%, 04/15/13	1,050	1,118
TJX
6.950%, 04/15/19	1,300	1,573

		3,699

Technology — 1.4%
Amphenol
4.750%, 11/15/14	1,100	1,154
Analog Devices
5.000%, 07/01/14	455	488
International Business Machines
7.625%, 10/15/18	1,100	1,383
KLA-Tencor
6.900%, 05/01/18	575	634
Xerox
6.400%, 03/15/16	690	772
5.625%, 12/15/19	430	455

		4,886

See Notes to Financial Statements.

PNC Intermediate Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
CORPORATE BONDS — continued
Telecommunications — 2.7%
AT&T
5.800%, 02/15/19#	$1,735	$1,912
British Telecommunications PLC
9.125%, 12/15/10	750	781
Cellco Partnership/Verizon Wireless Capital
5.550%, 02/01/14	1,025	1,133
Corning
6.200%, 03/15/16	425	472
6.625%, 05/15/19	860	986
Deutsche Telekom International Finance BV
5.750%, 03/23/16	1,250	1,348
GTE
6.840%, 04/15/18	590	653
Telefonica Emisiones SAU
3.729%, 04/27/15	755	744
Verizon Communications
5.500%, 02/15/18	590	635
6.350%, 04/01/19#	535	606

		9,270

Transportation — 1.0%
FedEx
7.375%, 01/15/14	975	1,128
Norfolk Southern
5.750%, 01/15/16	900	1,008
Union Pacific
5.750%, 11/15/17	1,068	1,177

		3,313

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 8.5%
Bank of America (MTN) (TLGP) (FDIC)
3.125%, 06/15/12	1,500	1,562
Citigroup (TLGP) (FDIC)
2.875%, 12/09/11	2,855	2,942
General Electric Capital (MTN) (TLGP) (FDIC)
3.000%, 12/09/11	6,760	6,973
2.125%, 12/21/12	7,295	7,439
Goldman Sachs Group (TLGP) (FDIC)
1.625%, 07/15/11	925	935
JPMorgan Chase (TLGP) (FDIC)
2.125%, 06/22/12	870	887
2.125%, 12/26/12#	7,280	7,427
State Street (TLGP) (FDIC)
2.150%, 04/30/12	1,005	1,028

		29,193

Utilities — 3.2%
Appalachian Power
4.950%, 02/01/15	975	1,035
Baltimore Gas & Electric
6.125%, 07/01/13	1,150	1,278
CenterPoint Energy Houston Electric LLC
7.000%, 03/01/14	1,145	1,308
Dominion Resources
6.400%, 06/15/18	1,000	1,130
Duke Energy Indiana
6.050%, 06/15/16	1,070	1,213
Exelon Generation LLC
6.200%, 10/01/17	875	981

	Par (000)	Value (000)

Metropolitan Edison
7.700%, 01/15/19	$900	$1,065
Midamerican Energy Holdings
5.750%, 04/01/18#	1,335	1,453
Nisource Finance
6.400%, 03/15/18	875	949
Progress Energy
4.875%, 12/01/19	800	807

		11,219

Total Corporate Bonds (Cost $142,086)		150,280

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 9.8%
Federal National Mortgage Association — 9.8%
6.000%, 10/01/36	2,930	3,168
6.000%, 07/01/37	1,826	1,970
5.500%, 12/01/36	4,429	4,736
5.500%, 03/01/38	3,667	3,912
5.000%, 02/01/35	6,369	6,702
5.000%, 03/01/36	4,734	4,973
4.500%, 08/01/20	4,971	5,271
4.500%, 04/01/23	2,968	3,115

		33,847

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $31,783)		33,847

U.S. TREASURY OBLIGATIONS — 32.2%
U.S. Treasury Inflationary Index Bond (TIP) — 3.2%
1.625%, 01/15/18	10,460	11,285

U.S. Treasury Notes — 29.0%
4.875%, 07/31/11	13,570	14,261
4.750%, 05/15/14#	3,770	4,209
4.250%, 08/15/13	29,695	32,395
2.750%, 02/15/19#	16,335	15,803
2.375%, 03/31/16	17,220	17,118
2.250%, 01/31/15	10,095	10,201
1.375%, 01/15/13	2,850	2,868
1.000%, 07/31/11	3,330	3,349

		100,204

Total U.S. Treasury Obligations (Cost $109,987)		111,489

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.6%
PNC Advantage Institutional Money Market Fund, Class I†	2,246,418	2,246

Total Affiliated Money Market Fund (Cost $2,246)		2,246

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.3% (Cost $329,645)		343,324

See Notes to Financial Statements.

	Number of Shares	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 9.7%
Money Market Funds — 2.2%
Fidelity Institutional Prime Money Market Fund	4,635,102	$4,635
Merrill Lynch Select Institutional Fund	1,467,971	1,468
RBC Prime Money Market Fund	1,264,604	1,265

		7,368

	Par (000)
Repurchase Agreements — 7.5%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $7,725,342, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $7,879,675)	$7,725	7,725
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $8,755,388, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $8,930,298)	8,755	8,755
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $7,725,342, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $7,879,686)	7,725	7,725
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $1,791,290, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $1,827,076)	1,791	1,791

		25,996

Total Short Term Investments Purchased With Collateral From Securities Loaned (Cost $33,364)‡		33,364

TOTAL INVESTMENTS — 109.0% (Cost $363,009)*		376,688
Other Assets & Liabilities – (9.0)%		(31,041)
TOTAL NET ASSETS — 100.0%		$345,647

*	Aggregate cost for Federal income tax purposes is (000) $363,434.

Gross unrealized appreciation (000)	$13,773
Gross unrealized depreciation (000)	(519)

Net unrealized appreciation (000)	$13,254

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 32,636.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $8,024 and represents 2.3% of net assets as of May 31, 2010.

Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

PNC Intermediate Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 2,246	$ –	$–	$ 2,246

Asset-Backed Securities	–	33,129	–	33,129

Collateralized Mortgage Obligations	–	11,253	–	11,253

Commercial Mortgage-Backed Securities	–	1,080	–	1,080

Corporate Bonds	–	150,280	–	150,280

Short Term Investments Purchased With Collateral From Securities Loaned	7,368	25,996	–	33,364

U.S. Government Agency Mortgage-Backed Obligations	–	33,847	–	33,847

U.S. Treasury Obligations	–	111,489	–	111,489

Total Assets – Investments in Securities	$9,614	$367,074	$–	$376,688

See Notes to Financial Statements.

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 16.0%
Automotive — 8.0%
BMW Vehicle Lease Trust, Series 2009-1, Cl A2
2.040%, 04/15/11	$ 215	$ 215
Capital Auto Receivables Asset Trust,
Series 2008-2, Cl A3A
4.680%, 10/15/12	1,463	1,499
Ford Credit Auto Owner Trust,
Series 2007-A, Cl A3A
5.400%, 08/15/11	142	143
Ford Credit Auto Owner Trust,
Series 2007-B, Cl A3A
5.150%, 11/15/11	864	875
Harley-Davidson Motorcycle Trust,
Series 2009-2, Cl A2
2.000%, 07/15/12	674	677
Honda Auto Receivables Owner Trust,
Series 2008-1, Cl A3
4.470%, 01/18/11	993	1,005
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 11/21/12	2,230	2,232
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Cl A3
1.420%, 08/15/14	2,770	2,772
Nissan Auto Lease Trust, Series 2009-A, Cl A2
2.010%, 04/15/11	148	148
Nissan Auto Lease Trust,
Series 2010-A, Cl A3
1.390%, 01/15/16	3,840	3,836
Nissan Auto Receivables Owner Trust,
Series 2007-B, Cl A4
5.160%, 03/17/14	2,150	2,227
Nissan Auto Receivables Owner Trust,
Series 2009-A, Cl A3
3.200%, 02/15/13	650	665
USAA Auto Owner Trust,
Series 2006-4, Cl A4
4.980%, 10/15/12	981	995
USAA Auto Owner Trust,
Series 2007-1, Cl A3
5.430%, 10/17/11	5	5
USAA Auto Owner Trust,
Series 2007-2, Cl A3
4.900%, 02/15/12	264	266
USAA Auto Owner Trust,
Series 2009-2, Cl A3
1.540%, 02/18/14	880	884
Volkswagen Auto Lease Trust,
Series 2009-A, Cl A2
2.870%, 07/15/11	214	215
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	2,280	2,285
Wachovia Auto Owner Trust,
Series 2008-A, Cl A3A
4.810%, 09/20/12	1,806	1,840

		22,784

	Par (000)	Value (000)
Credit Cards — 6.3%
Capital One Multi-Asset Execution Trust,
Series 2009-A2, Cl A2
3.200%, 04/15/14	$3,450	$ 3,526
Chase Issuance Trust,
Series 2007-A15, Cl A
4.960%, 09/17/12	2,220	2,248
Citibank Credit Card Issuance Trust,
Series 2009-A3, Cl A3
2.700%, 06/24/13	4,135	4,204
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	1,000	1,012
GE Capital Credit Card Master Note Trust,
Series 2007-3, Cl A2
5.400%, 06/15/13	1,250	1,247
GE Capital Credit Card Master Note Trust,
Series 2009-3, Cl A
2.540%, 09/15/14	700	707
MBNA Credit Card Master Note Trust,
Series 2005-A6, Cl A6
4.500%, 01/15/13	4,975	5,015

		17,959

Equipment — 1.2%
CNH Equipment Trust, Series 2009-A, Cl A2
4.060%, 10/17/11	40	40
John Deere Owner Trust,
Series 2010-A, Cl A3
1.320%, 05/15/14	3,385	3,384

		3,424

Mortgage Related — 0.0%
GE Capital Mortgage Services,
Series 1999-HE1, Cl A7
6.265%, 04/25/29	55	56

Utilities — 0.5%
Detroit Edison Securitization Funding LLC,
Series 2001-1, Cl A4
6.190%, 03/01/13	689	709
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	500	505

		1,214

Total Asset Backed Securities (Cost $45,188)		45,437

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.8%
Bank of America Mortgage Securities,
Series 2003-A, Cl 2A1
3.619%, 02/25/33 (A)	63	51
Chase Mortgage Finance,
Series 2003-S4, Cl 2A2
5.000%, 04/25/18	72	72
Fannie Mae, Series 2002-74, Cl KD
5.500%, 02/25/17	101	102
Fannie Mae, Series 2002-94, Cl BA
5.000%, 05/25/27	122	122

See Notes to Financial Statements.

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Fannie Mae, Series 2003-113, CI PD
4.000%, 02/25/17	$2,200	$ 2,287
Fannie Mae, Series 2003-36, Cl CA
4.500%, 06/25/17	981	1,015
Fannie Mae, Series 2003-48, Cl TJ
4.500%, 06/25/22	2,444	2,552
Fannie Mae, Series 2004-21, Cl AB
4.000%, 10/25/17	1,332	1,384
Fannie Mae, Series 2005-97, Cl HB
5.000%, 05/25/29	2,000	2,105
Fannie Mae, Series 2006-62, Cl TM
5.500%, 02/25/33	1,572	1,669
Fannie Mae, Series 2006-B2, Cl AB
5.500%, 05/25/14	579	598
Freddie Mac, Series 2948, Cl EB
5.000%, 05/15/27	1,500	1,551
Freddie Mac, Series 2952, Cl EC
5.500%, 11/15/28	2,457	2,532
Freddie Mac, Series 3057, Cl DG
4.500%, 07/15/23	2,593	2,699
Freddie Mac, Series 3535, Cl CA
4.000%, 05/15/24	2,215	2,318
Freddie Mac, Series 3563, Cl BC
4.000%, 06/15/22	6,818	7,087
Freddie Mac, Series 3564, Cl JA
4.000%, 01/15/18	2,067	2,165
Ginnie Mae, Series 2002-20, Cl PM
4.500%, 03/20/32	228	243
Residential Funding Mortgage Securities,
Series 2003-S11, Cl A7
3.500%, 06/25/18	56	56
Total Collateralized Mortgage Obligations (Cost $30,220)		30,608

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Cl A2B
5.248%, 12/10/46	1,750	1,797
CS First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	1,148	1,147
LB-UBS Commercial Mortgage Trust,
Series 2000-C4, Cl A2
7.370%, 08/15/26	29	29
Total Commercial Mortgage-Backed Securities (Cost $2,932)		2,973

CORPORATE BONDS — 27.1%
Automotive — 0.2%
PACCAR
6.375%, 02/15/12	280	303
6.875%, 02/15/14#	225	258

		561

Cable — 0.6%
Comcast
5.500%, 03/15/11	750	775

	Par (000)	Value (000)
Time Warner Cable
5.400%, 07/02/12#	$ 360	$ 386
8.250%, 02/14/14	400	468

		1,629

Consumer Discretionary — 0.4%
Walt Disney
4.700%, 12/01/12	1,000	1,082

Energy — 0.8%
Devon Energy
5.625%, 01/15/14	275	304
Hess
7.000%, 02/15/14#	500	574
Husky Energy
5.900%, 06/15/14	525	577
Shell International Finance BV
1.875%, 03/25/13	450	451
XTO Energy
7.500%, 04/15/12	410	456

		2,362

Financials — 13.2%
Allstate Life Global Funding Trusts (MTN)
5.375%, 04/30/13	525	573
American Express
7.250%, 05/20/14	550	624
American Express Credit (MTN)
7.300%, 08/20/13	1,000	1,125
ANZ National International
2.375%, 12/21/12# (B)	1,465	1,472
Bank of America
4.250%, 10/01/10	1,000	1,010
6.250%, 04/15/12	235	249
4.875%, 01/15/13	755	787
Bank of Nova Scotia
2.250%, 01/22/13#	1,370	1,393
Barclays Bank PLC
5.450%, 09/12/12	370	391
2.500%, 01/23/13	1,000	982
BB&T
3.100%, 07/28/11	625	633
BP Capital Markets PLC
3.125%, 03/10/12	650	660
Caterpillar Financial Services (MTN)
1.900%, 12/17/12	500	504
4.250%, 02/08/13	765	813
Citigroup
5.100%, 09/29/11#	1,000	1,028
Credit Suisse NY (MTN)
3.450%, 07/02/12#	840	867
Deutsche Bank AG
2.375%, 01/11/13	1,385	1,376
Eksportfinans ASA (MTN)
5.125%, 10/26/11	1,000	1,054
European Investment Bank
4.625%, 03/21/12	1,000	1,061
General Electric Capital (MTN)
6.000%, 06/15/12#	1,745	1,871
5.900%, 05/13/14#	1,000	1,093
Goldman Sachs Group
6.875%, 01/15/11	1,500	1,543
5.450%, 11/01/12	1,000	1,040

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
Greenpoint Bank
9.250%, 10/01/10	$425	$435
HSBC Finance
5.700%, 06/01/11	840	866
John Deere Capital (MTN)
5.250%, 10/01/12	1,345	1,455
JPMorgan Chase
3.125%, 12/01/11	1,125	1,162
4.750%, 05/01/13	2,180	2,315
KeyBank
3.200%, 06/15/12	1,000	1,041
Morgan Stanley
5.300%, 03/01/13	1,656	1,708
Nordea Bank AB
2.500%, 11/13/12 (B)	700	711
PACCAR Financial (MTN)
1.950%, 12/17/12	225	225
SunTrust Bank (MTN)
3.000%, 11/16/11	1,000	1,031
Wachovia (MTN)
5.500%, 05/01/13	2,425	2,625
Westpac Banking
2.250%, 11/19/12#	1,740	1,748

		37,471

Food, Beverage & Tobacco — 0.7%
Anheuser-Busch Inbev Worldwide
3.000%, 10/15/12	510	522
General Mills
6.000%, 02/15/12	544	587
Pepsi
4.650%, 02/15/13	950	1,023

		2,132
Healthcare — 0.3%
Novartis Capital
4.125%, 02/10/14	400	427
Pfizer
4.450%, 03/15/12	450	475

		902

Industrials — 0.3%
Boeing
1.875%, 11/20/12	795	799

Information Technology — 0.6%
Electronic Data Systems LLC
6.000%, 08/01/13	710	798
International Business Machines
2.100%, 05/06/13#	770	780

		1,578

Insurance — 1.3%
Allstate
6.200%, 05/16/14#	330	371
Berkshire Hathaway Finance
4.600%, 05/15/13	640	688
Metropolitan Life Global Funding I
2.154%, 06/10/11 (B)	1,000	1,014
Principal Life Income Funding Trusts (MTN)
5.150%, 06/17/11#	900	925

	Par (000)	Value (000)
Prudential Financial (MTN)
2.750%, 01/14/13	$730	$731

		3,729

Real Estate Investment Trusts — 0.1%
Liberty Property LP
7.250%, 03/15/11	402	416

Retail — 0.5%
Home Depot
5.200%, 03/01/11	475	489
Kroger
7.500%, 01/15/14#	925	1,071

		1,560

Sovereign Agency — 0.4%
Province of Ontario
1.875%, 11/19/12#	1,000	1,008

Telecommunications — 1.9%
AT&T
4.950%, 01/15/13	1,000	1,076
6.700%, 11/15/13	860	984
British Telecommunications PLC
9.125%, 12/15/10	540	562
Cell Partnership / Verizon Wireless Capital LLC
5.250%, 02/01/12#	325	345
Telefonica Emisiones SAU
2.582%, 04/26/13#	575	569
Verizon New England
6.500%, 09/15/11	665	705
Verizon Pennsylvania
5.650%, 11/15/11	1,070	1,125

		5,366

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 4.2%
Bank of America (MTN) (TLGP) (FDIC)
3.125%, 06/15/12	2,965	3,087
General Electric Capital (MTN) (TLGP) (FDIC)
3.000%, 12/09/11	2,775	2,862
Goldman Sachs Group (TLGP) (FDIC)
1.625%, 07/15/11	645	652
HSBC USA (TLGP) (FDIC)
3.125%, 12/16/11#	1,725	1,784
John Deere Capital (TLGP) (FDIC)
2.875%, 06/19/12	1,150	1,191
JPMorgan Chase (TLGP) (FDIC)
2.125%, 06/22/12	815	831
Wells Fargo (TLGP) (FDIC)
3.000%, 12/09/11#	1,625	1,677

		12,084

Utilities — 1.6%
Carolina Power & Light
6.500%, 07/15/12	515	564
Consolidated Edison
5.550%, 04/01/14	490	541
FPL Group Capital
0.774%, 11/09/12 (A)	1,000	1,000
Midamerican Funding LLC
6.750%, 03/01/11	600	626

See Notes to Financial Statements.

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
CORPORATE BONDS — continued
Utilities — continued
National Rural Utilities Cooperative Finance
2.625%, 09/16/12	$170	$174
Progress Energy
6.050%, 03/15/14	450	501
PSEG Power LLC
2.500%, 04/15/13# (B)	500	501
Xcel Energy
7.000%, 12/01/10	588	605

		4,512

Total Corporate Bonds (Cost $74,721)		77,191

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 8.3%
Federal Home Loan Mortgage Corporation — 2.7%
6.000%, 05/01/21	1,291	1,394
5.500%, 03/01/22	1,342	1,446
5.500%, 04/01/22	1,826	1,967
5.033%, 03/01/36 (A)	1,604	1,694
4.500%, 02/01/19	1,061	1,125

		7,626

Federal National Mortgage Association — 5.6%
6.000%, 09/01/16	373	396
5.596%, 09/01/36 (A)	931	977
5.500%, 09/01/17	995	1,074
5.500%, 10/01/17	437	471
5.500%, 11/01/18	854	923
5.187%, 12/01/34 (A)	526	552
5.000%, 06/01/18	850	913
5.000%, 12/01/21	1,392	1,493
4.951%, 01/01/36 (A)	1,695	1,784
4.887%, 04/01/35 (A)	1,449	1,515
4.500%, 04/01/14	271	279
4.500%, 06/01/21	3,831	4,066
3.912%, 08/01/33 (A)	705	729
3.281%, 07/01/34 (A)	808	836
2.665%, 11/01/32 (A)	81	85

		16,093

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $22,698)		23,719

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.7%
Federal Home Loan Bank — 1.2%
5.250%, 06/11/10	2,500	2,503
3.375%, 09/10/10	1,000	1,009

		3,512

Federal Home Loan Mortgage Corporation — 1.3%
4.875%, 11/15/13	2,500	2,771
2.125%, 09/21/12	1,000	1,022

		3,793

Federal National Mortgage Association — 2.2%
4.625%, 10/15/13	1,250	1,373
4.375%, 09/15/12#	3,500	3,753

	Par (000)	Value (000)

2.000%, 09/28/12	$1,000	$1,004

		6,130

Total U.S. Government Agency Obligations (Cost $12,891)		13,435
U.S. TREASURY OBLIGATIONS — 30.0%
U.S. Treasury Notes — 30.0%
4.750%, 01/31/12	4,640	4,956
4.625%, 08/31/11	6,680	7,020
4.125%, 08/31/12	1,250	1,342
2.000%, 11/30/13	5,585	5,669
1.875%, 06/15/12	2,000	2,045
1.375%, 03/15/12	11,730	11,880
1.375%, 04/15/12	1,500	1,519
1.375%, 09/15/12	15,405	15,569
1.375%, 01/15/13	11,970	12,045
1.125%, 06/30/11	3,200	3,223
1.125%, 01/15/12	1,500	1,511
1.000%, 09/30/11	14,000	14,082
0.875%, 03/31/11	4,500	4,518

Total U.S. Treasury Obligations (Cost $84,855)		85,379

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.7%
PNC Advantage Institutional Money Market Fund, Class I†	4,774,021	4,774

Total Affiliated Money Market Fund (Cost $4,774)		4,774

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 99.6% (Cost $278,279)		283,516

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 5.3%
Money Market Funds — 1.2%
Fidelity Institutional Prime Money Market Fund	2,104,164	2,104
Merrill Lynch Select Institutional Fund	666,404	666
RBC Prime Money Market Fund	574,083	574

		3,344

	Par (000)
Repurchase Agreements — 4.1%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,507,018, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $3,577,079)	$3,507	3,507

See Notes to Financial Statements.

	Par (000)	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — continued
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,974,620, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $4,054,023)	$3,975	$3,975
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,507,018, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $3,577,084)	3,507	3,507
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $813,179, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $829,424)	813	813

		11,802

Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $15,146)‡		15,146
TOTAL INVESTMENTS — 104.9% (Cost $293,425)*		298,662
Other Assets & Liabilities – (4.9)%		(13,819)
TOTAL NET ASSETS — 100.0%		$284,843

*	Aggregate cost for Federal income tax purposes is (000) $293,429.

Gross unrealized appreciation (000)	$5,394
Gross unrealized depreciation (000)	(161)

Net unrealized appreciation (000)	$5,233

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 14,853.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2010.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $3,698 and represents 1.3% of net assets as of May 31, 2010.

  Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 4,774	$ –	$–	$ 4,774

Asset-Backed Securities	–	45,437	–	45,437

Collateralized Mortgage Obligations	–	30,608	–	30,608

Commercial Mortgage-Backed Securities	–	2,973	–	2,973

Corporate Bonds	–	77,191	–	77,191

Short Term Investments Purchased With Collateral From Securities Loaned	3,344	11,802		15,146

U.S. Government Agency Mortgage-Backed Obligations	–	23,719	–	23,719

U.S. Government Agency Obligations	–	13,435	–	13,435

U.S. Treasury Obligations	–	85,379	–	85,379

Total Assets – Investments in Securities	$8,118	$290,544	$–	$298,662

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 8.7%
Automotive — 3.7%
Capital One Auto Finance Trust,
Series 2007-B, Cl A3A
5.030%, 04/15/12	$1	$1
Carmax Auto Owner Trust,
Series 2009-1, Cl A3
4.120%, 03/15/13	500	514
Harley-Davidson Motorcycle Trust,
Series 2007-2, Cl A4
5.120%, 08/15/13	40	41
Honda Auto Receivables Owner Trust,
Series 2008-1, Cl A3
4.470%, 01/18/11	178	180
Honda Auto Receivables Owner Trust,
Series 2009-2, Cl A3
2.790%, 01/15/13	395	402
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 11/21/12	1,830	1,832
Hyundai Auto Receivables Trust,
Series 2007-A, Cl A3A
5.040%, 01/17/12	1	1
Hyundai Auto Receivables Trust,
Series 2009-A, Cl A3
2.030%, 08/15/13	215	217
Nissan Auto Receivables Owner Trust,
Series 2009-A, Cl A3
3.200%, 02/15/13	850	869
USAA Auto Owner Trust,
Series 2008-3, Cl A3
4.280%, 10/15/12	399	407
USAA Auto Owner Trust,
Series 2009-1, Cl A3
3.020%, 06/17/13	495	503
USAA Auto Owner Trust,
Series 2009-2, Cl A3
1.540%, 02/18/14	1,325	1,332
Volkswagen Auto Loan Enhanced Trust,
Series 2008-1, Cl A3
4.500%, 07/20/12	10	10
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	1,405	1,408
World Omni Auto Receivables Trust,
Series 2007-B, Cl A3A
5.280%, 01/17/12	292	294
World Omni Auto Receivables Trust,
Series 2009-A, Cl A3
3.330%, 05/15/13	300	306

		8,317

Credit Cards — 2.4%
BA Credit Card Trust,
Series 2007-A8, Cl A8
5.590%, 11/17/14	40	43
Capital One Multi-Asset Execution Trust,
Series 2006-A6, Cl A6
5.300%, 02/18/14	170	176

	Par (000)	Value (000)
Citibank Credit Card Issuance Trust,
Series 2005-A4, Cl A4
4.400%, 06/20/14	$25	$26
Citibank Credit Card Issuance Trust,
Series 2005-A7, Cl A7
4.750%, 10/22/12	195	198
Citibank Credit Card Issuance Trust,
Series 2009-A4, Cl A4
4.900%, 06/23/16	1,100	1,199
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	1,585	1,604
Discover Card Master Trust,
Series 2008-A4, Cl A4
5.650%, 12/15/15	160	177
GE Capital Credit Card Master Note Trust,
Series 2007-3, Cl A2
5.400%, 06/15/13	550	549
MBNA Credit Card Master Note Trust,
Series 2005-A6, Cl A6
4.500%, 01/15/13	1,560	1,573

		5,545

Equipment — 0.2%
CNH Equipment Trust,
Series 2009-A, Cl A3
5.280%, 11/15/12	315	324
John Deere Owner Trust,
Series 2008-A, Cl A3
4.180%, 06/15/12	70	71

		395

Utilities — 2.4%
Atlantic City Electric Transition Funding LLC,
Series 2002-1, Cl A4
5.550%, 10/20/23	3,175	3,606
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	1,900	1,921

		5,527

Total Asset Backed Securities
(Cost $19,003)		19,784

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.4%
Fannie Mae, Series 2003-69, Cl PM
3.500%, 07/25/33	4,384	4,505
Freddie Mac, Series 2882, Cl BA
5.000%, 10/15/32	2,800	2,962
Freddie Mac, Series 3220, Cl PC
6.000%, 11/15/32	20	21
Ginnie Mae, Series 2008-22, Cl B
4.500%, 12/16/38	15	16
Ginnie Mae, Series 2008-48, Cl D
5.243%, 10/16/39 (A)	25	27
Ginnie Mae, Series 2009-111, Cl A
3.486%, 08/16/39	1,142	1,173

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Ginnie Mae, Series 2009-27, Cl A
3.279%, 07/16/37	$1,289	$ 1,320

Total Collateralized Mortgage Obligations (Cost $9,078)		10,024

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.6%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Cl AAB
5.608%, 10/15/48	1,100	1,164
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Cl ASB
5.278%, 12/11/49	2,000	2,051
Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Cl A2B
5.248%, 12/10/46	1,750	1,797
Commercial Mortgage Pass Through Certificates,
Series 2007-C9, Cl A2
5.811%, 12/10/49 (A)	20	21
CS First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	1,295	1,293
CS First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40	2,500	2,573
First Union National Bank Commercial
Mortgage, Series 2001-C4, Cl A2
6.223%, 12/12/33	352	368
First Union National Bank Commercial
Mortgage, Series 2002-C1, Cl A2
6.141%, 02/12/34	10	10
LB-UBS Commercial Mortgage Trust,
Series 2003-C7, Cl A2
4.064%, 09/15/27 (A)	7	7
LB-UBS Commercial Mortgage Trust,
Series 2006-C3, Cl A2
5.532%, 03/15/32	1,150	1,168
Morgan Stanley Capital I,
Series 2007-HQ11, Cl A2
5.359%, 02/12/44	50	51
Morgan Stanley Capital I,
Series 2007-HQ11, Cl A31
5.439%, 02/12/44	435	439
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Cl A2
6.592%, 12/18/33	5	5
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C1, Cl A3
6.164%, 04/15/34	14	15
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Cl A2
4.043%, 11/15/34	6	6
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Cl A4
4.748%, 02/15/41	30	31
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Cl A3
5.679%, 10/15/48	45	45

	Par (000)	Value (000)

Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Cl A2
5.421%, 04/15/47	$1,760	$ 1,796
Total Commercial Mortgage-Backed Securities (Cost $11,785)		12,840

CORPORATE BONDS — 35.6%
Cable — 1.7%
Comcast
5.700%, 05/15/18	160	173
5.150%, 03/01/20#	435	447
CSC Holdings
8.500%, 06/15/15 (B)	200	207
Discovery Communications LLC
5.050%, 06/01/20	500	500
DISH DBS
7.750%, 05/31/15	250	251
NBC Universal
5.150%, 04/30/20# (B)	560	572
News America Holdings
8.450%, 08/01/34	735	869
Time Warner Cable
8.250%, 02/14/14	450	527
5.850%, 05/01/17#	400	435

		3,981

Consumer Discretionary — 1.1%
Hasbro
6.300%, 09/15/17	505	557
Mohawk Industries
6.875%, 01/15/16#	450	459
Pulte Homes
6.375%, 05/15/33	875	687
Stanley Black & Decker
6.150%, 10/01/13	10	11
5.902%, 12/01/45 (A)	750	705

		2,419

Consumer Non-Cyclical — 0.3%
Hanesbrands
3.831%, 12/15/14 (A)	200	187
Live Nation Entertainment
8.125%, 05/15/18 (B)	250	248
Quiksilver
6.875%, 04/15/15	200	175

		610

Consumer Services — 1.4%
Browning-Ferris Industries
9.250%, 05/01/21	810	977
Education Management LLC
8.750%, 06/01/14	515	521
Iron Mountain
8.750%, 07/15/18	275	282
MGM Mirage
11.125%, 11/15/17 (B)	200	216
Royal Caribbean Cruises
11.875%, 07/15/15	516	586
Speedway Motorsports
6.750%, 06/01/13	100	99

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Consumer Services — continued
Universal City Development Partners
10.875%, 11/15/16 (B)	$250	$ 252
Wynn Las Vegas Capital
6.625%, 12/01/14	210	208

		3,141

Energy — 3.7%
Anadarko Petroleum
8.700%, 03/15/19#	455	535
Chesapeake Energy
6.625%, 01/15/16	250	251
Cloud Peak Energy Resources LLC
8.500%, 12/15/19# (B)	200	199
ConocoPhillips
5.750%, 02/01/19	640	710
Copano Energy LLC
7.750%, 06/01/18	200	190
Denbury Resources
8.250%, 02/15/20	249	257
El Paso Pipeline Partners Operating LLC
6.500%, 04/01/20	590	596
Encore Acquisition
9.500%, 05/01/16	325	345
EQT
8.125%, 06/01/19	690	825
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	525	537
MarkWest Energy Partners LP
8.500%, 07/15/16	225	226
Nexen
5.875%, 03/10/35	650	610
OPTI Canada
9.000%, 12/15/12 (B)	200	201
Petro-Canada
6.050%, 05/15/18	400	437
PHI
7.125%, 04/15/13	645	637
SeaRiver Maritime
3.289%, 09/01/12 (C)	845	800
Sunoco
9.625%, 04/15/15#	325	388
Tesoro
9.750%, 06/01/19#	400	409
XTO Energy
5.750%, 12/15/13#	350	391

		8,544

Financials — 8.8%
American Express
7.000%, 03/19/18	785	894
Ameriprise Financial
7.300%, 06/28/19	550	644
Bank of America
7.625%, 06/01/19#	130	148
6.500%, 08/01/16	665	708
Bank of America (MTN)
5.650%, 05/01/18	845	850
Barclays Bank PLC
6.750%, 05/22/19	715	762
BB&T (MTN)
5.700%, 04/30/14	675	737

	Par (000)	Value (000)

BNY Mellon (MTN)
3.100%, 01/15/15#	$ 390	$ 395
BP Capital Markets PLC
3.625%, 05/08/14#	530	535
Capital One Bank USA NA
6.500%, 06/13/13#	5	5
Capital One Financial
7.375%, 05/23/14	500	568
Citigroup
6.010%, 01/15/15#	320	333
5.125%, 05/05/14	715	720
Credit Suisse AG
5.400%, 01/14/20#	230	225
Deutsche Bank AG
3.450%, 03/30/15#	665	656
First Niagara Financial Group
6.750%, 03/19/20	525	549
Ford Motor Credit LLC
7.000%, 04/15/15#	700	693
General Electric Capital (MTN)
6.750%, 03/15/32	1,300	1,350
Goldman Sachs Group
6.150%, 04/01/18	1,410	1,440
5.950%, 01/18/18#	15	15
JPMorgan Chase
6.125%, 06/27/17	20	21
6.000%, 01/15/18#	1,400	1,511
4.650%, 06/01/14#	380	402
3.125%, 12/01/11	1,300	1,343
JPMorgan Chase Capital XV
5.875%, 03/15/35#	780	684
Morgan Stanley
5.300%, 03/01/13#	500	516
4.750%, 04/01/14	1,085	1,077
Prudential Financial (MTN)
3.875%, 01/14/15	310	312
USB Capital XIII Trust
6.625%, 12/15/39	750	785
Wachovia Capital Trust III
5.800%, 03/15/42	770	608
Wells Fargo
3.750%, 10/01/14	480	488

		19,974

Food, Beverage & Tobacco — 0.3%
General Mills
5.650%, 02/15/19	120	133
5.250%, 08/15/13	10	11
PepsiCo
5.500%, 01/15/40	550	566

		710

Healthcare — 0.3%
HCA
8.500%, 04/15/19 (B)	300	314
Mylan
7.875%, 07/15/20 (B)	350	350

		664

Industrials — 2.6%
Baldor Electric
8.625%, 02/15/17	300	305

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
CORPORATE BONDS — continued
Industrials — continued
General Electric
5.250%, 12/06/17#	$ 250	$ 268
H&E Equipment Services
8.375%, 07/15/16	700	676
Ingersoll-Rand Global Holding
9.500%, 04/15/14#	740	909
6.000%, 08/15/13	20	22
Lockheed Martin
5.500%, 11/15/39	815	831
Martin Marietta Materials
6.250%, 05/01/37	910	896
Masco
7.125%, 03/15/20	560	543
Northrop Grumman
5.050%, 08/01/19	285	302
United Technologies
6.125%, 07/15/38	595	659
USG
6.300%, 11/15/16	250	217
Valmont Industries
6.625%, 04/20/20	315	320

		5,948

Insurance — 1.3%
Allstate
6.200%, 05/16/14#	180	202
Berkshire Hathaway Finance
5.750%, 01/15/40	305	306
Hartford Financial Services Group
6.300%, 03/15/18	635	656
MetLife
6.817%, 08/15/18	1,000	1,092
Principal Financial Group
8.875%, 05/15/19#	275	338
Prudential Financial (MTN)
7.375%, 06/15/19#	300	343

		2,937

Materials — 1.4%
Ball
7.125%, 09/01/16#	225	231
Bemis
5.650%, 08/01/14	360	392
Dow Chemical
5.900%, 02/15/15#	1,190	1,282
Newmont Mining
5.125%, 10/01/19#	535	548
Owens-Illinois
7.800%, 05/15/18	500	509
Rock-Tenn
9.250%, 03/15/16	225	238

		3,200

Real Estate Investment Trusts — 1.1%
AMB Property LP
6.625%, 12/01/19	425	449
Digital Realty Trust LP
5.875%, 02/01/20 (B)	900	906
Realty Income
6.750%, 08/15/19	500	541

	Par (000)	Value (000)

Simon Property Group LP
6.750%, 05/15/14#	$ 310	$ 345
5.875%, 03/01/17	155	165

		2,406

Retail — 2.4%
Advance Auto Parts
5.750%, 05/01/20	200	205
GameStop
8.000%, 10/01/12	275	282
Home Depot
5.875%, 12/16/36	390	384
Kohl’s
6.875%, 12/15/37	890	1,038
Kroger
7.500%, 01/15/14#	1,050	1,216
6.400%, 08/15/17	20	23
Limited Brands
8.500%, 06/15/19	450	479
Safeway
6.250%, 03/15/14	275	310
TJX
6.950%, 04/15/19	385	466
Wal-Mart Stores
5.625%, 04/01/40	930	969

		5,372

Technology — 0.7%
BE Aerospace
8.500%, 07/01/18	240	248
KLA-Tencor
6.900%, 05/01/18	300	331
Life Technologies
6.000%, 03/01/20	500	529
Mantech International
7.250%, 04/15/18 (B)	425	426
TransDigm
7.750%, 07/15/14	150	150

		1,684

Telecommunications — 1.6%
AT&T
6.400%, 05/15/38#	1,000	1,055
6.300%, 01/15/38#	450	469
Bellsouth Capital Funding
7.875%, 02/15/30	15	17
Corning
6.200%, 03/15/16	705	783
GTE
6.940%, 04/15/28	790	851
Telefonica Emisiones SAU
3.729%, 04/27/15	470	463
Verizon Communications
5.500%, 02/15/18	20	21

		3,659

Transportation — 1.3%
Burlington Northern Santa Fe
7.000%, 02/01/14#	330	381
5.750%, 03/15/18	15	16
Canadian National Railway
5.550%, 03/01/19	490	538

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Transportation — continued
Kansas City Southern de Mexico SA de CV
9.375%, 05/01/12	$63	$64
8.000%, 02/01/18# (B)	250	250
Norfolk Southern
7.250%, 02/15/31	10	12
5.750%, 01/15/16	500	560
Union Pacific
7.875%, 01/15/19	1,000	1,248

		3,069

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 1.2%
Bank of America (MTN) (TLGP) (FDIC)
3.125%, 06/15/12	2,550	2,655
Citigroup Funding (MTN) (TLGP) (FDIC)
2.000%, 03/30/12	25	25

		2,680

Utilities — 4.4%
Appalachian Power
4.950%, 02/01/15	695	737
Atlantic City Electric
7.750%, 11/15/18	230	280
Baltimore Gas & Electric
6.125%, 07/01/13	375	417
Bruce Mansfield Unit
6.850%, 06/01/34	645	647
Carolina Power & Light
5.300%, 01/15/19	110	119
Dominion Resources
8.875%, 01/15/19	455	583
7.000%, 06/15/38#	350	407
6.400%, 06/15/18	1,010	1,142
Duke Energy Carolinas LLC
5.300%, 02/15/40	1,015	1,010
Exelon Generation LLC
6.200%, 10/01/17#	590	662
5.200%, 10/01/19#	330	341
FPL Group Capital
7.875%, 12/15/15	585	714
IPALCO Enterprises
8.625%, 11/14/11	200	208
Midamerican Energy Holdings
6.125%, 04/01/36	520	543
National Fuel Gas
8.750%, 05/01/19	385	463
NiSource Finance
6.800%, 01/15/19	400	442
NRG Energy
7.250%, 02/01/14	525	518
Progress Energy
4.875%, 12/01/19	415	419
Puget Sound Energy
5.757%, 10/01/39	375	377

		10,029

Total Corporate Bonds (Cost $76,623)		81,027

	Par (000)	Value (000)
LOAN AGREEMENT — 0.2%
HCA
0.770%, 11/16/12 (A)	$601	$568

Total Loan Agreement (Cost $589)		568

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 26.1%
Federal Home Loan Mortgage Corporation — 6.9%
8.000%, 10/01/29	4	5
8.000%, 09/01/30	1	1
8.000%, 12/01/30	1	1
8.000%, 05/01/31	3	4
7.500%, 07/01/26	4	4
7.500%, 09/01/30	2	3
6.500%, 11/01/17	3	3
6.500%, 08/01/31	1	1
6.000%, 08/01/17	11	11
6.000%, 12/01/35	2,023	2,195
6.000%, 04/01/37	2,101	2,269
6.000%, 07/01/37	1,295	1,398
5.500%, 10/01/18	1,088	1,178
5.500%, 04/01/33	40	43
5.500%, 04/01/36	29	31
5.500%, 12/01/36	484	517
5.500%, 09/01/37	437	466
5.377%, 12/01/36 (A)	20	21
5.033%, 03/01/36 (A)	1,860	1,965
5.000%, 11/01/18	1,222	1,311
5.000%, 01/01/19	1,096	1,176
5.000%, 08/01/20	10	11
5.000%, 10/01/34	1,467	1,545
5.000%, 04/01/36	42	44
5.000%, 08/01/36	38	40
5.000%, 04/01/38	30	32
4.947%, 01/01/36 (A)	21	22
4.500%, 11/01/18	1,378	1,446

		15,743

Federal National Mortgage Association — 17.5%
8.000%, 08/01/27	38	44
8.000%, 09/01/27	4	5
8.000%, 10/01/27	2	2
7.500%, 08/01/26	5	6
7.500%, 10/01/27	29	32
7.500%, 04/01/30	2	2
7.500%, 01/01/31	5	6
7.500%, 04/01/31	4	4
7.500%, 08/01/31	14	16
7.000%, 04/01/11	1	1
7.000%, 09/01/14	3	3
7.000%, 04/01/27	7	8
7.000%, 10/01/27	1	1
7.000%, 11/01/27	16	18
7.000%, 03/01/29	41	46
7.000%, 07/01/31	7	8
7.000%, 08/01/32	3	4
6.500%, 07/01/17	8	9
6.500%, 02/01/32	1	1
6.000%, 12/01/16	1	1
6.000%, 06/01/17	9	10

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
6.000%, 08/01/23	$920	$$993
6.000%, 07/01/32	7	8
6.000%, 09/01/32	6	6
6.000%, 10/01/32	8	9
6.000%, 11/01/32	11	13
6.000%, 06/01/36	28	31
6.000%, 09/01/36	350	379
6.000%, 12/01/36	2,385	2,579
5.500%, 09/01/17	1,879	2,028
5.500%, 01/01/19	13	14
5.500%, 05/01/33	10	11
5.500%, 06/01/33	20	22
5.500%, 01/01/34	1,271	1,362
5.500%, 04/01/34	1,834	1,966
5.500%, 03/01/35	15	16
5.500%, 10/01/35	14	14
5.500%, 03/01/36	29	31
5.500%, 12/01/36	1,253	1,340
5.500%, 04/01/37	3,407	3,636
5.500%, 06/01/37	1,044	1,115
5.500%, 02/01/38	11	12
5.500%, 03/01/38	13	14
5.000%, 02/01/19	45	48
5.000%, 06/01/20	2,148	2,298
5.000%, 07/01/33	210	219
5.000%, 11/01/35	3,076	3,231
5.000%, 01/01/36	1,350	1,418
5.000%, 03/01/36	1,443	1,516
5.000%, 05/01/36	2,693	2,829
5.000%, 02/01/38	2,728	2,865
4.757%, 08/01/35 (A)	22	23
4.500%, 08/01/20	1,448	1,535
4.500%, 04/01/23	1,825	1,915
4.500%, 11/01/33	17	18
4.500%, 09/01/35	3,845	3,958
4.500%, 06/01/39	1,905	1,948

		39,647

Government National Mortgage Association — 1.7%
10.000%, 05/15/19	2	3
9.500%, 03/15/20	–	1
9.000%, 11/15/16	7	8
9.000%, 11/15/19	5	6
9.000%, 05/15/21	1	1
9.000%, 06/15/21	42	49
9.000%, 08/15/21	9	10
9.000%, 09/15/21	20	23
8.500%, 08/15/27	16	19
8.000%, 02/15/23	15	18
8.000%, 09/15/27	7	9
7.500%, 10/15/29	25	28
7.500%, 01/15/32	18	20
7.000%, 02/15/12	3	3
7.000%, 02/15/17	99	107
7.000%, 05/20/24	4	4
7.000%, 10/15/25	6	7
7.000%, 01/15/27	7	8
7.000%, 09/15/27	5	5
7.000%, 10/15/27	49	55
7.000%, 12/15/27	2	2

	Number of Shares	Value

7.000%, 04/15/28	$1	$$2
7.000%, 04/15/29	4	4
6.500%, 02/15/26	5	5
6.500%, 03/15/26	3	3
6.500%, 04/15/32	3	4
6.000%, 02/15/32	7	8
5.000%, 09/15/39	3,320	3,508

		3,920

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $56,279)		59,310

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.8%
Federal Home Loan Mortgage Corporation — 0.6%
2.250%, 08/24/12	390	392
2.000%, 09/28/12	915	918

		1,310

Federal National Mortgage Association — 1.2%
3.500%, 08/25/14	1,135	1,143
3.000%, 10/29/14	1,560	1,576

		2,719

Total U.S. Government Agency Obligations
(Cost $3,993)		4,029

U.S. TREASURY OBLIGATIONS — 13.5%
U.S. Treasury Bonds — 4.2%
4.500%, 02/15/36	1,855	1,952
4.750%, 02/15/37	2,435	2,661
4.250%, 08/15/14	4,565	5,017

		9,630

U.S. Treasury Inflationary Index Bond (TIP) — 0.7%
1.625%, 01/15/18	1,490	1,608

U.S. Treasury Notes — 8.6%
0.625%, 04/15/13	2,250	2,356
4.000%, 08/15/18	320	342
4.875%, 07/31/11	6,200	6,515
4.875%, 08/15/16	35	40
2.750%, 02/15/19	865	837
2.375%, 03/31/16	1,450	1,441
2.250%, 01/31/15	3,280	3,315
1.375%, 04/15/12	685	694
1.375%, 01/15/13	1,430	1,439
1.250%, 11/30/10	1,310	1,316
1.000%, 07/31/11	1,155	1,162

		19,457

Total U.S. Treasury Obligations
(Cost $30,612)		30,695

See Notes to Financial Statements.

	Number of Shares	Value (000)
PREFERRED STOCKS — 0.1%
Financial Conduits — 0.1%
Fannie Mae	77,000	$ 76
Freddie Mae	52,400	55

Total Preferred Stocks (Cost $3,083)		131

AFFILIATED MONEY MARKET FUND — 3.4%
PNC Advantage Institutional Money Market
Fund, Class I†	7,763,140	7,763

Total Affiliated Money Market Fund
(Cost $7,763)		7,763
Total Investments Before Short Term Investments Purchased with
Collateral from Securities Loaned – 99.4%
(Cost $218,808)		226,171

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 6.1%
Money Market Funds — 1.4%
Fidelity Institutional Prime Money Market Fund	1,919,513	1,919
Merrill Lynch Select Institutional Fund	607,924	608
RBC Prime Money Market Fund	523,705	524

		3,051

	Par (000)
Repurchase Agreements — 4.7%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,199,259, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $3,263,172)	$3,199	3,199
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,625,827, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $3,698,262)	3,626	3,626
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $3,199,259, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $3,263,177)	3,199	3,199
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $741,819, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $756,638)	742	742

		10,766

Total Short Term Investments Purchased With Collateral From Securities Loaned
(Cost $13,817)‡		13,817

TOTAL INVESTMENTS — 105.5%
(Cost $232,625)*		239,988
Other Assets & Liabilities – (5.5)%		(12,498)
TOTAL NET ASSETS — 100.0%		$227,490

*	Aggregate cost for Federal income tax purposes is (000) $232,691.

Gross unrealized appreciation (000)	$11,082
Gross unrealized depreciation (000)	(3,785)

Net unrealized appreciation (000)	$7,297

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 13,521.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2010.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $4,141 and represents 1.8% of net assets as of May 31, 2010.
(C)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

  Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

    Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)		Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$ 7,763	$ –	$–		$ 7,763

Asset-Backed Securities	–	19,784	–		19,784

Collateralized Mortgage Obligations	–	10,024	–	(A)	10,024

Commercial Mortgage-Backed Securities	–	12,840	–		12,840

Corporate Bonds	–	81,027	–		81,027

Loan Agreement	–	568	–		568

Preferred Stocks	131	–	–		131

Short Term Investments Purchased With Collateral From Securities Loaned	3,051	10,766	–		13,817

U.S. Government Agency Mortgage-Backed Obligations	–	59,310	–		59,310

U.S. Government Agency Obligations	–	4,029	–		4,029

U.S. Treasury Obligations	–	30,695	–		30,695

Total Assets – Investments in Securities	$10,945	$229,043	$–	(A)	$239,988

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

	Collaterlized Mortgage Obligation (000)
Balance, 05/31/09	$–
Accrued discounts/premiums	–	(A)
Realized gain (loss)	–	(A)
Change in unrealized appreciation (depreciation)	21
Purchases	1,161
Sales	–
Paydowns	(8)
Transfers in and/or out of Level 3	(1,174)

Balance, 05/31/10	$–	(A)

(A)	Value is less than $500.

See Notes to Financial Statements.

PNC Ultra Short Bond Fund

SCHEDULE OF INVESTMENTS

May 31 , 2010

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 19.1%
Automotive — 11.7%
BMW Vehicle Lease Trust,
Series 2009-1, Cl A3
2.910%, 08/15/11	$4,000	$ 4,052
Capital Auto Receivables Asset Trust,
Series 2006-2, Cl A3A
4.980%, 05/15/11	214	215
Capital One Prime Auto Receivables Trust,
Series 2006-2, Cl A4
4.940%, 07/15/12	2,501	2,521
Ford Credit Auto Owner Trust,
Series 2007-B, Cl A3A
5.150%, 11/15/11	990	1,003
Ford Credit Auto Owner Trust,
Series 2009-D, Cl A2
1.210%, 01/15/12	1,250	1,251
Honda Auto Receivables Owner Trust,
Series 2009-2, Cl A2
2.220%, 09/15/10	836	839
Honda Auto Receivables Owner Trust,
Series 2009-3, Cl A3
2.310%, 05/15/12	4,825	4,894
Hyundai Auto Receivables Trust,
Series 2007-A, Cl A3A
5.040%, 01/17/12	1,014	1,024
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Cl A2
0.700%, 08/15/12	3,955	3,946
Nissan Auto Lease Trust,
Series 2010-A, Cl A2
1.100%, 03/15/13	4,850	4,846
Nissan Auto Receivables Owner Trust,
Series 2007-B, Cl A3
5.030%, 05/16/11	138	139
USAA Auto Owner Trust,
Series 2006-3, Cl A4
5.360%, 06/15/12	375	376
USAA Auto Owner Trust,
Series 2008-1, Cl A-3
4.160%, 04/16/12	154	155
Volkswagen Auto Lease Trust,
Series 2009-A, Cl A3
3.410%, 04/16/12	4,000	4,085
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A2
0.660%, 05/21/12	2,425	2,422
Wachovia Auto Owner Trust,
Series 2007-A, Cl A4
5.490%, 04/22/13	5,095	5,250
Wachovia Auto Owner Trust,
Series 2008-A, Cl A3A
4.810%, 09/20/12	2,711	2,763
World Omni Auto Receivables Trust,
Series 2006-B, Cl A4
5.120%, 06/15/12	643	652
World Omni Auto Receivables Trust,
Series 2010-A, Cl A2
0.700%, 05/15/11	1,925	1,922

		42,355

	Par (000)	Value (000)

Credit Cards — 5.5%
American Express Credit Account Master Trust,
Series 2006-2, Cl A
5.350%, 01/15/14	$2,570	$ 2,685
American Express Credit Account Master Trust,
Series 2007-5, Cl A
0.367%, 12/15/14 (A)	2,500	2,486
BA Credit Card Trust
Series 2008-A5, Cl A5
1.537%, 12/16/13 (A)	1,425	1,439
Capital One Multi-Asset Execution Trust,
Series 2006-A10, Cl A10
5.150%, 06/16/14	3,000	3,147
Chase Issuance Trust,
Series 2007-A15, Cl A
4.960%, 09/17/12	4,700	4,759
Citibank Credit Card Issuance Trust,
Series 2004-A7, Cl A7
0.574%, 11/25/13 (A)	1,000	998
Citibank Credit Card Issuance Trust,
Series 2006-A4, Cl A4
5.450%, 05/10/13	2,900	3,019
Citibank Credit Card Issuance Trust,
Series 2009-A3, Cl A3
2.700%, 06/24/13	1,500	1,525

		20,058

Equipment — 1.1%
John Deere Owner Trust,
Series 2010-A, Cl A2
0.720%, 07/16/12	3,900	3,891

Utilities — 0.8%
Detroit Edison Securitization Funding LLC,
Series 2001-1, Cl A4
6.190%, 03/01/13	2,679	2,755

Total Asset Backed Securities (Cost $69,311)		69,059

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.7%
Bank of America Mortgage Securities,
Series 2003-A, Cl 1A1
3.872%, 02/25/33 (A)	9	7
Fannie Mae, Series 2003-11, Cl DB
5.000%, 04/25/17	323	333
Fannie Mae, Series 2003-113, Cl PC
4.000%, 03/25/15	177	178
Fannie Mae, Series 2003-120, Cl BK
3.500%, 11/25/16	1,256	1,291
Fannie Mae, Series 2003-61, Cl HN
4.000%, 08/25/28	900	931
Fannie Mae, Series 2003-81, Cl NY
4.500%, 09/25/16	2,140	2,210
Fannie Mae, Series 2004-19, Cl AB
4.000%, 10/25/17	1,088	1,127
Fannie Mae, Series 2004-36, Cl EA
4.500%, 03/25/18	1,310	1,366
Fannie Mae, Series 2005-105, Cl TL
5.500%, 11/25/31	1,062	1,124
Fannie Mae, Series 2005-21, Cl PB
5.000%, 06/25/28	716	743

See Notes to Financial Statements.

PNC Ultra Short Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Fannie Mae, Series 2005-4, Cl ED
5.000%, 06/25/27	$128	$128
Fannie Mae, Series 2006-25, Cl TA
6.000%, 11/25/29	1,134	1,156
Freddie Mac, Series 2144, Cl ME
4.500%, 04/15/14	1,964	2,046
Freddie Mac, Series 2625, Cl PX
4.000%, 10/15/26	140	141
Freddie Mac, Series 2654, Cl OE
5.000%, 09/15/28	8,000	8,379
Freddie Mac, Series 2663, Cl BA
4.000%, 08/15/16	882	905
Freddie Mac, Series 2677, Cl MC
5.000%, 11/15/26	1,967	1,995
Freddie Mac, Series 2695, Cl DE
4.000%, 01/15/17	3,915	4,074
Freddie Mac, Series 2706, CI CB
5.000%, 06/15/20	672	695
Freddie Mac, Series 2716, CI GD
5.000%, 11/15/26	456	461
Freddie Mac, Series 2754, Cl PC
5.000%, 12/15/28	2,580	2,702
Freddie Mac, Series 2755, Cl AD
4.500%, 01/15/29	393	395
Freddie Mac, Series 2769, CI BX
4.500%, 07/15/27	608	623
Freddie Mac, Series 2786, Cl PC
4.500%, 10/15/16	1,173	1,194
Freddie Mac, Series 2812, Cl AB
4.500%, 10/15/18	2,372	2,486
Freddie Mac, Series 2823, CI NJ
4.000%, 07/15/16	557	569
Freddie Mac, Series 2836, Cl QD
5.000%, 09/15/27	644	665
Freddie Mac, Series 2869, Cl BD
5.000%, 10/15/26	2,232	2,287
Freddie Mac, Series 2877, Cl GP
4.000%, 11/15/18	1,722	1,785
Freddie Mac, Series 2885, Cl PC
4.500%, 03/15/18	7,633	7,957
Freddie Mac, Series 2890, Cl PB
5.000%, 11/15/27	1,526	1,571
Freddie Mac, Series 2939, Cl PB
5.000%, 04/15/28	2,269	2,349
Freddie Mac, Series 3023, Cl PN
4.850%, 01/15/29	1,075	1,111
Freddie Mac, Series 3053, Cl OA
5.500%, 06/15/25	20	20
Freddie Mac, Series 3113, Cl QA
5.000%, 11/15/25	381	387
Freddie Mac, Series 3137, Cl DN
5.000%, 02/15/20	3,356	3,485
Freddie Mac, Series 3138, Cl QA
5.500%, 02/15/25	140	141
Freddie Mac, Series 3159, CI TA
5.500%, 11/15/26	454	462
Freddie Mac, Series 3178, Cl PA
5.500%, 10/15/27	901	926
Freddie Mac, Series 3289, CI PA
5.000%, 03/15/27	251	253

	Par (000)	Value (000)

Freddie Mac, Series R001, Cl AE
4.375%, 04/15/15	$3,207	$ 3,286

Total Collateralized Mortgage Obligations (Cost $63,941)		63,944

CORPORATE BONDS — 15.7%
Automotive — 0.2%
PACCAR
6.375%, 02/15/12	700	757

Cable — 0.4%
Comcast Cable Communications LLC
6.750%, 01/30/11	1,190	1,232

Credit Cards — 0.5%
American Express
5.250%, 09/12/11	1,750	1,817

Energy — 0.1%
XTO Energy
5.000%, 08/01/10	245	247

Financials — 7.6%
Bear Stearns LLC
5.500%, 08/15/11	2,185	2,282
5.350%, 02/01/12	1,150	1,217
Countrywide Home Loans (MTN)
4.000%, 03/22/11	3,700	3,767
Credit Suisse USA
6.125%, 11/15/11	1,315	1,395
6.500%, 01/15/12	1,935	2,074
General Electric Capital (MTN)
5.875%, 02/15/12	2,580	2,739
4.375%, 03/03/12	680	704
Goldman Sachs
6.600%, 01/15/12	3,215	3,375
Greenpoint Bank
9.250%, 10/01/10	1,290	1,320
HSBC Finance
8.000%, 07/15/10	440	443
6.750%, 05/15/11	1,245	1,299
John Deere Capital (MTN)
0.960%, 08/19/10 (A)	350	350
Morgan Stanley
6.750%, 04/15/11	2,250	2,343
TIAA Global Markets
4.875%, 01/12/11 (B)	250	255
Wachovia
5.350%, 03/15/11	1,540	1,584
5.300%, 10/15/11	2,300	2,402

		27,549

Food, Beverage & Tobacco — 0.2%
General Mills
6.000%, 02/15/12#	702	758

Insurance — 0.6%
Metropolitan Life Global Funding I
5.750%, 07/25/11 (B)	1,600	1,664
Principal Life Income Funding Trusts (MTN)
5.150%, 06/17/11#	495	509

		2,173

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Retail — 0.1%
Home Depot
5.200%, 03/01/11	$400	$411

Telecommunications — 1.7%
AT&T
7.300%, 11/15/11	1,590	1,726
British Telecommunications PLC
9.125%, 12/15/10	540	563
Cellco Partnership/Verizon Wireless Capital
3.750%, 05/20/11	660	676
Deutsche Telekom International Finance BV
5.375%, 03/23/11	1,271	1,310
Verizon New England
6.500%, 09/15/11	1,600	1,696

		5,971

Transportation — 0.1%
Burlington Northern Santa Fe
6.750%, 07/15/11	340	360

U.S. Government Agency Backed Temporary Liquidity
Guarantee Program — 3.5%
Citibank NA (TLGP) (FDIC)
1.625%, 03/30/11	6,000	6,050
General Electric Capital (MTN) (TLGP) (FDIC)
1.800%, 03/11/11	6,000	6,057
JPMorgan Chase (TLGP) (FDIC)
2.625%, 12/01/10	585	592

		12,699

Utilities — 0.7%
Midamerican Funding LLC
6.750%, 03/01/11	1,192	1,243
Southern
0.705%, 10/21/11 (A)	1,000	1,003
Xcel Energy
7.000%, 12/01/10	340	350

		2,596

Total Corporate Bonds (Cost $56,570)		56,570

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.3%
Federal National Mortgage Association — 0.3%
5.500%, 12/01/11	290	295
5.500%, 12/01/13	561	604

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $872)		899

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.5%
Federal Home Loan Bank — 2.9%
Federal Home Loan Bank
3.625%, 09/16/11	$10,000	$ 10,387

Federal Home Loan Mortgage Corporation — 5.9%
Federal Home Loan Mortgage Corporation
4.125%, 10/18/10	4,000	4,059
3.875%, 06/29/11	7,000	7,244
Federal Home Loan Mortgage Corporation (MTN)
1.500%, 01/07/11	10,000	10,062

		21,365

Federal National Mortgage Association — 2.7%
Federal National Mortgage Association
4.750%, 12/15/10	4,000	4,098
5.500%, 03/15/11	5,580	5,798

		9,896

Total U.S. Government Agency Obligations
(Cost $41,617)		41,648
U.S. TREASURY OBLIGATIONS — 33.5%
U.S. Treasury Notes — 33.5%
4.625%, 08/31/11	14,830	15,584
1.500%, 10/31/10	10,455	10,510
1.250%, 11/30/10	12,635	12,697
1.000%, 07/31/11	14,825	14,910
1.000%, 08/31/11	14,500	14,583
1.000%, 09/30/11	14,250	14,333
0.875%, 12/31/10	20,200	20,268
0.875%, 03/31/11	17,805	17,877

Total U.S. Treasury Obligations (Cost $120,684)		120,762

	Number of Shares
AFFILIATED MONEY MARKET FUND — 3.5%
PNC Advantage Institutional Money Market
Fund, Class I†	12,463,823	12,464

Total Affiliated Money Market Fund (Cost $12,464)		12,464

Total Investments Before Short Term Investments Purchased with
Collateral from Securities Loaned – 101.3% (Cost $365,459)		365,346

SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%
Money Market Funds — 0.0%
Fidelity Institutional Prime Money Market Fund	60,848	61
Merrill Lynch Select Institutional Fund	19,271	19
RBC Prime Money Market Fund	16,601	17

		97

See Notes to Financial Statements.

PNC Ultra Short Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
SHORT TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — continued
Repurchase Agreements — 0.1%
Bank of America 0.20% (dated 05/28/10, due 06/01/10, repurchase price $101,416, collateralized by U.S. Treasury Note, 2.000%, due 07/15/14, total market value $103,442)	$101	$101
BNP Paribas 0.20% (dated 05/28/10, due 06/01/10, repurchase price $114,938, collateralized by IBRD Discount Note, 0.000%, due 07/09/10, total market value $117,235)	115	115
Deutsche Bank Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $101,416, collateralized by Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/15/11 to 01/26/17, total market value $103,442)	101	101
HSBC Securities 0.20% (dated 05/28/10, due 06/01/10, repurchase price $23,516, collateralized by U.S. Treasury Note, 0.086%, due 08/19/10, total market value $23,985)	24	24

		341

Total Short Term Investments Purchased With Collateral From
Securities Loaned

(Cost $438)‡	438
TOTAL INVESTMENTS — 101.4%
(Cost $365,897)*	365,784
Other Assets & Liabilities – (1.4)%	(4,934)
TOTAL NET ASSETS — 100.0%	$360,850

*	Aggregate cost for Federal income tax purposes is (000) $365,897.

Gross unrealized appreciation (000)	$505
Gross unrealized depreciation (000)	(618)

Net unrealized appreciation (000)	$(113)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $ 427.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2010.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $1,919 and represents 0.5% of net assets as of May 31, 2010.

Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$12,464	$ –	$–	$ 12,464

Asset-Backed Securities	–	69,059	–	69,059

Collateralized Mortgage Obligations	–	63,944	–	63,944

Corporate Bonds	–	56,570	–	56,570

Short Term Investments Purchased With Collateral From Securities Loaned	97	341	–	438

U.S. Government Agency Mortgage-Backed Obligations	–	899	–	899

U.S. Government Agency Obligations	–	41,648	–	41,648

U.S. Treasury Obligations	–	120,762	–	120,762

Total Assets – Investments in Securities	$12,561	$353,223	$–	$365,784

See Notes to Financial Statements.

PNC Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.8%
Arizona — 2.4%
Arizona School Facilities Board (RB) (AMBAC) 5.000%, 07/01/16	$1,000	$1,061
Arizona Tourism and Sports Authority, Multipurpose Stadium Facility Project, Prerefunded 07/01/13 @ 100 (RB) Series A (NATL-RE) 5.375%, 07/01/13	2,135	2,401

		3,462

California — 9.9%
California Educational Facilities Authority, University of Southern California (RB) Series C 5.250%, 10/01/24	2,000	2,367
California State Department of Water Resources Power Supply (RB) 5.000%, 05/01/20	1,120	1,243
California State Department of Water Resources Power Supply (RB) Series L 5.000%, 05/01/14	1,000	1,120
5.000%, 05/01/15	2,200	2,485
California Statewide Communities Development Authority (RB) 5.000%, 06/15/13	2,000	2,169
Glendale Unified School District, Prerefunded 09/01/11 @ 100 (GO) Series D (NATL-RE) 5.250%, 09/01/11	1,500	1,560
Golden State Tobacco Securitization, Prerefunded 06/01/13 @100 (RB) Series 2003-A-1 6.750%, 06/01/13	2,000	2,324
Los Angeles Unified School District (GO) Series H (AGM) 5.000%, 07/01/16	1,000	1,144

		14,412

Colorado — 3.1%
Colorado Water Resources & Power Development Authority (RB) Series A-2 5.500%, 09/01/21	1,500	1,836
Douglas County School District, Number RE1 (GO) Series 2009 5.250%, 12/15/22	2,250	2,682

		4,518

Delaware — 0.9%
Delaware State (GO) Series 2009C 5.000%, 10/01/24	1,125	1,342

District of Columbia — 1.0%
District of Columbia (RB) Series A 5.000%, 12/01/22	1,250	1,414

Florida — 11.8%
Citizens Property Insurance (RB) Series A-1 6.000%, 06/01/16	750	830
5.000%, 06/01/16	6,500	6,833
Florida State Department of Transportation (RB) 5.000%, 07/01/18	1,850	2,089

	Par (000)	Value (000)

Florida State Department of Transportation (RB) Series A 5.000%, 07/01/20	$4,715	$5,331
University of North Florida Financing, Housing Project (RB) (NATL-RE FGIC) 5.000%, 11/01/18	2,070	2,230

		17,313

Georgia — 3.8%
Atlanta Water & Wastewater Authority (RB) Series A (NATL-RE FGIC) 5.500%, 11/01/13	1,200	1,325
Fulton County Development Authority, Georgia Tech Athletic Association (RB) (AMBAC) 5.500%, 10/01/17	1,750	1,815
Georgia Municipal Electric Authority (RB) Series X (NATL-RE-IBC) 6.500%, 01/01/12	870	930
Gwinnett County School District (GO) 5.000%, 02/01/22	1,250	1,488

		5,558

Illinois — 2.6%
Chicago Metropolitan Water Reclamation District (GO) Series A 5.000%, 12/01/22	300	354
Illinois State Sales Tax (RB) 5.000%, 06/15/25	900	927
Lake County Community Consolidated School District Number 50, Woodland (GO) (AGM) 5.000%, 01/01/19	1,280	1,381
University of Illinois, Auxilary Facilities (RB) (NATL-RE) 5.000%, 04/01/18	1,000	1,083

		3,745

Massachusettes — 9.6%
Massachusetts Bay Transportation Authority (RB) Series C (NATL-RE FGIC) 5.500%, 03/01/13	2,000	2,238
Massachusetts Bay Transportation Authority, Senior Sales Tax (RB) Series B 5.250%, 07/01/23	1,000	1,192
Massachusetts Special Obligation (RB) Series A (NATL-RE FGIC) 5.500%, 06/01/15	6,625	7,739
Massachusetts Water Resources Authority (RB) Series B (AGM) 5.250%, 08/01/23	1,000	1,184
Massachusetts Water Resources Authority (RB) Series J (AGM) 5.500%, 08/01/21	1,455	1,762

		14,115

Michigan — 6.0%
Kent Hospital Finance Authority, Butterworth Hospital Project (RB) Series A (ETM) 7.250%, 01/15/13	725	785

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Michigan — continued
Michigan Municipal Bond Authority, Clean Water
Pooled Project (RB)
5.000%, 10/01/14	$4,310	$4,938
Michigan State Hospital Finance Authority,
Edward W. Sparrow Hospital Association (RB)
5.000%, 11/15/18	1,000	1,047
Warren Consolidated School District (GO)
(Q-SBLF)
5.250%, 05/01/17	1,930	2,078

		8,848

Mississippi — 0.9%
Mississippi Development Bank Special
Obligation, Biloxi Mississippi Project (RB)
Series A (AMBAC)
5.000%, 11/01/14	1,190	1,332

Missouri — 1.8%
Missouri Development Finance Board Cultural
Facilities, Nelson Gallery Foundation (RB)
Series A
5.000%, 12/01/16	2,290	2,602

Nevada — 7.7%
Clark County School District (GO) Series C
5.000%, 06/15/17	3,000	3,376
Clark County, Las Vegas-McCarran International
Airport (RB) Series A
5.000%, 07/01/12	1,000	1,070
Clark County, Park & Regional Justice Center
(GO) Series B (AMBAC)
5.000%, 11/01/24	1,100	1,147
Truckee Meadows Water Authority (RB)
5.000%, 07/01/15	5,000	5,620

		11,213

New Mexico — 1.5%
New Mexico Finance Authority (RB) Series A
5.000%, 06/15/13	2,000	2,235

New York — 4.0%
New York Local Government Assistance
Corporation (RB) Series 2008B-C/D
5.000%, 04/01/20	3,000	3,485
New York State Dormitory Authority, Residential
Institution for Children (RB) (SONYMA)
5.000%, 06/01/15	650	731
Tobacco Settlement Financing (RB) Series A-1
5.500%, 06/01/16	1,690	1,695

		5,911

North Carolina — 3.0%
North Carolina Eastern Municipal Power Agency
(RB) Series A (ETM)
5.000%, 01/01/21	2,665	3,167
North Carolina Medical Care Commission,
Mission Health Combined Group (RB)
5.000%, 10/01/22	1,120	1,186

		4,353

	Par (000)	Value (000)

Ohio — 3.1%
Ohio State Water Development Authority, Fresh
Water Project (RB)
5.500%, 06/01/21	$1,000	$1,209
Ohio State, Common Schools (GO) Series A
5.000%, 09/15/17	3,000	3,336

		4,545

Pennsylvania — 6.9%
Allegheny County Higher Education Building
Authority, Duquesne University (RB)
5.000%, 03/01/16	200	221
Mount Lebanon School District (GO) Series A
5.000%, 02/15/24	2,250	2,498
Northampton County General Purpose Authority,
Lafayette College (RB)
5.000%, 11/01/18	1,575	1,802
Pennsylvania Higher Educational Facilities
Authority, Elizabethtown College Project (RB)
Series FF2 (RADIAN)
5.000%, 12/15/16	1,425	1,497
Philadelphia Parking Authority, Airport
Parking (RB)
5.000%, 09/01/13	1,760	1,889
Philadelphia School District (GO) Series B
5.000%, 06/01/17	1,015	1,120
Pittsburgh (GO) Series C (AGM)
5.250%, 09/01/18	1,000	1,086

		10,113

South Carolina — 0.3%
Lexington County Health Services District,
Lexington Medical Center (RB)
5.000%, 11/01/16	450	489

Texas — 11.1%
Austin Independent School District (GO)
(PSF-GTD)
5.000%, 08/01/16	2,500	2,918
Bexar County, Certificates of Obligation (GO)
Series A
5.000%, 06/15/22	2,255	2,556
Harris County Cultural Education Facilities
Finance, The Methodist Hospital System (RB)
5.000%, 06/01/14	750	845
Montgomery County (GO)
5.000%, 03/01/21	1,000	1,128
Texas State, Water Financial Assistance (GO)
Series B
5.000%, 08/01/14	1,865	2,133
Texas Tech University (RB) Twelfth Series
5.000%, 02/15/19	1,000	1,147
University of Texas, Financing System (RB)
Series A
5.000%, 08/15/23	4,775	5,440

		16,167

Washington — 5.5%
Seattle (GO) Series B
5.000%, 08/01/14	3,265	3,734

See Notes to Financial Statements.

PNC Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Washington — continued
Washington Public Power Supply System, Nuclear
Project (RB) Series B (NATL-RE-IBC)
7.125%, 07/01/16	$1,900	$ 2,388
Washington State (GO) Series R-A (AMBAC)
5.000%, 01/01/14	1,750	1,970

		8,092

Puerto Rico — 0.9%
Puerto Rico Highway & Transportation Authority
(RB) Series Y
6.250%, 07/01/13	1,250	1,372

Total Municipal Bonds (Cost $139,712)		143,151

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.9%
PNC Tax-Exempt Money Market Fund,
Class I†	1,277,128	1,277

	Number of Shares
		$
Total Affiliated Money Market Fund (Cost $1,277)		1,277
TOTAL INVESTMENTS — 98.7% (Cost $140,989)*		144,428
Other Assets & Liabilities – 1.3%		1,888
TOTAL NET ASSETS — 100.0%		$146,316

*	Aggregate cost for Federal income tax purposes is (000) $140,989.

Gross unrealized appreciation (000)	$3,638
Gross unrealized depreciation (000)	(199)

Net unrealized appreciation (000)	$3,439

†	See Note 3 in Notes to Financial Statements.

    Please see Investment Abbreviations and Definitions on Page 99.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$1,277	$ –	$–	$ 1,277

Municipal Bonds	–	143,151	–	143,151

Total Assets – Investments in Securities	$1,277	$143,151	$–	$144,428

See Notes to Financial Statements.

PNC Maryland Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
MUNICIPAL BONDS — 99.6%
District of Columbia — 2.1%
Washington Metropolitan Area Transit Authority
(RB) (NATL-RE)
5.000%, 01/01/12	$500	$531
Washington Metropolitan Area Transit Authority
(RB) Series A
5.250%, 07/01/24	1,000	1,117

		1,648

Maryland — 87.5%
Annapolis City (GO)
5.000%, 11/01/16	440	443
Anne Arundel County (GO)
5.000%, 04/01/15	1,800	2,080
5.000%, 03/01/16	750	821
Anne Arundel County, National Business Park
Project (TAN)
5.125%, 07/01/22	1,000	1,105
Anne Arundel County,
Prerefunded 03/01/12 @ 100 (GO)
5.250%, 03/01/12	1,000	1,082
Baltimore City (GO) Series A (AMBAC)
5.000%, 10/15/19	715	788
Baltimore City, Wastewater Projects (RB) Series A
(NATL-RE FGIC)
5.000%, 07/01/22	1,000	1,070
Baltimore City, Wastewater Projects,
Prerefunded 07/01/15 @ 100 (RB) Series B
(NATL-RE)
5.000%, 07/01/15	1,500	1,736
Baltimore City, Water Projects,
Prerefunded 07/01/13 @ 100 (RB)
Series A (FGIC)
5.000%, 07/01/13	2,000	2,243
Baltimore City, Water Projects,
Prerefunded 07/01/15 @ 100 (RB)
Series A (NATL-RE)
5.000%, 07/01/15	1,000	1,157
Baltimore County, Catholic Health Initiatives
Project (RB) Series A
5.000%, 09/01/21	500	539
Charles County Consolidated Public
Improvement (GO)
5.000%, 03/01/12	1,000	1,076
5.000%, 03/01/18	1,000	1,172
Frederick City (GO) Series A
5.000%, 03/01/23	500	567
5.000%, 03/01/26	1,055	1,183
Frederick County (GO)
5.000%, 08/01/16	2,000	2,311
5.000%, 08/01/17	1,730	1,982
Harford County (GO)
5.000%, 07/15/20	600	664
5.000%, 07/15/22	1,290	1,413
Howard County (GO) Series B
5.000%, 02/15/14	1,000	1,135
Maryland Department of Housing and
Community Development Administration (RB)
Series B (NATL-RE)
5.150%, 06/01/22	245	245
5.125%, 06/01/17	230	230

	Par (000)	Value (000)

Maryland Department of Transportation (RB)
5.000%, 02/15/21	$2,500	$2,816
5.000%, 09/01/22	2,000	2,253
Maryland Economic Development Corporation,
Maryland Department of Transportation
Headquarters Facility, Prerefunded 06/01/12
@100 (RB)
5.000%, 06/01/12	450	491
Maryland Economic Development Corporation,
University of Maryland, College Park Project
(RB) (AMBAC)
5.375%, 07/01/14	490	509
Maryland Economic Development Corporation,
University of Maryland, College Park Project,
Prerefunded 06/01/13 @ 100 (RB)
6.500%, 06/01/13	1,350	1,567
Maryland Environmental Service, Cecil County
Landfill Project (RB)
5.300%, 09/01/12	250	255
5.125%, 09/01/10	180	182
Maryland Health & Higher Educational Facilities
Authority, Board of Child Care (RB)
5.375%, 07/01/32	500	506
Maryland Health & Higher Educational Facilities
Authority, Carroll Hospital Center (RB)
5.000%, 07/01/36	975	969
Maryland Health & Higher Educational Facilities
Authority, College of Notre Dame (RB)
(NATL-RE)
5.300%, 10/01/18	460	517
Maryland Health & Higher Educational Facilities
Authority, Goucher College (RB)
5.375%, 07/01/25	500	515
Maryland Health & Higher Educational Facilities
Authority, LifeBridge Health (RB)
5.000%, 07/01/19	1,000	1,094
Maryland Health & Higher Educational Facilities
Authority, Western Maryland Health System
(RB) Series A (NATL-RE)
5.000%, 07/01/21	750	773
Maryland Industrial Development Financing
Authority, American Center for Physics
Headquarters Facility (RB)
5.250%, 12/15/14	500	528
Maryland State (GO) Second Series
5.000%, 08/01/18	1,450	1,673
Maryland State, Prerefunded 08/01/13 @ 100
(GO) Second Series
5.000%, 08/01/13	2,000	2,253
Maryland Transportation Authority (RB)
5.250%, 03/01/19	2,235	2,653
Maryland Transportation Authority,
Transportation Facilities Projects (RB)
5.000%, 07/01/19	1,500	1,710
Maryland Water Quality Financing Administration (RB) Series A
5.000%, 09/01/12	2,675	2,931
5.000%, 03/01/24	1,175	1,329
Montgomery County (GO) Series A
5.000%, 05/01/12	1,000	1,084

See Notes to Financial Statements.

PNC Maryland Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Maryland — continued
Montgomery County Economic Development,
Trinity Health Credit Group (RB)
5.500%, 12/01/16	$930	$967
Montgomery County Revenue Authority,
Department of Liquor Control (RB) Series A
5.000%, 04/01/18	1,000	1,133
Montgomery County Revenue Authority, Olney
Indoor Swim Center Project (RB) Series C
5.250%, 10/01/12	105	105
Prince George’s County (GO) Series B
5.000%, 07/15/20	900	1,040
5.000%, 07/15/23	1,550	1,736
Prince George’s County Industrial Development
Authority, Upper Marlboro Justice Center
Project (RB) Series A (NATL-RE)
5.000%, 06/30/17	500	548
5.000%, 06/30/19	710	760
Prince George’s County, Prerefunded 10/01/13 @
100 (GO) Series A
5.000%, 10/01/13	1,685	1,909
Prince George’s County, Woodview Village Phase
II Subdistrict, Prerefunded 07/01/12 @ 100
(RB)
7.000%, 07/01/12	1,162	1,336
St Mary’s County, St. Mary’s Hospital Project
(GO)
5.000%, 10/01/20	1,000	1,068
Talbot County (GO)
5.000%, 03/15/12	480	516
University System of Maryland (RB) Series A
(VRDN)
1.500%, 07/01/23	1,500	1,500
University System of Maryland, Auxiliary Facility
& Tuition Project (RB) Series A
5.000%, 04/01/13	1,300	1,394
5.000%, 04/01/18	1,200	1,399
Washington Suburban Sanitary District (GO)
5.000%, 06/01/20	1,000	1,157
Washington Suburban Sanitary District,
Prerefunded 06/01/15 @ 100 (GO)
5.000%, 06/01/15	680	758

		68,976

Puerto Rico — 10.0%
Puerto Rico (GO) Series A (NATL-RE-IBC)
5.250%, 07/01/21	1,000	1,036
Puerto Rico (GO) Series A-4 (AGM)
5.250%, 07/01/30	500	529
Puerto Rico Electric Power Authority (RB)
Series CCC
5.000%, 07/01/24	1,500	1,553
Puerto Rico Electric Power Authority (RB)
Series SS (NATL-RE)
5.000%, 07/01/19	1,000	1,048
Puerto Rico Highway & Transportation Authority,
Prerefunded 07/01/12 @ 100 (RB) Series D
5.750%, 07/01/12	1,350	1,486
Puerto Rico Public Buildings Authority,
Prerefunded 07/01/14 @ 100 (RB) Series I
5.500%, 07/01/14	1,000	1,153

	Par (000)	Value (000)

Puerto Rico Highway & Transportation Authority
(RB) Series Y
6.250%, 07/01/13	$1,000	$ 1,097

		7,902

Total Municipal Bonds
(Cost $75,394)		78,526

	Number of Shares
MONEY MARKET FUND — 1.1%
T. Rowe Price Maryland Tax-Free Money Fund	833,470	833

Total Money Market Fund
(Cost $833)		833
TOTAL INVESTMENTS — 100.7%
(Cost $76,227)*		79,359
Other Assets & Liabilities – (0.7)%		(558)
TOTAL NET ASSETS — 100.0%		$78,801

*	Aggregate cost for Federal income tax purposes is (000) $76,221.

Gross unrealized appreciation (000)	$3,188
Gross unrealized depreciation (000)	(50)

Net unrealized appreciation (000)	$3,138

    Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Money Market Fund	$833	$ –	$–	$ 833

Municipal Bonds	–	78,526	–	78,526

Total Assets – Investments in Securities	$833	$78,526	$–	$79,359

See Notes to Financial Statements.

PNC Michigan Intermediate Municipal Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.1%
Michigan — 94.9%
Detroit Downtown Development
(GO) Series A (AMBAC)
6.250%, 07/15/11	$1,600	$1,609
Detroit Sewer Disposal (RB)
Series C (NATL-RE FGIC)
5.250%, 07/01/16	1,145	1,256
Detroit Water Supply System
(RB) (NATL-RE FGIC)
6.500%, 07/01/15	1,000	1,114
Detroit Water Supply
System (RB) Series A (NATL-RE)
6.000%, 07/01/13	1,000	1,112
East Lansing School District
(GO) Series B (NATL-RE Q-SBLF)
5.000%, 05/01/20	1,000	1,081
Forest Hills Public Schools (GO) (AGM)
5.000%, 05/01/17	1,000	1,139
Grand Rapids, Sanitary Sewer System
Improvement (RB) Series A (NATL-RE FGIC)
5.375%, 01/01/16	1,535	1,725
Haslett Public School District
(GO) (NATL-RE Q-SBLF)
5.000%, 05/01/15	1,030	1,162
Ingham County Building
Authority (GO) (NATL-RE)
5.000%, 07/01/16	1,010	1,122
Jenison Public Schools (GO) (NATL-RE FGIC)
5.250%, 05/01/12	1,000	1,065
Kent County (GO)
5.000%, 01/01/18	750	861
Kent Hospital Finance Authority, Butterworth
Hospital Project (RB) (ETM) Series A
7.250%, 01/15/13	1,715	1,856
Lansing Building Authority (GO) (AMBAC)
5.000%, 06/01/19	1,130	1,244
Michigan Municipal Bond Authority,
Clean Water Pooled Project (RB)
5.000%, 10/01/20	545	638
Michigan Municipal Bond Authority,
Clean Water Project (RB)
5.500%, 10/01/13	1,000	1,137
Michigan State (GO)
5.500%, 12/01/15	1,000	1,157
Michigan State Hospital Finance Authority
(RB) (ETM) Series P (NATL-RE)
5.375%, 08/15/14	210	223
Michigan State Trunk Line (RB) (AGM)
5.250%, 11/01/16	1,170	1,342
5.000%, 11/01/18	1,000	1,130
Michigan State Trunk Line (RB)
Series A (NATL-RE-IBC)
5.250%, 11/01/15	1,000	1,149
Michigan State, Environmental
Program (GO) Series A
6.000%, 11/01/24	1,000	1,126
Michigan State, Environmental
Protection Program (GO)
6.250%, 11/01/12	970	1,025

	Par (000)	Value (000)

Michigan Strategic Fund, Detroit Edison
Pollution Control Project (RB)
Series AA (NATL-RE FGIC)
6.950%, 05/01/11	$1,150	$ 1,204
Northwestern Michigan College (GO) (AMBAC)
5.000%, 04/01/18	1,035	1,128
Thornapple Kellogg School District (GO)
(NATL-RE Q-SBLF)
5.000%, 05/01/18	1,045	1,159
Troy City School District
(GO) (NATL-RE Q-SBLF)
5.000%, 05/01/17	1,000	1,113
University of Michigan (RB) Series A
5.000%, 04/01/19	1,000	1,171
West Branch Rose City Area School
District (GO) (AGM Q-SBLF)
5.000%, 05/01/19	30	32

Puerto Rico — 3.2%
Puerto Rico Electric Power Authority (RB)
Series CCC
5.000%, 07/01/24	1,000	1,035

Total Municipal Bonds
(Cost $30,533)		32,115

	Number of Shares
MONEY MARKET FUND — 1.2%
JPMorgan Michigan Municipal Money Market
Fund	374,667	375

Total Money Market Fund
(Cost $375)		375
TOTAL INVESTMENTS — 99.3%
(Cost $30,908)*		32,490

Other Assets & Liabilities – 0.7%		243
TOTAL NET ASSETS — 100.0%		$32,733

*	Aggregate cost for Federal income tax purposes is (000) $30,870.

Gross unrealized appreciation (000)	$1,627
Gross unrealized depreciation (000)	(7)

Net unrealized appreciation (000)	$1,620

    Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Money Market Fund	$375	$ –	$–	$ 375

Municipal Bonds	–	32,115	–	32,115

Total Assets – Investments in Securities	$375	$32,115	$–	$32,490

See Notes to Financial Statements.

PNC Ohio Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.7%
Ohio — 92.9%
Akron (GO) (ETM)
6.000%, 12/01/12	$750	$812
Akron Economic Development (RB) (NATL-RE)
6.000%, 12/01/12	935	1,000
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series B
5.000%, 09/01/21	2,680	2,811
American Municipal Power, Hydroelectric Projects
(RB) Series C
5.000%, 02/15/22	3,000	3,259
Buckeye Tobacco Settlement Financing Authority
(RB) Series A-1
5.000%, 06/01/10	540	540
Canton City School District (GO) Series 2005
(NATL-RE)
5.000%, 12/01/14	1,185	1,269
Centerville Capital Facilities (GO) (NATL-RE)
5.650%, 12/01/18	45	45
Clermont County Water Works, Sewer District
Project (RB) (AMBAC)
5.250%, 08/01/15	2,830	3,066
Cleveland Public Power Systems, First Mortgage
(RB) Sub-Series 1 (NATL-RE)
6.000%, 11/15/10	445	454
Cleveland Waterworks (RB) Series H (NATL-RE)
5.625%, 01/01/13	35	35
Cleveland Waterworks (RB) Series N (NATL-RE)
5.000%, 01/01/18	1,990	2,184
Columbus (GO) Series C
5.000%, 07/15/14	1,270	1,453
Cuyahoga County (GO) Series A
5.000%, 12/01/20	3,205	3,720
Cuyahoga County (GO)
5.650%, 05/15/18	600	715
Cuyahoga County (RB) Series A
5.500%, 01/01/14	1,700	1,903
Dublin City School District (GO) (NATL-RE)
5.000%, 12/01/18	1,000	1,121
Erie County Garbage & Refuse Landfill
Improvement (GO) (AGM)
5.500%, 12/01/20	1,305	1,422
Franklin County (GO)
5.000%, 12/01/15	1,875	2,184
5.000%, 12/01/16	950	1,096
Greene County Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,666
Hamilton City School District (GO) (NATL-RE)
5.000%, 12/01/18	2,100	2,261
Hamilton City School District (GO) Series A
6.150%, 12/01/13	1,000	1,161
Hamilton County Sewer System (RB)
Series B (NATL-RE)
5.000%, 12/01/17	1,325	1,478
Hilliard (GO) (NATL-RE)
5.000%, 12/01/21	1,000	1,084
Lakota Local School District (GO)
(NATL-RE FGIC)
5.500%, 12/01/15	1,245	1,467

	Par (000)	Value (000)

Mad River Local School District (GO)
(NATL-RE FGIC)
5.750%, 12/01/14	$510	$584
Miami University General
Receipts (RB) (AMBAC)
5.500%, 12/01/13	2,125	2,389
5.000%, 09/01/15	1,695	1,890
Montgomery County (GO)
5.500%, 12/01/20	1,515	1,551
5.375%, 12/01/16	1,250	1,285
Montgomery County Solid
Waste Authority (RB) (NATL-RE)
5.350%, 11/01/10	470	471
Ohio Housing Finance Agency (RB)
Series A (AGM)
5.000%, 04/01/16	1,590	1,814
Ohio State Department of Administrative
Services, DAS Office Project (COP) (AMBAC)
5.000%, 12/15/12	195	196
Ohio State Higher Educational Facility
Commission (GO)
5.000%, 08/01/19	1,800	2,085
Ohio State Higher Educational Facility
Commission, Case Western Reserve University
Project (RB)
6.250%, 10/01/17	4,310	5,178
Ohio State Higher Educational Facility
Commission, Case Western Reserve University
Project (RB) Series C
5.000%, 12/01/17	595	668
Ohio State Higher Educational Facility
Commission, Kenyon College Project
(RB) (VRDN)
5.050%, 07/01/37	1,500	1,647
Ohio State Higher Educational Facility
Commission, Oberlin College Project (RB)
5.250%, 10/01/14	1,045	1,199
Ohio State Higher Educational Facility
Commission, University of Dayton 2001
Project (RB) (AMBAC)
5.500%, 12/01/11	1,000	1,045
Ohio State Higher Educational Facility
Commission, Wittenberg University Project
(RB)
5.500%, 12/01/18	1,870	1,901
Ohio State Turnpike Commission
(RB) Series A
5.000%, 02/15/18	1,000	1,134
5.000%, 02/15/19	1,000	1,126
Ohio State Turnpike Commission
(RB) Series A (NATL-RE FGIC)
5.500%, 02/15/17	2,100	2,432
5.500%, 02/15/18	1,000	1,160
Ohio State University (RB) Series A
5.000%, 12/01/15	1,025	1,182
5.000%, 12/01/17	1,000	1,152
4.000%, 12/01/13	2,465	2,691
Ohio State Water Development Authority, Fresh
Water Project (RB) Series B
5.000%, 12/01/20	3,015	3,519

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Ohio — continued
Ohio State Water Development Authority, Fresh
Water Project (RB) Series B (AGM)
5.500%, 12/01/20	$1,835	$2,223
Ohio State Water Development Authority, Walter
Pollution Control (RB) Series A
5.000%, 12/01/17	1,675	1,961
5.000%, 06/01/20	3,055	3,559
Ohio State, Major New State Infrastructure
Project (RB) Series 2008-1
5.750%, 06/15/18	500	599
Ohio State, Revitalization Project (RB) Series A
(AMBAC)
5.000%, 10/01/13	1,070	1,155
Olentangy Local School District (GO) (AGM)
5.500%, 12/01/19	35	37
Sharonville (GO) (NATL-RE FGIC)
5.250%, 06/01/13	1,000	1,114
Southwest Licking Local School
District (GO) (NATL-RE FGIC)
5.750%, 12/01/15	550	622
5.750%, 12/01/16	400	454
Teays Valley Local School District (GO)
(NATL-RE)
5.000%, 12/01/19	1,070	1,158
University of Cincinnati
(RB) Series D (AMBAC)
5.000%, 06/01/16	2,000	2,190
Upper Arlington City School District (GO)
(AGM)
5.000%, 12/01/15	2,000	2,290
Valley View Village Street
Improvement (GO) (AMBAC)
5.550%, 12/01/20	450	464
West Chester Township (GO) (AMBAC)
5.750%, 12/01/15	2,145	2,538
West Geauga Local School District
(GO) (AMBAC)
8.250%, 11/01/12	710	832
Wyoming City School District
(GO) Series B (NATL-RE FGIC)
5.750%, 12/01/13	135	154
5.750%, 12/01/14	690	806
5.750%, 12/01/15	740	874
5.750%, 12/01/16	800	952
5.750%, 12/01/17	400	480

		100,967

Puerto Rico — 4.8%
Puerto Rico Electric Power Authority (RB)
Series CCC
5.000%, 07/01/24	2,500	2,588
Puerto Rico Highway & Transportation Authority
(RB) Series Z (NATL-RE)
6.250%, 07/01/14	1,295	1,451
Puerto Rico (GO) Series A (AGM)
5.500%, 07/01/17	100	112
Puerto Rico Electric Power
Authority (RB) Series VV
5.500%, 07/01/20	800	888

	Par (000)	Value (000)

Puerto Rico Infrastructure Financing Authority
(STRB) Series C (AMBAC)
5.500%, 07/01/17	$160	$174

		5,213

Total Municipal Bonds
(Cost $100,825)		106,180

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.9%
PNC Allegiant Ohio Municipal Money Market
Fund, Class I†	987,414	987

Total Affiliated Money Market Fund
(Cost $987)		987
TOTAL INVESTMENTS — 98.6%
(Cost $101,812)*		107,167
Other Assets & Liabilities – 1.4%		1,572
TOTAL NET ASSETS — 100.0%		$108,739

*	Aggregate cost for Federal income tax purposes is (000) $101,812.

Gross unrealized appreciation (000)	$5,365
Gross unrealized depreciation (000)	(10)

Net unrealized appreciation (000)	$5,355

†	See Note 3 in Notes to Financial Statements.

    Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

PNC Ohio Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$987	$ –	$–	$ 987

Municipal Bonds	–	106,180	–	106,180

Total Assets – Investments in Securities	$987	$106,180	$–	$107,167

See Notes to Financial Statements.

PNC Pennsylvania Intermediate Municipal Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.9%
Pennsylvania — 89.5%
Allegheny County Higher Education Building
Authority, Duquesne University (RB)
5.000%, 03/01/16	$975	$1,079
Allegheny County Hospital Development
Authority, University of Pittsburgh Medical
Center Project (RB) Series A
5.000%, 05/15/22	1,375	1,469
Blair County (GO) Series A (AMBAC)
5.375%, 08/01/13	270	295
Bucks County (GO)
5.125%, 05/01/22	1,255	1,437
Central Dauphin School District (GO) (AGM)
5.000%, 12/01/20	1,000	1,063
Commonwealth of Pennsylvania (GO)
(NATL-RE)
5.375%, 07/01/19	1,000	1,203
Commonwealth of Pennsylvania (GO)
Second Series
5.000%, 01/01/15	1,000	1,147
Gettysburg Municipal Authority, Gettysburg
College (RB) (NATL-RE)
5.375%, 08/15/13	1,000	1,125
Hempfield Township Municipal Authority,
Westmoreland County (RB) (AGM)
5.000%, 09/01/16	1,550	1,718
Montgomery County Higher Education & Health
Authority, Abington Memorial Hospital (RB)
Series A
5.000%, 06/01/13	1,030	1,097
Montgomery County Higher Education & Health
Authority, Arcadia University (RB)
5.250%, 04/01/23	1,000	1,043
Mount Lebanon School District (GO) Series A
5.000%, 02/15/20	1,000	1,148
North Hills School District, Prerefunded
12/15/15 @ 100 (GO) (AGM)
5.000%, 12/15/15	1,055	1,235
Northampton County General Purpose Authority (RB)
5.250%, 10/01/15	1,000	1,161
Parkland School District (GO)
(NATL-RE FGIC)
5.375%, 09/01/14	1,000	1,141
Pennsylvania Convention Center Authority
(RB) (ETM) Series A (FGIC)
6.000%, 09/01/19	1,000	1,212
Pennsylvania Higher Educational Facilities
Authority, Thomas Jefferson University (RB)
5.000%, 03/01/24	1,065	1,152
Pennsylvania Intergovernmental Cooperation
Authority, City of Philadelphia Funding
Program (STRB)
5.000%, 06/15/18	1,050	1,208
Pennsylvania State University (RB)
5.250%, 08/15/13	1,000	1,130
Pennsylvania Turnpike Commission (RB) Series A
(AGM)
5.250%, 07/15/22	1,000	1,158

	Par (000)	Value (000)
Philadelphia Hospital Authority, Graduate
Hospital Project (RB) (ETM)
7.000%, 07/01/10	$50	$50
Philadelphia Parking Authority, Airport
Parking (RB)
5.000%, 09/01/13	1,350	1,449
Pittsburgh (GO) Series B (AGM)
5.250%, 09/01/15	1,000	1,114
Pittsburgh School District
(GO) Series A (AGM)
5.250%, 09/01/12	1,000	1,085
Union County Higher Educational Facilities
Financing Authority, Bucknell University (RB)
5.000%, 04/01/14	500	567
University of Pittsburgh, Capital Project
(RB) Series B
5.000%, 09/15/18	1,000	1,166
Washington County Authority, Special
Sub-Series ACRL (RB) (ETM)
7.875%, 12/15/18	1,000	1,399
West Chester Area School District (GO)
Series A (AGM)
5.000%, 05/15/13	1,000	1,111

		31,162

Puerto Rico — 8.4%
Puerto Rico Electric Power
Authority (RB) Series ZZ
5.250%, 07/01/19	1,035	1,133
Puerto Rico Highway & Transportation Authority
(RB) Series BB (AGM)
5.250%, 07/01/22	300	330
Puerto Rico Infrastructure Financing Authority
(STRB) Series C (AMBAC)
5.500%, 07/01/17	1,340	1,460

		2,923

Total Municipal Bonds
(Cost $32,294)		34,085

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.1%
PNC Pennsylvania Tax-Exempt Money Market
Fund, Class I†	396,121	396

Total Affiliated Money Market Fund
(Cost $396)		396
TOTAL INVESTMENTS — 99.0%

(Cost $32,690)*		34,481
Other Assets & Liabilities – 1.0%		336
TOTAL NET ASSETS — 100.0%		$34,817

* Aggregate cost for Federal income tax purposes is (000) $32,691.

Gross unrealized appreciation (000)	$1,791
Gross unrealized depreciation (000)	(1)

Net unrealized appreciation (000)	$1,790

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

PNC Pennsylvania Intermediate Municipal Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$396	$ –	$–	$ 396

Municipal Bonds	–	34,085	–	34,085

Total Assets – Investments in Securities	$396	$34,085	$–	$34,481

See Notes to Financial Statements.

PNC Tax Exempt Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
MUNICIPAL BONDS — 100.7%
Alaska — 1.1%
North Slope Borough (GO) Series A
5.000%, 06/30/13	$1,250	$1,382

Arizona — 3.9%
Arizona School Facilities Board, Prerefunded
07/01/11 @ 100 (RB)
5.500%, 07/01/11##	1,395	1,473
Arizona State (RB) Series A (AGM) (DD)
4.000%, 07/01/13	2,000	2,146
Arizona State Transportation Board (RB)
5.250%, 07/01/13	1,000	1,047

		4,666

California — 6.2%
California Department of Water Resources (RB)
Series L
5.000%, 05/01/12	2,550	2,751
California Statewide Communities Development
Authority (RB)
5.000%, 06/15/13	1,600	1,735
Los Angeles Unified School District (GO) Series A
(NATL-RE)
5.250%, 07/01/12	2,745	2,985

		7,471

Colorado — 0.9%
Regional Transportation District (RB) Series B
5.250%, 11/01/11	1,000	1,066

District of Columbia — 0.9%
District of Columbia (RB) Series B
5.000%, 12/01/12	1,000	1,098

Florida — 2.5%
Citizens Property Insurance (RB) Series A-1
6.000%, 06/01/16	1,800	1,992
5.000%, 06/01/14	1,000	1,056

		3,048

Georgia — 4.1%
Cherokee County School System (GO) Series B
(NATL-RE FGIC)
5.000%, 08/01/14	1,360	1,550
DeKalb Private Hospital Authority, Children’s
Healthcare of Atlanta Project (RB)
5.000%, 11/15/14	1,000	1,095
Georgia State (GO) Series B
5.750%, 08/01/13	2,000	2,297

		4,942

Illinois — 5.2%
Board of Trustees of University of Illinois, Utility
Infrastructure Projects, Prerefunded 08/15/11
@ 100 (COP) Series B (AMBAC)
5.500%, 08/15/11	2,300	2,441
Chicago Park District, Prerefunded 07/01/11 @
100 (GO) Series C (FGIC)
5.500%, 07/01/11	1,500	1,583

	Par (000)	Value (000)

Illinois Finance Authority, The Art Institute of
Chicago (RB) Series A
5.250%, 03/01/19	$1,000	$1,115
Illinois State (RB)
5.375%, 06/15/13	1,000	1,045

		6,184

Kansas — 0.9%
Olathe Health Facilities, Olathe Medical Center
(RB) Series A (VRDN)
4.125%, 09/01/37	1,000	1,035

Louisiana — 2.1%
Louisiana (RB) Series A-1 (VRDN)
1.060%, 05/01/43	2,500	2,498

Maryland — 6.1%
Anne Arundel County (GO)
5.000%, 03/01/14	1,000	1,135
Carroll County (GO)
5.000%, 11/01/11	1,000	1,064
Maryland State (GO) Second Series
5.000%, 08/01/15	1,395	1,624
Maryland Water Quality Financing
Administration (RB) Series A
5.000%, 03/01/14	1,000	1,137
University System of Maryland, Auxiliary Facility
& Tuition Project (RB) Series A
5.000%, 04/01/13	2,250	2,412

		7,372

Massachusettes — 1.2%
Massachusetts Health & Educational Facilities
Authority, Simmons College, Prerefunded
10/01/13 @ 100 (RB) Series F (FGIC)
5.000%, 10/01/13	1,295	1,465

Michigan — 6.2%
Detroit City School District, School Building and
Site Improvement (GO) Series A (FGIC
Q-SBLF)
5.000%, 05/01/11	1,000	1,033
Michigan Municipal Bond Authority, Clean Water
Project (RB)
5.000%, 10/01/13	2,000	2,249
5.000%, 10/01/17	1,025	1,190
Michigan State (GO)
5.500%, 12/01/15	1,000	1,158
Woodhaven-Brownstown School District,
Prerefunded 03/01/12 @ 100 (GO) (NATL-RE
Q-SBLF)
5.375%, 05/01/16	1,710	1,864

		7,494

Minnesota — 2.6%
Minnesota Public Facilities Authority, Water
Pollution Control, Prerefunded 03/01/12 @
100 (RB) Series A
5.000%, 03/01/18	2,000	2,155

See Notes to Financial Statements.

PNC Tax Exempt Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Minnesota — continued
Scott County (GO)
4.000%, 12/01/10	$1,000	$1,002

		3,157

Missouri — 2.7%
Missouri Highways & Transportation
Commission (RB)
5.000%, 05/01/16	1,100	1,276
Missouri Highways & Transportation
Commission (RB) Series A
5.000%, 02/01/13	1,800	1,914

		3,190

Nevada — 4.4%
Clark County Highway Improvement (RB)
(AMBAC)
5.000%, 07/01/17	1,805	2,015
Clark County School District (GO) Series A
5.000%, 06/15/14	1,650	1,854
Henderson Healthcare Facility, Catholic
Healthcare West (RB) Series B
5.000%, 07/01/13	800	857
5.000%, 07/01/15	500	536

		5,262

New Jersey — 1.2%
New Jersey Transportation Trust Fund Authority
(RB) (ETM) Series B (NATL-RE)
6.500%, 06/15/10	1,500	1,503

New York — 4.8%
Erie County Public Improvement (GO) Series A
(NATL-RE)
5.000%, 12/01/14	1,000	1,101
Nassau County Interim Finance Authority
(RB) Series A
5.000%, 11/15/13	1,000	1,133
New York (GO) Series G
5.000%, 08/01/11	750	789
New York City Transitional Finance Authority
(RB) Sub-Series A-2
5.000%, 11/01/16	1,250	1,426
Tobacco Settlement Financing (RB) Series A-1
5.500%, 06/01/16	1,300	1,304

		5,753

North Carolina — 3.5%
Charlotte-Mecklenburg Hospital Authority,
Carolinas Healthcare System, Prerefunded
01/15/15 @ 100 (RB) Series A
5.000%, 01/15/15	1,500	1,728
North Carolina State (GO)
5.000%, 05/01/14	1,000	1,107
University of North Carolina at Chapel Hill
(RB) Series B
5.000%, 12/01/11	1,250	1,334

		4,169

	Par (000)	Value (000)

Ohio — 4.1%
Cuyahoga County, Cleveland Clinic Health
System Obligated Group
(RB) Sub-Series B1 (VRDN)
0.280%, 01/01/39	$1,500	$1,500
Ohio State Water Development Authority, Fresh
Water Project (RB) Series A
5.000%, 06/01/12	1,145	1,240
Ohio State Water Development Authority, Water
Pollution Control Project (RB)
5.000%, 12/01/13	1,000	1,133
Ohio State, Major New State Infrastructure
Project (RB) Series 2008-1
5.000%, 06/15/11	1,000	1,048

		4,921

Pennsylvania — 12.0%
Allegheny County Hospital Development
Authority, University of Pittsburgh Medical
Center Project (RB) Series A
5.000%, 09/01/10	1,000	1,011
Commonwealth of Pennsylvania (GO) Series 4
5.000%, 07/01/14	1,800	2,055
Geisinger Authority, Geisinger Health Systems
(RB) (VRDN)
0.260%, 11/15/32	1,200	1,200
Lancaster County Hospital Authority, The
Lancaster General Hospital Refunding Project
(RB) (LOC - Bank of America) (VRDN)
0.320%, 07/01/41	1,300	1,300
Pennsylvania Higher Educational Facilities
Authority, Marywood University Project,
Prerefunded 06/01/10 @ 100 (RB) (NATL-RE)
5.500%, 06/01/10	1,430	1,430
Pennsylvania Higher Educational Facilities
Authority, University of Scranton (RB)
5.000%, 05/01/11	1,000	1,034
Philadelphia Parking Authority (RB)
5.000%, 09/01/12	1,000	1,063
Philadelphia Water & Wastewater Authority (RB)
Series A (AMBAC)
5.000%, 08/01/13	670	735
Philadelphia Water & Wastewater Authority
(RB) (AMBAC)
5.250%, 12/15/11	2,200	2,348
Pittsburgh Water & Sewer Authority, Prerefunded
06/01/12 @ 100 (RB) (AMBAC)
5.125%, 06/01/12	2,000	2,176

		14,352

South Carolina — 1.3%
South Carolina Public Service Authority (RB)
Series A (AGM)
5.000%, 01/01/13	1,460	1,603

Tennessee — 2.9%
Memphis Electric System (RB)
5.000%, 12/01/14	3,000	3,426

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Texas — 5.0%
Frisco (GO) (NATL-RE)
5.000%, 02/15/16	$1,685	$1,923
Houston (GO) Series E (AMBAC)
5.000%, 03/01/15	1,000	1,139
Houston Health Facilities Development,
Buckingham Senior Living Community, Inc.
Project, Prerefunded
02/15/14 @ 101 (RB) Series A
7.125%, 02/15/14	1,000	1,206
Texas Public Finance Authority (GO) Series A
5.000%, 10/01/17	500	583
Texas Transportation Commission (RB)
5.000%, 04/01/13	1,000	1,108

		5,959

Utah — 1.6%
Utah State (GO) Series C
5.000%, 07/01/15	1,625	1,891

Virginia — 7.2%
Albermarle County Economic Development
Authority, University of Virginia Health
Services Foundation (RB) (LOC - Bank of
America) (VRDN)
0.280%, 03/01/39	3,200	3,200
Commonwealth of Virginia (GO) Series A
5.000%, 06/01/13	2,000	2,241
Fairfax County, Prerefunded 06/01/19 @ 101
(GO) Series A
5.000%, 06/01/19	1,500	1,515
Tobacco Settlement Financing,
Prerefunded 06/01/15 @ 100 (RB)
5.625%, 06/01/15	1,425	1,669

		8,625

Washington — 3.4%
Richland Electric, Prerefunded 05/01/11 @ 100
(RB) (NATL-RE)
5.100%, 05/01/11	1,115	1,160
Seattle Municipal Light & Power (RB) Series B
5.000%, 02/01/15	2,525	2,873

		4,033

Puerto Rico — 2.7%
Puerto Rico (GO) (NATL-RE)
6.500%, 07/01/10	1,000	1,004
Puerto Rico Electric Power
Authority (RB) Series TT
5.000%, 07/01/17	1,000	1,091
Puerto Rico Highway & Transportation Authority
(RB) Series Y
6.250%, 07/01/13	1,000	1,097

		3,192

Total Municipal Bonds
(Cost $117,919)		120,757

Value (000)

TOTAL INVESTMENTS — 100.7%
(Cost $117,919)*	$120,757
Other Assets & Liabilities – (0.7)%	(861)
TOTAL NET ASSETS — 100.0%	$119,896

*	Aggregate cost for Federal income tax purposes is (000) $117,898.

Gross unrealized appreciation (000)	$2,906
Gross unrealized depreciation (000)	(47)

Net unrealized appreciation (000)	$2,859

##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.

Please see Investment Abbreviations and Definitions on Page 99.

See Notes to Financial Statements.

PNC Tax Exempt Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Municipal Bonds	$–	$120,757	$–	$120,757

Total Assets – Investments in Securities	$–	$120,757	$–	$120,757

See Notes to Financial Statements.

PNC Fixed Income and Tax Exempt Bond Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

May 31, 2010

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

COP — Certificate of Participation

DD — Delayed Delivery Security

ETM — Escrowed to Maturity

FDIC — Federal Deposit Insurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

GO — General Obligation

IBC — Integrity Building Corporation

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

NATL-RE	—	National Public Finance Guarantee Corporation (formerly Municipal Bond Insurance Association)

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

Q-SBLF — Qualified State Bond Loan Fund

RADIAN — Radian Guaranty, Inc.

RB — Revenue Bond

SONYMA — State of New York Mortgage Agency

STRB — Special Tax Revenue Bond

TAN — Tax Anticipation Note

TIP	—	ParValue reflects the settled par value not adjusted for changes in the Consumer Price Index.

TLGP — Temporary Liquidity Guarantee Program

VRDN	—	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2010, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements

PNC Fixed Income Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
ASSETS
Investments in non-affiliates at value	$229,490	$150,527	$8,465	$341,078
Investments in affiliates at value	10,330	3,888	1,043	2,246
Short term investments in non-affiliates held as collateral for loaned securities at value	19,742	–	375	33,364
Short term investments in repurchase agreements held as collateral for loaned securities at value*	–	–	1,324	–

Total Investments at value(1)(2)	259,562	154,415	11,207	376,688

Receivable for investments sold	1,716	–	–	1,823
Receivable for shares of beneficial interest sold	2	232	–	210
Interest receivable	1,876	638	179	3,062
Maturities receivable	–	6	–	–
Prepaid expenses	22	26	8	26

Total Assets	263,178	155,317	11,394	381,809

LIABILITIES
Payable for collateral for loaned securities	19,742	–	1,699	33,364
Payable for shares of beneficial interest redeemed	120	121	3	150
Payable for investment securities purchased	1,722	–	543	1,858
Dividends payable
Class I	436	324	20	541
Class A	5	14	–	3
Class C	–	9	–	2
Investment advisory fees payable	91	53	6	119
12b-1 fees payable
Class A	1	4	–	2
Class C	–	3	–	1
Shareholder servicing fees payable
Class A	1	3	–	2
Class C	–	1	–	–
Administration fees payable	12	8	1	18
Custodian fees payable	6	7	1	9
Transfer agent fees payable	10	13	1	16
Trustee fees payable	15	10	1	21
Other liabilities	43	61	11	56

Total Liabilities	22,204	631	2,286	36,162

TOTAL NET ASSETS	$240,974	$154,686	$9,108	$345,647

(1) Investments in non-affiliates at cost	$220,193	$141,210	8,333	$327,399
Investments in affiliates at cost	10,330	3,888	1,043	2,246
Short term investments in non-affiliates held as collateral for loaned securities at cost	19,742	–	375	33,364
Short term investments in repurchase agreements held as collateral for loaned securities at cost	–	–	1,324	–

Total Investments at cost	$250,265	$145,098	$11,075	$363,009

(2) Includes securities on loan with a value of	$19,288	$–	$1,664	$32,636

*	Repurchase agreements exceeding 10% of total assets are shown separately on the Statements of Assets and Liabilities. See Schedules of Investments for details of all repurchase agreements.

See Notes to Financial Statements.

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$243,226	$151,949	$8,618	$332,098

Undistributed (Distributions in Excess of) Net Investment Income	26	–	(24)	211

Accumulated Net Realized Gain (Loss) on Investments	(11,575)	(6,580)	382	(341)

Net Unrealized Appreciation on Investments	9,297	9,317	132	13,679

Total Net Assets	$240,974	$154,686	$9,108	$345,647

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$234,919,731	$133,538,942	$8,797,146	$334,914,756

Class I shares outstanding	22,865,554	13,813,884	961,215	29,606,474

Net Asset Value, Offering and Redemption Price Per Share	$10.27	$9.67	$9.15	$11.31

Net assets applicable to Class A	$5,609,430	$16,443,202	$311,043	$9,258,182

Class A shares outstanding	544,678	1,701,139	33,952	817,282

Net Asset Value and Redemption Price Per Share	$10.30	$9.67	$9.16	$11.33

Maximum Offering Price Per Share(3)	$10.79	$10.13	$9.59	$11.86

Maximum Sales Charge Per Share	4.50%	4.50%	4.50%	4.50%

Net assets applicable to Class C	$444,460	$4,703,915	NA	$1,474,025

Class C shares outstanding	43,267	487,350	NA	129,760

Net Asset Value and Offering Price Per Share	$10.27	$9.65	NA	$11.36

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Fixed Income Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Limited Maturity Bond Fund	Total Return Advantage Bond Fund	Ultra Short Bond Fund
ASSETS
Investments in non-affiliates at value	$278,742	$218,408	$352,882
Investments in affiliates at value	4,774	7,763	12,464
Short term investments in non-affiliates held as collateral for loaned securities at value	15,146	13,817	438

Total Investments at value(1)(2)	298,662	239,988	365,784

Receivable for investments sold	–	2,402	–
Receivable for shares of beneficial interest sold	281	22	2,120
Interest receivable	1,787	2,063	1,932
Maturities receivable	19	23	–
Prepaid expenses	27	24	42

Total Assets	300,776	244,522	369,878

LIABILITIES
Payable for collateral for loaned securities	15,146	13,817	438
Payable for shares of beneficial interest redeemed	322	68	3,754
Payable for investment securities purchased	–	2,406	4,504
Dividends payable
Class I	287	568	157
Class A	2	6	2
Class C	1	–	–
Investment advisory fees payable	84	78	60
12b-1 fees payable
Class A	2	3	5
Class C	3	–	–
Shareholder servicing fees payable
Class A	2	2	4
Class C	1	–	–
Administration fees payable	14	11	17
Custodian fees payable	5	5	5
Transfer agent fees payable	15	22	34
Trustee fees payable	9	9	9
Other liabilities	40	37	39

Total Liabilities	15,933	17,032	9,028

TOTAL NET ASSETS	$284,843	$227,490	$360,850

(1) Investments in non-affiliates at cost	$273,505	$211,045	352,995
Investments in affiliates at cost	4,774	7,763	12,464
Short term investments in non-affiliates held as collateral for loaned securities at cost	15,146	13,817	438

Total Investments at cost	$293,425	$232,625	$365,897

(2) Includes securities on loan with a value of	$14,853	$13,521	$427

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Bond Fund	Ultra Short Bond Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$287,309	$240,999	$363,685
Undistributed (Distributions in Excess of) Net Investment Income	(128)	165	251
Accumulated Net Realized Loss on Investments	(7,575)	(21,037)	(2,973)
Net Unrealized Appreciation (Depreciation) on Investments	5,237	7,363	(113)

Total Net Assets	$284,843	$227,490	$360,850

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$269,481,756	$217,946,362	$339,186,953

Class I shares outstanding	26,421,386	21,037,946	33,760,796

Net Asset Value, Offering and Redemption Price Per Share	$10.20	$10.36	$10.05

Net assets applicable to Class A	$10,152,796	$9,212,747	$21,662,687

Class A shares outstanding	992,366	889,100	2,153,338

Net Asset Value and Redemption Price Per Share	$10.23	$10.36	$10.06

Maximum Offering Price Per Share(3)	$10.44	$10.85	$10.16

Maximum Sales Charge Share	2.00%	4.50%	1.00%

Net assets applicable to Class C	$5,208,643	$331,320	NA

Class C shares outstanding	509,129	31,911	NA

Net Asset Value and Offering Price Per Share	$10.23	$10.38	NA

    (3)    Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Tax Exempt Bond Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
ASSETS
Investments in non-affiliates at value	$143,151	$79,359	$32,490	$106,180
Investments in affiliates at value	1,277	–	–	987

Total Investments at value(1)	144,428	79,359	32,490	107,167

Receivable for shares of beneficial interest sold	350	20	–	29
Interest receivable	1,989	1,152	381	1,911
Prepaid expenses	18	3	6	7

Total Assets	146,785	80,534	32,877	109,114

LIABILITIES
Payable for shares of beneficial interest redeemed	55	–	38	13
Payable for investment securities purchased	–	1,500	–	–
Dividends payable
Class I	309	180	63	267
Class A	5	–	6	8
Investment advisory fees payable	48	27	11	37
12b-1 fees payable
Class A	1	–	2	3
Class C	–	–	–	1
Shareholder servicing fees payable
Class A	1	–	2	2
Administration fees payable	8	5	2	5
Custodian fees payable	2	1	1	1
Transfer agent fees payable	7	2	3	4
Trustee fees payable	5	1	2	7
Other liabilities	28	17	14	27

Total Liabilities	469	1,733	144	375

TOTAL NET ASSETS	$146,316	$78,801	$32,733	$108,739

(1) Investments in non-affiliates at cost	$139,712	$76,227	30,908	$100,825
Investments in affiliates at cost	1,277	–	–	987

Total Investments at cost	$140,989	$76,227	$30,908	$101,812

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
NET ASSETS:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$140,253	$76,067	$30,910	$102,463
Undistributed (Distributions in Excess of) Net Investment Income	147	(3)	(15)	(66)
Accumulated Net Realized Gain (Loss) on Investments	2,477	(395)	256	987
Net Unrealized Appreciation on Investments	3,439	3,132	1,582	5,355

Total Net Assets	$146,316	$78,801	$32,733	$108,739

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$141,189,547	$78,153,792	$21,843,251	$96,103,059

Class I shares outstanding	14,388,337	6,949,192	2,188,154	8,427,311

Net Asset Value, Offering and Redemption Price Per Share	$9.81	$11.25	$9.98	$11.40

Net assets applicable to Class A	$4,957,675	$635,571	$10,816,938	$11,659,983

Class A shares outstanding	503,663	56,521	1,084,207	1,026,020

Net Asset Value and Redemption Price Per Share	$9.84	$11.24	$9.98	$11.36

Maximum Offering Price Per Share(3)	$10.14	$11.59	$10.29	$11.71

Maximum Sales Charge Per Share	3.00%	3.00%	3.00%	3.00%

Net assets applicable to Class C	$168,790	$11,721	$73,112	$976,129

Class C shares outstanding	17,280	1,042	7,310	86,009

Net Asset Value and Offering Price Per Share	$9.77	$11.25	$10.00	$11.35

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Tax Exempt Bond Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
ASSETS
Investments in non-affiliates at value	$34,085	$120,757
Investments in affiliates at value	396	–

Total Investments at value(1)	34,481	120,757

Receivable for investments sold	–	2,280
Receivable for shares of beneficial interest sold	–	195
Interest receivable	461	1,670
Prepaid expenses	4	8

Total Assets	34,946	124,910

LIABILITIES
Cash overdraft	–	78
Payable for shares of beneficial interest redeemed	23	25
Payable for investment securities purchased	–	4,645
Dividends payable
Class I	68	194
Class A	3	–
Class C	1	–
Investment advisory fees payable	12	40
12b-1 fees payable
Class A	1	–
Class C	1	–
Shareholder servicing fees payable
Class A	1	–
Administration fees payable	2	6
Custodian fees payable	1	1
Transfer agent fees payable	2	3
Trustee fees payable	2	1
Other liabilities	12	21

Total Liabilities	129	5,014

TOTAL NET ASSETS	$34,817	$119,896

(1) Investments in non-affiliates at cost	$32,294	$117,919
Investments in affiliates at cost	396	–

Total Investments at cost	$32,690	$117,919

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
NET ASSETS:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$32,341	$118,192
Distributions in Excess of Net Investment Income	(47)	(20)
Accumulated Net Realized Gain (Loss) on Investments and Futures	732	(1,114)
Net Unrealized Appreciation on Investments and Futures	1,791	2,838

Total Net Assets	$34,817	$119,896

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$28,931,471	$119,047,117

Class I shares outstanding	2,710,350	11,458,448

Net Asset Value, Offering and Redemption Price Per Share	$10.67	$10.39

Net assets applicable to Class A	$3,932,363	$815,150

Class A shares outstanding	367,690	78,426

Net Asset Value and Redemption Price Per Share	$10.69	$10.39

Maximum Offering Price Per Share(3)	$11.02	$10.71

Maximum Sales Charge Per Share	3.00%	3.00%

Net assets applicable to Class C	$1,953,587	$33,354

Class C shares outstanding	182,764	3,212

Net Asset Value and Offering Price Per Share	$10.69	$10.38

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Fixed Income Funds

STATEMENTS OF OPERATIONS (000)

May 31, 2010

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
Investment Income:
Interest	$11,186	$ 8,184	$1,142	$13,523
Income from affiliate(1)	6	8	3	17
Security lending income from non-affiliated investments	10	–	2	30
Total Investment Income	11,202	8,192	1,147	13,570
Expenses:
Investment advisory fees	1,103	662	61	1,473
Administration fees	141	96	9	210
12b-1 fees:
Class I(1)	(27)	(17)	–	(37)
Class A	2	5	–	3
Class C	3	34	–	10
Shareholder servicing fees:
Class A	14	41	1	25
Class C	1	11	–	3
Transfer agent fees	45	57	2	70
Custodian fees	35	39	6	46
Professional fees	41	30	9	61
Pricing service fees	20	80	9	18
Printing and shareholder reports	16	13	1	29
Registration and filing fees	36	48	15	35
Trustees’ fees	18	13	1	27
Miscellaneous	14	16	3	25
Total Expenses	1,462	1,128	117	1,998
Less:
Waiver of investment advisory fees(1)	–	–	(23)	–
Net Expenses	1,462	1,128	94	1,998
Net Investment Income	9,740	7,064	1,053	11,572
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	1,967	429	711	5,315
Net change in unrealized appreciation/depreciation on investments	10,243	2,535	998	9,962
Net Gain on Investments	12,210	2,964	1,709	15,277
Net Increase in Net Assets Resulting from Operations	$21,950	$10,028	$2,762	$26,849

(1)   See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest	$ 5,768	$ 7,321	$3,870
Dividends	–	148	–
Income from affiliate(1)	7	6	8
Security lending income from non-affiliated investments	9	1	7
Total Investment Income	5,784	7,476	3,885
Expenses:
Investment advisory fees	688	592	469
Administration fees	111	158	132
12b-1 fees:
Class I(1)	(14)	–	(8)
Class A	3	2	6
Class C	29	2	–
Shareholder servicing fees:
Class A	24	9	50
Class C	10	1	–
Transfer agent fees	55	56	123
Custodian fees	26	9	29
Professional fees	27	51	36
Pricing service fees	15	30	19
Printing and shareholder reports	11	15	17
Registration and filing fees	44	29	61
Trustees’ fees	14	19	17
Miscellaneous	10	24	20
Total Expenses	1,053	997	971
Waiver of investment advisory fees(1)	–	(142)	–
Net Expenses	1,053	855	971
Net Investment Income	4,731	6,621	2,914
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	2,268	2,568	494
Net change in unrealized appreciation/depreciation on investments	(1,045)	3,773	(670)
Net Gain (Loss) on Investments	1,223	6,341	(176)
Net Increase from Payment by Affiliate(2)	–	84	–
Net Increase in Net Assets Resulting from Operations	$ 5,954	$13,046	$2,738

(1)   See Note 3 in Notes to Financial Statements.

(2)   See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

PNC Tax Exempt Bond Funds

STATEMENTS OF OPERATIONS (000)

 May 31, 2010

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
Investment Income:
Interest	$3,670	$2,505	$1,518	$4,440
Income from affiliate(1)	–	–	–	2
Total Investment Income	3,670	2,505	1,518	4,442
Expenses:
Investment advisory fees	501	357	143	455
Administration fees	115	87	23	67
12b-1 fees:
Class I(1)	–	–	(2)	(11)
Class A	2	1	2	4
Class C	–	–	1	7
Shareholder servicing fees:
Class A	5	2	27	31
Class C	–	–	–	2
Transfer agent fees	28	31	12	20
Custodian fees	4	2	5	9
Professional fees	36	34	15	25
Pricing service fees	14	16	5	15
Printing and shareholder reports	12	9	3	9
Registration and filing fees	27	11	11	11
Trustees’ fees	16	15	3	9
Miscellaneous	18	14	3	6
Total Expenses	778	579	251	659
Waiver of investment advisory fees(1)	(191)	(175)	–	–
Net Expenses	587	404	251	659
Net Investment Income	3,083	2,101	1,267	3,783
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	3,372	100	530	1,151
Net change in unrealized appreciation/depreciation on investments	(288)	1,234	(157)	570
Net Gain on Investments	3,084	1,334	373	1,721
Net Increase in Net Assets Resulting from Operations	$6,167	$3,435	$1,640	$5,504

(1)   See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
Investment Income:
Interest	$1,332	$2,693
Total Investment Income	1,332	2,693
Expenses:
Investment advisory fees	147	459
Administration fees	24	111
12b-1 fees:
Class I(1)	(2)	–
Class A	1	2
Class C	16	–
Shareholder servicing fees:
Class A	9	2
Class C	5	–
Transfer agent fees	8	23
Custodian fees	6	3
Professional fees	13	34
Pricing service fees	8	15
Printing and shareholder reports	3	11
Registration and filing fees	8	15
Trustees’ fees	2	15
Miscellaneous	3	15
Total Expenses	251	705
Waiver of investment advisory fees(1)	–	(185)
Net Expenses	251	520
Net Investment Income	1,081	2,173
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	1,048	213
Net change in unrealized appreciation/depreciation on investments	(274)	966
Net Gain on Investments	774	1,179
Net Increase in Net Assets Resulting from Operations	$1,855	$3,352

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

PNC Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Bond Fund		Government Mortgage Fund		High Yield Bond Fund
	For the Year Ended		For the Year Ended		For the Year Ended
	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009
Investment Activities:
Net investment income	$ 9,740	$ 13,353	$ 7,064	$ 8,273	$ 1,053	$ 825
Net realized gain (loss) on investments sold	1,967	(9,073)	429	280	711	(326)
Net change in unrealized appreciation/depreciation on investments	10,243	1,373	2,535	6,189	998	(814)
Net increase from payment by affiliate(2)	–	–	–	–	–	–
Net increase (decrease) in net assets resulting from operations	21,950	5,653	10,028	14,742	2,762	(315)
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(9,820)	(13,301)	(6,554)	(7,995)	(1,061)	(803)
Class A	(214)	(265)	(692)	(584)	(23)	(17)
Class B	–	(11)	–	(87)	–	–
Class C	(13)	(8)	(156)	(47)	–	–
Distributions from net realized capital gains
Class I	–	–	–	–	–	(2)
Class A	–	–	–	–	–	–
Total dividends and distributions	(10,047)	(13,585)	(7,402)	(8,713)	(1,084)	(822)
Share Transactions:
Proceeds from shares issued:
Class I	38,764	29,472	15,885	22,270	1,406	7,095
Class A	312	438	3,750	5,032	114	–
Class B	–	24	–	184	–	–
Class C	65	207	4,803	1,830	–	–
Proceeds from Merger shares:(3)
Class I	–	–	–	–	–	–
Class A	–	–	–	–	–	–
Class C	–	–	–	–	–	–
Exchange of Class B shares for Class A shares:(3)
Class A	–	222	–	2,432	–	–
Class B	–	(222)	–	(2,432)	–	–
Reinvestment of dividends:
Class I	3,897	4,645	2,033	1,947	745	625
Class A	151	185	514	432	23	17
Class B	–	9	–	65	–	–
Class C	12	8	39	27	–	–
Total proceeds from shares issued and reinvested	43,201	34,988	27,024	31,787	2,288	7,737
Value of shares redeemed:
Class I	(77,684)	(70,491)	(43,122)	(51,178)	(5,272)	(2,689)
Class A	(647)	(1,275)	(4,658)	(3,682)	(39)	–
Class B	–	(160)	–	(646)	–	–
Class C	(22)	(46)	(2,793)	(251)	–	–
Total value of shares redeemed	(78,353)	(71,972)	(50,573)	(55,757)	(5,311)	(2,689)
Increase (decrease) in net assets from share transactions	(35,152)	(36,984)	(23,549)	(23,970)	(3,023)	5,048
Total increase (decrease) in net assets	(23,249)	(44,916)	(20,923)	(17,941)	(1,345)	3,911
Net Assets:
Beginning of year	264,223	309,139	175,609	193,550	10,453	6,542
End of year*	$240,974	$264,223	$154,686	$175,609	$ 9,108	$10,453

*Including undistributed (distributions in excess of) net investment income	$ 26	$ 26	$ –	$ (6)	$ (24)	$ 5

(1)

On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. See Note 1 in Notes to Financial Statements.

(2)	See Note 8 in Notes to Financial Statements.
(3)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

Intermediate Bond Fund		Limited Maturity Bond Fund		Total Return Advantage Fund(1)		Ultra Short Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009

$11,572	$15,179	$4,731	$5,229	$6,621	$5,545	$2,914	$2,165

5,315	(345)	2,268	667	2,568	654	494	309

9,962	4,025	(1,045)	1,442	3,773	2,600	(670)	301
–	–	–	–	84	–	–	–

26,849	18,859	5,954	7,338	13,046	8,799	2,738	2,775

(11,310)	(14,788)	(4,638)	(5,040)	(6,540)	(5,570)	(3,495)	(2,192)
(285)	(309)	(212)	(125)	(137)	(26)	(276)	(82)
–	(100)	–	(12)	–		–	–
(29)	(20)	(56)	(16)	(7)	(5)	–	–

–	–	–	–	(146)	–	–	–
–	–	–	–	(1)	–	–	–
(11,624)	(15,217)	(4,906)	(5,193)	(6,831)	(5,601)	(3,771)	(2,274)

49,444	67,376	78,226	31,441	43,561	14,133	439,388	40,274
1,154	957	5,458	4,283	269	2	37,010	12,419
–	106	–	29	–	–	–	–
589	491	3,418	1,263	27	39	–	–

–	–	125,559	–	89,473	–	–	–
–	–	2,394	–	9,675	–	–	–
–	–	399	–	138	–	–	–

–	2,924	–	446	–		–	–
–	(2,924)	–	(446)	–		–	–

4,229	4,477	2,447	2,901	803	42	1,890	1,401
244	259	180	94	125	15	244	77
–	87	–	8	–	–	–	–
13	17	45	15	6	5	–	–
55,673	73,770	218,126	40,034	144,077	14,236	478,532	54,171

(88,808)	(76,952)	(77,715)	(36,233)	(35,249)	(36,850)	(192,583)	(15,640)
(2,564)	(2,245)	(4,795)	(943)	(1,389)	(262)	(27,357)	(938)
–	(1,165)	–	(87)	–	–	–	–
(151)	(115)	(308)	(76)	(10)	(52)	–	–
(91,523)	(80,477)	(82,818)	(37,339)	(36,648)	(37,164)	(219,940)	(16,578)
(35,850)	(6,707)	135,308	2,695	107,429	(22,928)	258,592	37,593
(20,625)	(3,065)	136,356	4,840	113,644	(19,730)	257,559	38,094

366,272	369,337	148,487	143,647	113,846	133,576	103,291	65,197
$345,647	$366,272	$284,843	$148,487	$227,490	$113,846	$360,850	$103,291

$211	$212	$(128)	$(132)	$165	$(156)	$251	$251

See Notes to Financial Statements.

PNC Tax Exempt Bond Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Intermediate Tax Exempt Bond Fund(1)
	For the Year Ended
	May 31, 2010	May 31, 2009
Investment Activities:
Net investment income	$ 3,083	$ 2,521
Net realized gain (loss) on investments sold	3,372	389
Net change in unrealized appreciation/depreciation on investments	(288)	1,213
Net increase in net assets resulting from operations	6,167	4,123
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(3,033)	(2,504)
Class A	(50)	(16)
Class B	–	–
Class C	(1)	(1)
Distributions from net realized capital gains:
Class I	(1,325)	(355)
Class A	(9)	(3)
Class B	–	–
Class C	–	–
Total dividends and distributions	(4,418)	(2,879)
Share Transactions:
Proceeds from shares issued:
Class I	17,404	16,403
Class A	19	–
Class B	–	–
Class C	163	4
Proceeds from Merger shares:(1)
Class I	53,309	–
Class A	4,602	–
Class C	34	–
Proceeds from exchange of Class B shares for Class A shares:(1)
Class A	–	–
Class B	–	–
Reinvestment of dividends and distributions:
Class I	59	14
Class A	35	7
Class B	–	–
Class C	–	1
Total proceeds from shares issued and reinvested	75,625	16,429
Value of shares redeemed:
Class I	(20,803)	(10,022)
Class A	(385)	(26)
Class B	–	–
Class C	(36)	(107)
Total value of shares redeemed	(21,224)	(10,155)
Increase (decrease) in net assets from share transactions	54,401	6,274
Total increase (decrease) in net assets	56,150	7,518
Net Assets:
Beginning of year	90,166	82,648
End of year*	$146,316	$ 90,166

*Including undistributed (distributions in excess of) net investment income	$ 147	$ –

(1)

On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter.

See Notes to Financial Statements.

Maryland Tax Exempt Bond Fund		Michigan Intermediate Municipal Bond Fund		Ohio Intermediate Tax Exempt Bond Fund		Pennsylvania Intermediate Municipal Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009

$ 2,101	$ 1,904	$ 1,267	$ 1,555	$ 3,783	$ 4,098	$ 1,081	$ 1,180
100	38	530	223	1,151	673	1,048	(129)
1,234	1,277	(157)	(361)	570	1,092	(274)	715
3,435	3,219	1,640	1,417	5,504	5,863	1,855	1,766

(2,086)	(1,887)	(903)	(1,165)	(3,383)	(3,736)	(937)	(1,088)
(15)	(16)	(361)	(384)	(380)	(330)	(101)	(67)
–	(1)	–	(5)	–	(14)	–	–
–		(2)	(2)	(21)	(18)	(43)	(24)

–	–	(214)	(302)	(476)	–	(155)	(248)
–	–	(92)	(112)	(57)	–	(21)	(15)
–	–	–	(2)	–	–	–	–
–	–	(1)	(1)	(4)	–	(11)	(7)
(2,101)	(1,904)	(1,573)	(1,973)	(4,321)	(4,098)	(1,268)	(1,449)

23,742	21,884	1,088	3,911	9,677	18,876	2,424	3,002
2	1	121	580	1,016	3,814	1,638	708
–	–	–	2	–	–	–	–
–	1	11	26	406	91	562	1,482

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

–	–	–	145	–	601	–	–
–	–	–	(145)	–	(601)	–	–

71	91	58	76	107	49	26	30
10	12	368	394	316	260	90	56
–	–	–	7	–	9	–	–
–	1	2	2	20	11	48	24
23,825	21,990	1,648	4,998	11,542	23,110	4,788	5,302

(14,437)	(8,083)	(6,233)	(13,190)	(15,671)	(28,840)	(6,328)	(5,331)
(2)	(16)	(500)	(2,171)	(2,239)	(2,151)	(575)	(238)
–		–	(110)	–	(81)	–	–
(1)	(107)	(22)	–	(97)	(126)	(465)	(376)
(14,440)	(8,206)	(6,755)	(15,471)	(18,007)	(31,198)	(7,368)	(5,945)
9,385	13,784	(5,107)	(10,473)	(6,465)	(8,088)	(2,580)	(643)
10,719	15,099	(5,040)	(11,029)	(5,282)	(6,323)	(1,993)	(326)

68,082	52,983	37,773	48,802	114,021	120,344	36,810	37,136
$ 78,801	$68,082	$32,733	$ 37,773	$108,739	$114,021	$34,817	$36,810

$ (3)	$ –	$ (15)	$ (89)	$ (66)	$ (65)	$ (47)	$ (47)

See Notes to Financial Statements.

PNC Tax Exempt Bond Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Tax Exempt Limited Maturity Bond Fund
	For the Year Ended
	May 31, 2010	May 31, 2009
Investment Activities:
Net investment income	$ 2,173	$ 1,805
Net realized gain (loss) on investments sold	213	285
Net change in unrealized appreciation/depreciation on investments	966	1,047
Net increase in net assets resulting from operations	3,352	3,137
Dividends to Shareholders:
Dividends from net investment income:
Class I	(2,157)	(1,786)
Class A	(16)	(18)
Class C	–	(1)
Total dividends	(2,173)	(1,805)
Share Transactions:
Proceeds from shares issued:
Class I	63,316	26,844
Class A	23	92
Reinvestment of dividends:
Class I	29	12
Class A	13	14
Total proceeds from shares issued and reinvested	63,381	26,962
Value of shares redeemed:
Class I	(21,029)	(14,554)
Class A	(159)	(59)
Class C	–	(79)
Total value of shares redeemed	(21,188)	(14,692)
Increase (decrease) in net assets from share transactions	42,193	12,270
Total increase (decrease) in net assets	43,372	13,602
Net Assets:
Beginning of year	76,524	62,922
End of year*	$119,896	$ 76,524

*Including undistributed (distributions in excess of) net investment income	$ (20)	$ –

(1)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

1. Fund Organization

PNC Funds (the “Trust”), formerly known as Allegiant Funds, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust that was organized on January 28, 1986. As of May 31, 2010, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Fixed Income and Tax Exempt Bond Funds, as defined below, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective February 8, 2010, each investment portfolio of the Trust was renamed as a PNC investment portfolio (the “Name Changes”). Allegiant Funds discontinued offering Class B Shares to investors on May 31, 2006 and the Funds automatically exchanged all Class B Shares for Class A Shares of the same Fund in the amount equal to the aggregate net asset value of each shareholder’s holdings effective April 6, 2009 in a tax-free conversion.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Core Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

IntermediateTax Exempt Bond Fund, MarylandTax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Fixed Income and Tax Exempt Bond Funds. The financial statements of the Equity Funds and the Money Market Funds are not presented herein, but are presented separately.

Fund Reorganizations

At a special meeting of shareholders held on December 15, 2009, the shareholders of each of the portfolios listed below of PNC Funds, Inc. (the “Acquired Funds”), approved an Agreement and Plan of Reorganization (“Reorganization”) whereby the Acquired Funds were reorganized into corresponding portfolios of the Trust (the “Acquiring Funds”). On February 1, 2010, the Acquired Funds listed below were reorganized into existing Acquiring Funds, each of which has investment policies and objectives that are, in general, similar to those of the corresponding Acquired Fund. The net assets of the Acquired Funds were transferred at fair value in a tax-free exchange to the Acquiring Funds after the close of business on January 29, 2010. With this transfer, a shareholder of the Acquired Funds’ Class I, Class A and Class C Shares automatically became a shareholder of the same Class of the corresponding Acquiring Funds.

Acquiring Funds	Acquired Funds
Allegiant Limited Maturity Bond Fund	PNC Limited Maturity Bond Fund
Allegiant Total Return Advantage Fund	PNC Total Return Bond Fund*
Allegiant Intermediate Tax Exempt Bond Fund	PNC National Tax-Exempt Bond Fund*

  *The PNC Fund is the financial accounting survivor.

The table below summarizes the asset transfers and conversion ratios for each exchange.

Acquired Funds	Shares Redeemed	Net Assets on 01/31/10 (000)	Unrealized Appreciation (Depreciation) (000)	Accumulated Net Realized Gains (000)	Share conversion Ratio	Acquiring Funds	Shares Issued	Net Assets on 01/31/10 (000)*
PNC Limited Maturity Bond Fund						Allegiant Limited Maturity Bond Fund
Class I	11,685,932	$125,559	$4,538	$ 204	1.05087	Class I	12,280,397	$264,060
Class A	222,956	2,394	79	4	1.04716	Class A	233,471	12,002
Class C	37,192	399	5	1	1.04655	Class C	38,923	4,781
PNC Limited Maturity Bond Fund Total		$128,352	$4,622	$ 209		Allegiant Limited Maturity Bond Fund Total		$280,843
PNC Total Return Bond Fund						Allegiant Total Return Advantage Fund
Class I	12,488,046	$129,847	$6,792	$1,053	1.00659	Class I	12,570,379	$219,320
Class A	42,898	446	22	4	1.00645	Class A	43,174	$ 10,120
Class C	18,464	192	(8)	2	1.00486	Class C	18,554	$ 330
PNC Total Return Bond Fund Total		$130,485	$6,806	$1,059		Allegiant Total Return Advantage Fund Total		$229,770
PNC National Tax-Exempt Bond Fund						Allegiant Intermediate Tax Exempt Bond Fund
Class I	9,405,632	$ 91,270	$3,089	$1,048	0.99732	Class I	9,380,380	$144,579
Class A	60,775	591	(12)	7	0.99687	Class A	60,585	$ 5,193
Class C	710	7	(9)	–	1.00306	Class C	712	$ 41
PNC National Tax-Exempt Bond Fund Total		$ 91,868	$3,068	$1,055		Allegiant Intermediate Tax Exempt Bond Fund Total		$149,813

*	Amounts reflect net assets of Acquiring Funds subsequent to merger.

The table below summarizes the operations of the Acquired Funds for the period from June 1, 2009 to January 31, 2010, the operations of the Acquiring Funds for the year ended May 31, 2010 as presented in the Statements of Operations, and the combined Acquired and Acquiring Funds’ pro-forma results of operations for the year ended May 31, 2010 assuming the acquisition had been completed on June 1, 2009.

	Acquired Funds For the Period June 1, 2009 to January 31, 2010					Acquiring Funds For the Year Ended May 31, 2010
Acquired Funds	Net Investment Income (000)	Net Realized and Unrealized Gain on Investments (000)	Net Increase from Operations (000)	Acquiring Funds	Net Investment Income (000)	Net Realized and Unrealized Gain on Investments (000)	Net Increase from Operations (000)	Combined Total From Operations (000)
PNC Limited Maturity Bond Fund	$2,571	$2,731	$5,302	Allegiant Limited Maturity Bond Fund	$4,738	$1,223	$5,961	$11,263

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

The PNC Total Return Bond and PNC National Tax-Exempt Bond Funds were the Accounting Survivors (“Surviving Funds”) of the reorganization of February 1, 2010. Any information shown for periods prior to the date of the reorganization and for the combined fund thereafter is that of the Surviving Funds. The table below summarizes the operations of the Acquired Funds for the period from June 1, 2009 to January 31, 2010, the operations of the Surviving Funds for the year ended May 31, 2010 as presented in the Statements of Operations, and the combined Acquired and Surviving Funds’ pro-forma results of operations for the year ended May 31, 2010 assuming the acquisition had been completed on June 1, 2009.

	Acquired Funds For the Period June 1, 2009 to January 31, 2010					Surviving Funds For the Year Ended May 31, 2010
Acquired Funds	Net Investment Income (000)	Net Realized and Unrealized Gain on Investments (000)	Net Increase from Operations (000)	Surviving Funds	Net Investment Income (000)	Net Realized and Unrealized on Investments (000)	Net Increase from Operations (000)	Combined Total From Operations (000)
Allegiant Total Return Advantage Fund	$4,061	$10,566	$14,627	PNC Total Return Advantage Fund	$6,616	$6,425	$13,041	$27,668
Allegiant Intermediate Tax Exempt Bond Fund	1,441	635	2,076	PNC Intermediate Tax Exempt Bond Fund	3,081	3,084	6,165	8,241

On February 8, 2010, the Acquired Company Funds listed below were reorganized into newly organized shell Trust Funds (the “Shell Funds”) that were specifically created for the purpose of the reorganization. Each of these Shell Funds will continue the investment policies and objectives of the Acquired Company Fund that was reorganized into it.

Shell Funds	Acquired Funds
Allegiant Maryland Tax Exempt Bond Fund	PNC Maryland Tax-Exempt Bond Fund
Allegiant Tax Exempt Limited Maturity Bond Fund	PNC Tax-Exempt Limited Maturity Bond Fund

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fixed Income and Tax Exempt Bond Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available are valued at their bid prices. The Funds, under supervision of the Board of Trustees of the Trust (the “Board”), reserve the right to alternatively utilize the mean between the most recent bid and asked prices, should such prices be determined to more accurately represent valuation. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Non-mutual fund short-term investments held as collateral for loaned securities are valued at amortized cost. Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

The Financial Accounting Standards Board (“FASB”) Statement 820 “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2010 can be found at the end of each Fund’s Schedule of Investments.

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of average net assets of the Funds. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Fixed Income and Tax Exempt Bond Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Fixed Income and Tax Exempt Bond Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

When-Issued and Delayed Delivery Transactions

For the purpose of enhancing the Fund’s yield, certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions (principally in mortgage-backed securities referred to as TBA’s or To Be Announced and COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Funds may sell mortgage-backed TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price for future settlement. The Funds account for such transactions as purchases and sales at the commitment date and maintain as collateral liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Loan Agreements

Certain Funds may invest in direct debt instruments which represent interests in amounts owed by corporate, governmental or other borrowers to lenders or lending syndicates. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. As of May 31, 2010, there were no unfunded loan commitments in the Funds.

Repurchase Agreements

Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Inflation-Indexed Bonds

Each Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Adviser

On September 29, 2009, Allegiant Asset Management Company (“Allegiant”), the former investment adviser to the Trust, merged with PNC Capital Advisors, Inc. (“PCA”), its affiliate, to form PNC Capital Advisors, LLC (“PNC Capital”) (“the Merger”). Allegiant became an affiliate of PCA upon the acquisition of its parent company, National City Corporation (“NCC”), by The PNC Financial Services Group, Inc. (“PNC Group”) on December 31, 2008. PNC Group subsequently determined to consolidate the institutional and mutual fund investment advisory operations of Allegiant with PCA to form PNC Capital. References in this report to the “Adviser” concerning matters prior to September 29, 2009 refer to Allegiant and references concerning matters after September 29, 2009 refer to PNC Capital (with the exception of the PNC Total Return Advantage, Intermediate Tax Exempt Bond, Maryland Tax Exempt Bond and Tax Exempt Limited Maturity Bond Funds which are Surviving Funds of the Reorganization or otherwise maintain accounting history from PNC Funds, Inc.).

Investment Advisory Fees

Fees paid by the Fixed Income and Tax Exempt Bond Funds pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of PNC Group, are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees or reimburse expenses of the Fund. Such waivers are voluntary and may be changed or discontinued at any time. The following table lists the advisory fees and waivers that were in effect for the year ended May 31, 2010.

	Annual Rate	Fee Waiver	Expense Reimbursement
Bond Fund	0.45%	0.00%	–
Government Mortgage Fund	0.40%	0.00%	–
High Yield Bond Fund	0.50%	0.18%	–
Intermediate Bond Fund	0.40%	0.00%	–
Limited Maturity Bond Fund	0.35%	0.00%	–
Total Return Advantage Fund*	0.40%	0.09%	–
Ultra Short Bond Fund	0.20%	0.00%	–
Intermediate Tax Exempt Bond Fund**	0.40%	0.17%	–
Maryland Tax Exempt Bond Fund+	0.40%	0.23%	–
Michigan Intermediate Municipal Bond Fund	0.40%	0.00%	–
Ohio Intermediate Tax Exempt Bond Fund	0.40%	0.00%	–
Pennsylvania Intermediate Municipal Bond Fund	0.40%	0.00%	–
Tax Exempt Limited Maturity Bond Fund+	0.40%	0.19%	–

*

The PNC Total Return Bond Fund was the financial accounting survivor of the Reorganization which took place on February 1, 2010. Please see Note 1 in Notes to Financial Statements for more information regarding the Reorganization. Prior to the Reorganization, Advisory Fees accrued, based on the Fund’s daily net assets, were 0.35% on the first $1,000,000,000 and 0.20% of assets in excess of $1,000,000,000. Additionally, a voluntary expense limitation undertaking was in place to limit the expense ratio prior to the reorganization for Class I, Class A and Class C shares at 0.53%, 1.03% and 1.53%, respectively.

**

The PNC National Tax-Exempt Bond Fund was the financial accounting survivor of the Reorganization which took place on February 1, 2010. Please see Note 1 in Notes to Financial Statements for more information regarding the Reorganization. Prior to the Reorganization, Advisory Fees accrued, based on the Fund’s daily net assets, were .50% on the first $1,000,000,000 and .25% of assets in excess of $1,000,000,000. Additionally, a voluntary expense limitation undertaking was in place to limit the expense ratio prior to the reorganization for Class I, Class A and Class C shares at 0.53%, 1.03% and 1.53%, respectively.

+

The PNC Maryland Tax-Exempt Bond Fund and the PNC Tax-Exempt Limited Maturity Bond Fund were reorganized into the newly organized Allegiant Maryland Tax Exempt Bond Fund and Allegiant Tax Exempt Limited Maturity Bond Fund on February 8, 2010. Please see Note 1 in Notes to Financial Statements for more information regarding the Reorganization. Prior to the Reorganization, Advisory Fees accrued, based on each Fund’s daily net assets were .50% on the first $1,000,000,000 and .25% of assets in excess of $1,000,000,000. Additionally, a voluntary expense limitation undertaking was in place to limit the expense ratio prior to the reorganization for Class I, Class A and Class C shares at 0.53%, 1.03% and 1.53%, respectively.

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

During the year ended May 31, 2010, the Adviser voluntarily implemented fee waivers to maintain the expense ratios of Class I, Class A and Class C Shares of certain Funds as follows:

	Total Annual Fund Operating Expenses after Fee Waivers*
	Class I**	Class A	Class C
High Yield Bond Fund	0.75%	1.01%	N/A
Intermediate Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Maryland Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Tax Exempt Limited Maturity Bond Fund	0.53%	0.81%	1.53%

*These voluntary waivers are expected to remain in effect until May 31, 2011. The voluntary waivers may be changed or terminated by the Adviser at any time.

**Fund Operating Expenses reflected here may vary from the expense ratios presented in the financial highlights as a result of the termination of the Class I Shares’ 12b-1 plan.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

Custodian Fees

On July 1, 2010, PNC Group sold the outstanding stock of PNC Global to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global changed its name to BNY Mellon Mellon Investment Servicing (US) Inc. (“BNY Mellon”). PFPC Trust Co. will not change its name until a later date to be announced.

PFPC Trust Co., an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the PNC Advantage Funds (“Advantage”), another registered investment company managed by the Adviser. For the period June 1, 2009 to January 31, 2010, the Custodian fees for the Trust and Advantage were calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. Effective February 1, 2010, the Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003. Each Fund has adopted separate distribution plans for Class A Shares and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the plans, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of each class. The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class C Shares pursuant to which the Funds compensate the Underwriter for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. For the year ended May 31, 2010, the 12b-1 fee accrual rates were as shown below:

	Annual Rate
	Class A	Class C
Bond Fund	0.03%	0.75%
Government Mortgage Fund	0.03%	0.75%
High Yield Bond Fund	0.01%	N/A
Intermediate Bond Fund*	0.03%	0.75%
Limited Maturity Bond Fund	0.03%	0.75%

		Annual Rate
	Class A		Class C
Total Return Advantage Fund*	0.03%		0.75%
Ultra Short Bond Fund	0.03%		N/A
Intermediate Tax Exempt Bond Fund	0.03%		0.75%
Maryland Tax Exempt Bond Fund**	0.03%		0.75%
Michigan Intermediate Municipal Bond Fund	0.02%		0.75%
Ohio Intermediate Tax Exempt Bond Fund	0.03%		0.75%
Pennsylvania Intermediate Municipal Bond Fund	0.02%		0.75%
Tax Exempt Limited Maturity Bond Fund**	0.03%		0.75%

*

The PNC Total Return Bond Fund and the PNC National Tax-Exempt Bond Fund were the financial accounting survivors of the Reorganization which took place on February 1, 2010. Please see Note 1 in Notes to Financial Statements for more information regarding the Reorganization. Prior to the Reorganization, 12b-1 Fees accrual rates were .25% and .75% for Class A and Class C, respectively.

*

The PNC Maryland Tax-Exempt Bond Fund and the Tax-Exempt Limited Maturity Bond Fund were reorganized into the newly organized Allegiant Maryland Tax Exempt Bond Fund and Allegiant Tax Exempt Limited Maturity Bond Fund on February 8, 2010. Please see Note 1 in Notes to Financial Statement for more information regarding the Reorganization. Prior to the Reorganization, 12b-1 Fees accrual rates were .25% and .75% for Class A and Class C, respectively.

The Rule 12b-1 plan for Class I Shares was terminated on June 18, 2009. Any balances accrued as of June 18, 2009 were returned to the Class I shares of the respective Funds.

Trustees’ Fees

For the period June 1, 2009 to December 31, 2009, each Trustee received an annual fee of $45,000 plus either $4,500 for each combined Board meeting of the Trust and Advantage attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $6,000 per year for their services in these capacities. Effective January 1, 2010, each Trustee receives an annual consolidated fee of $45,000 plus $3,000 for each combined Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to reimbursement of all out-of-pocket expenses incurred as a Trustee. The Co-Chairmen of the Board each receive an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the PNC Funds and PNC Advantage Funds based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.0558% based on average daily net assets of the Trust, exclusive of the PNC Total Return Bond Fund, PNC National Tax-Exempt Bond Fund, PNC Maryland Tax-Exempt Bond, and the PNC Tax-Exempt Limited Maturity Bond Fund, for the period June 1, 2009 through January 31, 2010. Effective February 1, 2010, the Co-Administration fee changed to 0.005%

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

of average daily net assets of the Trust. For their services as Co-Administrators during the year ended May 31, 2010, approximately 40.37% was allocated to BNY Mellon and 59.63% was allocated to the Adviser in aggregate.

The PNC Total Return Bond Fund and the PNC National Tax-Exempt Bond Fund were the financial accounting survivors of the Reorganization which took place on February 1, 2010. The PNC Maryland Tax-Exempt Bond Fund and the PNC Tax-Exempt Limited Maturity Bond Fund were reorganized into the newly organized Allegiant Maryland Tax Exempt Bond Fund and Allegiant Tax Exempt Limited Maturity Bond Fund on February 8, 2010. For these Portfolios of PNC Funds, Inc prior to the reorganizations, the Adviser received an administration fee at an annual rate of 0.125% based on average daily net assets, and the Adviser paid BNY Mellon a sub-administration fee based on the average daily net assets of the Funds as follows: 0.01% of the first $3 billion, 0.0075% of the next $2 billion, and 0.0050% of the aggregate net assets in excess of $5 billion plus out-of-pocket expenses.

Legal Fees

Expenses paid by the Trust during the year ended May 31, 2010 include legal fees of $581,214 paid to Drinker Biddle & Reath LLP. Of this amount, the Fixed Income and Tax Exempt Bonds Funds paid $108,872 to Drinker Biddle & Reath LLP.

On April 26, 2010, the Board approved Ropes & Gray LLP (“R&G”) to replace Drinker Biddle & Reath LLP as legal counsel to the Trust and Advantage.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2010, BNY Mellon received $1,994,452 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Fixed Income and Tax Exempt Bond Funds paid $463,341 to BNY Mellon.

Affiliated Funds

Pursuant to SEC rules, the Fixed Income and Tax Exempt Bond Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 8) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliated funds” in the Statements of Operations. PNC Group owns a minority interest in BlackRock, Inc. As a result the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated holdings for the year ended May 31, 2010 are shown in the following table.

	PNC Advantage Institutional Money Market Fund (000)	PNC Money Market Funds (000)	BlackRock Liquidity Funds Temp Fund Portfolio(000)
Bond Fund	$(29,904)	$ –	$(2,303)
Government Mortgage Fund	(1,273)	–	–
High Yield Bond Fund	(71)	(161)	(98)
Intermediate Bond Fund	(84,211)	–	(6,005)
Limited Maturity Bond Fund	(20,405)	–	(1,830)
Total Return Advantage Fund	7,763	(965)	–
Ultra Short Bond Fund	(7,927)	–	(1,381)
Intermediate Tax Exempt Bond Fund	–	1,277	–
Ohio Intermediate Tax Exempt Bond Fund	–	971	–
Pennsylvania Intermediate Municipal Bond Fund	–	(1,101)	–

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at May 31, 2010 are included in the respective Fund’s Schedules of Investments.

4. Investments

During the year ended May 31, 2010, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$59,717	$109,940
Government Mortgage Fund	22,397	44,690
High Yield Bond Fund	8,994	12,265
Intermediate Bond Fund	107,659	137,783
Limited Maturity Bond Fund	79,995	94,244
Total Return Advantage Fund	58,600	64,958
Ultra Short Bond Fund	264,513	106,268
Intermediate Tax Exempt Bond Fund	120,268	122,348
Maryland Tax Exempt Bond Fund	45,917	32,120
Michigan Intermediate Municipal Bond Fund	5,600	10,453
Ohio Intermediate Tax Exempt Bond Fund	36,947	42,496
Pennsylvania Intermediate Municipal Bond Fund	19,744	21,325
Tax Exempt Limited Maturity Bond Fund	121,817	77,806

During the year ended May 31, 2010, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$65,864	$49,565
Government Mortgage Fund	1,970	1,971
Intermediate Bond Fund	87,645	79,835
Limited Maturity Bond Fund	87,179	60,489
Total Return Advantage Fund	32,721	26,041
Ultra Short Bond Fund	122,382	46,123

5. Federal Income Taxes

Each of the Fixed Income and Tax Exempt Bond Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions through the fiscal year ended May 31, 2010 and for all open tax years (years ended May 31, 2007 through May 31, 2009) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends and distributions paid during the years ended May 31, 2010 and May 31, 2009 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Bond Fund
2010	$ –	$10,047	$ –	$10,047
2009	–	13,585	–	13,585
Government Mortgage Fund
2010	–	7,402	–	7,402
2009	–	8,713	–	8,713
High Yield Bond Fund
2010	–	1,084	–	1,084
2009	–	822	–	822
Intermediate Bond Fund
2010	–	11,624	–	11,624
2009	–	15,217	–	15,217
Limited Maturity Bond Fund
2010	–	4,906	–	4,906
2009	–	5,193	–	5,193
Total Return Advantage Fund†
2010	–	7,168	–	7,168
2009	–	5,685	–	5,685
Ultra Short Bond Fund
2010	–	3,771	–	3,771
2009	–	2,274	–	2,274
Intermediate Tax Exempt Bond Fund†
2010	2,681	32	1,434	4,147
2009	2,548	84	274	2,906
Maryland Tax Exempt Bond Bond Fund
2010	2,101	–	–	2,101
2009	1,870	16	–	1,886
Michigan Intermediate Municipal Bond Fund
2010	1,198	71	304	1,573
2009	1,535	40	398	1,973
Ohio Intermediate Tax Exempt Bond Fund
2010	3,783	–	537	4,320
2009	4,098	–	–	4,098
Pennsylvania Intermediate Municipal Bond Fund
2010	1,081	–	187	1,268
2009	1,179	–	270	1,449
Tax Exempt Limited Maturity Bond Fund
2010	2,173	–*	–	2,173
2009	1,798	–	–	1,798

*Amount represents less than $500.

†On February 1, 2010, PNC Total Return Bond and PNC National Tax-Exempt Bond Funds were reorganized into the Allegiant Total Return Advantage and PNC Intermediate Tax Exempt Bond Funds, respectively. The PNC Total Return Bond Fund and the PNC National Tax Exempt Bond Funds were the accounting survivors of the reorganization. The activity in the table above prior to May 31, 2010 is that of the PNC Total Return Bond and the PNC National Tax Exempt Bond Funds. See Note 1 in Notes to Financial Statements.

As of May 31, 2010, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Un- distributed Ordinary Income (000)	Undistributed Tax-Exempt Income (000)	Un- distributed Long-Term Capital Gain (000)	Capital Loss Carryforward (000)	Post October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Bond Fund	$243,226	$471	$ –	$ –	$(11,552)	$ –	$ 9,274	$(445)	$240,974
Government Mortgage Fund	151,949	360	–	–	(6,580)	–	9,317	(360)	154,686
High Yield Bond Fund	8,618	469	–	–	–	–	69	(48)	9,108
Intermediate Bond Fund	332,098	762	–	84	–	–	13,255	(552)	345,647
Limited Maturity Bond Fund	287,309	165	–	–	(7,571)	–	5,233	(293)	284,843
Total Return Advantage Fund	240,999	742	–	–	(20,971)	–	7,297	(577)	227,490
Ultra Short Bond Fund	363,685	413	–	–	(2,525)	(448)	(113)	(162)	360,850
Intermediate Tax Exempt Bond Fund	140,253	392	462	2,085	–	–	3,439	(315)	146,316
Maryland Tax Exempt Bond Fund	76,067	–	177	–	(402)	–	3,139	(180)	78,801
Michigan Intermediate Municipal Bond Fund	30,910	–	54	219	–	–	1,620	(70)	32,733
Ohio Intermediate Tax Exempt Bond Fund	102,463	16	211	971	–	–	5,355	(277)	108,739
Pennsylvania Intermediate Municipal Bond Fund	32,340	136	24	598	–	–	1,790	(71)	34,817
Tax Exempt Limited Maturity Bond Fund	118,192	–	174	–	(1,134)	–	2,859	(195)	119,896

Post-October losses represent losses realized on investment transactions from November 1, 2009 through May 31, 2010 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and cumulative basis adjustments for market discount.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, wash sales, market discount, paydowns, foreign currency transactions, distribution payables, dividends deemed paid upon shareholder redemption of Fund Shares and the expiration of capital loss carryforwards. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Fixed Income and Tax Exempt Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2010:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Bond Fund	$307	$ 11,645	$ (11,952)
Government Mortgage Fund	344	(344)	–*
High Yield Bond Fund	2	(2)	–
Intermediate Bond Fund	52	(52)	–
Limited Maturity Bond Fund	179	(2,313)	2,134
Total Return Advantage Fund	384	(22,491)	22,107
Ultra Short Bond Fund	857	(857)	–
Intermediate Tax Exempt Bond Fund	148	160	(308)
Maryland Tax Exempt Bond Fund	(3)	7	(4)
Michigan Intermediate Municipal Bond Fund	73	(77)	4
Ohio Intermediate Tax Exempt Bond Fund	–*	(3)	3

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Pennsylvania Intermediate Municipal Bond Fund	$ –*	$ (1)	$1
Tax Exempt Limited Maturity Bond Fund	(20)	20	–
*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the year ended May 31, 2010, capital loss carryforwards that were utilized to offset capital gains were as follows:

Fund	(000)
High Yield Bond Fund	$ 1
Intermediate Bond Fund	5,129
Limited Maturity Bond Fund	1,971
Ultra Short Bond Fund	85
Maryland Tax Exempt Bond Fund	76
Pennsylvania Municipal Bond Fund	17
Tax Exempt Limited Maturity Bond Fund	212

At May 31, 2010, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

			Expiring May 31,
Fund	2012	2013	2014	2015	2017	2018	Total
Bond Fund*	$ –	$ –	$1,212	$2,875	$2,848	$ 4,617	$11,552
Government Mortgage Fund	2,107	–	2,274	2,138	–	61	6,580
Limited Maturity Bond Fund	–	617	4,017	2,713	224	–	7,571
Total Return Advantage Fund†	–	–	–	–	3,874	17,097	20,971
Ultra Short Bond Fund	–	132	1,609	784	–	–	2,525
Maryland Tax Exempt Bond Fund	240	–	162	–	–	–	402
Tax Exempt Limited Maturity Bond Fund	–	–	550	584	–	–	1,134

†	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective Allegiant Fund on February 1, 2010.
*	Capital loss carryforwards in the amount of (in thousands) $11,952 for the Bond Fund expired unused during the year ended May 31, 2010.

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Fixed Income and Tax Exempt Bond Funds.

	Class I		Class A		Class C
	Year Ended 05/31/10	Year Ended 05/31/09	Year Ended 05/31/10	Year Ended 05/31/09	Year Ended 05/31/10	Year Ended 05/31/09
Bond Fund
Shares issued	3,799	3,051	31	45	6	22
Share exchanged	–	–	–	23	–	–
Share reinvested	384	483	15	19	1	1
Shares redeemed	(7,687)	(7,320)	(64)	(132)	(2)	(5)
Net increase (decrease)	(3,504)	(3,786)	(18)	(45)	5	18

Government Mortgage Fund
Shares issued	1,663	2,374	391	535	502	193
Share exchanged	–	–	–	256	–	0
Share reinvested	212	208	54	46	4	3
Shares redeemed	(4,506)	(5,510)	(487)	(396)	(291)	(27)
Net increase (decrease)	(2,631)	(2,928)	(42)	441	215	169

High Yield Bond Fund
Shares issued	160	913	13	–	–	–
Share reinvested	83	82	3	2	–	–
Shares redeemed	(571)	(343)	(4)	–	–	–
Net increase (decrease)	(328)	652	12	2	–	–

Intermediate Bond Fund
Shares issued	4,447	6,364	104	90	53	46
Share exchanged	–	–	–	274	–	–
Share reinvested	378	423	22	24	1	2
Shares redeemed	(7,949)	(7,251)	(230)	(212)	(13)	(11)
Net increase (decrease)	(3,124)	(464)	(104)	176	41	37

Limited Maturity Bond Fund
Shares issued	7,673	3,154	535	428	335	126
Shares from merger	12,280	–	233	–	39	–
Share exchanged	–	–	–	45	–	–
Share reinvested	240	292	18	9	4	2
Shares redeemed	(7,619)	(3,644)	(468)	(94)	(30)	(8)
Net increase (decrease)	12,574	(198)	318	388	348	120

Total Return Advantage Fund*
Shares issued	4,240	1,472	26	–	3	4
Shares from merger	8,744	–	937	–	13	–
Share exchanged	–	–	–	–	–	–
Share reinvested	78	4	12	2	1	–
Shares redeemed	(3,442)	(3,872)	(134)	(27)	(1)	(5)
Net increase (decrease)	9,620	(2,396)	841	(25)	16	(1)

Ultra Short Bond Fund
Shares issued	43,597	4,014	3,666	1,238	–	–
Share reinvested	188	140	24	8	–	–
Shares redeemed	(19,109)	(1,563)	(2,712)	(93)	–	–
Net increase (decrease)	24,676	2,591	978	1,153	–	–

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

	Class I		Class A		Class C
	Year Ended 05/31/10	Year Ended 05/31/09	Year Ended 05/31/10	Year Ended 05/31/09	Year Ended 05/31/10	Year Ended 05/31/09
Intermediate Tax Exempt Bond Fund**
Shares issued	1,782	1,721	2	–	16	–
Shares from merger	5,454	–	471	–	4	–
Share exchanged	–	–	–	–	–	–
Share reinvested	6	1	4	1	–	–
Shares redeemed	(2,125)	(1,053)	(39)	(3)	(4)	(11)
Net increase (decrease)	5,117	669	438	(2)	16	(11)

Maryland Tax Exempt Bond Fund
Shares issued	2,134	2,018	–	–	–	–
Share exchanged	–	–	–	–	–	–
Share reinvested	6	8	1	1	–	–
Shares redeemed	(1,298)	(748)	–	(1)	–	(10)
Net increase (decrease)	842	1,278	1	–	–	(10)

Michigan Intermediate Municipal Bond Fund
Shares issued	109	392	12	58	1	3
Share exchanged	–	–	–	15	–	–
Share reinvested	6	8	37	40	–	–
Shares redeemed	(625)	(1,330)	(50)	(217)	(2)	–
Net increase (decrease)	(510)	(930)	(1)	(104)	(1)	3

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	856	1,699	90	342	36	8
Share exchanged	–	–	–	54	–	–
Share reinvested	10	4	28	24	2	1
Shares redeemed	(1,384)	(2,610)	(198)	(197)	(9)	(11)
Net increase (decrease)	(518)	(907)	(80)	223	29	(2)

Pennsylvania Intermediate Municipal Bond Fund
Shares issued	230	289	153	67	54	142
Share reinvested	2	3	9	5	5	2
Shares redeemed	(599)	(515)	(54)	(24)	(44)	(36)
Net increase (decrease)	(367)	(223)	108	48	15	108

Tax Exempt Limited Maturity Municipal Bond Fund
Shares issued	6,123	2,640	2	9	–	–
Share reinvested	3	1	1	1	–	–
Shares redeemed	(2,029)	(1,433)	(15)	(6)	–	(8)
Net increase (decrease)	4,097	1,208	(12)	4	–	(8)

*

On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. See Note 1 in Notes to Notes to Financial Statements.

**	On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. See Note 1 in Notes to Financial Statements.

7. Market and Credit Risk

Some countries in which certain of the Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited.

The Bond, Government Mortgage, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in the Schedule of Investments.

The Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The Intermediate Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At May 31, 2010, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AGM	6.0%	2.1%	11.0%	7.2%	25.3%	4.7%
AGM Q-SBLF	–	–	0.1%	–	–	–
AMBAC	5.0%	1.60%	12.2%	16.2%	5.0%	9.9%
FGIC	–	2.8%	–	–	3.5%	2.5%
FGIC Q-SBLF	–	–	–	–	–	0.9%
NATL-RE	3.5%	9.6%	7.5%	12.8%	6.7%	9.2%
NATL-RE FGIC	9.2%	1.4%	19.4%	10.2%	3.3%	1.2%
NATL-RE Q-SBLF	–	–	13.8%	–	–	–
NATL-RE-IBC	2.3%	1.3%	3.5%	–	–	–
PSF-GTD	2.0%	–	–	–	–	–
Q-SBLF	1.4%	–	–	–	–	1.6%
RADIAN	1.0%	–	–	–	–	–
SONYMA	–	–	–	–	–	–
Total	30.4%	18.8%	67.5%	46.4%	43.8%	30.1%

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

The rating of long-term debt as a percentage of total value of investments on May 31, 2010, is as follows:

Standard & Poor’s/ Moody’s Ratings	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AAA/Aaa	29.5%	39.5%	31.5%	35.6%	24.4%	38.7%
AA/Aa	45.1%	39.1%	44.1%	30.5%	39.3%	39.9%
A/A	17.3%	7.6%	20.0%	27.3%	24.7%	18.8%
BBB/Baa	3.5%	4.8%	3.2%	5.7%	10.5%	1.8%
NR	3.7%	8.0%	–	–	–	–
Total	99.1%	99.0%	98.8%	99.1%	98.9%	99.2%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowest rating.

8. Securities Lending

To generate additional income, the Fixed Income Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with Union Bank NA (“UB”), the securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 101.5% of the market value plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UB.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to the Reorganization, PNC Total Return Bond Fund (“Total Return Bond Fund”), a portfolio of PNC Funds, Inc., participated in a securities lending program pursuant to an agreement with Credit Suisse First Boston, New York Branch (“Credit Suisse”) to lend its portfolio securities to approved brokers, dealers, or other financial institutions to earn additional income. Cash collateral received in connection with securities lending was invested in a joint cash collateral account (for all portfolios of PNC Funds, Inc. that participated in the securities lending program) managed by Credit Suisse that typically invested in certain high quality, liquid securities.

During the period, the collateral account held Atlantic East Funding LLC (“Atlantic East”) which was formed from the restructuring of a Trust purchased into the collateral account by Credit Suisse which violated its over collateralization trigger in early 2008 as a result of investor concerns about subprime risk and conditions in the housing market. The collateral supporting Atlantic East was non-agency residential mortgage-backed securities (“RMBS”). Due to downgrades in the credit ratings assigned to the securities in the underlying portfolio of RMBS, Atlantic East was being fair-valued in accordance with procedures approved by the Board beginning in late 2008. On August 28, 2009, the Fund exchanged Atlantic East for the underlying collateral portfolio of RMBS and a small amount of cash. Each RMBS was being fair-valued in accordance with Board approved procedures. Downgrades in credit ratings continued and deterioration in the fair value of the RMBS resulted in the value of the joint cash collateral account being less than the collateral owed back to borrowers. Beginning on September 10, 2009, the Adviser began selling the RMBS held in the joint cash collateral account, with the last sale occurring on September 23, 2009. The total NAV impact to Total Return Bond Fund after proceeds received upon disposition of the RMBS, including those recovered upon a settlement agreement with a non-affiliate, and fulfillment of the Adviser’s affiliate to reimburse Total Return Bond Fund for a portion of losses realized upon disposition of the assets, amounted to less than ($0.02) per share.

9. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

10. Recent Accounting Pronouncement

In January 2010, FASB issued Accounting Standards Update (the “Update”) “Improving Disclosures about Fair Value Measurements”. The Update amends FASB Accounting Standards Codification Topic “Fair Value Measurements and Disclosures”, to require additional disclosures regarding fair value measurements. Certain disclosures required by the Update are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the Update will have on its financial statement disclosures.

11. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC was conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCC and the Adviser cooperated fully with the SEC in that examination. In connection with the SEC examination, the Board established a committee comprising independent members of the Board that (a) monitored the matter, (b) reviewed pertinent documents, (c) met with its special counsel, and (d) met with the Staff of the SEC and representatives of the Adviser. As recommended by the committee, the Trust and the Adviser entered into an agreement under which the Adviser made a one-time payment to the Trust. The payment was allocated among the Funds as recommended by the committee and did not result in a material impact on net asset value of any Fund. On November 9, 2007, the Adviser was notified by the SEC that they had concluded their examination and had no further requests or comments at that time.

12. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

PNC Fixed Income and Tax Exempt Bond Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends/ distributions on a calendar year basis for income tax purposes, which may include dividends/distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2010 income tax purposes will be sent to them in early 2011. Please consult your tax advisor for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2010 tax year end, please consult you tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Intermediate Bond Fund	$ 84
Intermediate Tax Exempt Bond Fund	3,171
Michigan Intermediate Municipal Bond Fund	528
Ohio Intermediate Tax Exempt Bond Fund	1,134
Pennsylvania Intermediate Municipal Bond Fund	786

Of the dividends paid from net investment income, excluding short term capital gains, by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	98.91%
Maryland Tax Exempt Bond Fund	100.00%
Michigan Intermediate Municipal Bond Fund	94.62%
Ohio Intermediate Tax Exempt Bond Fund	100.00%
Pennsylvania Intermediate Municipal Bond Fund	100.00%
Tax Exempt Limited Maturity Bond Fund	100.00%

A portion of this income may be subject to alternative minimum tax.

Of the dividends paid by each Fund, none qualify for the dividends received deduction available to corporate shareholders.

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by each Fund, none will qualify for the 15% dividend income tax rate.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

Proxy Voting

A description of the policies and procedures that PNC Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how PNC Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road
King of Prussia, PA 19406

INVESTMENT ADVISER:

PNC FUNDS

AR-002-0610

ANNUAL REPORT

May 31, 2010

PNC Money Market Funds

PNC FUNDS

PNC MONEY MARKET FUNDS ANNUAL REPORT	TABLE OF CONTENTS
	Message from the Co-Chairmen	1
	Message from the President	2
	Summary of Portfolio Holdings	7
	Expense Tables	8
	Trustees and Officers of the Trust	10
	Report of Independent Registered Public Accounting Firm	12
MONEY MARKET FUNDS
Government Money Market Fund Money Market Fund Ohio Municipal Money Market Fund		Financial Highlights	Schedules of Investments
Pennsylvania Tax Exempt Money	Government Money Market Fund	13	19
Market Fund	Money Market Fund	14	22
Tax Exempt Money Market Fund	Ohio Municipal Money Market Fund	15	27
Treasury Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	16	30
	Tax Exempt Money Market Fund	17	32
OTHER PNC FUNDS	Treasury Money Market Fund	18	36

   EQUITY FUNDS

  Balanced Allocation Fund

  International Equity Fund

  Large Cap Core Equity Fund

  Large Cap Growth Fund

  Large Cap Value Fund

  Mid Cap Value Fund

  Multi-Factor Small Cap Core Fund

  Multi-Factor Small Cap Growth Fund

  Multi-Factor Small Cap Value Fund

  S&P 500 Index Fund

  Small Cap Core Fund

   FIXED INCOME FUNDS

  Bond Fund

  Government Mortgage Fund

  High Yield Bond Fund

  Intermediate Bond Fund

  Limited Maturity Bond Fund

  Total Return Advantage Fund

  Ultra Short Bond Fund

   TAX EXEMPT BOND FUNDS

  Intermediate Tax Exempt Bond

      Fund

  Maryland Tax Exempt

      Bond Fund

  Michigan Intermediate Municipal

      Bond Fund

  Ohio Intermediate Tax Exempt

      Bond Fund

  Pennsylvania Intermediate

    Municipal Bond Fund

  Tax Exempt Limited Maturity

      Bond Fund

	Investment Abbreviations and Definitions		37
	Statements of Assets and Liabilities		38
	Statements of Operations		42
	Statements of Changes in Net Assets		44
	Notes to Financial Statements		46
	Notice to Shareholders		56
	Proxy Voting and Quarterly Schedules of Investments		56

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Money Market Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

		NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

PNC Capital Advisors, LLC (PCA), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by Professional Funds Distributor LLC (PFD), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PCA and is not a bank.

©2010 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

PNC Money Market Funds

MESSAGE FROM THE CO-CHAIRMEN

July 2010

Dear Shareholders:

We are pleased to provide you with important annual financial information about PNC Funds, the newly combined fund family comprising the former Allegiant Funds and PNC Funds Inc., as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2010, total assets of PNC Funds increased from $8.9 to $9.1 billion, primarily as a result of the fund combinations and market gains offset by shareholder outflows.

Your Board of Trustees, which now comprises certain Board members from both legacy fund families, extends a welcome to our new shareholders and looks forward to continuing to serve you.

We encourage investors who have questions about their investments to call Shareholder Services at 800-622-FUND (3863) or visit our website at pncfunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

John R. Murphy Co-Chairman	Robert D. Neary Co-Chairman

1

PNC Money Market Funds

MESSAGE FROM THE PRESIDENT

“Economic conditions markedly improved dur- ing the 12 months ended May 31, 2010 compared to the one year prior....”

Dear Shareholders:

We are pleased to present this annual report for the PNC Money Market Funds which provides a detailed review of the markets, the portfolios and our management strategies. The 12 months ended May 31, 2010, were especially eventful times for the PNC Money Market Funds.

•  We continue to enhance our array of investment options. Effective September 30, 2009, PNC Capital Advisors, LLC, a Delaware limited liability company, was formed as a result of the merger of PNC Capital Advisors, Inc., investment adviser to PNC Funds, Inc., with its affiliate Allegiant Asset Management Company. In so doing, PNC Capital Advisors, LLC assumed the responsibility of investment adviser for the PNC Money Market Funds as we increasingly drew on the proven experience of several of the portfolio managers from the predecessor investment advisers.

•  After receiving shareholder approval, the reorganization of portfolios of PNC Funds, Inc. into their respective acquiring Allegiant Fund occurred on February 1, 2010; and effective February 8, 2010, each investment portfolio of the Allegiant Funds was re-named as a PNC investment portfolio. For example, Allegiant Money Market Fund was re-named PNC Money Market Fund.

•  We continue to believe that by offering the opportunity to diversify your investments among an array of taxable and tax-exempt fixed income, equity and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12-month period, especially given the dramatic shift in conditions from one year prior.

Economic Review

Economic conditions markedly improved during the 12 months ended May 31, 2010, compared to the one year prior. Real Gross Domestic Product (“GDP”) had declined 5.7% in the first quarter of 2009, but then decreased a comparatively modest 0.7% in the second quarter of 2009 before increasing 2.2% and 5.6% in the third and fourth quarters of 2009, respectively. U.S. GDP grew 3.0% in the first quarter of 2010, and most economists are anticipating positive growth in the second quarter of 2010 as well.

The increase in real GDP in the first quarter of 2010 primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports and nonresidential fixed investment that were partly offset by negative contributions from state and local government spending and residential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased. That said, the deceleration in real GDP in the first quarter compared to the prior quarter primarily reflected decelerations in private inventory investment and in exports, a downturn in residential fixed investment, a larger decrease in state and local government spending, and a deceleration in nonresidential fixed investment that were partly offset by an acceleration in PCE and a deceleration in imports.

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

2

Several indicators supported GDP growth expectations for the second quarter of 2010. For example, sales at U.S. retailers fell in May for the first time in eight months, but this was due primarily to weak gasoline prices, the end of a home buyer tax credit that had boosted sales of building materials, and the winding down of incentives like tax rebates to buy energy-efficient appliances. Core retail sales, which correspond most closely with the consumer spending component of the government’s gross domestic product report, actually rose 0.1% after dropping 0.2% in April. Sales from nonstore retailers, which include online purchases, rose a healthy 2% in May, and were up 15.6% from the same period the previous year. There were also modest gains in sales by furniture stores, grocery stores and health and personal care stores, among others. Further, a jump in consumer sentiment during the last three months ended May 31, 2010 tempered fears of a slowing economic recovery. There were also indications that the economic recovery was on solid footing on the business side. The Commerce Department said business inventories hit a 10-month high in April 2010 (latest data available), while sales were at their highest level since October 2008. Inventories are a key component of gross domestic product changes over the business cycle and the rebuilding of merchandise stock from record low levels is one of the key drivers of the economy’s recovery.

“Still weighing on the economy was ongoing weakness in the labor market....”

Also on the positive side, inflation remained of little concern, at least for now. Oil prices rose from just over $66 per barrel at the end of May 2009 to just under $74 per barrel at the end of May 2010. Due primarily to the resultant sharp increase in energy prices overall, the Consumer Price Index rose at an annualized rate of 2.0% at the end of the annual period. Core inflation, which excludes food and energy prices, grew at just a 0.9% annualized rate, well below the 2.0% average annual increase over the past 10 years and matching April 2010 for the lowest annual increase in 44 years.

Still weighing on the economy was ongoing weakness in the labor market. The unemployment rate edged down to 9.7% in May 2010, having reached a 26 1/2 year high of 10.2% in October 2009, and total nonfarm payroll employment grew by 431,000 in May 2010. However, there were still approximately 15 million Americans unemployed. Also, the increase in employment overall reflected the hiring of 411,000 temporary employees to work on Census 2010, according to the U.S. Bureau of Labor Statistics. Private-sector employment changed little, with an increase of 41,000 jobs in May.

Fixed Income

As the annual period unfolded, the financial panic that had dominated in months prior subsided and a strong rally in “riskier” assets started, especially in credit-related products such as high-yield and investment-grade corporate bonds. Attractive valuations, a willingness to increase risk as early signs of economic recovery grew more evident, and massive amounts of liquidity caused spreads, or the difference in yields between non-Treasury and comparable-duration Treasury securities, to tighten dramatically. Investor confidence was also buoyed by accommodative monetary policy and the commitment of the Federal Reserve Board (the Fed) to maintain the targeted federal funds rate at its near-zero level for an extended period. (It should be noted that while many investors migrated from money market funds to longer-duration assets via short- to intermediate-term taxable and tax-exempt bond funds during the annual period in search of higher yields, investing in bond funds does involve greater risk than investing in money market funds. For example, if interest rates rise, bond fund values could decline.)

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

3

PNC Money Market Funds

MESSAGE FROM THE PRESIDENT

“Overall, lower-quality issues dramatically out- performed higher- quality issues,...”

While virtually all non-Treasury sectors outperformed Treasuries for the annual period overall, U.S. Treasury securities still generated positive returns. For the annual period overall, two-year Treasury yields fell 0.21% to 0.76%, 10-year Treasury yields dropped 0.40% to 3.31%, and 30-year Treasury yields declined 0.33% to 4.22%.

High-yield corporate bonds overall were the best performers within the Barclays Capital U.S. Aggregate Bond Index, boosted primarily by a combination of attractive valuations, increased perception of reduced systemic risk and the growing belief that the recession is over. Commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment grade corporate bonds also generated strong excess returns over U.S. Treasuries. Mortgage-backed securities also outperformed Treasuries but more modestly, as the Fed ended its purchase program on March 31, 2010, thereby withdrawing major buyer support. Overall, lower-quality issues dramatically outperformed higher-quality issues and, in general, longer maturities (that is, those bonds with maturities of ten years or more) outperformed shorter maturities.

The tax-exempt bond market overall modestly outpaced the taxable fixed income markets for the annual period, boosted primarily by strong technicals, as the introduction of the Build America Bond (BAB) program diminished supply while demand for tax-exempt municipal bonds increased. Late in the first quarter of 2009 evidence of a decrease in the rate of economic contraction was increasingly visible.These are the so-called “green shoots” seen in a variety of economic indicators in the U.S. and abroad. Second quarter real GDP is now expected to be “less bad” than the first quarter, contracting at around a 2.5 percent annualized rate. While the slower rate of contraction is a hopeful sign that better conditions will follow later in the year, it looks good now only in comparison to the truly awful preceding quarters.

Equities

Virtually all of the major U.S. equity indices enjoyed robust double-digit gains during the 12 months ended May 31, 2010, as the equity market rally that began in early March 2009 continued with investors factoring into stock prices the prospects for economic recovery. This is not to say that the period was without volatility.

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

Through September, several big themes drove the equity market. Positive statements about the recession likely being over from Fed Chairman Ben Bernanke contributed some optimism. Investors appeared to agree that massive economic stimulus programs and packages had been put in place and that stimulus should be allowed to work its way through the financial system. The popular “cash for clunkers” program helped spur auto sales and managed to get consumers to spend. A falling dollar boosted commodity stocks and the stocks of companies doing a majority of their business outside the United States. Financial stocks continued to recover from the crushing they had absorbed into March.Technology’s strength continued. Some outliers bottomed and rebounded sharply. On the downside, while Wall Street staged a robust rally, concerns about Main Street remained.

Equities closed out the final quarter of 2009 on a high note, brushing off a weak October and fears at the end of November that losses in the small emirate of Dubai could imperil the nascent economic rebound, to post solid gains as investors welcomed improving economic growth. Indeed, economic data, while mixed, displayed positive trends on several key fronts during the quarter. The housing market continued to show signs of life, as sales of existing homes were up from their lows of one year prior. The manufacturing sector, which was hit particularly hard in

4

the downturn, also staged a rebound. Another positive sign for the recovery was solid corporate earnings, which largely outpaced analyst estimates. The biggest areas of concern remained those around the consumer and the persistently high unemployment rate.

After slipping again in January, the equity market advanced robustly through April 2010. The equity market’s gains were supported primarily by strong corporate earnings overall and a better than expected contribution from consumers to the recovering economy. Further, the U.S. dollar strengthened, the major beneficiary of concerns surrounding the euro. May, however, saw significant equity market declines. Indeed, it was the worst month for the S&P 500® Index since February 2009, as economic worries heightened, a North Korean general threatened “all out war,” a cut in Spain’s debt rating by Fitch followed on the heels of Greece’s much-headlined debt troubles, and oil continued to leak into the Gulf region.

In all, mid-cap stocks within the U.S. equity market performed best (Russell Midcap® Value Index), followed closely behind by small-cap stocks (Russell 2000® Index). Large-cap stocks also generated double-digit gains (Russell 1000® Index), but lagged a bit further behind. Value stocks outperformed growth stocks across the capitalization spectrum (Russell 1000® Value Index versus Russell 1000® Growth Index).

International equity markets overall, as measured by the MSCI EAFE® Index, posted positive but far more modest gains than the U.S. equity markets. Consumer staples was the best performing sector, followed by industrials and materials. Utilities and energy generated negative returns for the annual period. Australia, Sweden and Singapore were the best performing individual country markets within the MSCI EAFE® Index. Not surprisingly, Greece was by far the worst performing market. Several other peripheral European markets, including Italy, Portugal, Spain, Finland, Ireland and Austria, also posted negative returns for the annual period. The emerging equity markets as a whole significantly outperformed the developed equity markets on a relative basis during the 12 months ended May 31, 2010, posting returns more in line with those of the U.S. equity market.

Money Markets

Compared to the prior fiscal year, the annual period ended May 31, 2010 was much less “exciting” and eventful, with the Fed maintaining the targeted federal funds rate near zero and thus driving the dominant theme in the taxable and tax-exempt money markets — that is, low yields.

Our View Ahead

In our view, the U.S. economy is moving from recovery to slow expansion and the liquidity and credit crises have abated. Thus, we look for U.S. economic growth in the 2.5% to 3.5% range during calendar year 2010. Assuming this growth rate materializes, after falling by nearly 6% from peak output in 2007 to the trough in mid-2009, domestic GDP will have nearly regained its former peak by the end of 2010.

“Virtually all of the major U.S. equity indi- ces enjoyed robust double-digit gains dur- ing the 12 months ended May 31, 2010,...”

We believe economic growth is likely to appear stronger as the lagged effects of massive monetary and fiscal stimulus continue to work through the system, and we see a release of pent up demand from what was an unusually harsh winter for much of the country. The various consumer and housing stimulus measures may indeed have the desired effect over the short term. Moreover, the increase in corporate profitability witnessed during the annual period overall often leads to capital spending, a reversal of what we saw during the Great Recession. Additionally, the industrial

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

5

PNC Money Market Funds

MESSAGE FROM THE PRESIDENT

“The targeted federal funds rate is expected to remain below 1% through late 2010....”

side of the economy has enjoyed a strong recovery with production rising since last spring. Also, on the positive side, labor markets remain weak, but appear to be stabilizing. The targeted federal funds rate is expected to remain below 1% through late 2010.

We maintain a positive outlook on U.S. large cap equity markets, as operating profits for companies in the S&P 500® Index are estimated to grow approximately 30% for 2010. The price/forward earnings ratio of 13.0x has rebounded from compressed levels and was, at the end of May, in line with historical averages.

Fixed income markets were fairly valued at the end of the annual period but remained vulnerable to quick sentiment changes. Unfortunately, in our view, 2011 will likely see a rise in tax rates as certain Bush-era tax cuts expire, which will likely lead to a concomitant slowdown in consumer spending. Unless employment rises strongly in the interim, the tax increases will diminish real disposable income in aggregate, so there is little doubt Congress will debate reversing or postponing the tax cut expiration. Given the markets waning appetite for government debt relative to non-government debt, this may provoke a negative reaction in the bond market We have witnessed just this past spring what markets can do to usually sacrosanct government debt if profligate governments indefinitely postpone fiscal sensibility, and hence, lose credibility with their investors. Interest rates on Treasury securities could be vulnerable to sharp, unanticipated increases notwithstanding the economic fundamentals.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. By staying invested in assets allocated based on your individual goals, you mitigated the effects of the severe correction seen during the prior fiscal year and successfully participated in the upside of strong rallies, such as that seen in the equity markets and non-Treasury fixed income sectors during the annual period ended May 31, 2010.

We also commend you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

6

PNC Money Market Funds

SUMMARY OF PORTFOLIO HOLDINGS

The tables below present portfolio holdings as of May 31, 2010 as a percentage of total investments each of the PNC Money Market Funds.

Government Money Market Fund		Pennsylvania Tax Exempt Money Market Fund
Repurchase Agreements	36.6%	Hospital/Nursing Homes Revenue Bonds	20.1%
Federal National Mortgage Association	18.7	Industrial Development Revenue Bonds	19.9
Federal Home Loan Mortgage Corporation	18.1	Education Revenue Bonds	18.0
Federal Home Loan Bank	17.8	Anticipation Notes	16.4
Federal Farm Credit Bank	4.9	General Obligation Bonds	13.4
Money Market Fund	1.5	Water/Sewer Revenue Bonds	8.6
U.S. Treasury Note	0.8	Transportation Revenue Bonds	3.2
Affiliated Money Market Fund	0.8	Affiliated Money Market Fund	0.4
U.S. Treasury Bill	0.8		100.0%
	100.0%

Money Market Fund
Commercial Paper	43.1%
General Obligations	13.3
Federal National Mortgage Association	6.4	Tax Exempt Money Market Fund
Federal Home Loan Bank	5.7	Education Revenue Bonds	28.5%
Federal Home Loan Mortgage Corporation	4.7	Hospital/Nursing Homes Revenue Bonds	22.8
Tax Exempt Commercial Paper	4.6	General Obligation Bonds	12.0
Corporate Bonds	4.2	Other Revenue Bonds	9.6
Education Revenue Bonds	3.6	Tax Exempt Commercial Paper	7.5
Certificates of Deposit	2.6	Anticipation Notes	6.4
Hospital/Nursing Homes Revenue Bonds	2.4	Industrial Development Revenue Bonds	5.9
Anticipation Notes	2.1	Transportation Revenue Bonds	2.2
Affiliated Money Market Fund	1.8	Public Facilities Revenue Bonds	1.9
Federal Farm Credit Bank	1.8	Water/Sewer Revenue Bonds	1.5
U.S. Treasury Obligation	1.3	Pollution Control Revenue Bonds	0.9
Funding Agreement	1.1	Utilities Revenue Bonds	0.6
Pollution Control Revenue Bonds	0.9	Affiliated Money Market Fund	0.2
Bank Note	0.4		100.0%
	100.0%

Ohio Municipal Money Market Fund
Hospital/Nursing Homes Revenue Bonds	32.1%
General Obligation Bonds	25.3
Education Revenue Bonds	18.4	Treasury Money Market Fund
Anticipation Notes	9.2	U.S. Treasury Bills	95.8%
Water/Sewer Revenue Bonds	5.1	Affiliated Money Market Fund	2.6
Tax Exempt Commercial Paper	3.3	Money Market Fund	1.6
Public Facilities Revenue Bonds	2.5		100.0%
Pollution Control Revenue Bonds	1.7
Other Revenue Bonds	1.1
Industrial Development Revenue Bonds	1.0
Affiliated Money Market Fund	0.3
	100.0%

		Treasury Money Market Fund

7

PNC Money Market Funds

EXPENSE TABLES

The expenses shown in

the Expense Tables are

meant to highlight your

ongoing costs only and do

not reflect any

transactional costs, such

as contingent deferred

sales charges which may

apply to redemptions of

Class C Shares of the

Money Market Fund and

which are described in

the Prospectus. If these

transactional costs were

included, your costs

would be higher.

The “Annualized

Expense Ratio” reflects

the actual expenses net of

fee waivers, where

applicable, for the period

(December 1, 2009 to

May 31, 2010) and may

be different from the

expense ratio in the

Financial Highlights

which is for the year ended

May 31, 2010.

* Expenses are equal to

each Class’ annualized

expense ratio multiplied

by the average account

value over the period,

multiplied by the

number of days (182) in

the most recent fiscal

half-year, then divided by

365.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2009 to May 31, 2010).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

—    Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

—    Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

		Beginning Account Value 12/01/09	Ending Account Value 05/31/10	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value 12/01/09	Ending Account Value 05/31/10	Annualized Expense Ratio	Expenses Paid During Period*

	Government Money Market Fund					Pennsylvania Tax Exempt Money Market Fund
	Actual					Actual
	Class I	$1,000.00	$1,000.29	0.14%	$0.70	Class I	$1,000.00	$1,000.34	0.27%	$1.35
	Class A	1,000.00	1,000.29	0.15	0.75	Class A	1,000.00	1,000.34	0.28	1.40
	Hypothetical**					Hypothetical**
	Class I	1,000.00	1,024.23	0.14	0.71	Class I	1,000.00	1,023.59	0.27	1.36
	Class A	1,000.00	1,024.18	0.15	0.76	Class A	1,000.00	1,023.54	0.28	1.41

	Money Market Fund
	Actual
	Class I	$1,000.00	$1,000.24	0.18%	$0.90	Tax Exempt Money Market Fund
	Class A	1,000.00	1,000.24	0.18	0.90	Actual
	Class C	1,000.00	1,000.27	0.18	0.90	Class I	$1,000.00	$1,000.20	0.19%	$0.95
	Hypothetical**					Class A	1,000.00	1,000.20	0.19	0.95
	Class I	1,000.00	1,024.03	0.18	0.91	Hypothetical**
	Class A	1,000.00	1,024.03	0.18	0.91	Class I	1,000.00	1,023.98	0.19	0.96
	Class C	1,000.00	1,024.03	0.18	0.91	Class A	1,000.00	1,023.98	0.19	0.96

	Ohio Municipal Money Market Fund
	Actual
	Class I	$1,000.00	$1,000.31	0.26%	$1.30	Treasury Money Market Fund
	Class A	1,000.00	1,000.31	0.26	1.30	Actual
	Class T	1,000.00	1,000.12	0.27	1.35	Class I	$1,000.00	$1,000.09	0.09%	$0.45
	Hypothetical**					Class A	1,000.00	1,000.09	0.09	0.45
	Class I	1,000.00	1,023.64	0.26	1.31	Hypothetical**
** Assumes annual	Class A	1,000.00	1,023.64	0.26	1.31	Class I	1,000.00	1,024.48	0.09	0.45
return of 5% before	Class T	1,000.00	1,023.59	0.27	1.36	Class A	1,000.00	1,024.48	0.09	0.45
expenses.

8

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
John R. Murphy 76	Co-Chairman of the Board and Trustee	Since February 2010	Vice-Chairman, National Geographic Society, March 1998 to present. Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).
Robert D. Neary 76	Co-Chairman of the Board Trustee	Since February 2010 Since February 1996	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.
Dorothy A. Berry 66	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.
Kelley J. Brennan 67	Chairman of the Audit Committee Trustee	Since August 2007 Since April 2006	Retired; Partner, Pricewater- houseCoopers LLP (an accounting firm),1981 - 2002.	11 registered investment companies consisting of 36 portfolios	None
Richard W. Furst 71	Trustee	Since June 1990	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.
Dale C. LaPorte 68	Chairman of the Legal Compliance Committee Trustee	Since May 2009 Since April 2005

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).

				11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation
L. White Matthews, III 64	Trustee	Since February 2010

Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009 to present;

				11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 67	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne Ferguson.

2Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. Any Trustee may be removed, with or without cause, by the Board of Trustees by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose. Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” consists of eleven registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended, that are not a part of the Fund Complex.

10

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer[3]	Other Directorships held by Board Member[4]

Officers
Kevin A. McCreadie[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 49	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A
Kathleen T. Barr[6] 1900 East Ninth St., 14th Floor Cleveland, OH 44114 55	Senior Vice President Chief Compliance Officer	Since February 2003 Since August 2002	KTBarr Consulting since June 2010; Managing Director, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), May 1996-June 2010; Senior Vice President, National City Bank, June 1999-September 2009.	N/A	N/A
Jennifer E. Spratley[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 41	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
John Kernan[5] 1900 East Ninth St., 14th Floor Cleveland, OH 44114 44	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A
Patrick Glazar[5] 103 Bellevue Parkway Wilmington, DE 19809 42	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A
Jennifer E. Vollmer[5] 1600 Market St., 28th Floor Philadelphia, PA 19103 38	Secretary	Since June 2010	Senior Counsel, The PNC Financial Services Group, Inc. since 2007; Secretary, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.), since 2001.	N/A	N/A
Savonne L. Ferguson[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 36	Assistant Secretary	Since June 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A
David C. Lebisky[5] 760 Moore Road King of Prussia, PA 19406 38	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A	N/A

[5]

Mmes. Ferguson, Spratley and Vollmer and Messrs. Kernan, Lebisky and McCreadie also serve as Officers of PNC Advantage Funds and PNC Alternative Investment Funds in their same capacities. Mr. Glazar also serves as an Officer of PNC Advantage Funds in his same capacity.

[6]

Ms. Barr also serves as Senior Vice President and Chief Compliance Officer of PNC Advantage Funds. She previously served as Chief Administrative Officer from February 2003 until June 2010, Chief Legal Officer from January 5, 2009 until May 14, 2009 and Assistant Treasurer of PNC Funds and PNC Advantage Funds from August 2002 until February 2003.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

11

PNC Money Market Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

PNC Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Government Money Market Fund, PNC Money Market Fund, PNC Ohio Municipal Money Market Fund, PNC Pennsylvania Tax Exempt Money Market Fund, PNC Tax Exempt Money Market Fund and PNC Treasury Money Market Fund, six of the thirty funds constituting the PNC Funds (formerly known as Allegiant Funds) (the “Trust”), as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods presented. The funds were formerly known as Allegiant Government Money Market Fund, Allegiant Money Market Fund, Allegiant Ohio Municipal Money Market Fund, Allegiant Pennsylvania Tax Exempt Money Market Fund, Allegiant Tax Exempt Money Market Fund and Allegiant Treasury Money Market Fund, respectively. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph as of May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 29, 2010

12

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Government Money Market Fund
	Class I					Class A
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$ 1.00	$1.00	$1.00	$1.00	$1.00	$ 1.00

Net Investment Income†	–*	0.01	0.04	0.05	0.04	–*	0.01	0.04	0.05	0.03
Realized and Unrealized Gain (Loss) on Investments	–	–*	–*	–*	–	–	–*	–*	–*	–

Total from Investment Operations	–	0.01	0.04	0.05	0.04	–	0.01	0.04	0.05	0.03

Payment from Affiliate†	–	–	–*(2)	–	–	–	–	–*(2)	–	–

Dividends from Net Investment Income	–*	(0.01)	(0.04)	(0.05)	(0.04)	–*	(0.01)	(0.04)	(0.05)	(0.03)

Distributions from Net Realized Capital Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	–	(0.01)	(0.04)	(0.05)	(0.04)	–	(0.01)	(0.04)	(0.05)	(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$ 1.00	$1.00	$1.00	$1.00	$1.00	$ 1.00

Total Return	0.07%	1.17%	3.97%	5.01%	3.69%	0.05%	0.98%	3.71%	4.75%	3.43%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,600,289	$820,668	$675,860	$464,208	$576,444	$255,430	$329,859	$406,570	$339,913	$391,159
Ratio of Expenses to Average Net Assets(1)	0.20%	0.40%	0.36%	0.37%	0.41%	0.22%	0.59%	0.61%	0.62%	0.66%
Ratio of Net Investment Income to Average Net Assets	0.06%	1.11%	3.73%	4.90%	3.61%	0.05%	0.97%	3.48%	4.65%	3.36%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.42%	0.41%	0.42%	0.49%	0.52%	0.66%	0.66%	0.67%	0.74%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.09)%	1.09%	3.68%	4.85%	3.53%	(0.25)%	0.90%	3.43%	4.60%	3.28%
* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1) See Note 9 in Notes to Financial Statements.

(2) See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

13

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Money Market Fund
	Class I					Class A
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$ 1.00	$1.00	$1.00	$1.00	$1.00	$ 1.00

Net Investment Income†	–*	0.01	0.04	0.05	0.04	–*	0.01	0.04	0.05	0.03
Realized and Unrealized Gain (Loss) on Investments	–*	–*	–*	–*	–	–*	–*	–*	–*	–

Total from Investment Operations	–	0.01	0.04	0.05	0.04	–	0.01	0.04	0.05	0.03

Payment from Affiliate†	–	–*(2)	–*(3)	–	–	–	–*(2)	–*(3)	–	–

Dividends from Net Investment Income	–*	–	–	–	–	–*	–	–	–	–
Distributions from Net Realized Capital Gains	–	(0.01)	(0.04)	(0.05)	(0.04)	–	(0.01)	(0.04)	(0.05)	(0.03)

Total Distributions	–	(0.01)	(0.04)	(0.05)	(0.04)	–	(0.01)	(0.04)	(0.05)	(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$ 1.00	$1.00	$1.00	$1.00	$1.00	$ 1.00

Total Return	0.07%	1.26%	4.23%	5.09%	3.75%	0.05%	1.08%	3.97%	4.82%	3.49%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,732,447	$1,949,721	$2,530,902	$2,400,557	$ 2,107,744	$526,326	$599,885	$885,276	$902,964	$ 749,629
Ratio of Expenses to Average Net Assets(1)	0.24%	0.40%	0.36%	0.37%	0.41%	0.25%	0.58%	0.61%	0.62%	0.66%
Ratio of Net Investment Income to Average Net Assets	0.07%	1.34%	4.11%	4.98%	3.65%	0.05%	1.20%	3.86%	4.73%	3.40%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.36%	0.42%	0.41%	0.42%	0.49%	0.51%	0.67%	0.66%	0.67%	0.74%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.05)%	1.32%	4.06%	4.93%	3.57%	(0.21)%	1.11%	3.81%	4.68%	3.32%

	Money Market Fund
	Class C
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$ 1.00

Net Investment Income†	–*	0.01	0.03	0.04	0.03
Realized and Unrealized Gain (Loss) on Investments	–*	–*	–*	–*	–

Total from Investment Operations	–	0.01	0.03	0.04	0.03

Payment from Affiliate†	–	–*(2)	–*(3)	–	–

Dividends from Net Investment Income	–*	–	–	–	–
Distributions from Net Realized Capital Gains	–	(0.01)	(0.03)	(0.04)	(0.03)

Total Distributions	–	(0.01)	(0.03)	(0.04)	(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$ 1.00

Total Return	0.06%	0.70%	3.22%	4.07%	2.76%
Ratios/Supplemental Data
Net Assets End of Period (000)	$173	$189	$108	$107	$ 107
Ratio of Expenses to Average Net Assets(1)	0.25%	0.93%	1.35%	1.35%	1.37%
Ratio of Net Investment Income to Average Net Assets	0.06%	0.72%	3.12%	4.00%	2.69%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.27%	1.39%	1.40%	1.40%	1.45%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.96)%	0.26%	3.07%	3.95%	2.61%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1)	See Note 9 in Notes to Financial Statements.
(2)

Capital infusions in April 2009 resulted in $0.001 effect to the net asset value per share of Class I, Class A and Class C for the year May 31, 2009 and had no effect on the total returns of the Fund. See Notes 11 in Notes to Financial Statements.

(3)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

14

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Ohio Municipal Money Market Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$ 1.00	$1.00	$1.00	$1.00		$1.00	$ 1.00

Net Investment Income†	–*	0.01	0.03		0.03	0.03	–*	0.01	0.03		0.03	0.02
Realized and Unrealized Gain (Loss) on Investments	–	–	–		–	–	–	–	–		–	–

Total from Investment Operations	–	0.01	0.03		0.03	0.03	–	0.01	0.03		0.03	0.02

Payment from Affiliate†	–	–	–*(	2)	–	–	–	–	–*(	2)	–	–

Dividends from Net Investment Income	–*	(0.01)	(0.03)		(0.03)	(0.03)	–*	(0.01)	(0.03)		(0.03)	(0.02)
Distributions from Net Realized Capital Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	–	(0.01)	(0.03)		(0.03)	(0.03)	–	(0.01)	(0.03)		(0.03)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$ 1.00	$1.00	$1.00	$1.00		$1.00	$ 1.00

Total Return	0.16%	1.23%	3.01%		3.40%	2.58%	0.10%	1.04%	2.75%		3.15%	2.32%

Ratios/Supplemental Data
Net Assets End of Period (000)	$283,284	$386,658	$361,184		$293,090	$315,415	$14,807	$73,265	$113,432		$90,158	$55,993
Ratio of Expenses to Average Net Assets(1)	0.26%	0.31%	0.27%		0.27%	0.31%	0.32%	0.50%	0.52%		0.52%	0.56%
Ratio of Net Investment Income to Average Net Assets	0.16%	1.21%	2.92%		3.35%	2.55%	0.11%	1.08%	2.67%		3.10%	2.30%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.36%	0.32%		0.32%	0.45%	0.53%	0.60%	0.57%		0.57%	0.70%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.11%	1.16%	2.87%		3.30%	2.41%	(0.10)%	0.98%	2.62%		3.05%	2.16%

	Ohio Municipal Money Market Fund
	Class T
	2010(3)
Net Asset Value, Beginning of Period	$ 1.00

Net Investment Income†	–*
Realized and Unrealized Gain (Loss) on Investments	–

Total from Investment Operations	–

Payment from Affiliate†	–

Dividends from Net Investment Income	–*
Distributions from Net Realized Capital Gains	–

Total Distributions	–

Net Asset Value, End of Period	$ 1.00

Total Return	0.01%

Ratios/Supplemental Data
Net Assets End of Period (000)	$ 148
Ratio of Expenses to Average Net Assets(1)	0.27%
Ratio of Net Investment Income to Average Net Assets	0.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.42%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.07)%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1)	See Note 9 in Notes to Financial Statements.
(2)	See Note 8 in Notes to Financial Statements.
(3)	Ohio Municipal Money Market Fund Class T commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

15

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Pennsylvania Tax Exempt Money Market Fund(3)
	Class I					Class A
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$ 1.00	$1.00	$1.00	$1.00	$1.00	$ 1.00

Net Investment Income†	–*	0.01	0.03	0.03	0.03	–*	0.01	0.03	0.03	0.02
Realized and Unrealized Gain (Loss) on Investments	–	–	–	–	–	–	–	–	–	–

Total from Investment Operations	–	0.01	0.03	0.03	0.03	–	0.01	0.03	0.03	0.02

Payment from Affiliate†	–	–	–*(2)	–	–	–	–	–*(2)	–	–

Dividends from Net Investment Income	–*	(0.01)	(0.03)	(0.03)	(0.03)	–*	(0.01)	(0.03)	(0.03)	(0.02)
Distributions from Net Realized Capital Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	–	(0.01)	(0.03)	(0.03)	(0.03)	$–	(0.01)	(0.03)	(0.03)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$ 1.00	$1.00	$1.00	$1.00	$1.00	$ 1.00

Total Return	0.07%	1.15%	2.93%	3.40%	2.58%	0.06%	0.96%	2.67%	3.14%	2.32%

Ratios/Supplemental Data
Net Assets End of Period (000)	$80,842	$141,289	$143,143	$102,098	$80,340	$12,697	$42,519	$73,920	$59,534	$42,149
Ratio of Expenses to Average Net Assets(1)	0.27%	0.32%	0.27%	0.28%	0.32%	0.29%	0.52%	0.52%	0.53%	0.57%
Ratio of Net Investment Income to Average Net Assets	0.07%	1.13%	2.80%	3.35%	2.55%	0.05%	1.11%	2.55%	3.10%	2.30%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.33%	0.37%	0.32%	0.33%	0.49%	0.54%	0.62%	0.57%	0.58%	0.74%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.01%	1.08%	2.75%	3.30%	2.38%	(0.20)%	1.01%	2.50%	3.05%	2.13%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1)	See Note 9 in Notes to Financial Statements.
(2)	See Note 8 in Notes to Financial Statements.
(3)

Commencement of operations of the T Class Shares for the Pennsylvania Tax Exempt Money Market Fund was October 1, 2009. At May 31, 2010, net assets amounted to $10, representing initial seed capital. There was no other shareholder activity in the Class during the reporting period; therefore, no information is presented.

See Notes to Financial Statements.

16

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Tax Exempt Money Market Fund(1)
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$ 1.00

Net Investment Income†	–*	0.01	0.03		0.03	0.03	–*	0.01	0.03		0.03	0.02
Realized and Unrealized Gain (Loss) on Investments	–*	–	–		–*	–	–*	–	–		–*	–

Total from Investment Operations	–	0.01	0.03		0.03	0.03	–	0.01	0.03		0.03	0.02

Payment from Affiliate†	–	–	–*(	3)	–	–	–	–	–*(	3)	–	–

Dividends from Net Investment Income	–*	(0.01)	(0.03)		(0.03)	(0.03)	–*	(0.01)	(0.03)		(0.03)	(0.02)
Distributions from Net Realized Capital Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	$–	$(0.01)	$(0.03)		$(0.03)	$ (0.03)	$–	$(0.01)	$(0.03)		$(0.03)	$ (0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$ 1.00	$1.00	$1.00	$1.00		$1.00	$ 1.00

Total Return	0.11%	1.20%	2.98%		3.40%	2.58%	0.09%	1.01%	2.72%		3.15%	2.33%

Ratios/Supplemental Data
Net Assets End of Period (000)	$657,732	$838,738	$784,504		$546,126	$381,918	$69,132	$189,949	$174,190		$201,946	$165,891
Ratio of Expenses to Average Net Assets(2)	0.23%	0.31%	0.26%		0.27%	0.31%	0.26%	0.50%	0.51%		0.52%	0.56%
Ratio of Net Investment Income to Average Net Assets	0.11%	1.17%	2.89%		3.36%	2.55%	0.09%	0.97%	2.64%		3.11%	2.30%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.36%	0.31%		0.32%	0.45%	0.51%	0.60%	0.56%		0.57%	0.70%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.03%	1.12%	2.84%		3.31%	2.41%	(0.16)%	0.87%	2.59%		3.06%	2.16%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1)

Commencement of operations of the T Class Shares for the Tax Exempt Money Market Fund was October 1, 2009. At May 31, 2010, net assets amounted to $10, representing initial seed capital. There was no other shareholder activity in the Class during the reporting period; therefore, no information is presented.

(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

17

PNC Money Market Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

	Treasury Money Market Fund
	Class I						Class A
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$ 1.00	$1.00	$1.00	$1.00		$1.00	$ 1.00

Net Investment Income†	–*	0.01	0.03		0.05	0.03	–*	–	0.02		0.04	0.03
Realized and Unrealized Gain (Loss) on Investments	–*	–*	–*		–*	–	–*	–*	0.01		–*	–

Total from Investment Operations	–	0.01	0.03		0.05	0.03	–	–	0.03		0.04	0.03

Payment from Affiliate†	–	–	–*(	1)	–	–	–	–	–*(	1)	–	–

Dividends from Net Investment Income	–*	(0.01)	(0.03)		(0.05)	(0.03)	–*	–	(0.03)		(0.04)	(0.03)
Distributions from Net Realized Capital Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	–	(0.01)	(0.03)		(0.05)	(0.03)	–	–	(0.03)		(0.04)	(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$ 1.00	$1.00	$1.00	$1.00		$1.00	$ 1.00

Total Return	0.02%	0.53%	3.05%		4.69%	3.36%	0.02%	0.40%	2.79%		4.43%	3.10%

Ratios/Supplemental Data
Net Assets End of Period (000)	$286,756	$323,676	$419,907		$171,646	$ 164,992	$94,755	$191,117	$81,033		$7,896	$ 12,814
Ratio of Expenses to Average Net Assets(1)	0.12%	0.34%	0.37%		0.39%	0.43%	0.13%	0.46%	0.62%		0.64%	0.68%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.49%	2.69%		4.59%	3.24%	0.01%	0.29%	2.44%		4.34%	2.99%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.38%	0.42%		0.44%	0.48%	0.52%	0.63%	0.67%		0.69%	0.73%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.22)%	0.45%	2.64%		4.54%	3.19%	(0.38)%	0.12%	2.39%		4.29%	2.94%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

18

PNC Government Money Market Fund SCHEDULE OF INVESTMENTS May 31, 2010

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 59.9%
Federal Farm Credit Bank — 4.9%
Federal Farm Credit Bank (DN)
0.180%, 07/13/10 (A)	$11,950	$11,948
0.200%, 09/01/10 (A)	10,000	9,995
Federal Farm Credit Bank (FRN)
0.124%, 06/25/10	6,500	6,500
0.647%, 12/09/10	5,000	5,011
0.200%, 12/17/10	10,000	9,999
0.701%, 01/04/11	1,300	1,303
0.580%, 01/20/11	7,000	7,013
0.308%, 02/14/11	3,500	3,499
0.428%, 05/18/11	3,250	3,252
0.347%, 06/08/11	10,480	10,486
0.391%, 06/22/11	2,000	2,000
0.232%, 08/23/11	10,000	9,999
0.377%, 09/15/11	10,000	10,005
		91,010

Federal Home Loan Bank — 17.9%
Federal Home Loan Bank (DN)
0.182%, 06/11/10 (A)	20,000	19,999
0.200%, 06/16/10 (A)	5,000	5,000
0.175%, 06/23/10 (A)	15,000	14,998
0.150%, 06/25/10 (A)	15,000	14,998
0.120%, 06/30/10 (A)	5,000	5,000
0.190%, 07/21/10 (A)	15,000	14,996
0.180%, 07/23/10 (A)	10,000	9,997
0.170%, 07/26/10 (A)	20,000	19,995
0.200%, 07/30/10 (A)	15,000	14,995
0.200%, 08/18/10 (A)	15,000	14,993
0.200%, 08/27/10 (A)	15,000	14,993
Federal Home Loan Bank (FRN)
0.088%, 06/29/10	15,000	15,000
0.198%, 07/13/10	15,000	15,000
0.251%, 07/27/10	770	770
0.310%, 11/19/10	10,000	9,995
0.275%, 11/26/10	20,000	19,999
0.220%, 12/03/10	17,000	16,995
0.230%, 05/26/11	10,000	10,000
0.250%, 06/07/11	10,000	10,000
Federal Home Loan Bank (MTN)
3.000%, 06/11/10	10,000	10,008
0.600%, 06/21/10	20,000	20,004
0.520%, 06/25/10	3,000	3,000
1.060%, 07/13/10	5,750	5,756
3.500%, 07/16/10	10,000	10,040
0.550%, 07/29/10	3,000	3,000
0.750%, 09/30/10	2,250	2,252
0.430%, 10/05/10	11,500	11,507
0.375%, 10/08/10	2,500	2,501
3.375%, 10/20/10	3,500	3,540
0.500%, 10/25/10	10,000	10,002
0.400%, 12/27/10	2,500	2,500

		331,833

Federal Home Loan Mortgage Corporation — 18.2%
Federal Home Loan Mortgage Corporation (DN)
0.150%, 06/08/10 (A)	30,000	29,999
0.160%, 06/14/10 (A)	3,070	3,070
0.160%, 06/17/10 (A)	2,220	2,220
0.170%, 06/21/10 (A)	18,900	18,898
0.160%, 06/22/10 (A)	3,600	3,600

	Par (000)	Value (000)

0.170%, 06/28/10 (A)	$10,000	$9,999
0.180%, 07/12/10 (A)	15,000	14,997
0.190%, 07/14/10 (A)	5,000	4,999
0.180%, 08/02/10 (A)	10,000	9,997
0.220%, 08/06/10 (A)	10,000	9,996
0.210%, 08/09/10 (A)	10,000	9,996
0.240%, 08/26/10 (A)	30,000	29,983
0.220%, 09/08/10 (A)	10,000	9,994
0.230%, 09/27/10 (A)	10,000	9,992
0.275%, 10/25/10 (A)	23,000	22,974
0.290%, 11/22/10 (A)	15,000	14,979
Federal Home Loan Mortgage Corporation (FRN)
0.194%, 07/12/10	20,000	20,004
0.464%, 08/24/10	15,000	15,001
0.516%, 09/03/10	5,000	5,000
0.284%, 01/14/11	10,000	10,010
0.408%, 02/14/11	1,305	1,306
Federal Home Loan Mortgage Corporation (FRN) (MTN)
0.094%, 08/10/10	10,000	9,998
0.388%, 01/28/11	26,195	26,212
0.324%, 03/09/11	10,000	10,011
0.315%, 09/26/11	10,000	9,993
Federal Home Loan Mortgage Corporation (MTN)
2.875%, 06/28/10	2,500	2,505
5.125%, 08/23/10	5,330	5,389
6.875%, 09/15/10	6,318	6,438
3.125%, 10/25/10	10,000	10,111

		337,671

Federal National Mortgage Association — 18.9%
Federal National Mortgage Association (DN)
0.300%, 06/01/10 (A)	5,000	5,000
0.190%, 06/02/10 (A)	5,300	5,300
0.170%, 06/02/10 (A)	4,000	4,000
0.160%, 06/03/10 (A)	30,000	30,000
0.140%, 06/03/10 (A)	10,600	10,600
0.160%, 06/21/10 (A)	8,000	7,999
0.170%, 06/23/10 (A)	15,000	14,998
0.160%, 07/06/10 (A)	15,000	14,998
0.200%, 08/02/10 (A)	20,000	19,993
0.200%, 08/04/10 (A)	15,000	14,994
0.200%, 08/11/10 (A)	15,000	14,994
0.250%, 08/16/10 (A)	20,000	19,989
0.200%, 08/18/10 (A)	10,000	9,996
0.230%, 08/23/10 (A)	4,000	3,998
0.240%, 08/25/10 (A)	7,000	6,996
0.220%, 08/25/10 (A)	15,000	14,992
0.280%, 09/08/10 (A)	8,000	7,994
0.220%, 09/20/10 (A)	40,000	39,973
0.290%, 09/22/10 (A)	10,000	9,991
0.250%, 09/22/10 (A)	10,000	9,992
0.275%, 10/25/10 (A)	20,000	19,978
0.300%, 11/08/10 (A)	5,000	4,993
Federal National Mortgage Association (FRN)
0.188%, 07/13/10	5,000	5,000
0.297%, 08/05/10	2,500	2,500
Federal National Mortgage Association (MTN)
4.625%, 06/01/10	6,000	6,000
1.500%, 07/06/10	3,000	3,004
3.000%, 07/12/10	10,000	10,031
2.875%, 10/12/10	25,050	25,281

See Notes to Financial Statements

19

PNC Government Money Market Fund SCHEDULE OF INVESTMENTS May 31, 2010

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
Federal National Mortgage Association — continued
1.750%, 03/23/11	$ 6,456	$6,523

		350,107

Total U.S. Government Agency Obligations
(Cost $1,110,621)		1,110,621

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bill — 0.8%
0.447%, 12/16/10 (A)	15,000	14,963
U.S. Treasury Note — 0.8%
2.000%, 09/30/10	15,000	15,090

Total U.S. Treasury Obligations
(Cost $30,053)		30,053

	Number of Shares
MONEY MARKET FUND — 1.5%
AIM Government & Agency Portfolio	28,579,773	28,580

Total Money Market Fund
(Cost $28,580)		28,580
AFFILIATED MONEY MARKET FUND — 0.8%
PNC Advantage Institutional Government Money
Market Fund†	15,002,006	15,002

Total Affiliated Money Market Fund
(Cost $15,002)		15,002

	Par (000)
REPURCHASE AGREEMENTS — 36.8%
Bank of America Securities LLC

0.190% (dated 05/28/10, due 06/01/10, repurchase price $100,002,556, collateralized by Federal National Mortgage Association Bond, 4.500%, due 02/01/39, total market value $102,000,000)	$100,000	100,000

Barclays Capital

0.180% (dated 05/28/10, due 06/01/10, repurchase price $65,001,300, collateralized by Federal Home Loan Mortgage Corporation Bond and Federal National Mortgage Association Bond, 4.500% to 5.000%, due 05/01/21 to 09/01/39, total market value $66,300,001)	65,000	65,000

Deutsche Bank Securities

0.200% (dated 05/28/10, due 06/01/10, repurchase price $95,002,111, collateralized by Federal National Mortgage Association Bonds, 4.000% to 7.000%, due 08/01/36 to 02/01/40, total market value $96,900,000)	95,000	95,000

	Par (000)	Value (000)
Goldman Sachs

0.200% (dated 05/28/10, due 06/01/10, repurchase price $80,001,778, collateralized by Federal National Mortgage Association Bond and Federal Home Loan Mortgage Corporation Bond, 4.000% to 8.000%, due 06/01/21 to 04/01/40, total market value $81,600,000)	$80,000	$80,000

Goldman Sachs (TLGP) (FDIC)

0.210% (dated 05/28/10, due 06/01/10, repurchase price $81,001,890, collateralized by American Express Bank (FDIC), Bank of America (FDIC) and Morgan Stanley (FDIC), 2.250% to 3.150%, due 12/09/11 to 06/22/12, total market value $82,620,001)	81,000	81,000

Greenwich Capital

0.210% (dated 05/28/10, due 06/01/10, repurchase price $96,002,240, collateralized by U.S. Treasury Note, 2.125%, due 11/30/14, total market value $97,920,935)	96,000	96,000

JPMorgan Securities

0.200% (dated 05/28/10, due 06/01/10, repurchase price $80,001,778, collateralized by Government National Mortgage Association Bonds, 4.500%, due 05/15/40 to 05/20/40, total market value $81,603,321)	80,000	80,000

UBS Securities

0.180% (dated 05/28/10, due 06/01/10, repurchase price $86,001,720, collateralized by Federal National Mortgage Association Bonds, 4.000% to 6.000%, due 04/01/23 to 02/01/40, total market value $87,723,219)	86,000	86,000

Total Repurchase Agreements
(Cost $683,000)		683,000
TOTAL INVESTMENTS — 100.6%
(Cost $1,867,256)*		1,867,256
Other Assets & Liabilities – (0.6)%		(11,537)
TOTAL NET ASSETS — 100.0%		$1,855,719

* Also cost for Federal income tax purposes.

† See Note 3 in Notes to Financial Statements.

(A) Zero Coupon Bond — the rate shown is the effective yield at purchase date.

Please see Investment Abbreviations and Definitions on Page 37.

See Notes to Financial Statements

20

Valuation Hierarchy:

A summary of inputs used to value the fund’s net assets as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$ 15,002	$ –	$–	$ 15,002
Money Market Fund	28,580	–	–	28,580
Repurchase Agreements	–	683,000	–	683,000
U.S. Government Agency Obligations	–	1,110,621	–	1,110,621
U.S. Treasury Obligations	–	30,053	–	30,053

Total Assets – Investments in Securities	$43,582	$1,823,674	$–	$1,867,256

See Notes to Financial Statements

21

PNC Money Market Fund SCHEDULE OF INVESTMENTS May 31, 2010

	Par (000)	Value (000)
BANK NOTE — 0.4%
Bank Note — 0.4%
Chase Bank USA NA
0.250%, 06/11/10	$10,000	$10,000
Total Bank Note
(Cost $10,000)		10,000

CERTIFICATES OF DEPOSIT — 2.7%
Yankee — 2.7%
Bank of Nova Scotia TX
0.290%, 07/29/10	12,000	12,000
Canadian Imperial Bank of Commerce NY
0.260%, 07/21/10	13,000	13,000
Rabobank Nederland NV NY
0.270%, 07/09/10	25,000	25,000
Svenska Handelsbanken NY
0.265%, 07/22/10	10,000	10,000

		60,000
Total Certificates of Deposit
(Cost $60,000)		60,000

COMMERCIAL PAPER† — 43.7%
Banks — 22.5%
Abbey National North America LLC
0.340%, 10/01/10	10,000	9,988
Australia & New Zealand Banking Group
0.630%, 10/20/10	10,000	9,975
Bank of Montreal
0.200%, 06/14/10	15,000	14,999
0.270%, 06/18/10	13,000	12,998
0.270%, 07/26/10	15,000	14,994
Bank of Nova Scotia
0.290%, 07/16/10	17,000	16,994
Barclays US Funding
0.160%, 06/04/10	15,000	15,000
0.230%, 06/18/10	20,000	19,998
CBA Delaware Finance
0.280%, 06/10/10	6,000	6,000
0.250%, 06/23/10	5,000	4,999
Deutsche Bank Financial LLC
0.270%, 06/01/10	10,000	10,000
0.260%, 07/14/10	10,000	9,997
0.390%, 10/01/10	20,000	19,973
European Investment Bank
0.270%, 06/02/10	20,000	20,000
Goldman Sachs Group
0.300%, 06/14/10	10,000	9,999
HSBC USA
0.230%, 06/04/10	18,000	18,000
0.190%, 06/15/10	10,000	9,999
0.320%, 07/19/10	20,000	19,991
JPMorgan Chase
0.160%, 06/01/10	15,000	15,000
0.250%, 07/19/10	22,000	21,993
National Australia Funding Delaware
0.305%, 07/19/10	15,000	14,994
Nordea North America
0.240%, 06/01/10	15,000	15,000
0.250%, 06/14/10	24,000	23,998
Rabobank USA Financial
0.240%, 07/01/10	5,219	5,218

	Par (000)	Value (000)

Royal Bank of Canada
0.200%, 06/15/10	$10,000	$9,999
0.230%, 06/21/10	22,000	21,997
0.250%, 06/21/10	10,000	9,999
Societe Generale North America
0.250%, 06/01/10	25,000	25,000
Svenska Handelsbanken
0.190%, 06/03/10	17,090	17,090
0.210%, 06/10/10	11,000	10,999
Toronto-Dominion Holdings USA
0.250%, 06/10/10	8,000	7,999
UBS Finance Delaware LLC
0.250%, 06/01/10	15,000	15,000
0.250%, 06/02/10	20,000	20,000
Westpac Banking
0.250%, 07/06/10	30,000	29,993

		508,183

Consumer Staples — 2.7%
Coca-Cola
0.250%, 07/19/10	15,000	14,995
Nestle Capital
0.170%, 07/12/10	10,000	9,998
0.250%, 07/19/10	9,000	8,997
0.310%, 08/03/10	17,000	16,991
0.320%, 08/12/10	10,000	9,993

		60,974

Financial Services — 14.5%
Alpine Securitization
0.310%, 06/07/10	7,000	7,000
0.320%, 06/08/10	33,000	32,998
American Honda Finance
0.240%, 06/22/10	11,500	11,498
0.250%, 06/22/10	2,500	2,500
Edison Asset Securitization LLC
0.330%, 06/21/10	24,000	23,995
Fairway Finance LLC
0.320%, 06/23/10	5,000	4,999
0.380%, 07/07/10	15,000	14,994
FCAR Owner Trust
0.250%, 06/04/10	12,000	12,000
0.350%, 06/16/10	17,400	17,397
0.300%, 06/17/10	10,000	9,999
General Electric Capital Services
0.300%, 07/26/10	15,000	14,993
Liberty Street Funding LLC
0.250%, 06/11/10	20,000	19,999
PACCAR Financial
0.410%, 08/13/10	22,000	21,982
Sheffield Receivables
0.250%, 06/08/10	8,000	8,000
Starbird Funding
0.230%, 06/01/10	15,000	15,000
Straight-A Funding LLC
0.210%, 06/08/10	16,000	15,999
0.250%, 07/01/10	16,500	16,496
0.350%, 07/13/10	10,000	9,996
Variable Funding Capital LLC
0.260%, 07/02/10	25,000	24,994

See Notes to Financial Statements

22

	Par (000)	Value (000)
COMMERCIAL PAPER† — continued
Financial Services — continued
Wal-Mart Funding 0.320%, 06/10/10	$42,000	$41,997

		326,836

Healthcare — 0.3%
Abbott Laboratories 0.230%, 06/29/10	6,700	6,699

Insurance — 0.7%
New York Life Capital
0.220%, 06/14/10	10,000	9,999
0.280%, 07/13/10	5,000	4,999

		14,998

Sovereign Agency — 0.6%
Svensk Exportkredit AB
0.330%, 09/22/10	13,350	13,336

Technology — 1.3%
Microsoft
0.170%, 07/15/10	30,500	30,494

Transportation — 1.1%
NetJets
0.230%, 06/16/10	20,000	19,998
0.250%, 07/01/10	5,335	5,334

		25,332
Total Commercial Paper
(Cost $986,852)		986,852

CORPORATE BONDS — 4.2%
Banks — 3.6%
Bank of Nova Scotia (FRN)
0.354%, 10/01/10	10,000	10,000
Goldman Sachs Group (FRN)
0.588%, 06/28/10	10,000	10,002
Goldman Sachs Group (FRN) (MTN)
0.388%, 06/28/10	10,000	10,001
Goldman Sachs Group (TLGP) (FRN)
1.036%, 12/03/10	3,500	3,508
Royal Bank of Canada (FRN) (MTN)
0.538%, 09/28/10	2,750	2,753
Toronto Dominion Bank (FRN)
0.298%, 07/13/10	9,000	9,000
US Bancorp (MTN) (FRN)
0.652%, 06/04/10	4,239	4,239
Wachovia (FRN)
0.402%, 06/01/10	16,001	16,001
Wachovia Bank NA (FRN)
0.606%, 12/02/10	10,000	10,004
Westpac Banking (FRN)
0.312%, 10/06/10	5,000	5,000

		80,508

Financials — 0.2%
Citigroup Funding (TLGP) (MTN) (FRN)
0.438%, 07/30/10	3,500	3,500
General Electric Capital (TLGP) (FRN)
0.345%, 07/08/10	2,000	2,000

		5,500

	Par (000)	Value (000)

Insurance — 0.4%
Metropolitan Life Global Funding I (FRN)
0.858%, 09/17/10 (A)	$10,000	$10,016

Total Corporate Bonds
(Cost $96,024)		96,024

FUNDING AGREEMENT — 1.1%
New York Life Funding Agreement (FRN)
0.791%, 06/03/10 (B)	25,000	25,000

Total Funding Agreement
(Cost $25,000)		25,000

MUNICIPAL SECURITIES — 14.6%
Connecticut — 0.5%
Connecticut State Health & Educational Facilities Authority (TECP) Series S-1 (VRDO) 0.310%, 07/02/10	4,335	4,335
Connecticut State Health & Educational Facilities Authority, Yale University (RB) Series V-2 (VRDN) 0.160%, 07/01/36	7,630	7,630

		11,965

Massachusettes — 1.9%
Massachusetts Health & Educational Facilities Authority (TECP) 0.240%, 07/06/10	10,000	10,000
Massachusetts Health & Educational Facilities Authority (TECP) Harvard University Series EE 0.250%, 06/01/10	15,000	15,000
Massachusetts Health & Educational Facilities Authority, Harvard University (RB) Series Y (VRDN) 0.130%, 07/01/35	9,030	9,030
Massachusetts State Health & Educational Facilities Authority, Harvard University (RB) Series L (VRDN) 0.220%, 01/01/24	8,800	8,800

		42,830

Michigan — 3.2%
Board of Trustees of Michigan State University
(TECP) Series 08-A
0.250%, 06/02/10	16,000	16,000
0.250%, 06/03/10	16,000	16,000
University of Michigan (TECP)
0.250%, 07/06/10	20,000	20,000
University of Michigan (TECP) Series B
0.180%, 06/02/10	20,000	20,000

		72,000

North Carolina — 0.9%
University of North Carolina at Chapel Hill (RB) Series C (VRDN) 0.250%, 12/01/25	19,985	19,985

Ohio — 2.2%
Columbus Sewer (GO) Series 2006-1 (VRDN)
0.250%, 12/01/26	12,000	12,000

See Notes to Financial Statements

23

PNC Money Market Fund SCHEDULE OF INVESTMENTS May 31, 2010

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State (GO) Series A (VRDN)
0.250%, 03/15/25	$4,745	4,745
Ohio State (GO) Series B (VRDN)
0.250%, 03/15/25	5,690	5,690
Ohio State University (RB) Series B (VRDN)
0.250%, 12/01/28	19,380	19,380
0.250%, 06/01/35	8,000	8,000

		49,815

Rhode Island — 1.6%
Rhode Island Health and Educational Building, Brown University (RB) Series B (VRDN)
0.250%, 09/01/32	20,000	20,000
0.250%, 09/01/43	15,000	15,000

		35,000

Texas — 2.9%
Red River Education Finance, Texas Christian University Project (RB) (VRDN)
0.250%, 03/01/30	9,600	9,600
0.250%, 03/15/35	16,000	16,000
University of Texas (TECP) Series A
0.250%, 06/04/10	25,000	25,000
University of Texas, Financing System (RB) Series B (VRDN)
0.190%, 08/01/39	15,000	15,000

		65,600

Virginia — 0.5%
University of Virginia (TECP) Series 03-A
0.180%, 06/08/10	12,000	12,000

Wyoming — 0.9%
Uinta County, Chevron USA Project (RB) (VRDN)
0.170%, 08/15/20	20,000	20,000

Total Municipal Securities
(Cost $329,195)		329,195

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.8%
Federal Farm Credit Bank — 1.8%
Federal Farm Credit Bank (FRN)
0.580%, 01/20/11	8,000	8,015
0.308%, 02/14/11	18,500	18,505
0.428%, 05/18/11	4,000	4,003
0.262%, 08/23/11	10,000	9,999

		40,522

Federal Home Loan Bank — 5.8%
Federal Home Loan Bank (FRN)
0.198%, 07/13/10	8,000	8,000
0.310%, 11/19/10	6,000	5,997
Federal Home Loan Bank (MTN)
3.000%, 06/11/10	10,000	10,008
0.520%, 06/25/10	6,500	6,500
0.550%, 07/28/10	10,050	10,055
4.516%, 08/10/10	23,600	23,791
3.375%, 08/13/10	12,250	12,326
0.750%, 09/30/10	4,000	4,004
0.440%, 10/07/10	25,000	25,000

	Par (000)	Value (000)

0.500%, 10/25/10	$23,000	23,004
0.400%, 12/27/10	2,600	2,600

		131,285

Federal Home Loan Mortgage Corporation — 4.7%
Federal Home Loan Mortgage Corporation
4.750%, 12/08/10	20,000	20,460
Federal Home Loan Mortgage Corporation (DN)
0.240%, 08/26/10 (C)	10,000	9,994
0.280%, 09/20/10 (C)	15,000	14,987
0.275%, 10/25/10 (C)	12,000	11,987
0.290%, 11/22/10 (C)	20,000	19,972
Federal Home Loan Mortgage Corporation (FRN)
0.194%, 07/12/10	6,000	6,000
0.464%, 08/24/10	7,000	7,000
Federal Home Loan Mortgage Corporation (MTN)
3.125%, 10/25/10	10,000	10,113
Federal Home Loan Mortgage Corporation (MTN) (FRN)
0.269%, 12/30/10	6,000	6,000

		106,513

Federal National Mortgage Association — 6.5%
Federal National Mortgage Association (DN)
0.220%, 06/01/10 (C)	13,000	13,000
0.240%, 08/25/10 (C)	11,500	11,493
0.220%, 08/25/10 (C)	10,000	9,995
0.280%, 09/15/10 (C)	15,000	14,988
0.290%, 09/22/10 (C)	10,000	9,991
0.300%, 11/08/10 (C)	5,000	4,993
0.450%, 04/01/11 (C)	48,000	47,818
Federal National Mortgage Association (FRN)
0.710%, 10/22/10	8,000	8,000
Federal National Mortgage Association (MTN)
4.625%, 06/01/10	8,000	8,000
2.875%, 10/12/10	17,000	17,149

		145,427

Total U.S. Government Agency Obligations
(Cost $423,747)		423,747

U.S. TREASURY OBLIGATIONS — 1.3%
U.S. Treasury Bill — 0.6%
0.116%, 06/17/10 (C)	15,000	14,999
U.S. Treasury Note — 0.7%
2.000%, 09/30/10	15,000	15,090

Total U.S. Treasury Obligations
(Cost $30,089)		30,089

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.8%
PNC Advantage Institutional Money Market
Fund, Class I††	41,414,754	41,415

Total Affiliated Money Market Fund
(Cost $41,415)		41,415

See Notes to Financial Statements

24

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — 12.7%

Banc of America Securities

0.190% (dated 05/28/10, due 06/01/10, repurchase price $39,000,823, collateralized by
Federal National Mortgage Association Bond,
5.000%, due 07/01/35, total market value
$39,638,728)	$39,000	$39,000

Barclays Capital

0.180% (dated 05/28/10, due 06/01/10, repurchase price $26,000,520, collateralized by
Federal National Mortgage Association Bonds,
5.000% to 6.500%, due 08/01/37 to 09/01/37,
total market value $26,520,000)	26,000	26,000

Deutsche Bank Securities

0.200% (dated 05/28/10, due 06/01/10, repurchase price $46,001,022, collateralized by
Federal National Mortgage Association Bonds,
4.000% to 7.000%, due 01/01/36 to 04/01/40,
total market value $46,920,000)	46,000	46,000

Goldman Sachs

0.200% (dated 05/28/10, due 06/01/10, repurchase price $39,000,867, collateralized by
Federal Home Loan Mortgage Corporation
Bond, 5.500%, due 03/01/40, total market
value $39,780,000)	39,000	39,000

Goldman Sachs (TLGP) (FDIC)

0.210% (dated 05/28/10, due 06/01/10, repurchase price $32,000,747, collateralized by
General Electric Capital (FDIC), 2.625%, due
12/28/12, total market value $32,640,001)	32,000	32,000

Greenwich Capital

0.210% (dated 05/28/10, due 06/01/10, repurchase price $40,000,933, collateralized by
U.S. Treasury Note, 2.125%, due 11/30/14, total market value $40,801,235)	40,000	40,000

JPMorgan Chase

0.200% (dated 05/28/10, due 06/01/10, repurchase price $39,000,867, collateralized by
Government National Mortgage Association
Bond, 4.500%, due 05/15/40, total market value $39,785,096)	39,000	39,000

UBS Securities LLC

0.180% (dated 05/28/10, due 06/01/10, repurchase price $26,000,520, collateralized by
Federal National Mortgage Association Bonds,
5.000% to 6.500%, due 08/01/37 to 05/01/38, total market value $26,520,529)	26,000	26,000

Total Repurchase Agreements
(Cost $287,000)		287,000

Value (000)

TOTAL INVESTMENTS — 101.3%
(Cost $2,289,322)*	$2,289,322

Other Assets & Liabilities – (1.3)%	(30,376)

TOTAL NET ASSETS — 100.0%	$2,258,946

*	Also cost for Federal income tax purposes.

† The rate shown is the effective yield at purchase date.

†† See Note 3 in Notes to Financial Statements.

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $10,016 and represents 0.44% of net assets as of May 31, 2010.
(B)	Illiquid Security. Total market value of illiquid securities is (000) $25,000 and represents 1.1% of net assets as of May 31, 2010.
(C)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

  Please see Investment Abbreviations and Definitions on Page 37.

See Notes to Financial Statements

25

PNC Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$41,415	$ –	$–	$ 41,415

Bank Note	–	10,000	–	10,000

Certificates of Deposit	–	60,000	–	60,000

Commerical Paper	–	986,852	–	986,852

Corporate Bonds	–	96,024	–	96,024

Funding Agreements	–	25,000	–	25,000

Municipal Securities	–	329,195	–	329,195

Repurchase Agreements	–	287,000	–	287,000

U.S. Government Agency Obligations	–	423,747	–	423,747

U.S. Treasury Obligations	–	30,089	–	30,089

Total Assets – Investments in Securities	$41,415	$2,247,907	$–	$2,289,322

See Notes to Financial Statements

26

PNC Ohio Municipal Money Market Fund SCHEDULE OF INVESTMENTS May 31, 2010

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 100.5%
Ohio — 100.5%
Allen County, Catholic Healthcare Partners (RB)
Series A
(LOC - Bank of America) (VRDN)
0.260%, 10/01/31	$11,000	$11,000
Allen County, Catholic Healthcare Partners (RB)
Series B
(LOC - JPMorgan Chase) (VRDN)
0.280%, 10/01/31	9,000	9,000
Allen County, Catholic Healthcare Partners (RB)
Series C
(LOC - Bank of Nova Scotia) (VRDN)
0.270%, 06/01/34	14,000	14,000
Allen County, Catholic Healthcare Partners (RB)
Series C
(LOC - Wachovia Bank) (VRDN)
0.280%, 10/01/31	5,000	5,000
Allen County, Catholic Healthcare Partners (RB)
Series E
(LOC - Wachovia Bank) (VRDN)
0.260%, 10/01/31##	13,000	13,000
Avon Lake School District (BAN) (GO)
1.250%, 08/11/10	6,000	6,010
Canal Winchester Village (BAN) (GO)
1.625%, 05/12/11	2,000	2,012
Cleveland Airport System (RB) Series D
(LOC - U.S. Bank) (VRDN)
0.280%, 01/01/24	3,600	3,600
Cleveland Water (RB) Series R
(LOC - BNP Paribas) (VRDN)
0.240%, 01/01/33	13,000	13,000
Cleveland-Cuyahoga County Port Authority,
Cleveland Museum of Art Project (RB)
Series D (VRDN)
0.280%, 10/01/40	7,900	7,900
Columbus City School District (BAN)
Series C (GO)
1.500%, 12/02/10	7,000	7,037
Columbus Sewer (GO) Series 2006-1 (VRDN)
0.250%, 12/01/26	12,000	12,000
Columbus, Prerefunded 06/15/10 @ 101
(GO) Series 2
5.750%, 06/15/10	3,880	3,927
Cuyahoga Falls (GO)
1.000%, 12/09/10	4,350	4,363
Dublin City School District (BAN) (GO)
1.000%, 10/14/10	6,750	6,760
Fairborn (BAN) (RN) (LOC- U.S. Bank)
2.500%, 09/10/10	1,600	1,604
Fairfield (BAN) (GO)
1.500%, 08/27/10	1,900	1,902
Fairfield Township (BAN) (GO) (DD)
1.625%, 06/08/11	3,000	3,026
Franklin County Hospital, Ohio Health Facility
(RB) Series A (VRDN)
0.290%, 11/15/41	11,000	11,000
Franklin County, Holy Cross Health Systems
(RB) (VRDN)
0.240%, 06/01/16	11,000	11,000

	Par (000)	Value (000)

Franklin County, Nationwide Children’s Hospital
Project (RB) Series B (VRDN)
0.250%, 11/01/40	$12,000	$12,000
Kent (BAN) (GO)
1.500%, 10/14/10	1,000	1,002
Lake County (BAN) (GO)
1.500%, 07/08/10	1,900	1,901
1.000%, 10/06/10	1,000	1,002
Logan County (BAN) (GO)
1.500%, 11/10/10	3,400	3,407
Lucas County (BAN) (GO)
1.000%, 07/22/10	5,000	5,004
Lucas County, ProMedica Healthcare
Obligated Group (RB) Series A (LOC - UBS
AG) (VRDN)
0.230%, 11/15/34	4,000	4,000
Mason (BAN) (GO)
1.500%, 07/28/10	1,150	1,151
Mason City School District (BAN) (GO)
1.500%, 02/03/11	2,775	2,795
Mason Golf Course Acquisition (BAN) (GO)
1.250%, 03/10/11	1,620	1,630
Montgomery County, Catholic Health Initiatives
Project (RB) Series B-1 (VRDN)
0.190%, 03/01/27	12,100	12,100
Ohio State (GO) Series A (VRDN)
0.190%, 02/01/23	3,100	3,100
Ohio State (GO) Series B (VRDN)
0.250%, 08/01/21	3,000	3,000
0.260%, 06/15/26	3,675	3,675
Ohio State (GO) Series C (VRDN)
0.260%, 06/15/26	2,165	2,165
Ohio State Higher Educational Facility
Commission, Case Western Reserve University
Project (RB) Series A (VRDN)
0.290%, 10/01/31	11,900	11,900
Ohio State Higher Educational Facility
Commission, Cleveland Clinic Health System
(RB) Series B-4 (VRDN)
0.280%, 01/01/43	2,000	2,000
Ohio State Higher Educational Facility
Commission, Cleveland Clinic Health System
(TECP) Series B-6 (VRDO)
0.280%, 06/25/10	10,000	10,000
Ohio State Higher Educational Facility
Commission, Marietta College Project (RB)
(LOC - JPMorgan Chase Bank) (VRDN)
0.290%, 12/01/32	5,385	5,385
Ohio State Higher Educational Facility
Commission, Oberlin College Project
(RB) (VRDN)
0.190%, 10/01/48	3,000	3,000
Ohio State Higher Educational Facility
Commission, University Hospitals Health
System (RB) Series C (LOC - Wells Fargo
Bank) (VRDN)
0.240%, 01/15/35	4,000	4,000

See Notes to Financial Statements

27

PNC Ohio Municipal Money Market Fund SCHEDULE OF INVESTMENTS May 31, 2010

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State Higher Educational Facility
Commission, Xavier University 2000 Project
(RB) (LOC - U.S. Bank) (VRDN)
0.200%, 05/01/15	$6,235	$6,235
Ohio State Higher Educational Facility
Commission, Xavier University 2008 Project
(RB) Series A (LOC - U.S. Bank) (VRDN)
0.200%, 05/01/42	4,500	4,500
Ohio State Higher Educational Facility
Commission, Xavier University Project (RB)
Series B (LOC - U.S. Bank) (VRDN)
0.200%, 11/01/30	3,600	3,600
Ohio State University (RB) (VRDN)
0.200%, 12/01/31	9,000	9,000
Ohio State University (TECP) Series J
0.260%, 07/07/10	8,000	8,000
Ohio State Water Development Authority,
FirstEnergy Project (RB) (LOC - Wachovia
Bank) (VRDN)
0.290%, 12/01/33	5,000	5,000
Ohio State Water Development Authority, Water
Pollution Control (RB) Series A
1.250%, 06/01/10	2,445	2,445
Perrysburg (BAN) (GO)
1.500%, 08/05/10	2,569	2,571
Sandusky (BAN) (GO)
1.500%, 10/14/10	3,700	3,709
Symmes Township, Parkland (BAN) (GO)
1.500%, 12/21/10	8,750	8,803
Vandalia (BAN) (GO)
1.750%, 08/19/10	4,580	4,580

Total Municipal Securities
(Cost $299,801)		299,801

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.3%
BlackRock Ohio Municipal Money Market Fund†	822,874	823

Total Affiliated Money Market Fund
(Cost $823)		823
TOTAL INVESTMENTS — 100.8%

(Cost $300,624)*		300,624
Other Assets & Liabilities – (0.8)%		(2,385)
TOTAL NET ASSETS — 100.0%		$298,239

*	Also cost for Federal income tax purposes.

† See Note 3 in Notes to Financial Statements.

##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.

    Please see Investment Abbreviations and Definitions on Page 37.

See Notes to Financial Statements

28

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$823	$ –	$–	$ 823

Municipal Securities	–	299,801	–	299,801

Total Assets – Investments in Securities	$823	$299,801	$–	$300,624

See Notes to Financial Statements

29

PNC Pennsylvania Tax Exempt Money Market Fund SCHEDULE OF INVESTMENTS May 31, 2010

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 99.5%
Pennsylvania — 99.5%
Beaver County Industrial Development Authority,
Pollution Control, Atlantic Richfield Project
(RB) (VRDN)
0.330%, 12/01/20	$4,000	$4,000
Beaver County Industrial Development Authority,
Pollution Control, FirstEnergy Generation
Project (RB) Series A (LOC - Bank of Nova
Scotia) (VRDN)
0.260%, 03/01/17	2,500	2,500
Beaver County Industrial Development Authority,
Pollution Control, FirstEnergy Nuclear
Generation Project (RB) Series A (LOC - Bank of Nova Scotia) (VRDN)
0.190%, 04/01/35	4,500	4,500
Commonwealth of Pennsylvania (GO)
Series 2004-3
5.000%, 07/01/10	575	577
Commonwealth of Pennsylvannia (GO) (TAN)
1.500%, 06/30/10	2,700	2,702
Delaware County Industrial Development
Authority (TECP) (VRDO)
0.270%, 07/13/10	4,600	4,600
Delaware County Industrial Development
Authority, Resource Recovery Facility (RB)
Series G (VRDN)
0.290%, 12/01/31	3,800	3,800
Delaware County Industrial Development
Authority, United Parcel Service
Project (RB) (VRDN)
0.240%, 12/01/15	3,800	3,800
Emmaus General Authority (RB) Sub-Series B-24
(LOC - U.S. Bank) (VRDN)
0.310%, 03/01/24	2,400	2,400
Geisinger Authority, Geisinger Health System
(RB) Series A (VRDN)
0.260%, 05/15/35	1,000	1,000
Geisinger Authority, Geisinger Health System
(RB) Series B (VRDN)
0.270%, 06/01/39	1,500	1,500
Geisinger Authority, Geisinger Health System
(RB) Series C (VRDN)
0.270%, 06/01/39	1,300	1,300
Haverford Township School District (GO)
(LOC - TD Bank) (VRDN)
0.280%, 03/01/30	2,250	2,250
Lancaster County Hospital Authority, Masonic
Homes Project (RB) Series A (LOC - Wells
Fargo Bank) (VRDN)
0.290%, 09/01/31	2,300	2,300
Lancaster County Hospital Authority, Masonic
Homes Project (RB) Series D (LOC -
JPMorgan Chase Bank) (VRDN)
0.290%, 07/01/34	1,500	1,500
Lower Merion School District (GO) Series B
(LOC - U.S. Bank) (VRDN)
0.260%, 04/01/27	4,800	4,800
Montgomery County Industrial Development
Authority (TECP) Series 94-A (VRDO)
0.320%, 06/14/10	7,000	7,000

	Par (000)	Value (000)

Northampton County General Purpose Authority,
Lafayette College (RB) Series A (VRDN)
0.230%, 05/01/30	$3,000	$3,000
Northampton County General Purpose Authority,
Lehigh University Project (RB) (VRDN)
0.270%, 10/15/19	1,600	1,600
Northampton County Higher Education
Authority, Lehigh University (RB) Series A
(VRDN)
0.270%, 11/15/21	2,000	2,000
Pennsylvania Economic Development Financing
Authority, Sunoco Project (RB) Series B
(LOC - JPMorgan Chase Bank) (VRDN)
0.250%, 10/01/34	3,000	3,000
Pennsylvania Higher Educational Facilities
Authority, UPMC Health System, Prerefunded
01/15/11 @ 101 (RB) Series A
6.000%, 01/15/11	3,800	3,971
Pennsylvania Turnpike Commission (RB) Series
A-1 (VRDN)
0.300%, 12/01/22	3,000	3,000
Philadelphia Hospitals & Higher Education
Facilities Authority, Children’s Hospital of
Philadelphia Project (RB) Series A (VRDN)
0.280%, 07/01/31	2,500	2,500
Philadelphia Hospitals & Higher Education
Facilities Authority, Children’s Hospital of
Philadelphia Project (RB) Series B (VRDN)
0.280%, 07/01/25	1,000	1,000
Pittsburgh Water & Sewer Authority (RB)
Sub-Series C-1C (LOC - Washington Federal
Savings Bank & Federal Home
Loan Bank) (AGM) (VRDN)
2.000%, 09/01/35	5,000	5,053
Southcentral General Authority, WellSpan Health
Obligated Group Project (RB) Series D (LOC -
TD Bank) (VRDN)
0.250%, 06/01/35	2,000	2,000
St. Mary Hospital Authority, Catholic Health
Initiatives (RB) Series C (VRDN)
0.250%, 05/01/44	3,000	3,000
Temple University of the Commonwealth System of Higher Education, University Funding
Obligations (RN)
1.500%, 04/06/11	3,000	3,028
University of Pittsburgh Commonweatlh System of Higher Education (TECP)
0.250%, 06/10/10	3,750	3,750
Upper Merion Township (GO) Series A
2.000%, 09/01/10	2,175	2,184
Washington County Authority, University of
Pennsylvania Project (RB) (VRDN)
0.250%, 07/01/34	3,500	3,500

Total Municipal Securities
(Cost $93,115)		93,115

See Notes to Financial Statements

30

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.4%
BlackRock Pennsylvania Municipal Money Market Portfolio†	344,577	$345

Total Affiliated Money Market Fund (Cost $345)		345

TOTAL INVESTMENTS — 99.9%
(Cost $93,460)*		93,460
Other Assets & Liabilities – 0.1%		79
TOTAL NET ASSETS — 100.0%		$93,539

*	Also cost for Federal income tax purposes.
†	See Note 3 in Notes to Financial Statements.

Please	see Investment Abbreviations and Definitions on Page 37.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$345	$ –	$–	$ 345

Municipal Securities	–	93,115	–	93,115

Total Assets – Investments in Securities	$345	$93,115	$–	$93,460

See Notes to Financial Statements

31

PNC Tax Exempt Money Market Fund SCHEDULE OF INVESTMENTS May 31, 2010

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 99.0%
Colorado — 1.6%
Colorado Housing & Finance Authority (RB)
Series I-B3 (VRDN)
0.270%, 11/01/21	$11,895	$11,895

Connecticut — 3.0%
Connecticut State (GO) Series A (VRDN)
0.400%, 02/15/21	2,500	2,500
Connecticut State Health & Educational Facilities
Authority, Yale University (RB) Series U2
(VRDN)
0.200%, 07/01/33	10,000	10,000
Connecticut State Health & Educational Facilities
Authority, Yale University (RB) Series X-2
(VRDN)
0.200%, 07/01/37	9,000	9,000

		21,500

District of Columbia — 0.4%
District of Columbia Georgetown University (RB)
Series C (LOC - TD Bank) (VRDN)
0.270%, 04/01/42	3,000	3,000

Florida — 1.5%
Citizens Property Insurance (RN) Series A-2
2.000%, 04/21/11	6,000	6,038
Pinellas County Health Facilities Authority,
Baycare Health Project (RB) Series A1 (LOC -
U.S. Bank) (VRDN)
0.250%, 11/01/38	5,000	5,000

		11,038

Indiana — 1.7%
Indiana Finance Authority, Trinity Health Credit
Group (RB) Series D-2 (VRDN)
0.240%, 12/01/34	12,000	12,000

Iowa — 0.3%
Iowa Higher Education Loan Authority, Private
Education Working Capital Loan Program
(RN) Series F (LOC - U.S. Bank)
1.750%, 05/20/11	2,000	2,020

Kansas — 1.1%
Kansas State Department of Transportation (RB)
Series A-5 (VRDN)
0.220%, 09/01/15	7,800	7,800

Louisiana — 4.2%
Louisiana Public Facilities Authority, CHRISTUS
Health Project (RB) Series B-3 (LOC - Bank of
New York) (VRDN)
0.240%, 07/01/47	6,000	6,000
Louisiana Public Facilities Authority, Franciscan
Missionaries of Our Lady Health System
Project (RB) Series D (LOC - JPMorgan Chase
Bank) (VRDN)
0.300%, 07/01/28	12,500	12,500

	Par (000)	Value (000)

Louisiana State (GO) Series A (LOC - BNP
Paribas) (VRDN)
0.250%, 07/15/26	$12,340	$12,340

		30,840

Maryland — 1.9%
Baltimore Industrial Development Authority,
Capital Acquisition Program (RB) (LOC -
Bayerische Landesbank) (VRDN)
0.370%, 08/01/16	14,000	14,000

Massachusettes — 3.1%
Massachusetts Development Finance Agency,
Boston University (RB) Series U-1 (LOC -
Bank of Nova Scotia) (VRDN)
0.230%, 10/01/40	6,800	6,800
Massachusetts Health & Educational Facilities
Authority (TECP) Series EE
0.320%, 06/14/10	5,000	5,000
Massachusetts Water Resources Authority (RB)
Series F (VRDN)
0.230%, 08/01/29	10,700	10,700

		22,500

Michigan — 7.0%
Michigan State (GO) Series A
2.000%, 09/30/10	18,000	18,087
Michigan State Hospital
Finance Authority (TECP)
0.320%, 08/12/10	10,000	10,000
University of Michigan (RB) Series A-2 (VRDN)
0.270%, 12/01/24	10,000	10,000
University of Michigan (RB) Series B (VRDN)
0.200%, 12/01/25	4,105	4,105
0.250%, 12/01/37	8,875	8,875

		51,067

Minnesota — 6.0%
Minneapolis & St Paul Housing &
Redevelopment Authority (RB) Series B-2
(LOC - JPMorgan Chase Bank) (VRDN)
0.280%, 11/15/35	8,000	8,000
Minneapolis Revenue Authority, University
Gateway Project (RB) Series B (VRDN)
0.270%, 12/01/27	4,580	4,580
Minnesota (GO)
5.630%, 06/01/10	7,415	7,415
Minnesota Higher Education Facilities Authority,
Carleton College (RB) Series 3-L2 (VRDN)
0.180%, 11/01/12	8,095	8,095
Rochester (GO)
0.280%, 06/07/10	2,400	2,400
0.280%, 06/07/10	3,000	3,000
University of Minnesota (RB) Series A (VRDN)
0.300%, 01/01/34	10,000	10,000

		43,490

See Notes to Financial Statements

32

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Missouri — 2.8%
Missouri State Health & Educational Facilities
Authority, BJC Health System (RB) Series B
(VRDN)
0.280%, 05/15/34	$20,000	$20,000

Nevada — 1.4%
Reno, ReTRAC-Reno Transportation Rail Access
Corridor Project (RB) Series A (LOC - Bank of
New York) (VRDN)
0.280%, 06/01/42	10,000	10,000

New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council,
Presbyterian Healthcare Services (RB) Series C
(VRDN)
0.260%, 08/01/34	4,000	4,000

New York — 3.0%
Nassau County Interim Finance Authority (RB)
Series A (VRDN)
0.280%, 11/15/25	10,000	10,000
New York (GO) Sub-Series B-3 (LOC - TD Bank)
(VRDN)
0.240%, 09/01/27	7,500	7,500
New York Power Authority (GO) (VRDN)
0.260%, 03/01/20	4,300	4,300

		21,800

North Carolina — 7.1%
Charlotte-Mecklenburg Hospital Authority (RB)
Series H (LOC - Wells Fargo) (VRDN)
0.270%, 01/15/45	11,600	11,600
Charlotte-Mecklenburg Hospital Authority,
Carolinas Healthcare System (RB) Series B
(VRDN)
0.280%, 01/15/38	6,000	6,000
Guilford County (GO) Series C
3.000%, 02/01/11	7,735	7,871
North Carolina Capital Facilities Finance Agency,
Wake Forest University (RB) Series A (VRDN)
0.270%, 01/01/20	6,285	6,285
North Carolina Educational Facilities Finance
Agency, Davidson College (RB) Series B
(VRDN)
0.270%, 12/01/20	10,410	10,410
University of North Carolina at Chapel Hill (RB)
Series B (VRDN)
0.200%, 12/01/25	9,675	9,675

		51,841

Ohio — 12.4%
Allen County, Catholic Healthcare Partners (RB)
Series C
(LOC - Bank of Nova Scotia) (VRDN)
0.270%, 06/01/34	6,000	6,000
Brecksville (BAN) (GO)
1.500%, 07/01/10	2,400	2,402
Clark County (BAN) (GO)
2.000%, 06/09/10	1,175	1,175

	Par (000)	Value (000)

Fairfield Township (BAN) (GO)
1.750%, 06/09/10	$4,000	$4,001
Franklin County, Holy Cross Health Systems
(RB) (VRDN)
0.240%, 06/01/16	6,000	6,000
Franklin County, Nationwide Children’s Hospital
Project (RB) Series B (VRDN)
0.250%, 11/01/40	13,000	13,000
Hunting Valley Village, Village Hall Construction
Project (BAN) (GO)
1.500%, 06/24/10	3,550	3,551
Ohio State (GO) Series B (VRDN)
0.190%, 08/01/17	7,105	7,105
0.250%, 08/01/21	12,500	12,500
0.250%, 03/15/25	10,000	10,000
Ohio State Higher Educational Facility
Commission, Case Western Reserve University
Project (RB) Series A (VRDN)
0.290%, 10/01/22	2,500	2,500
Ohio State Higher Educational Facility
Commission, Case Western Reserve University
Project (RB) Series A (VRDN)
0.290%, 10/01/31	9,750	9,750
Ohio State Higher Educational Facility
Commission, Cleveland Clinic Health System
(RB) Series B-4 (VRDN)
0.280%, 01/01/43	7,000	7,000
Ohio State Higher Educational Facility
Commission, Cleveland Clinic Health System
(TECP) Series B-6 (VRDO)
0.280%, 06/25/10	5,000	5,000

		89,984

Pennsylvania — 11.3%
Beaver County Industrial Development Authority,
Pollution Control, Atlantic Richfield Project
(RB) (VRDN)
0.330%, 12/01/20	2,350	2,350
Beaver County Industrial Development Authority,
Pollution Control, FirstEnergy Nuclear
Generation Project (RB) Series A (LOC - Bankof Nova Scotia) (VRDN)
0.190%, 04/01/35	1,800	1,800
Delaware County Industrial Development
Authority (TECP) (VRDO)
0.270%, 07/13/10	5,000	5,000
Delaware County Industrial Development
Authority, Resource Recovery Facility (RB)
Series G (VRDN)
0.290%, 12/01/31	5,100	5,100
0.290%, 12/01/31	3,750	3,750
0.290%, 12/01/31	3,640	3,640
0.290%, 12/01/31	4,410	4,410
Geisinger Authority, Geisinger Health Systems
(RB) (VRDN)
0.260%, 11/15/32	10,000	10,000
Lower Merion School District (GO) Series B
(LOC - U.S. Bank) (VRDN)
0.260%, 04/01/27	11,620	11,620

See Notes to Financial Statements

33

PNC Tax Exempt Money Market Fund SCHEDULE OF INVESTMENTS May 31, 2010

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Pennsylvania — continued
Montgomery County Industrial Development
Authority (TECP) Series 94-A (VRDO)
0.320%, 06/14/10	$12,000	$12,000
Northampton County General Purpose Authority,
Lehigh University Project (RB) (VRDN)
0.270%, 10/15/19	3,555	3,555
Pennsylvania Turnpike Commission (RB)
Series A-1 (VRDN)
0.300%, 12/01/22	8,300	8,300
St. Mary Hospital Authority, Catholic Health
Initiatives (RB) Series C (VRDN)
0.250%, 05/01/44	1,700	1,700
Washington County Authority, University of
Pennsylvania Project (RB) (VRDN)
0.250%, 07/01/34	9,200	9,200

		82,425

Tennessee — 2.4%
Chattanooga Health Educational & Housing
Facility Board, Catholic Health Initiatives (RB)
Series C (VRDN)
0.200%, 05/01/39	9,840	9,840
Metropolitan Government Nashville & Davidson
County Health & Educational Facilities Board,
Vanderbilt University (RB) Series B (VRDN)
0.200%, 10/01/30	7,970	7,970

		17,810

Texas — 16.8%
Gulf Coast Industrial Development Authority,
Amoco Oil Project (RB) (VRDN)
0.405%, 06/01/25	4,000	4,000
Harris County Cultural Education Facilities
Finance, The Methodist Hospital System (RB)
Sub-Series C-1 (VRDN)
0.280%, 12/01/24	10,000	10,000
Harris County Health Facilities Development,
Texas Children’s Hospital Project (RB) Series 2
(VRDN)
0.280%, 10/01/41	12,000	12,000
Houston (TECP) Series B-3
0.340%, 07/13/10	4,000	4,000
Houston Utility System (RB) Series B-6 (LOC -
Scotiabank) (VRDN)
0.250%, 05/15/34	5,000	5,000
Red River Education Finance, Texas Christian
University Project (RB) (VRDN)
0.250%, 03/01/30	10,000	10,000
0.250%, 03/15/35	20,000	20,000
Tarrant County Health Facilities Development
Corporation, Cook Children’s Medical Center
Project (RB) Series B (VRDN)
0.250%, 12/01/39	8,000	8,000
Texas (TRAN) (RN) Series 2009
2.500%, 08/31/10	24,000	24,121
University of Texas (TECP) Series A
0.240%, 07/09/10	15,000	15,000

	Par (000)	Value (000)

University of Texas, Financing System (RB) Series
B (VRDN)
0.200%, 08/01/25	$10,100	$10,100

		122,221

Virginia — 5.3%
Fairfax County Industrial Development Authority,
Fairfax Hospital System (RB) Series D (VRDN)
0.280%, 10/01/25	5,800	5,800
Fairfax County Industrial Development Authority,
Inova Health System Project (RB) Series C-1
(VRDN)
0.280%, 05/15/26	10,000	10,000
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series C (VRDN)
0.200%, 02/15/38	10,000	10,000
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series F (VRDN)
0.230%, 02/15/38	6,000	6,000
Virginia College Building Authority Educational
Facilities, University of Richmond Project (RB)
(VRDN)
0.290%, 11/01/36	7,000	7,000

		38,800

Washington — 3.6%
Tulalip Tribes of the Tulalip Reservation (RB)
(LOC - Wells Fargo Bank) (VRDN)
0.270%, 06/01/19	11,100	11,100
Washington Health Care Facilities Authority,
Catholic Health Initiatives (RB) Series A-4
(VRDN)
0.250%, 12/01/36	10,000	10,000
Washington State Healthcare Facilities Authority,
National Health Care Research & Educational
Project (RB) (LOC - BNP Paribas) (VRDN)
0.270%, 01/01/32	4,800	4,800

		25,900

Wyoming — 0.5%
Carbon County Pollution Control, Amoco Project
Series 1985 (RB) (VRDN)
0.400%, 11/01/14	3,800	3,800

Total Municipal Securities
(Cost $719,731)		719,731

See Notes to Financial Statements

34

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.2%
BlackRock Liquidity Funds MuniFund†	1,341,552	$1,342
Total Affiliated Money Market Fund (Cost $1,342)		1,342
TOTAL INVESTMENTS — 99.2% (Cost $721,073)*		721,073
Other Assets & Liabilities – 0.8%		5,791
TOTAL NET ASSETS — 100.0%		$726,864

*	Also cost for Federal income tax purposes.
†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 37.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$1,342	$ –	$–	$ 1,342
Municipal Securities	–	719,731	–	719,731

Total Assets – Investments in Securities	$1,342	$719,731	$–	$721,073

See Notes to Financial Statements

35

PNC Treasury Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 98.2%
U.S. Treasury Bills† — 98.2%
0.138%, 06/03/10	$3,000	$3,000
0.140%, 06/03/10	19,000	19,000
0.145%, 06/03/10	4,000	4,000
0.125%, 06/10/10	10,000	10,000
0.142%, 06/10/10	6,000	6,000
0.146%, 06/10/10	14,000	13,999
0.116%, 06/17/10	10,000	9,999
0.130%, 06/17/10	16,000	15,999
0.145%, 06/17/10	7,000	6,999
0.152%, 06/17/10	5,000	5,000
0.164%, 06/17/10	5,000	5,000
0.127%, 06/24/10	20,000	19,998
0.160%, 06/24/10	8,000	7,999
0.167%, 06/24/10	10,000	9,999
0.132%, 07/01/10	20,000	19,998
0.140%, 07/01/10	17,000	16,998
0.142%, 07/08/10	20,000	19,997
0.142%, 07/08/10	7,000	6,999
0.140%, 07/15/10	2,500	2,500
0.155%, 07/15/10	20,000	19,996
0.160%, 07/15/10	20,000	19,996
0.162%, 07/22/10	14,000	13,997
0.152%, 07/29/10	16,000	15,996
0.157%, 08/12/10	14,000	13,996
0.170%, 08/12/10	7,000	6,998
0.175%, 08/19/10	8,000	7,997
0.177%, 08/19/10	3,000	2,999
0.185%, 08/19/10	12,000	11,995
0.162%, 08/26/10	18,300	18,293
0.172%, 08/26/10	5,000	4,998
0.161%, 09/16/10	5,000	4,998
0.205%, 09/23/10	15,000	14,990
0.205%, 09/30/10	10,000	9,993
0.230%, 10/28/10	4,000	3,996
Total U.S. Treasury Obligations (Cost $374,722)		374,722

	Number of Shares	Value (000)
MONEY MARKET FUND — 1.7%
Federated U.S. Treasury Cash Reserve Money
Market Fund	6,364,147	$6,364
Total Money Market Fund
(Cost $6,364)		6,364
AFFILIATED MONEY MARKET FUND — 2.6%
BlackRock Treasury Trust Fund††	10,000,000	10,000
Total Affiliated Money Market Fund
(Cost $10,000)		10,000
TOTAL INVESTMENTS — 102.5%
(Cost $391,086)*		391,086
Other Assets & Liabilities – (2.5)%		(9,575)
TOTAL NET ASSETS — 100.0%		$381,511

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 37.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s net assets as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Affiliated Money Market Fund	$10,000	$ –	$–	$ 10,000
Money Market Fund	6,364	–	–	6,364
U.S. Treasury Obligations	–	374,722	–	374,722

Total Assets – Investments in Securities	$16,364	$374,722	$–	$391,086

See Notes to Financial Statements

36

PNC Money Market Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

AGM —	Assured Guaranty Municipal Corporation

BAN —	Bond Anticipation Note

DD —	Delayed Delivery Security

DN —	Discount Note

FDIC —	Federal Deposit Insurance Corporation

FRN —	Floating Rate Note: the rate shown is the rate in effect on May 31, 2010, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GO —	General Obligation

LLC —	Limited Liability Company

LOC —	Letter of Credit

MTN —	Medium Term Note

RB —	Revenue Bond

TAN —	Tax Anticipation Note

TECP —	Tax Exempt Commercial Paper

TLGP —	Temporary Liquidity Guarantee Program

TRAN —	Tax Revenue Anticipation Note

VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2010, and the date shown is the final maturity date, not the next reset or put date.

VRDO —	Variable Rate Demand Obligation: the rate shown is the rate in effect on May 31, 2010, and the date shown is the final maturity date, not the next reset or put date.

37

PNC Money Market Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund
ASSETS
Investments in non-affiliates at value	$1,169,254	$1,960,907	$299,801
Investments in repurchase agreements at value	683,000	287,000	–
Investments in affiliates at value	15,002	41,415	823

Total Investments at value(1)	1,867,256	2,289,322	300,624

Receivable for shares of beneficial interest sold	2,553	104	233
Dividends and interest receivable	1,159	1,740	635
Prepaid expenses	37	67	18

Total Assets	1,871,005	2,291,233	301,510

LIABILITIES
Payable for shares of beneficial interest redeemed	14,817	31,381	76
Payable for investment securities purchased	–	–	3,026
Dividends payable
Class I	52	74	19
Class A	9	10	–
Investment advisory fees payable	104	257	38
12b-1 fees payable
Class A	11	21	9
Administration fees payable	68	106	15
Custodian fees payable	10	15	2
Transfer agent fees payable	38	64	10
Trustee fees payable	65	154	28
Other liabilities	112	205	48

Total Liabilities	15,286	32,287	3,271

TOTAL NET ASSETS	$1,855,719	$2,258,946	$298,239

(1) Investments in non-affiliates at cost	$1,169,254	$1,960,907	$299,801
Investments in repurchase agreements at cost	683,000	287,000	–
Investments in affiliates at cost	15,002	41,415	823

Total Investments at cost	$1,867,256	$2,289,322	$300,624

See Notes to Financial Statements

38

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$ 1,855,890	$ 2,258,973	$ 298,239
Undistributed (Distributions in Excess of) Net Investment Income	(43)	3	–
Accumulated Net Realized Loss on Investments	(128)	(30)	–

Total Net Assets	$ 1,855,719	$ 2,258,946	$ 298,239

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$1,600,289,536	$1,732,446,910	$283,284,495

Class I shares outstanding	1,600,519,111	1,732,506,915	283,290,627

Net Asset Value, Offering and Redemption Price Per Share	$ 1.00	$1.00	$1.00

Net assets applicable to Class A	$ 255,429,957	$ 526,326,241	$ 14,806,589

Class A shares outstanding	255,475,077	526,367,750	14,801,314

Net Asset Value, Offering and Redemption Price Per Share	$ 1.00	$1.00	$ 1.00

Net assets applicable to Class C	NA	$ 173,205	NA

Class C shares outstanding	NA	173,194	NA

Net Asset Value, Offering and Redemption Price Per Share	NA	$ 1.00	NA

Net assets applicable to Class T	NA	NA	$ 147,868

Class T shares outstanding	NA	NA	147,868

Net Asset Value, Offering and Redemption Price Per Share	NA	NA	$1.00

See Notes to Financial Statements

39

PNC Money Market Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund
ASSETS
Investments in non-affiliates at value	$93,115	$719,731	$381,086
Investments in affiliates at value(1)	345	1,342	10,000

Total Investments at value	93,460	721,073	391,086

Receivable for shares of beneficial interest sold	–	5,210	6
Dividends and interest receivable	178	1,253	–
Prepaid expenses	11	37	31

Total Assets	93,649	727,573	391,123

LIABILITIES
Payable for shares of beneficial interest redeemed	48	382	9,476
Dividends payable
Class I	7	17	2
Class A	–	–	1
Investment advisory fees payable	12	84	10
12b-1 fees payable
Class A	1	10	2
Administration fees payable	5	35	18
Custodian fees payable	1	5	2
Transfer agent fees payable	3	21	11
Trustee fees payable	10	57	41
Other liabilities	23	98	49

Total Liabilities	110	709	9,612

TOTAL NET ASSETS	$93,539	$726,864	$381,511

(1) Investments in non-affiliates at cost	$93,115	$719,731	$381,086
Investments in affiliates at cost	345	1,342	10,000

Total Investments at cost	$93,460	$721,073	$391,086

See Notes to Financial Statements

40

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$93,539	$726,935	$381,681

Undistributed (Distributions in Excess of) Net Investment Income	–	–	(13)

Accumulated Net Realized Loss on Investments	–	(71)	(157)

Total Net Assets	$93,539	$726,864	$381,511

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$80,841,725	$657,731,742	$286,755,478

Class I shares outstanding	80,885,462	657,824,017	286,918,247

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$12,697,303	$69,132,113	$94,755,084

Class A shares outstanding	12,707,116	69,134,724	94,770,212

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

See Notes to Financial Statements

41

PNC Money Market Funds

STATEMENTS OF OPERATIONS (000)

  May 31, 2010

	Government Money Market Fund	Money Market Fund
Investment Income:
Dividends	$23	$–
Interest	3,079	6,978
Income from affiliate(1)	–	29
Total Investment Income	3,102	7,007
Expenses:
Investment advisory fees	2,997	5,752
Administration fees	647	1,249
12b-1 fees:
Class I(1)	(85)	(215)
Class A	–	–
Class C	–	1
Shareholder servicing fees:
Class A	442	871
Transfer agent fees	122	249
Custodian fees	53	98
Professional fees	162	302
Pricing service fees	4	5
Printing and shareholder reports	33	83
Registration and filing fees	39	68
Trustees’ fees	88	174
Temporary Guarantee Program Participation Fee(2)	113	374
Miscellaneous	71	133
Total Expenses	4,686	9,144
Less:
Waiver of investment advisory fees(1)	(1,823)	(2,730)
Waiver of 12b-1 fees:
Class C	–	(1)
Waiver/reimbursement of shareholder servicing fees:(1)
Class A	(442)	(871)
Net Expenses	2,421	5,542
Net Investment Income	681	1,465
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments Sold	–	6
Net Increase in Net Assets Resulting from Operations	$681	$1,471

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements

42

Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund
$ 20	$ –	$ 40	$ –
1,715	447	2,805	602
–	–	–	3
1,735	447	2,845	605
820	259	1,672	1,133
227	74	458	249
(46)	(16)	(95)	(12)
11	–	14	–
–	–	–	–
110	48	227	184
42	13	81	37
20	10	37	20
67	26	128	53
13	8	26	1
13	4	25	11
17	15	45	33
32	10	66	31
61	26	121	–
21	7	39	36
1,408	484	2,844	1,776
(214)	(77)	(679)	(1,044)
–	–	–	–
(90)	(48)	(227)	(184)
1,104	359	1,938	548
631	88	907	57
–	–	1	(2)
$ 631	$ 88	$ 908	$ 55

See Notes to Financial Statements

43

PNC Money Market Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Government Money Market Fund		Money Market Fund
	For the Year Ended		For the Year Ended
	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009
Investment Activities:
Net investment income	$681	$11,717	$1,465	$37,953
Net realized gain (loss) on investments sold	–	9	6	103
Net increase from payment by affiliate(1)	–	–	–	1,700
Net increase in net assets resulting from operations	681	11,726	1,471	39,756
Dividends to Shareholders:
Dividends from net investment income:
Class I	(568)	(8,296)	(1,142)	(28,941)
Class A	(156)	(3,400)	(323)	(8,866)
Class B	–	–	–	(5)
Class C	–	–	–	(1)
Total dividends	(724)	(11,696)	(1,465)	(37,813)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	2,809,696	1,933,257	1,699,443	2,203,248
Class A	1,168,739	1,317,821	1,694,863	2,566,964
Class B	–	–	–	609
Class C	–	–	28	140
Class T	–	–	–	–
Proceeds from Merger shares:(2)
Class I	500,945	–	389,720	–
Class A	854	–	105,266	–
Exchange of Class B shares for Class A shares:(2)
Class A	–	–	–	881
Class B	–	–	–	(881)
Reinvestment of dividends and distributions:
Reinvestment of dividends:
Class I	14	757	10	178
Class A	33	875	165	3,893
Class B	–	–	–	5
Class C	–	–	–	1
Total proceeds from shares issued and reinvested	4,480,281	3,252,710	3,889,495	4,775,038
Value of shares redeemed:
Class I	(2,531,003)	(1,789,221)	(2,306,449)	(2,785,896)
Class A	(1,244,043)	(1,395,422)	(1,873,856)	(2,857,782)
Class B	–	–	–	(457)
Class C	–	–	(44)	(60)
Class T	–	–	–	–
Total value of shares redeemed	(3,775,046)	(3,184,643)	(4,180,349)	(5,644,195)
Increase (decrease) in net assets from share transactions	705,235	68,067	(290,854)	(869,157)
Total increase (decrease) in net assets	705,192	68,097	(290,848)	(867,214)
Net Assets:
Beginning of year	1,150,527	1,082,430	2,549,794	3,417,008
End of year*	$1,855,719	$1,150,527	$2,258,946	$2,549,794

*Including undistributed (distributions in excess of) net investment income	$(43)	$–	$3	$(1)

(1)	See Note 11 in Notes to Financial Statements.
(2)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements

44

Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009
$631	$6,192	$88	$2,311	$907	$11,776	$57	$3,794
–	–	–	–	1	–	(2)	(14)
–	–	–	–	–	–	–	–
631	6,192	88	2,311	908	11,776	55	3,780

(564)	(5,220)	(75)	(1,696)	(781)	(10,178)	(57)	(2,757)
(67)	(972)	(13)	(615)	(126)	(1,598)	(15)	(1,037)
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
(631)	(6,192)	(88)	(2,311)	(907)	(11,776)	(72)	(3,794)

663,016	805,026	116,884	248,013	1,056,999	1,274,932	817,438	2,086,586
161,255	193,609	85,115	181,323	423,813	650,596	372,948	1,445,673
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
180	–	–	–	–	–	–	–

–	–	–	–	133,569	–	–	–
–	–	–	–	673	–	–	–

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

19	167	–	6	35	394	3	89
66	958	12	337	104	1,450	5	295
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
824,536	999,760	202,011	429,679	1,615,193	1,927,372	1,190,394	3,532,643

(766,406)	(779,719)	(177,402)	(249,872)	(1,371,614)	(1,221,092)	(854,348)	(2,182,894)
(219,781)	(234,735)	(114,879)	(213,061)	(545,403)	(636,287)	(469,311)	(1,335,882)
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
(32)	–	–	–	–	–	–	–
(986,219)	(1,014,454)	(292,281)	(462,933)	(1,917,017)	(1,857,379)	(1,323,659)	(3,518,776)
(161,683)	(14,694)	(90,270)	(33,254)	(301,824)	69,993	(133,265)	13,867
(161,683)	(14,694)	(90,270)	(33,254)	(301,823)	69,993	(133,282)	13,853

459,922	474,616	183,809	217,063	1,028,687	958,694	514,793	500,940
$298,239	$459,922	$93,539	$183,809	$726,864	$1,028,687	$381,511	$514,793

$–	$–	$–	$–	$–	$–	$(13)	$2

See Notes to Financial Statements

45

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

1. Fund Organization

PNC Funds (the “Trust”), formerly known as Allegiant Funds, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust that was organized on January 28, 1986. As of May 31, 2010, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Money Market Funds, as defined below, Class I, Class T and Class A Shares are sold without a sales charge; Class C Shares of the Money Market Fund are available only through dividend reinvestments and permitted exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective February 8, 2010, each investment portfolio of the Trust was renamed as a PNC investment portfolio (the “Name Changes”). PNC Funds discontinued offering Class B Shares to investors on May 31, 2006 and the Funds automatically exchanged all Class B Shares for Class A Shares of the same Fund in the amount equal to the aggregate net asset value of each shareholder’s holdings effective April 6, 2009 in a tax-free conversion.

Effective October 1, 2009, the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds began offering Class T Shares.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Core Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds are not presented herein, but are presented separately.

Fund Reorganization

At a special meeting of the shareholders held on December 15, 2009, and as adjourned to January 6, 2010 for the PNC Prime Money Market Fund and the PNC Government Money Market Fund, the shareholders of each of the portfolios listed below of PNC Funds, Inc. (the “Acquired Funds”) approved an Agreement and Plan of Reorganization (“Reorganization”) whereby the Acquired Funds were reorganized into corresponding portfolios of the Trust (the “Acquiring Funds”). On February 1, 2010, the Acquired Funds listed below were reorganized into existing Acquiring Funds, each of which has investment policies and objectives that are, in general, similar to those of the corresponding Acquired Fund. The net assets of the Acquired Funds were transferred at fair value in a tax-free exchange to the Acquiring Funds after the close of business on January 29, 2010. With this transfer, the Class I and Class A Shares of the Acquired Funds were exchanged for Class

46

I and Class A Shares of the corresponding Acquiring Funds. The Class C Shares of PNC Prime Money Market Fund, PNC Government Money Market Fund and PNC Tax-Exempt Money Market were exchanged for Class A Shares of the corresponding Acquiring Funds.

Acquiring Funds	Acquired Funds
Allegiant Government Money Market Fund	PNC Government Money Market Fund

Allegiant Money Market Fund	PNC Prime Money Market Fund

Allegiant Tax Exempt Money Market Fund	PNC Tax-Exempt Money Market Fund

The table below summarized the asset transfers and conversion ratios for each exchange:

Acquired Funds	Shares Redeemed	Net Assets on 01/31/10 (000)	Accumulated Net Realized Gains (000)	Share Conversion Ratio	Acquiring Funds	Shares Issued	Net Assets on 01/31/10 (000)*
PNC Government Money Market Fund					Allegiant Government Money Market Fund

Class I	501,138,850	$500,945	$ 1	1.00000	Class I	501,138,850	$1,212,302

Class A	852,710	853	–**	1.00000	Class A	852,710

Class C	1,153	1	–**	1.00000	Class A	1,153	$ 267,933

PNC Government Money Market Fund Total		$501,799	$ 1		Allegiant Government Money Market Fund Total		$1,480,235

PNC Prime Money Market Fund					Allegiant Money Market Fund

Class I	389,830,085	$389,720	$ 1	1.00000	Class I	389,830,085	$1,845,784

Class A	105,186,229	105,175	–**	1.00000	Class A	105,186,229

Class C	91,229	91	–**	1.00000	Class A	91,229	$ 638,724

PNC Prime Money Market Fund Total		$494,986	$ 1		Allegiant Money Market Fund Total		$2,484,508

PNC Tax-Exempt Money Market Fund					Allegiant Tax Exempt Money Market Fund

Class I	133,618,387	$133,569	$32	1.00000	Class I	133,618,387	$ 705,501

Class A	670,736	671	–**	1.00000	Class A	670,736

Class C	1,719	2	–**	1.00000	Class A	1,719	$ 114,121

PNC Tax-Exempt Money Market Fund Total		$134,242	$32		Allegiant Tax Exempt Money Market Fund Total		$ 819,622

*	Amounts reflect net assets of Acquiring Funds subsequent to merger.
**	Amount represents less than $500.

The table below summarizes the operations of the Acquired Funds for the period from June 1, 2009 to January 31, 2010, the operations of the Acquiring Funds for the year ended May 31, 2010 as presented in the Statements of Operations, and the combined Acquired and Acquiring Funds’ pro-forma results of operations for the year ended May 31, 2010 assuming the acquisition had been completed on June 1, 2009.

	Acquired Fund’s Operations For the Period June 1, 2009 to January 31, 2010				Acquiring Fund’s Operations For the Year Ended May 31, 2010

Acquired Funds	Net Investment Income (000)	Net Realized Gain on Investments (000)	Net Increase from Operations (000)	Acquiring Funds	Net Investment Income (000)	Net Realized Gain on Investments (000)	Net Increase from Operations (000)	Combined Total From Operations (000)
PNC Government Money Market Fund	$401	$1	$402	Allegiant Government Money Market Fund	$ 720	$–*	$720	$1,122
PNC Prime Money Market Fund	504	1	505	Allegiant Money Market Fund	1,594	6	1,600	2,105
PNC Tax-Exempt Money Market Fund	294	32	326	Allegiant Tax-Exempt Money Market Fund	969	1	970	1,296

*	Amount represents less than $500.

47

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Money Market Funds.

Investment Valuation

The investments of the Money Market Funds, other than investments in other money market funds, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved and regularly reviewed by the Board of Trustees of the Trust (the “Board”). No such investments held on May 31, 2010 were valued at other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of lowest level input that is significant to fair value:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2010 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments using the effective interest method. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

48

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Money Market Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Money Market Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

Each Fund (other than the Treasury Money Market Fund) may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Delayed Delivery Transactions

For the purpose of enhancing the Fund’s yield, the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may purchase or sell securities on a delayed delivery basis. These transactions (principally in municipal securities referred to as COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains as collateral liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

3. Investment Advisory Fees and Other Transactions with Affiliates Investment Adviser

On September 29, 2009, Allegiant Asset Management Company (“Allegiant”), the former investment adviser to the Trust, merged with PNC Capital Advisors, Inc. (“PCA”), its affiliate, to form PNC Capital Advisors, LLC (“PNC Capital”) (“the Merger”). Allegiant became an affiliate of PCA upon the acquisition of its parent company, National City Corporation (“NCC”), by The PNC Financial Services Group, Inc. (“PNC Group”) on December 31, 2008. PNC Group subsequently determined to consolidate the institutional and mutual fund investment advisory operations of Allegiant with PCA to form PNC Capital. References in this report to the “Adviser” concerning matters prior to September 29, 2009 refer to Allegiant and references concerning matters after September 29, 2009 refer to PNC Capital.

Investment Advisory Fees

Fees paid by the Money Market Funds pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of PNC Group, are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect during the year ended May 31, 2010.

	Annual Rate	Fee Waiver
Government Money Market Fund*	0.25%	0.15%
Money Market Fund*	0.25%	0.12%
Ohio Municipal Money Market Fund*	0.20%	0.05%
Pennsylvania Tax Exempt Money Market Fund*	0.20%	0.06%
Tax Exempt Money Market Fund*	0.20%	0.08%
Treasury Money Market Fund*	0.25%	0.23%

*	The Adviser has voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.05% for the Government Money Market Fund and the Money Market Fund, 0.03% for each of the Tax Exempt Money Market Funds and 0.01% for the Treasury Money Market Fund. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class C and Class T Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they

49

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and Class T Shares in consideration for payment of up to 0.25% of the average daily net assets of each Fund’s Class A Shares or Class C Shares and up to 0.10% of the average daily net assets of each Fund’s Class T Shares.

The Adviser and its affiliates have voluntarily agreed to reimburse the Funds for Shareholder Servicing Fees payable to other non-affiliated financial institutions and waive Shareholder Servicing Fees otherwise payable to them, respectively. Reimbursements by the Adviser for Shareholder Servicing Fees payable to other non-affiliated financial institutions amounted to $40,748 in aggregate for all of the Money Market Funds during the year ended May 31, 2010. The table below reflects the net annual rates in effect as of May 31, 2010, after voluntary reimbursements and waivers by the Adviser and its affiliates.

		Annual Rate
	Class A	Class C	Class T
Government Money Market Fund	0.00%	N/A	N/A
Money Market Fund	0.00%	0.00%	N/A
Ohio Municipal Money Market Fund	0.00%	N/A	0.00%
Pennsylvania Tax Exempt Money Market Fund	0.00%	N/A	0.00%
Tax Exempt Money Market Fund	0.00%	N/A	0.00%
Treasury Money Market Fund	0.00%	N/A	N/A

In addition to or absent reimbursements and waivers by the Adviser and its affiliates, the Funds may reduce or suspend payment of Shareholder Servicing Fees to financial institutions. The Funds suspended payment of Shareholder Servicing Fees effective January 1, 2010.

Custodian Fees

On July 1, 2010, PNC Group sold the outstanding stock of PNC Global to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global changed its name to BNY Mellon Mellon Investment Servicing (US) Inc. (“BNY Mellon”). PFPC Trust Co. will not change its name until a later date to be announced.

PFPC Trust Co., an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the PNC Advantage Funds (“Advantage”), another registered investment company managed by the Adviser. For the period June 1, 2009 to January 31, 2010, the Custodian fees for the Trust and Advantage were calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. Effective February 1, 2010, the Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Trust also has adopted a separate compensation plan under Rule 12b-1 with respect to Class C Shares of the Money Market Fund, pursuant to which the Money Market Fund compensates the Underwriter for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Fund’s Class C Shares.

The following table reflects the net annual rates in effect as of May 31, 2010 after voluntary waivers and reimbursements by the Adviser and its affiliates.

50

		Annual Rate
	Class A		Class C
Government Money Market Fund	0.00%		N/A
Money Market Fund	0.00%		0.00%
Ohio Municipal Money Market Fund*	0.00%		N/A
Pennsylvania Tax Exempt Money Market Fund	0.00%		N/A
Tax Exempt Money Market Fund**	0.00%		N/A
Treasury Money Market Fund	0.00%		N/A

* For the period June 1, 2009 to December 2, 2009, the Annual 12b-1 Rate for the Ohio Municipal Money Market Fund was 0.030%.

** For the period June 1, 2009 to September 3, 2009, the Annual 12b-1 Rate for the Tax Exempt Market Fund was 0.030%.

The Rule 12b-1 plan for Class I Shares was terminated June 18, 2009. Any balances accrued as of June 18, 2009 were returned to the Class I Shares of the respective Funds.

Trustees’ Fees

For the period June 1, 2009 to December 31, 2009, each Trustee received an annual fee of $45,000 plus either $4,500 for each combined Board of the Trust and Advantage meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $6,000 per year for their services in these capacities. Effective January 1, 2010, each Trustee receives an annual consolidated fee of $45,000 plus $3,000 for each combined Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to reimbursement of all out-of-pocket expenses incurred as a Trustee. The Co-Chairmen of the Board each receive an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the PNC Funds and PNC Advantage Funds based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. Prior to February 1, 2010, BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.0558% based on average daily net assets of the Trust’s Funds. Effective February 1, 2010, the Co-Administration fee changed to 0.05% of average daily net assets of the Trust. For their services as Co-Administrators during the year end May 31, 2010, approximately 40.37% was allocated to BNY Mellon and 59.63% was allocated to the Advisor in aggregate.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2010, BNY Mellon received $1,994,452 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Money Market Funds paid $516,924 to BNY Mellon.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2010 include legal fees of $581,214 paid to Drinker Biddle & Reath LLP. Of this amount, the Money Market Funds paid $369,195 to Drinker Biddle & Reath LLP.

51

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

On April 26, 2010, the Board approved Ropes & Gray LLP (“R&G”) to replace Drinker Biddle & Reath LLP as legal counsel to the Trust and Advantage.

Affiliated Money Market Funds

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the Money Market Funds offered by the Trust, PNC Advantage Funds and/or the BlackRock Funds.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliated with the Adviser. The total net purchases and sales of affiliated Funds for the year ended May 31, 2010 are presented in the following table.

Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

	PNC Advantage Funds (000)	BlackRock Liquidity Funds MuniFund (000)	BlackRock Ohio Municipal Money Market Fund (000)	BlackRock Pennsylvania Municipal Money Market Portfolio (000)	BlackRock Treasury Trust Fund (000)
Government Money Market Fund	$15,002	$ –	$ –	$ –	$ –
Money Market Fund	(6,187)	–	–	–	–
Ohio Municipal Money Market Fund	–	–	(11,758)	–	–
Pennsylvania Tax Exempt Money Market Fund	–	–	–	(3,656)	–
Tax Exempt Money Market Fund	–	(38,529)	–	–	–
Treasury Money Market Fund	–	–	–	–	(30,000)

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at May 31, 2010 are included in the respective Fund’s Schedule of Investments.

4. Federal Income Taxes

Each of the Money Market Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions through the fiscal year ended May 31, 2010 and for all open tax years (years ended May 31, 2007 through May 31, 2009) and has concluded that no provision for income tax is required in the Funds’ financial statements.

52

The tax character of dividends and distributions paid during the years ended May 31, 2010 and May 31, 2009 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Total (000)
Government Money Market Fund
2010	$ –	$816	$816
2009	–	13,042	13,042
Money Market Fund
2010	–	1,660	1,660
2009	–	43,706	43,706
Ohio Municipal Money Market Fund
2010	714	–	714
2009	6,699	–	6,699
Pennsylvania Tax Exempt Money Market Fund
2010	100	–	100
2009	2,564	–	2,564
Tax Exempt Money Market Fund
2010	1,084	–	1,084
2009	12,800	–	12,800
Treasury Money Market Fund
2010	–	73	73
2009	–	4,175	4,175
As of May 31, 2010, the components of net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Capital Loss Carryforward (000)	Post October Losses (000)	Other Temporary Differences (000)	Total Net Assets (000)
Government Money Market Fund	$1,855,890	$ –	$ 34	$(128)	$ –	$ (77)	$1,855,719
Money Market Fund	2,258,973	–	123	(30)	–	(120)	2,258,946
Ohio Municipal Money Market Fund	298,239	26	–	–*	–	(26)	298,239
Pennsylvania Tax Exempt Money Market Fund	93,539	9	–	–*	–	(9)	93,539
Tax Exempt Money Market Fund	726,935	35	–	(71)	–	(35)	726,864
Treasury Money Market Fund	381,681	–	5	(155)	(2)	(18)	381,511

* Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through May 31, 2010 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation and distribution payables, where applicable. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Money Market Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2010:

53

PNC Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

	Undistributed Net Investment Income (000)	Accumulated Net Realized Losses (000)	Paid-in Capital (000)
Government Money Market Fund	$–	$ (69)	$ 69
Money Market Fund	4	(36)	32
Pennsylvania Tax Exempt Money Market Fund	–	40	(40)
Tax Exempt Money Market Fund	–	(45)	45
Treasury Money Market Fund	–*	–*	–

* Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. At May 31, 2010, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
Government Money Market Fund	$ 9	$ 3	$–	$7	$5	$104	$ –	$–	$128
Money Market Fund	–	–	–	–	–	30	–	–	30
Ohio Municipal Money Market Fund	–	–*	–	–	–	–	–	–	–*
Pennsylvania Tax Exempt Money Market Fund**	–	–	–*	–	–	–	–	–	–*
Tax Exempt Money Market Fund	23	31	–	–	2	15	–	–	71
Treasury Money Market Fund	–	–	8	6	–	35	97	9	155

* Amount represents less than $500.

**	Capital loss carryforwards in the amount of (in thousands) $40 Pennsylvania Tax Exempt Money Market Fund expired unused during the year ended May 31, 2010.

During the year ended May 31, 2010, capital loss carry forwards that were utilized to offset capital gains were as follows:

(000)
Government Money Market Fund	–*
Money Market Fund	$3

* Amount represents less than $500.

5. Market and Credit Risk

Each of the Money Market Funds may invest up to 5% of net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in the Schedule of Investments.

The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At May 31, 2010, the following percentages of the Fund’s net assets were insured by bond insurers.

54

Bond Insurer	Tax Exempt Money Market
AMG	0.14%

6. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncement

In January 2010, FASB issued Accounting Standards Update (the “Update”) “Improving Disclosures about Fair Value Measurements”. The Update amends FASB Accounting Standards Codification Topic “Fair Value Measurements and Disclosures”, to require additional disclosures regarding fair value measurements. Certain disclosures required by the Update are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the Update will have on its financial statement disclosures.

8. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC was conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCC and the Adviser cooperated fully with the SEC in that examination. In connection with the SEC examination, the Board established a committee comprising independent members of the Board that (a) monitored the matter, (b) reviewed pertinent documents, (c) met with its special counsel, and (d) met with the Staff of the SEC and representatives of the Adviser. As recommended by the committee, the Trust and the Adviser entered into an agreement under which the Adviser made a one-time payment to the Trust. The payment was allocated among the Funds as recommended by the committee and did not result in a material impact on net asset value of any Fund. On November 9, 2007, the Adviser was notified by the SEC that they had concluded their examination and had no further requests or comments at that time.

9. U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

10. Treasury Money Market Fund Reopens to New Investors

The Treasury Money Market Fund, which ceased accepting additional investments except from established shareholders on December 1, 2008, resumed accepting investments from new shareholders as of October 1, 2009.

11. Capital Infusion

On April 21, 2009, PNC Group, the indirect parent of the Adviser, provided a $1.7 million capital infusion to the Money Market Fund to offset a capital loss carryforward. The Fund had been diluted by that amount through a residual capital loss carryforward from 2004, resulting from the earlier sale of commercial paper holdings in both Pacific Gas and Electric and Southern California Edison.

12. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded .

55

PNC Money Market Funds

NOTICE TO SHAREHOLDERS

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2010 income tax purposes will be sent to them in early 2011. Please consult your tax advisor for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2010 tax year end, please consult you tax adviser as to the pertinence of this notice.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Ohio Municipal Money Market Fund	100.00%
Pennsylvania Tax Exempt Money Market Fund	100.00%
Tax Exempt Money Market Fund	100.00%

Proxy Voting

A description of the policies and procedures that PNC Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how PNC Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Money Market Funds can be found by visiting the Funds’ website at pncfunds.com.

56

Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road
King of Prussia, PA 19406

PNC FUNDS

AR-003-0610

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, Kelly J. Brennan, Richard W. Furst and Robert D. Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant’s board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $561,000 and $570,520 for the fiscal years ended May 31, 2010 and 2009, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $99,844 and $42,883 for the fiscal years ended May 31, 2010 and 2009, respectively. Fees are associated with the review of the combined pro forma financial statements in connection with Fund reorganizations, auditor transition assistance, and 17f-2 counts.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers controlling, controlled by or under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2010 and 2009, respectively.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $24,600 and $50,522 for the fiscal years ended May 31, 2010 and 2009, respectively. The fees are associated with the review of six funds’ excise tax calculations and Subchapter M distribution requirements, the review of calendar year end supplementary tax information to be included in 1099 reporting, the review of six funds’ federal and state income tax returns and Subchapter M distribution requirements, and the review of the capital loss carry forwards of the Funds in connection with the proposed merger of the mid and small cap growth funds.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers controlling, controlled by or under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2010 and 2009, respectively.

All Other Fees

(d)	The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2010 and 2009, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers controlling, controlled by or under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2010 and 2009, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)	The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)	The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.	Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)	The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant were $43,000 and $148,000 for the Registrant’s fiscal years ended May 31, 2010 and 2009, respectively.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	PNC Funds

By (Signature and Title)*	/S/ KEVIN A. MCCREADIE
Kevin A. McCreadie, President (principal executive officer)

Date	July 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ KEVIN A. MCCREADIE
Kevin A. McCreadie, President (principal executive officer)

Date	July 28, 2010

By (Signature and Title)*	/s/ JOHN KERNAN
John Kernan, Treasurer (principal financial officer)

Date	July 28, 2010

*	Print the name and title of each signing officer under his or her signature.